The information in this preliminary pricing supplement is not complete and may be changed. This preliminary pricing supplement and the accompanying prospectus supplement and prospectus are not offers to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion
Preliminary Pricing Supplement dated

November 5, 2013

Prospect Capital Corporation
Prospect Capital InterNotes®
4.000% Senior Notes due 2017 (the "2017 Notes")
5.000% Senior Notes due 2018 (the "2018 Notes")
5.500% Senior Notes due 2020 (the "2020 Notes")
6.000% Senior Notes due 2028 (the "2028 Notes")
6.500% Senior Notes due 2038 (the "2038 Notes"
and together with the 2017 Notes, the 2018 Notes,
the 2020 Notes and the 2028 Notes, the "Notes")

Filed under Rule 497, Registration Statement No. 333-190850

Preliminary Pricing Supplement Nos. 192, 193, 194, 195 and 196—Dated Tuesday, November 5, 2013
(To: Prospectus Dated October 15, 2013, and Prospectus Supplement Dated November 4, 2013)

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348YHX2	US74348YHX22	$	100.000%	1.150%	$	Fixed	4.000%	Semi-Annual	11/15/2017	5/15/2014	$20.00	Yes	Senior Unsecured Notes

           Redemption Information: Callable at 100.000% on 11/15/2014 and every coupon date thereafter.

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348YHY0	US74348YHY05	$	100.000%	1.500%	$	Fixed	5.000%	Semi-Annual	11/15/2018	5/15/2014	$25.00	Yes	Senior Unsecured Notes

           Redemption Information: Callable at 100.000% on 11/15/2014 and every coupon date thereafter.

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348YHZ7	US74348YHZ79	$	100.000%	1.750%	$	Fixed	5.500%	Semi-Annual	11/15/2020	5/15/2014	$27.50	Yes	Senior Unsecured Notes

           Redemption Information: Callable at 100.000% on 11/15/2014 and every coupon date thereafter.

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348YJA0	US74348YJA01	$	100.000%	3.050%	$	Fixed	6.000%	Semi-Annual	11/15/2028	5/15/2014	$30.00	Yes	Senior Unsecured Notes

           Redemption Information: Callable at 100.000% on 11/15/2015 and every coupon date thereafter.

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348YJB8	US74348YJB83	$	100.000%	3.650%	$	Fixed	6.500%	Semi-Annual	11/15/2038	5/15/2014	$32.50	Yes	Senior Unsecured Notes

           Redemption Information: Callable at 100.000% on 11/15/2016 and every coupon date thereafter.

      Trade Date: Tuesday, November 12, 2013 @ 12:00 PM ET
      Settle Date: Friday, November 15, 2013
      Minimum Denomination/Increments: $1,000.00/$1,000.00
      Initial trades settle flat and clear SDFS: DTC Book Entry only

           The Notes will be issued pursuant to the Indenture, dated as of February 16, 2012, as amended and supplemented by that certain One Hundred Ninety-Second Supplemental Indenture, One Hundred Ninety-Third Supplemental Indenture, One Hundred Ninety-Fourth Supplemental Indenture, One Hundred Ninety-Fifth Supplemental Indenture and One Hundred Ninety-Sixth Supplemental Indenture, respectively, each dated as of November 15, 2013.

           The date from which interest shall accrue on the Notes is Friday, November 15, 2013. The "Interest Payment Dates" for the Notes shall be November 15 and May 15 of each year, commencing May 15, 2014; the interest payable on any Interest Payment Date, will be paid to the Person in whose name the Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest, which shall be November 1 or May 1, as the case may be, next preceding such Interest Payment Date.

           The 2017 Notes, the 2018 Notes, the 2020 Notes, the 2028 Notes, and the 2038 Notes will be redeemable in whole or in part at any time or from time to time, at the option of Prospect Capital Corporation, on or after November 15, 2014, November 15, 2014, November 15, 2014, November 15, 2015 and November 15, 2016, respectively, at a redemption price of $1,000 per Note plus accrued and unpaid interest payments otherwise payable for the then-current semi-annual interest period accrued to, but excluding, the date fixed for redemption and upon not less than 30 days nor more that 60 days prior notice to the noteholder and the trustee, as described in the prospectus.

           Prospect Capital Corporation is a financial services company that lends to and invests in middle market, privately-held companies. We are organized as an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management LLC manages our investments and Prospect Administration LLC provides the administrative services necessary for us to operate.

           This preliminary pricing supplement relates only to the securities described in the accompanying prospectus supplement and prospectus, is only a summary of changes and should be read together with the accompanying prospectus supplement and prospectus, including among other things the section entitled "Risk Factors" beginning on page S-8 of such prospectus supplement and page 12 of such prospectus. This preliminary pricing supplement and the accompanying prospectus supplement and prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC." This information is available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

           Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this preliminary pricing supplement. Any representation to the contrary is a criminal offense. Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.

           InterNotes® is a registered trademark of Incapital Holdings LLC.

Filed pursuant to Rule 497
File No. 333-190850

PROSPECTUS SUPPLEMENT
(To Prospectus dated October 15, 2013)

Prospect Capital Corporation

Prospect Capital InterNotes®

  •
  We may offer to sell our Prospect Capital InterNotes® from time to time. The specific terms of the notes will be set prior to the time of sale and described in a pricing supplement. You should read this prospectus supplement, the accompanying prospectus and the applicable pricing supplement carefully before you invest. We may offer other debt securities from time to time other than the notes under our Registration Statement or in private placements.

  •
  We may offer the notes to or through agents for resale. The applicable pricing supplement will specify the purchase price, agent discounts and net proceeds of any particular offering of notes. The agents are not required to sell any specific amount of notes but will use their reasonable best efforts to sell the notes. We also may offer the notes directly. We have not set a date for termination of our offering.

  •
  The agents have advised us that from time to time they may purchase and sell notes in the secondary market, but they are not obligated to make a market in the notes and may suspend or completely stop that activity at any time. Unless otherwise specified in the applicable pricing supplement, we do not intend to list the notes on any stock exchange.

        Investing in the notes involves certain risks, including those described in the "Risk Factors" section beginning on page S-8 of this prospectus supplement and page 12 of the accompanying prospectus.

        This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC." This information is available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

        Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

        Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.

        We may sell the notes to or through one or more agents or dealers, including the agents listed below.

Incapital LLC	BofA Merrill Lynch	Citigroup

Prospectus Supplement dated November 4, 2013.

®InterNotes is a registered trademark of Incapital Holdings LLC

FORWARD-LOOKING STATEMENTS

        This prospectus supplement and the accompanying prospectus may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the "Exchange Act," which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes" and "scheduled" and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  our future operating results,

  •
  our business prospects and the prospects of our portfolio companies,

  •
  the impact of investments that we expect to make,

  •
  our contractual arrangements and relationships with third parties,

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest,

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  the ability of our portfolio companies to achieve their objectives,

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  difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

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  the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

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  adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

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  a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

  •
  our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company,

  •
  the adequacy of our cash resources and working capital,

  •
  the timing of cash flows, if any, from the operations of our portfolio companies,

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  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

  •
  authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the SEC, Internal Revenue Service,

i

    the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business, and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus and in our filings with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, ability to obtain certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus, respectively, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus, respectively. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement or the accompanying prospectus, as applicable. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the "Securities Act."

        You should rely only on the information contained in this prospectus supplement, including any pricing supplement included hereto, and the accompanying prospectus. We have not, and the agent(s) or dealer(s) has not, authorized any other person to provide you with information that is different from that contained in this prospectus supplement, including any pricing supplement included hereto, or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the agents are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information appearing in this prospectus supplement, including any pricing supplement included hereto, and the accompanying prospectus is accurate only as of their respective dates and we assume no obligation to update any such information. Our business, financial condition and results of operations may have changed since those dates. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we any make directly to you or through reports that we have filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

        This prospectus supplement, including any pricing supplement included hereto, supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in that prospectus.

ii

PROSPECTUS SUPPLEMENT

iii

 PROSPECTUS SUMMARY

        This section summarizes the legal and financial terms of the notes that are described in more detail in "Description of Notes" beginning on page S-13. Final terms of any particular notes will be determined at the time of sale and will be contained in the pricing supplement, which will be included with this prospectus supplement, relating to those notes. The terms in that pricing supplement may vary from and supersede the terms contained in this summary and in "Description of Notes." In addition, you should read the more detailed information appearing elsewhere in this prospectus supplement, the accompanying prospectus and in that pricing supplement.

        The terms "we," "us," "our" and "Company" refer to Prospect Capital Corporation; "Prospect Capital Management," "Investment Adviser" and "PCM" refer to Prospect Capital Management LLC; and "Prospect Administration" and the "Administrator" refer to Prospect Administration LLC.

 The Company

        Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. In this prospectus supplement and the accompanying prospectus, we use the term "middle-market" to refer to companies with annual revenues between $50 million and $2 billion. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        We currently have seven origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, and (7) investments in syndicated debt. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.

        Lending in Private Equity Sponsored Transactions—We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or mezzanine loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. This strategy has comprised approximately 50%-60% of our business.

        Lending Directly to Companies—We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. This strategy generally has comprised approximately 5%-15% of our business.

        Control Investments in Corporate Operating Companies—This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. We provide certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.

        Control Investments in Financial Companies—This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, subprime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC-compliant partnership, enhancing returns. This strategy has comprised approximately 10%-15% of our business.

        Investments in Structured Credit—We make investments in Collateralized Loan Obligations ("CLOs"), generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has represented 10%-20% of the portfolio.

        Real Estate Investments—We make investments in real estate through our wholly-owned tax-efficient real estate investment trust ("REIT"), American Property Holdings Corp. ("APHC"). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. We partner with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has represented approximately 5%-10% of our business.

        Investments in Syndicated Debt—On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has represented approximately 5%-10% of the portfolio.

        We invest primarily in first and second lien senior loans and mezzanine debt which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B depending on the tranche.

        We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, real estate and financial businesses.

        We are currently pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. Motivated sellers, including commercial finance companies, hedge funds, other business development companies, total return swap counterparties, banks, collateralized loan obligation funds, and other entities, are suffering from excess leverage, and we believe we are well positioned to capitalize as potential buyers of such assets at attractive prices. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.

        As of September 30, 2013, we held investments in 129 portfolio companies. The aggregate fair value as of September 30, 2013 of investments in these portfolio companies held on that date is approximately $4.55 billion. Our portfolio across all our performing interest-bearing investments had an annualized current yield of 12.5% as of September 30, 2013.

Recent Developments

Dividends

        On November 4, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110400 per share for April 2014 to holders of record on April 30, 2014 with a payment date of May 22, 2014;

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  $0.110425 per share for May 2014 to holders of record on May 30, 2014 with a payment date of June 19, 2014; and

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  $0.110450 per share for June 2014 to holders of record on June 30, 2014 with a payment date of July 24, 2014.

Recent Investment Activity

        On October 1, 2013, we made a $2.6 million follow-on investment in Airmall, a leading developer and manager of airport retail operations.

        On October 2, 2013, we announced an increase of $20.0 million to our commitments to our credit facility. The commitments to the credit facility now stand at $587.5 million.

        On October 7, 2013, Evanta Ventures, Inc. repaid the $10.5 million loan receivable to us.

        On October 11, 2013, we made a $5.8 million follow-on senior debt and equity investment in CP Holdings of Delaware LLC, an energy services company based in western Oklahoma.

        On October 11, 2013, we provided $25.0 million in preferred equity for the recapitalization of Ajax. After the financing, we received repayment of the $20.0 million loan previously outstanding.

        On October 15, 2013, we made a secured debt investment of $2.0 million in Digital Insight, a leading provider of digital banking software to financial institutions in the U.S. which allows financial institutions to offer a comprehensive, user friendly platform of products and services through the online and mobile channels. On the same day, we fully exited the deal and realized a gain of $20,000 on this investment.

        On October 15, 2013, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to an additional $5.0 billion of debt and equity securities.

        On October 16, 2013, we made a secured debt investment of $7.0 million in Renaissance Learning, Inc., a leading provider of technology based school improvement and student assessment programs. On November 4, 2013, we fully exited this investment and realized a gain of $140,000 on this investment.

        On October 17, 2013, $19.7 million of the Apidos CLO VIII, Ltd. subordinated notes were called.

        On October 22, 2013, we made an investment of $40.8 million to purchase 85.05% of the subordinated notes in CIFC Funding 2013-IV, Ltd.

        On October 29, 2013, we made a $2.0 million follow-on investment in APH Property Holdings, LLC ("APH").

        On October 30, 2013, we made a secured debt investment of $2.5 million in Omnitracs, Inc., one of the world's largest providers of satellite and terrestrial-based connectivity and position location solutions to transportation and logistics companies. On the same day, we fully exited the deal and realized a gain of $25,000 on this investment.

        On October 30, 2013, we made a secured debt investment of $6.0 million in The Petroleum Place, Inc. ("P2"), a provider of enterprise resource planning software focused on the oil & gas industry. On November 4, 2013 we fully exited this investment and realized a gain of $60,000 on the investment.

        On October 31, 2013, we sold $18.8 million of the National Bankruptcy Services, LLC loan receivable. The loan receivable was sold at a discount, for which we realized a loss of $7.9 million.

        On November 1, 2013, P2 repaid the $22.0 million second lien term loan receivable to us.

        On November 1, 2013, we made a $9.9 million follow-on investment in APH, to acquire Bexley Apartment Houses, a multi-family residential property located in Marietta, Georgia. We invested $1.7 million of equity and $8.2 million of debt in APH.

        On November 4, 2013, we sold $2.0 million of our $12.5 million investment in Photonis Technologies SAS, recognizing a gain of $50,000 on the sale.

Debt Issuance

        During the period from October 1, 2013 to November 4, 2013, we issued $56.8 million in aggregate principal amount of our Prospect Capital InterNotes for net proceeds of $55.7 million. In addition, we sold $8.2 million in aggregate principal amount of our Prospect Capital InterNotes for net proceeds of $8.0 million with expected closing on November 7, 2013.

Common Stock Issuance

        During the period from October 1, 2013 to November 4, 2013, we sold 12,652,811 shares of our common stock at an average price of $11.21 per share, and raised $141.8 million of gross proceeds, under our at-the-market offering program, or the "ATM Program." Net proceeds were $140.4 million after commissions to the broker-dealer on shares sold and offering costs.

        On October 24, 2013, we issued 135,212 shares of our common stock in connection with the dividend reinvestment plan.

 The Offering

Issuer	Prospect Capital Corporation
Purchasing Agent	Incapital LLC
Agents	Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. From time to time, we may sell the notes to or through additional agents.
Title of Notes	Prospect Capital InterNotes®
Amount
We may issue notes from time to time in various offerings up to $1.0 billion, the aggregate principal amount authorized by our board of directors for notes. As of November 4, 2013, $518.8 million aggregate principal amount of notes has been issued. In addition, we sold $8.2 million in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $8.0 million with expected closing on November 7, 2013. There are no limitations on our ability to issue additional indebtedness in the form of Prospect Capital InterNotes® or otherwise other than under the 1940 Act and the marginally more restrictive 175% asset coverage requirement under our credit facility.
Denominations	The notes will be issued and sold in denominations of $1,000 and multiples of $1,000 (unless otherwise stated in the pricing supplement).
Status	The notes will be our direct unsecured senior obligations and will rank equally with all of our other unsecured senior indebtedness from time to time outstanding.
Maturities	Each note will mature 12 months or more from its date of original issuance.
Interest	Notes may be issued with a fixed or floating interest rate; a floating interest rate note will be based on the London Interbank Offered Rate ("LIBOR").

Interest on each fixed or floating interest rate note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and on the stated maturity date. Interest also will be paid on the date of redemption or repayment if a note is redeemed or repaid prior to its stated maturity in accordance with its terms.
Interest on the notes will be computed on the basis of a 360-day year of twelve 30-day months, often referred to as the 30/360 (ISDA) day count convention.
Principal	The principal amount of each note will be payable on its stated maturity date at the corporate trust office of the paying agent or at any other place we may designate.

Redemption and Repayment	Unless otherwise stated in the applicable pricing supplement, a note will not be redeemable at our option or be repayable at the option of the holder prior to its stated maturity date. The notes will not be subject to any sinking fund.
Survivor's Option
Specific notes may contain a provision permitting the optional repayment of those notes prior to stated maturity, if requested by the authorized representative of the beneficial owner of those notes, following the death of the beneficial owner of the notes, so long as the notes were owned by the beneficial owner or his or her estate at least six months prior to the request. This feature is referred to as a "Survivor's Option." Your notes will not be repaid in this manner unless the pricing supplement for your notes provides for the Survivor's Option. If the pricing supplement for your notes provides for the Survivor's Option, your right to exercise the Survivor's Option will be subject to limits set by us on (1) the permitted dollar amount of total exercises by all holders of notes in any calendar year, and (2) the permitted dollar amount of an individual exercise by a holder of a note in any calendar year. Additional details on the Survivor's Option are described in the section entitled "Description of Notes—Survivor's Option."
Sale and Clearance	We will sell notes in the United States only. Notes will be issued in book-entry only form and will clear through The Depository Trust Company. We do not intend to issue notes in certificated form.
Trustee	The trustee for the notes is U.S. Bank National Association, under an indenture dated as of February 16, 2012, as amended and as supplemented from time to time.
Selling Group
The agents and dealers comprising the selling group are broker-dealers and securities firms. Each of the Purchasing Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. entered into a Third Amended and Restated Selling Agent Agreement with us dated October 15, 2013 (as amended, the "Selling Agent Agreement"). Additional agents appointed by us from time to time in connection with the offering of the notes contemplated by this prospectus supplement will become parties to the Selling Agent Agreement. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. The agents and the dealers have agreed to market and sell the notes in accordance with the terms of those respective agreements and all other applicable laws and regulations. You may contact the Purchasing Agent at info@incapital.com for a list of selling group members.

SELECTED CONDENSED FINANCIAL DATA

        You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus supplement and the accompanying prospectus. Financial information below for the years ended June 30, 2013, 2012, 2011, 2010 and 2009 has been derived from the financial statements that were audited by our independent registered public accounting firm. The selected consolidated financial data at and for the three months ended September 30, 2013 and 2012 has been derived from unaudited financial data. Interim results for the three months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ending June 30, 2014. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" starting on page S-25 for more information.

	For the Three Months Ended September 30,		For the Year Ended June 30,
	2013	2012	2013	2012	2011	2010	2009
			(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Interest income	$138,421	$78,310	$435,455	$219,536	$134,454	$86,518	$62,926
Dividend income	7,089	36,208	82,705	64,881	15,092	15,366	22,793
Other income	15,524	9,118	58,176	36,493	19,930	12,675	14,762

Total investment income	161,034	123,636	576,336	320,910	169,476	114,559	100,481

Interest and credit facility expenses	(27,407)	(13,511)	(76,341)	(38,534)	(17,598)	(8,382)	(6,161)
Investment advisory expense	(43,629)	(31,735)	(151,031)	(82,507)	(46,051)	(30,727)	(26,705)
Other expenses	(7,661)	(4,363)	(24,040)	(13,185)	(11,606)	(8,260)	(8,452)

Total expenses	(78,697)	(49,609)	(251,412)	(134,226)	(75,255)	(47,369)	(41,318)

Net investment income	82,337	74,027	324,924	186,684	94,221	67,190	59,163

Realized and unrealized (losses) gains	(2,437)	(26,778)	(104,068)	4,220	24,017	(47,565)	(24,059)

Net increase in net assets from operations	$79,900	$47,249	$220,856	$190,904	$118,238	$19,625	$35,104

Per Share Data:
Net increase in net assets from operations(1)	$0.31	$0.29	$1.07	$1.67	$1.38	$0.33	$1.11
Distributions declared per share	$(0.33)	$(0.30)	$(1.28)	$(1.22)	$(1.21)	$(1.33)	$(1.62)
Average weighted shares outstanding for the period	258,084,153	162,492,894	207,069,971	114,394,554	85,978,757	59,429,222	31,559,905
Assets and Liabilities Data:
Investments	$4,553,136	$2,846,123	$4,172,852	$2,094,221	$1,463,010	$748,483	$547,168
Other assets	230,435	66,474	275,365	161,033	86,307	84,212	119,857

Total assets	4,783,571	2,912,597	4,448,217	2,255,254	1,549,317	832,695	667,025

Amount drawn on credit facility	69,000	—	124,000	96,000	84,200	100,300	124,800
Senior convertible notes	847,500	647,500	847,500	447,500	322,500	—	—
Senior unsecured notes	347,762	100,000	347,725	100,000	—	—	—
InterNotes®	461,977	88,517	363,777	20,638	—	—	—
Amount owed to related parties	1,789	12,045	6,690	8,571	7,918	9,300	6,713
Other liabilities	145,788	181,209	102,031	70,571	20,342	11,671	2,916

Total liabilities	1,873,816	1,029,271	1,791,723	743,280	434,960	121,271	134,429

Net assets	$2,909,755	$1,883,326	$2,656,494	$1,511,974	$1,114,357	$711,424	$532,596

Investment Activity Data:
No. of portfolio companies at period end	129	96	124	85	72	58	30
Acquisitions	$556,843	$747,937	$3,103,217	$1,120,659	$953,337	$364,788 (2)	$98,305
Sales, repayments, and other disposals	$164,167	$158,123	$931,534	$500,952	$285,562	$136,221	$27,007
Total return based on market value(3)	6.49%	3.82%	6.2%	27.2%	17.2%	17.7%	(18.6)%
Total return based on net asset value(3)	2.96%	3.12%	10.9%	18.0%	12.5%	(6.8)%	(0.6)%
Weighted average yield at end of period(4)	12.5%	13.3%	13.6%	13.9%	12.8%	16.2%	14.6%

(1)
Per share data is based on average weighted shares for the period.

(2)
Includes $207,126 of acquired portfolio investments from Patriot Capital Funding, Inc.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

(4)
Excludes equity investments and non-performing loans.

RISK FACTORS

        Your investment in the notes will involve certain risks. This prospectus supplement and the accompanying prospectus do not describe all of those risks.

        You should, in consultation with your own financial and legal advisors, carefully consider the following discussion of risks before deciding whether an investment in the notes is suitable for you. The notes will not be an appropriate investment for you if you are not knowledgeable about significant features of the notes or financial matters in general. You should not purchase the notes unless you understand, and know that you can bear, these investment risks.

Our amount of debt outstanding will increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.

        As of November 4, 2013, we and our subsidiary had no secured indebtedness outstanding and approximately $1.7 billion of unsecured senior indebtedness outstanding.

        The use of debt could have significant consequences on our future operations, including:

  •
  making it more difficult for us to meet our payment and other obligations under the notes and our other outstanding debt;

  •
  resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in all of our debt becoming immediately due and payable;

  •
  reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

  •
  subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

  •
  limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

        Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.

        Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing or amended senior credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including any notes sold, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the notes and our other debt.

The notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to existing and future liabilities and other indebtedness of our subsidiaries.

        The notes will be our general, unsecured obligations and will rank equally in right of payment with all of our existing and future unsubordinated, unsecured senior indebtedness, including without limitation, the $150.0 million aggregate principal amount of 6.25% Convertible Senior Notes due 2015 (the "2015 Notes"), the $167.5 million aggregate principal amount of 5.50% Convertible Senior Notes due 2016 (the "2016 Notes"), the $130.0 million aggregate principal amount of 5.375% Convertible Senior Notes due 2017 (the "2017 Notes"), the $200.0 million aggregate principal amount of 5.75% Convertible Senior Notes due 2018 (the "2018 Notes"), the $200.0 million aggregate principal amount of 5.875% Convertible Senior Notes due 2019 (the "2019 Notes"), the $100.0 million aggregate principal amount of 6.95% Senior Notes due 2022 (the "2022 Notes") and the $250.0 million aggregate principal amount of 5.875% Senior Notes due 2023 (the "2023 Notes"). As a result, the notes will be effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The notes do not restrict us or our subsidiaries from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the notes. As of November 4, 2013, we had no borrowings under our credit facility. Our credit facility is secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the notes to the extent of the value of such assets.

        Each of the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2022 Notes and the 2023 Notes may be due prior to the notes. We do not currently know whether we will be able to replace any of the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2022 Notes or the 2023 Notes upon their respective maturities, or if we do, whether we will be able to do so on terms that are as favorable as such notes. In the event that we are not able to replace the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2022 Notes or the 2023 Notes at the time of their respective maturities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders, our ability to repay the notes and our ability to qualify as a regulated investment company, or "RIC."

The indenture and supplemental indentures under which the notes will be issued will contain limited protection for holders of the notes.

        The indenture and supplemental indentures (collectively, the "indenture") under which the notes will be issued offer limited protection to holders of the notes. The terms of the indenture and the notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the notes. In particular, the terms of the indenture and the notes will not place any restrictions on our or our subsidiaries' ability to:

  •
  issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

  •
  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the notes;

  •
  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

  •
  enter into transactions with affiliates;

  •
  create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

  •
  make investments; or

  •
  create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

        In addition, the indenture will not require us to offer to purchase the notes in connection with a change of control or any other event.

        Furthermore, the terms of the indenture and the notes do not protect holders of the notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than certain limited restrictions on dividends and certain board structures or default provisions mandated by the 1940 Act.

        Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the notes may have important consequences for you as a holder of the notes, including making it more difficult for us to satisfy our obligations with respect to the notes or negatively affecting the trading value of the notes.

        Certain of our current debt instruments include more protections for their holders than the indenture and the notes. See in the accompanying prospectus "Risk Factors—Risks Relating to Our Business—The Notes present other risks to holders of our common stock, including the possibility that the Notes could discourage an acquisition of the Company by a third party and accounting uncertainty" and "—In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations." In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the notes.

We may choose to redeem notes when prevailing interest rates are relatively low.

        If your notes will be redeemable at our option, we may choose to redeem your notes from time to time, especially when prevailing interest rates are lower than the rate borne by the notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the notes being redeemed. Our redemption right also may adversely impact your ability to sell your notes as the optional redemption date or period approaches.

Survivor's Option may be limited in amount.

        We will have a discretionary right to limit the aggregate principal amount of notes subject to the Survivor's Option that may be exercised in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the outstanding principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes subject to the Survivor's Option that may be exercised in such calendar year on behalf of any individual deceased beneficial owner of notes. Accordingly, no assurance can be given that exercise of the Survivor's Option for the desired amount will be permitted in any single calendar year.

We cannot assure that a trading market for your notes will ever develop or be maintained.

        In evaluating the notes, you should assume that you will be holding the notes until their stated maturity. The notes are a new issue of securities. We cannot assure you that a trading market for your notes will ever develop, be liquid or be maintained. Many factors independent of our creditworthiness affect the trading market for and market value of your notes. Those factors include, without limitation:

  •
  the method of calculating the principal and interest for the notes;

  •
  the time remaining to the stated maturity of the notes;

  •
  the outstanding amount of the notes;

  •
  the redemption or repayment features of the notes; and

  •
  the level, direction and volatility of interest rates generally.

        There may be a limited number of buyers when you decide to sell your notes. This may affect the price you receive for your notes or your ability to sell your notes at all.

Changes in banks' inter-bank lending rate reporting practices or the method pursuant to which the LIBOR rates are determined may adversely affect the value of your floating rate notes.

        Beginning in 2008, concerns have been raised that some of the member banks surveyed by the British Bankers' Association (the "BBA") in connection with the calculation of daily LIBOR rates may have been under-reporting the inter-bank lending rate applicable to them in order to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may result from reporting higher inter-bank lending rates. Inquiries remain ongoing, including investigations by regulators and governmental authorities in various jurisdictions, and if such under-reporting occurred, it may have resulted in the LIBOR rate being artificially low. If any such under-reporting still exists and some or all of the member banks discontinue such practice, there may be a resulting sudden or prolonged upward movement in LIBOR rates. In addition, in August 2008 the BBA announced that it was changing the LIBOR rate-fixing process by increasing the number of banks surveyed to set the LIBOR rate. The BBA has taken steps intended to strengthen the oversight of the process and review biannually the composition of the panels of banks surveyed to set the LIBOR rate. In addition, the final report of the Wheatley Review of LIBOR, published in September 2012, set forth recommendations relating to the setting and administration of LIBOR, and the UK government has announced that it intends to incorporate these recommendations in new legislation. At the present time it is uncertain what changes, if any, may be made by the UK government or other governmental or regulatory authorities in the method for determining LIBOR or whether these changes would cause any decrease or increase in LIBOR rates. Any changes in the method pursuant to which the LIBOR rates are determined, or the development of a widespread market view that LIBOR rates have been or are being manipulated by members of the bank panel, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates. If that were to occur, the level of interest payments and the value of the floating rate notes may be adversely affected. If your floating rate notes are subject to a maximum rate specified in your pricing supplement, you may not benefit from any such increase in LIBOR rates because the interest on your floating rate notes will be subject to the maximum rate. As a result, the amount of interest payable for your floating rate notes may be significantly less than it would have been had you invested in a similar investment instrument not subject to such a maximum interest rate.

Your investment in the floating rate notes will involve certain risks not associated with an investment in conventional debt securities. You should consider carefully the following discussion of risks before you decide that an investment in the floating rate notes is suitable for you.

        Floating rate notes present different investment considerations than fixed rate notes. For notes with only floating rates, the rate of interest paid by us on the notes for each applicable interest period is not fixed, but will vary depending on LIBOR and accordingly could be substantially less than the rates of interest we would pay on fixed rate notes of the same maturity. Additionally, the notes may change the interest rate or interest rate formula in relation to LIBOR at one or more points during the term of such notes (often referred to as a "step up" feature) or may switch from floating to fixed rate or from a fixed to a floating rate during the term of the notes. Consequently, the return on the notes may be less than returns otherwise payable on fixed rate debt securities issued by us with similar maturities whose interest rates cannot change. The variable interest rate on the notes, while determined, in part, by reference to LIBOR, may not actually pay at such rates. Furthermore, we have no control over any fluctuations in LIBOR.

        If the relevant pricing supplement specifies a maximum rate, the interest rate for any interest period will be limited by the maximum rate. The maximum rate will limit the amount of interest you may receive for each such interest period, even if the fixed or floating rate component, as adjusted by any spread factor, if applicable, and/or a spread, if applicable, would have otherwise resulted in an interest rate greater than the maximum rate. As a result, if the interest rate for any interest period without taking into consideration the maximum rate would have been greater than the maximum rate, the notes will provide you less interest income than an investment in a similar instrument that is not subject to a maximum interest rate.

DESCRIPTION OF NOTES

        The following description of the particular terms of the notes being offered supplements and, to the extent inconsistent with or otherwise specified in an applicable pricing supplement, replaces the description of the general terms and provisions of the debt securities set forth under the heading "Description of Our Debt Securities" in the accompanying prospectus. Unless otherwise specified in an applicable pricing supplement, the notes will have the terms described below. Capitalized terms used but not defined below have the meanings given to them in the accompanying prospectus and in the indenture relating to the notes.

        The notes being offered by this prospectus supplement, the accompanying prospectus and the applicable pricing supplement will be issued under an indenture, dated as of February 16, 2012, as amended and as supplemented from time to time. U.S. Bank National Association was appointed as trustee, as successor to American Stock Transfer & Trust Company, LLC, pursuant to an Agreement of Resignation, Appointment and Acceptance dated as of March 9, 2012. The indenture is more fully described in the accompanying prospectus. The indenture does not limit the aggregate amount of debt securities that may be issued under it and provides that the debt securities may be issued under it from time to time in one or more series. The following statements are summaries of the material provisions of the indenture and the notes. These summaries do not purport to be complete and are qualified in their entirety by reference to the indenture, including for the definitions of certain terms. From time to time we may offer other debt securities either publicly or through private placement having maturities, interest rates, covenants and other terms that may differ materially from the terms of the notes described herein and in any pricing supplement.

        The notes constitute a single series of debt securities for purposes of the indenture and are unlimited in aggregate principal amount under the terms of the indenture. Our board of directors has authorized the issuance and sale of the notes from time to time, up to an aggregate principal amount of $1.0 billion. As of November 4, 2013, $518.8 million aggregate principal amount of notes has been issued. In addition, we sold $8.2 million in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $8.0 million with expected closing on November 7, 2013.

        Notes issued in accordance with this prospectus supplement, the accompanying prospectus and the applicable pricing supplement will have the following general characteristics:

  •
  the notes will be our direct unsecured senior obligations and will rank equally with all of our other unsecured senior indebtedness from time to time outstanding;

  •
  the notes may be offered from time to time by us through the Purchasing Agent and each note will mature on a day that is at least 12 months from its date of original issuance;

  •
  each note may be issued with a fixed or floating interest rate; any floating interest rate will be based on LIBOR;

  •
  the notes will not be subject to any sinking fund; and

  •
  the minimum denomination of the notes will be $1,000 (unless otherwise stated in the pricing supplement).

        In addition, the pricing supplement relating to each offering of notes will describe specific terms of the notes, including but not limited to:

  •
  the stated maturity;

  •
  the denomination of your notes;

  •
  the price at which we originally issue your notes, expressed as a percentage of the principal amount, and the original issue date;

  •
  whether your notes are fixed rate notes or floating rate notes;

  •
  if your notes are fixed rate notes, the annual rate at which your notes will bear interest, or the periodic rates in the case of notes that bear different rates at different times during the term of the notes, and the interest payment dates, if different from those stated below under "—Interest Rates—Fixed Rate Notes;"

  •
  if your notes are floating rate notes, the interest rate, spread or spread multiplier or initial base rate, maximum rate and/or minimum rate; if there is more than one spread to be applied at different times during the term of the notes for your interest rate, which spread during which periods applies to your notes; and the interest reset, determination, calculation and payment dates, all of which we describe under "—Interest Rates—Floating Rate Notes" below;

  •
  if applicable, the circumstances under which your notes may be redeemed at our option or repaid at the holder's option before the stated maturity, including any redemption commencement date, repayment date(s), redemption price(s) and redemption period(s), all of which we describe under "—Redemption and Repayment" below;

  •
  whether the authorized representative of the holder of a beneficial interest in the notes will have the right to seek repayment upon the death of the holder as described under "—Survivor's Option;"

  •
  any special U.S. federal income tax consequences of the purchase, ownership and disposition of the notes; and

  •
  any other significant terms of your notes, which could be different from those described in this prospectus supplement and the accompanying prospectus, but in no event inconsistent with the indenture.

        We may at any time purchase notes at any price or prices in the open market or otherwise. Notes so purchased by us may, at our discretion, be held, resold or surrendered to the trustee for cancellation.

Types of Notes

        We may issue either of the two types of notes described below. Notes may have elements of each of the two types of notes described below. For example, notes may bear interest at a fixed rate for some periods and at a floating rate in others.

        Fixed Rate Notes.    Notes of this type will bear interest at one or more fixed rates described in your pricing supplement.

        Fixed rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of fixed rate notes at the fixed rate or rates per annum stated in your pricing supplement during the applicable time periods as stated in your pricing supplement, until the principal is paid or made available for payment. Each payment of interest due on an interest payment date or the maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or maturity. We will compute interest on fixed rate notes on the basis of a 360-day year of twelve 30-day months (the 30/360 (ISDA) day count convention) unless your pricing supplement provides that we will compute interest on a different basis. We will pay interest on each interest payment date and at maturity as described below under "—Payments of Principal and Interest." Notes may be offered that switch from a fixed rate to a floating rate or from a floating rate to a fixed rate during the term of the notes.

        Floating Rate Notes.    Notes of this type will bear interest at rates that are determined by reference to an interest rate formula based on LIBOR. In some cases, the rates may also be adjusted by adding or subtracting a spread in relation to LIBOR or multiplying by a spread multiplier and may be subject to a minimum rate and/or a maximum rate. The various interest rate formulas and these other features are described below in "—Interest Rates—Floating Rate Notes." If your notes are floating rate notes, the formula and any adjustments that apply to the interest rate will be specified in your pricing supplement.

        Floating rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of floating rate notes at a rate per annum determined according to the interest rate formula stated in your pricing supplement during the applicable interest rate periods as stated in your pricing supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below "—Payments of Principal and Interest." Notes may be offered that switch from a fixed rate to a floating rate or from a floating rate to a fixed rate during the term of the notes.

Interest Rates

        This subsection describes the different kinds of interest rates that may apply to your notes, as specified in your pricing supplement.

        Fixed Rate Notes.    Fixed rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of fixed rate notes at the fixed yearly rate or rates stated in your pricing supplement during the applicable time periods as stated in your pricing supplement, until the principal is paid or made available for payment. Your pricing supplement will describe the interest periods and relevant interest payment dates on which interest on fixed rate notes will be payable. Each payment of interest due on an interest payment date or the maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or the maturity. We will compute interest on fixed rate notes on the basis of a 360-day year of twelve 30-day months (the 30/360 (ISDA) day count convention), unless your pricing supplement provides that we will compute interest on a different basis. We will pay interest on each interest payment date and at maturity as described below under "—Payments of Principal and Interest."

        Floating Rate Notes.    Floating rate notes will bear interest at rates that are determined by reference to an interest rate formula based on LIBOR. In some cases, the rates may also be adjusted by adding or subtracting a spread in relation to LIBOR or multiplying by a spread multiplier and may be subject to a minimum rate and/or a maximum rate. If your note is a floating rate note, the formula and any adjustments that apply to the interest rate will be specified in your pricing supplement.

        Each floating rate note will bear interest from its original issue date or from the most recent date to which interest on the note has been paid or made available for payment. Interest will accrue on the principal of a floating rate note at a rate per annum determined according to the interest rate formula stated in the pricing supplement during the applicable interest rate period specified in your pricing supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below under "—Payment of Principal and Interest."

        In addition, the following will apply to floating rate notes.

  Initial Base Rate

        Unless otherwise specified in your pricing supplement, for floating rate notes, the initial base rate will be the applicable LIBOR base rate in effect from and including the original issue date to but excluding the initial interest reset date. We will specify the initial LIBOR base rate in your pricing supplement.

  Spread or Spread Multiplier

        In some cases, the base rate for floating rate notes may be adjusted:

  •
  by adding or subtracting a specified number of basis points, called the spread, with one basis point being 0.01%; or

  •
  by multiplying the base rate by a specified percentage, called the spread multiplier.

        If you purchase floating rate notes, your pricing supplement will specify whether a spread or spread multiplier will apply to your notes and, if so, the amount of the applicable spread or spread multiplier and any increases or decreases in the spread or spread multiplier during the term of your notes.

  Maximum and Minimum Rates

        The actual interest rate, after being adjusted by the spread or spread multiplier, may also be subject to either or both of the following limits:

  •
  a maximum rate—i.e., a specified upper limit that the actual interest rate in effect at any time may not exceed; and/or

  •
  a minimum rate—i.e., a specified lower limit that the actual interest rate in effect at any time may not fall below.

        If you purchase floating rate notes, your pricing supplement will specify whether a maximum rate and/or minimum rate will apply to your notes and, if so, what those rates are.

        Whether or not a maximum rate applies, the interest rate on floating rate notes will in no event be higher than the maximum rate permitted by New York law, as it may be modified by U.S. law of general application. Under current New York law, the maximum rate of interest, with some exceptions, for any loan in an amount less than $250,000 is 16% and for any loan in the amount of $250,000 or more but less than $2,500,000 is 25%, per year on a simple interest basis. These limits do not apply to loans of $2,500,000 or more.

        The rest of this subsection describes how the interest rate and the interest payment dates will be determined, and how interest will be calculated, on floating rate notes.

  Interest Reset Dates

        Except as otherwise specified in your pricing supplement, the rate of interest on floating rate notes will be reset, by the calculation agent described below, daily, weekly, monthly, quarterly, semi-annually or annually (each, an "interest reset period"). The date on which the interest rate resets and the reset rate becomes effective is called the interest reset date. Except as otherwise specified in your pricing supplement, the interest reset date will be as follows:

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  for floating rate notes that reset daily, each London business day (as defined below);

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  for floating rate notes that reset weekly, the Wednesday of each week;

  •
  for floating rate notes that reset monthly, the third Wednesday of each month;

  •
  for floating rate notes that reset quarterly, the third Wednesday of each of four months of each year as specified in your pricing supplement;

  •
  for floating rate notes that reset semi-annually, the third Wednesday of each of two months of each year as specified in your pricing supplement; and

  •
  for floating rate notes that reset annually, the third Wednesday of one month of each year as specified in your pricing supplement.

        For floating rate notes, the interest rate in effect on any particular day will be the interest rate determined with respect to the latest interest reset date that occurs on or before that day. There are several exceptions, however, to the reset provisions described above.

        Interest reset dates are subject to adjustment, as described below under "—Business Day Conventions."

        The base rate in effect from and including the original issue date to but excluding the first interest reset date will be the initial base rate. For floating rate notes that reset daily or weekly, the base rate in effect for each day following the fifth business day before an interest payment date to, but excluding, the interest payment date, and for each day following the fifth business day before the maturity to, but excluding, the maturity, will be the base rate in effect on that fifth business day.

  Interest Determination Dates

        The interest rate that takes effect on an interest reset date will be determined by the calculation agent for the LIBOR base rates by reference to a particular date called an interest determination date. Except as otherwise specified in your pricing supplement, the interest determination date relating to a particular interest reset date will be the second London business day preceding the interest reset date. We refer to an interest determination date for LIBOR notes as a LIBOR interest determination date.

  Interest Calculation Date

        The interest rate that takes effect on a particular interest reset date will be determined by reference to the corresponding interest determination date or interest reset date, as applicable. For some notes, however, the calculation agent will set the rate on a day no later than the corresponding interest calculation date. Unless otherwise specified in your pricing supplement, the interest calculation date for rates to which a calculation date applies will be the business day immediately preceding the date on which interest will next be paid (on an interest payment date or the maturity, as the case may be). The calculation agent need not wait until the relevant interest calculation date to determine the interest rate if the rate information it needs to make the determination is available from the relevant sources sooner.

  Interest Rate Calculations

        Interest payable on floating rate notes for any particular interest period will be calculated as described below using an interest factor, expressed as a decimal, applicable to each day during the applicable interest period, unless otherwise specified in your pricing supplement.

        Calculations relating to floating rate notes will be made by the calculation agent, an institution that we appoint as our agent for this purpose. We have initially appointed U.S. Bank National Association as our calculation agent for any floating rate notes. We may specify a different calculation agent in your pricing supplement. The applicable pricing supplement for your floating rate note will name the institution that we have appointed to act as the calculation agent for that note as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of your floating rate note without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation agent will be final and binding on you and us, without any liability on the part of the calculation agent.

        For floating rate notes, the calculation agent will determine, on the corresponding interest calculation date or interest determination date, as described below, the interest rate that takes effect on each interest reset date. In addition, the calculation agent will calculate the amount of interest that has accrued during each interest period—i.e., the period from and including the original issue date, or the last date to which interest has accrued (which may be the interest payment date or any interest reset date in accordance with the business day convention), to but excluding the next date to which interest will accrue (which may be the interest payment date or any interest reset date in accordance with the business day convention). For each interest period, the calculation agent will calculate the amount of accrued interest by multiplying the face amount of the floating rate note by an accrued interest factor for the interest period. Such accrued interest rate factor is determined by multiplying the applicable interest rate for the period by the day count fraction. The day count fraction will be determined in accordance with the 30/360 (ISDA) day count convention, where the number of days in the interest period in respect of which payment is being made is divided by 360, calculated on a formula basis as follows:

        where:

    "Y1" is the year, expressed as a number, in which the first day of the interest period falls;

    "Y2" is the year, expressed as a number, in which the day immediately following the last day included in the interest period falls;

    "M1" is the calendar month, expressed as a number, in which the first day of the interest period falls;

    "M2" is the calendar month, expressed as a number, in which the day immediately following the last day included in the interest period falls;

    "D1" is the first calendar day, expressed as a number, of the interest period, unless such number would be 31, in which case D1 will be 30; and

    "D2" is the calendar day, expressed as a number, immediately following the last day included in the interest period, unless such number would be 31 and D1 is greater than 29, in which case D2 will be 30.

        Upon the request of the holder of any floating rate note, the calculation agent will provide the interest rate then in effect, and, if determined, the interest rate that will become effective on the next interest reset date with respect to such floating rate note.

        All percentages resulting from any calculation relating to any note will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or ..0987655). All amounts used in or resulting from any calculation relating to any note will be rounded upward or downward to the nearest cent.

  Sources and Corrections

        If we refer to a rate as set forth on a display page, other published source, information vendor or other vendor officially designated by the sponsor of that rate, if there is a successor source for the display page, other published source, information vendor or other official vendor, we refer to that successor source as applicable as determined by the calculation agent. When we refer to a particular heading or headings on any of those sources, those references include any successor or replacement heading or headings as determined by the calculation agent.

        If the applicable rate is based on information obtained from a Reuters screen, that rate will be subject to the corrections, if any, published on that Reuters screen within one hour of the time that rate was first displayed on such source.

  LIBOR Calculation

        LIBOR, with respect to the base rate and any interest reset date, will be the London interbank offered rate for deposits in U.S. dollars for the index maturity specified in your pricing supplement, appearing on the Reuters screen LIBOR page as of approximately 11:00 A.M., London time, on the relevant LIBOR interest determination date.

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  If the rate described above does not so appear on the Reuters screen LIBOR page, then LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the calculation agent at approximately 11:00 A.M., London time, on the relevant LIBOR interest determination date, to prime banks in the London interbank market for a period of the specified index maturity, beginning on the relevant interest reset date, and in a representative amount. The calculation agent will request the principal London office of each of these major banks to provide a quotation of its rate. If at least two quotations are provided, LIBOR for the relevant interest reset date will be the arithmetic mean of the quotations.

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  If fewer than two of the requested quotations described above are provided, LIBOR for the relevant interest reset date will be the arithmetic mean of the rates quoted by major banks in New York City selected by the calculation agent, at approximately 11:00 A.M., New York City time (or the time in the relevant principal financial center), on the relevant interest reset date, for loans in U.S. dollars (or the index currency) to leading European banks for a period of the specified index maturity, beginning on the relevant interest reset date, and in a representative amount.

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  If no quotation is provided as described in the preceding paragraph, then the calculation agent, after consulting such sources as it deems comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate LIBOR or any of the foregoing lending rates, shall determine LIBOR for that interest reset date in its sole discretion.

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  For the purpose of this section, we define the term "index maturity" as the interest rate period of LIBOR on which the interest rate formula is based as specified in your pricing supplement.

        In all cases, if the stated maturity or any earlier redemption date or repayment date with respect to any note falls on a day that is not a business day, any payment of principal, premium, if any, and interest otherwise due on such day will be made on the next succeeding business day, and no interest on such payment shall accrue for the period from and after such stated maturity, redemption date or repayment date, as the case may be.

  Business Days

        The term "London business day" will apply to your floating rate notes, as specified in your pricing supplement, and it means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in London generally are authorized or obligated by law, regulation or executive order to close and is also a day on which dealings in the applicable index currency are transacted in the London interbank market.

Business Day Convention

        The business day convention that will apply to your notes is the "following business day convention." The "following business day convention" means, for any interest payment date or interest reset date, other than the maturity, if such date would otherwise fall on a day that is not a business day, then such date will be postponed to the next day that is a business day.

Payment of Principal and Interest

        Principal of and interest on beneficial interests in the notes will be made in accordance with the arrangements then in place between the paying agent and The Depository Trust Company (referred to as "DTC") and its participants as described under "Registration and Settlement—The Depository Trust Company." Payments in respect of any notes in certificated form will be made as described under "Registration and Settlement—Registration, Transfer and Payment of Certificated Notes."

        Interest on each note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and at the note's stated maturity or on the date of redemption or repayment if a note is redeemed or repaid prior to maturity. Interest is payable to the person in whose name a note is registered at the close of business on the regular record date before each interest payment date. Interest due at a note's stated maturity or on a date of redemption or repayment will be payable to the person to whom principal is payable.

        We will pay any administrative costs imposed by banks in connection with making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon any payments on a note, including, without limitation, any withholding tax, is the responsibility of the holders of beneficial interests in the note in respect of which such payments are made.

Payment and Record Dates for Interest

        Interest on the notes will be paid as follows:

Interest Payment Frequency	Interest Payment Dates
Monthly	Fifteenth day of each calendar month, beginning in the first calendar month following the month the note was issued.
Quarterly	Fifteenth day of every third month, beginning in the third calendar month following the month the note was issued.
Semi-annually	Fifteenth day of every sixth month, beginning in the sixth calendar month following the month the note was issued.
Annually	Fifteenth day of every twelfth month, beginning in the twelfth calendar month following the month the note was issued.

        The regular record date for any interest payment date will be the first day of the calendar month in which the interest payment date occurs, except that the regular record date for interest due on the note's stated maturity date or date of earlier redemption or repayment will be that particular date. For the purpose of determining the holder at the close of business on a regular record date when business is not being conducted, the close of business will mean 5:00 P.M., New York City time, on that day.

        Interest on a note will be payable beginning on the first interest payment date after its date of original issuance to holders of record on the corresponding regular record date.

        "Business day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.

Redemption and Repayment

        Unless we otherwise provide in the applicable pricing supplement, a note will not be redeemable or repayable prior to its stated maturity date.

        If the pricing supplement states that the note will be redeemable at our option prior to its stated maturity date, then on such date or dates specified in the pricing supplement, we may redeem those notes at our option either in whole or from time to time in part, upon not less than 30 nor more than 60 days' written notice to the holder of those notes.

        If the pricing supplement states that your note will be repayable at your option prior to its stated maturity date, we will require receipt of notice of the request for repayment at least 30 but not more than 60 days prior to the date or dates specified in the pricing supplement. We also must receive the completed form entitled "Option to Elect Repayment." Exercise of the repayment option by the holder of a note is irrevocable.

        Since the notes will be represented by a global note, DTC or its nominee will be treated as the holder of the notes; therefore DTC or its nominee will be the only entity that receives notices of redemption of notes from us, in the case of our redemption of notes, and will be the only entity that can exercise the right to repayment of notes, in the case of optional repayment. See "Registration and Settlement."

        To ensure that DTC or its nominee will timely exercise a right to repayment with respect to a particular beneficial interest in a note, the beneficial owner of the interest in that note must instruct the broker or other direct or indirect participant through which it holds the beneficial interest to notify DTC or its nominee of its desire to exercise a right to repayment. Because different firms have different cut-off times for accepting instructions from their customers, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a note to determine the cut-off time by which the instruction must be given for timely notice to be delivered to DTC or its nominee. Conveyance of notices and other communications by DTC or its nominee to participants, by participants to indirect participants and by participants and indirect participants to beneficial owners of the notes will be governed by agreements among them and any applicable statutory or regulatory requirements.

        The redemption or repayment of a note normally will occur on the interest payment date or dates following receipt of a valid notice. Unless otherwise specified in the pricing supplement, the redemption or repayment price will equal 100% of the principal amount of the note plus unpaid interest accrued to the date or dates of redemption or repayment.

        We may at any time purchase notes at any price or prices in the open market or otherwise. We may also purchase notes otherwise tendered for repayment by a holder or tendered by a holder's duly authorized representative through exercise of the Survivor's Option described below. If we purchase the notes in this manner, we have the discretion to either hold, resell or surrender the notes to the trustee for cancellation.

Survivor's Option

        The "Survivor's Option" is a provision in a note pursuant to which we agree to repay that note, if requested by the authorized representative of the beneficial owner of that note, following the death of the beneficial owner of the note, so long as the note was owned by that beneficial owner or the estate of that beneficial owner at least six months prior to the request. The pricing supplement relating to each offering of notes will state whether the Survivor's Option applies to those notes.

        If a note is entitled to a Survivor's Option, upon the valid exercise of the Survivor's Option and the proper tender of that note for repayment, we will, at our option, repay or repurchase that note, in whole or in part, at a price equal to 100% of the principal amount of the deceased beneficial owner's interest in that note plus unpaid interest accrued to the date of repayment.

        To be valid, the Survivor's Option must be exercised by or on behalf of the person who has authority to act on behalf of the deceased beneficial owner of the note (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner with the deceased beneficial owner) under the laws of the applicable jurisdiction.

        The death of a person holding a beneficial ownership interest in a note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased holder's spouse, will be deemed the death of a beneficial owner of that note, and the entire principal amount of the note so held will be subject to repayment by us upon request. However, the death of a person holding a beneficial ownership interest in a note as tenant in common with a person other than such deceased holder's spouse will be deemed the death of a beneficial owner only with respect to such deceased person's interest in the note.

        The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a note will be deemed the death of the beneficial owner of that note for purposes of the Survivor's Option, regardless of whether that beneficial owner was the registered holder of that note, if entitlement to those interests can be established to the satisfaction of the trustee. A beneficial ownership interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, a beneficial ownership interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interests in the applicable note during his or her lifetime.

        We have the discretionary right to limit the aggregate principal amount of notes as to which exercises of the Survivor's Option shall be accepted by us from authorized representatives of all deceased beneficial owners in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes as to which exercises of the Survivor's Option shall be accepted by us from the authorized representative of any individual deceased beneficial owner of notes in such calendar year. In addition, we will not permit the exercise of the Survivor's Option except in principal amounts of $1,000 and multiples of $1,000.

        An otherwise valid election to exercise the Survivor's Option may not be withdrawn. Each election to exercise the Survivor's Option will be accepted in the order that elections are received by the trustee, except for any note the acceptance of which would contravene any of the limitations described in the preceding paragraph. Notes accepted for repayment through the exercise of the Survivor's Option normally will be repaid on the first interest payment date that occurs 20 or more calendar days after the date of the acceptance. For example, if the acceptance date of a note tendered through a valid exercise of the Survivor's Option is September 1, 2014, and interest on that note is paid monthly, we would normally, at our option, repay that note on the interest payment date occurring on

October 15, 2014, because the September 15, 2014 interest payment date would occur less than 20 days from the date of acceptance. Each tendered note that is not accepted in any calendar year due to the application of any of the limitations described in the preceding paragraph will be deemed to be tendered in the following calendar year in the order in which all such notes were originally tendered. If a note tendered through a valid exercise of the Survivor's Option is not accepted, the trustee will deliver a notice by first-class mail to the registered holder, at that holder's last known address as indicated in the note register, that states the reason that note has not been accepted for repayment.

        With respect to notes represented by a global note, DTC or its nominee is treated as the holder of the notes and will be the only entity that can exercise the Survivor's Option for such notes. To obtain repayment pursuant to exercise of the Survivor's Option for a note, the deceased beneficial owner's authorized representative must provide the following items to the broker or other entity through which the beneficial interest in the note is held by the deceased beneficial owner:

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  a written instruction to such broker or other entity to notify DTC of the authorized representative's desire to obtain repayment pursuant to exercise of the Survivor's Option;

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  appropriate evidence satisfactory to the trustee (a) that the deceased was the beneficial owner of the note at the time of death and his or her interest in the note was owned by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment, (b) that the death of the beneficial owner has occurred, (c) of the date of death of the beneficial owner, and (d) that the representative has authority to act on behalf of the beneficial owner;

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  if the interest in the note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the trustee from the nominee attesting to the deceased's beneficial ownership of such note;

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  written request for repayment signed by the authorized representative of the deceased beneficial owner with the signature guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States;

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  if applicable, a properly executed assignment or endorsement;

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  tax waivers and any other instruments or documents that the trustee reasonably requires in order to establish the validity of the beneficial ownership of the note and the claimant's entitlement to payment; and

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  any additional information the trustee reasonably requires to evidence satisfaction of any conditions to the exercise of the Survivor's Option or to document beneficial ownership or authority to make the election and to cause the repayment of the note.

        In turn, the broker or other entity will deliver each of these items to the trustee, together with evidence satisfactory to the trustee from the broker or other entity stating that it represents the deceased beneficial owner.

        The death of a person owning a note in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment, together with interest accrued thereon to the repayment date. The death of a person owning a note by tenancy in common shall be deemed the death of a holder of a note only with respect to the deceased holder's interest in the note so held by tenancy in common; except that in the event a note is held by husband and wife as tenants in common, the death of either shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a note, shall be deemed the death of the holder thereof for purposes of this provision, regardless of the registered holder, if such beneficial interest can be established to the satisfaction of the trustee and us. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act, the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife and trust arrangements where one person has substantially all of the beneficial ownership interest in the note during his or her lifetime.

        We retain the right to limit the aggregate principal amount of notes as to which exercises of the Survivor's Option applicable to the notes will be accepted in any one calendar year as described above. All other questions regarding the eligibility or validity of any exercise of the Survivor's Option will be determined by the trustee, in its sole discretion, which determination will be final and binding on all parties.

        The broker or other entity will be responsible for disbursing payments received from the trustee to the authorized representative. See "Registration and Settlement."

        Forms for the exercise of the Survivor's Option may be obtained from the Trustee at 100 Wall Street, Suite 1600, New York, NY 10005, Attention: General Counsel.

        If applicable, we will comply with the requirements of Section 14(e) of the Exchange Act, and the rules promulgated thereunder, and any other securities laws or regulations in connection with any repayment of notes at the option of the registered holders or beneficial owners thereof.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

(All figures in this item are in thousands except share, per share and other data)

        References herein to "we," "us" or "our" refer to Prospect Capital Corporation and its subsidiary unless the context specifically requires otherwise.

        The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this prospectus supplement and accompanying prospectus. Historical results set forth are not necessarily indicative of our future financial position and results of operations.

Overview

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        We currently have seven origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, and (7) investments in syndicated debt. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.

        Lending in Private Equity Sponsored Transactions—We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or mezzanine loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. This strategy has comprised approximately 50%-60% of our business.

        Lending Directly to Companies—We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. This strategy generally has comprised approximately 5%-15% of our business.

        Control Investments in Corporate Operating Companies—This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. We provide certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.

        Control Investments in Financial Companies—This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, subprime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC-compliant partnership, enhancing returns. This strategy has comprised approximately 10%-15% of our business.

        Investments in Structured Credit—We make investments in CLOs, generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has represented 10%-20% of the portfolio.

        Real Estate Investments—We make investments in real estate through our wholly-owned tax-efficient REIT, American Property Holdings Corp. ("APHC"). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. We partner with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has represented approximately 5%-10% of our business.

        Investments in Syndicated Debt—On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has represented approximately 5%-10% of the portfolio.

        We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B depending on the tranche.

        We seek to be a long-term investor with our portfolio companies. The aggregate value of our portfolio investments was $4,553,136 and $4,172,852 as of September 30, 2013 and June 30, 2013, respectively. During the three months ended September 30, 2013, our net cost of investments increased by $386,510 or 9.08%, as a result of thirteen new investments, five follow-on investments and one revolver advance of $552,262, accrued of payment-in-kind interest of $4,581, structuring fees of $8,660 and net amortization of discounts and premiums of $9,954, while we received full repayment on seven investments, sold two investments for which we realized a gain of $498, received $3,252 from the release of escrow amounts which was recognized as a capital gain, and received several partial prepayments, amortization payments and a revolver repayment totaling $18,394.

        Compared to the end of last fiscal year (ended June 30, 2013), net assets increased by $253,261 or 9.53% during the three months ended September 30, 2013, from $2,656,494 to $2,909,755. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $256,043, dividend reinvestments of $3,994, and another $79,900 from operations. These increases, in turn, were offset by $86,676 in dividend distributions to our stockholders. The $79,900 increase in net assets resulting from operations is net of the following: net investment income of $82,337, net realized gain on investments of $3,789, and a decrease in net assets due to changes in net unrealized depreciation of investments of $6,226.

        The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

First Quarter Highlights

Investment Transactions

        On July 1, 2013, Pre-Paid Legal Services, Inc. repaid the $5,000 loan receivable to us.

        On July 9, 2013, Southern Management Corporation repaid the $17,565 loan receivable to us.

        On July 12, 2013, we provided $11,000 of secured second lien financing to Water PIK, Inc., a leader in developing innovative personal and oral healthcare products. The second lien term loan bears interest in cash at the greater of 9.75% or Libor plus 8.75% and has a final maturity of January 8, 2021.

        On July 23, 2013, we made a $2,000 investment in Carolina Beverage Group, LLC ("Carolina Beverage"), a contract beverage manufacturer. The senior secured note bears interest in cash at 10.5% and has a final maturity of July 23, 2018. On July 24, 2013, we sold our $2,000 investment in Carolina Beverage and realized a gain of $45 on this investment.

        On July 26, 2013, we made a $2,000 follow-on senior secured debt investment in Spartan Energy Services, Inc., a provider of thru tubing and flow control services to oil and gas companies. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 9.0% and has a final maturity of December 28, 2017.

        On July 26, 2013, we made a $20,000 follow-on secured second lien investment in Royal Adhesives & Sealants, LLC ("Royal"), a producer of proprietary, high-performance adhesives and sealants. The second lien term loan bears interest in cash at the greater of 9.75% or Libor plus 8.5% and has a final maturity of January 31, 2019.

        On July 31, 2013, we made a $5,100 follow-on investment in Coverall North America, Inc., a franchiser of commercial cleaning businesses. The first lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and has a final maturity of December 17, 2017.

        On July 31, 2013, Royal repaid the $28,364 subordinated unsecured loan receivable to us.

        On July 31, 2013, Cargo Airport Services USA, LLC repaid the $43,399 loan receivable to us.

        On August 1, 2013, Medical Security Card Company, LLC repaid the $13,214 loan receivable to us.

        On August 2, 2013, we made an investment of $44,100 to purchase 90% of the subordinated notes in CIFC Funding 2013-III, Ltd.

        On August 2, 2013, we provided $81,273 of debt and $12,741 of equity financing to support the recapitalization of CP Holdings of Delaware LLC ("CP Holdings"), an energy services company based in western Oklahoma. Through the recapitalization, we acquired a controlling interest in CP Holdings for $73,009 in cash and 1,918,342 unregistered shares of our common stock. After the financing, we received repayment of the $18,991 loan previously outstanding. The $58,773 first lien note issued to CP Energy Services Inc. bears interest in cash at the greater of 9.0% or Libor plus 7.0% and interest payment in kind of 9.0% and has a final maturity of August 2, 2018. The $22,500 first lien note issued to CP Well Testing Holding Company LLC bears interest in cash at the greater of 11.0% or Libor plus 9.0% and has a final maturity of August 2, 2018.

        On August 9, 2013, we provided $80,000 in senior secured loans and a senior secured revolving loan facility, of which $70,000 was funded at closing, for the recapitalization of Matrixx Initiatives, Inc., owner of Zicam, a developer and marketer of OTC cold remedy products under the Zicam brand. The $35,000 Term Loan A note bears interest in cash at the greater of 7.5% or Libor plus 6.0% and has a final maturity of August 9, 2018. The $35,000 Term Loan B note bears interest in cash at the greater of 12.5% or Libor plus 11.0% and has a final maturity of August 9, 2018. The $10,000 senior secured revolver, which was unfunded at closing, bears interest in cash at the greater of 10.0% or Libor plus 8.5% and has a final maturity of February 9, 2014.

        On August 15, 2013, we made a $14,000 follow-on investment in Totes Isotoner Corporation, a designer, distributer and retailer of high quality, branded functional accessories. The second lien term loan bears interest in cash at the greater of 10.75% or Libor plus 9.25% and has a final maturity of January 8, 2018.

        On August 30, 2013, we made a $16,000 follow-on investment in System One Holdings, LLC, a provider of professional staffing services. The first lien note bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of December 31, 2018.

        On September 5, 2013, we provided a $50,382 senior secured term loan to United Bank Card, Inc. (d/b/a Harbortouch), a payments processor. The first lien term loan bears interest in cash at the greater of 11.5% or Libor plus 9.5% and has a final maturity of September 5, 2018.

        On September 10, 2013, we made a $12,500 first lien secured investment in Photonis Technologies SAS, a world leader in the development, manufacture and sale of electro-optic components for the detection and intensification of very faint light sources. The first lien term loan bears interest in cash at the greater of 8.5% or Libor plus 7.5% and has a final maturity of September 18, 2019.

        On September 11, 2013, Seaton Corp. repaid the $13,310 loan receivable to us.

        On September 11, 2013, we provided a $75,000 senior secured term loan to support the recapitalization of American Broadband Holding Company and Cameron Holdings of NC, Inc., a provider of voice, video, and high-speed internet services. The first lien Term Loan B bears interest in cash at the greater of 11.0% or Libor plus 9.75% and has a final maturity of September 30, 2018.

        On September 13, 2013, we made an investment of $36,515 to purchase 83.56% of the subordinated notes in Apidos CLO XV, Ltd.

        On September 19, 2013, we provided $41,042 of debt and $6,943 of equity financing to support the recapitalization of MITY Holdings of Delaware Inc. ("Mity"), a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products. The $22,792 first lien note issued to Mity bears interest in cash at the greater of 9.0% or Libor plus 7.0% and interest payment in kind of 9.0% and has a final maturity of September 19, 2019. The $18,250 first lien note issued to Mity-Lite, Inc. bears interest in cash at the greater of 10.0% or Libor plus 7.0% and has a final maturity of March 19, 2019.

        On September 25, 2013, we made a $12,000 subordinated secured second lien investment in NCP Finance Limited Partnership, a lender to short term loan providers in the alternative financial services industry. The subordinated secured term loan bears interest in cash at the greater of 11.0% or Libor plus 9.75% and has a final maturity of September 30, 2018.

        On September 30, 2013, we made an investment of $20,945 to purchase 51.02% of the subordinated notes in Galaxy XVI CLO, Ltd.

        On September 30, 2013, we sold our investment in ADAPCO, Inc. for net proceeds of $553, recognizing a realized gain of $413 on the sale.

        On September 30, 2013, we made an $18,818 follow-on investment in JHH Holdings, Inc., a provider of home healthcare services in Texas. The second lien term loan bears interest in cash at the greater of 11.25% or Libor plus 10.0% and interest payment in kind of 0.5% and has a final maturity of March 30, 2019.

Equity Issuance

        During the period from July 1, 2013 to September 30, 2013, we sold 21,293,338 shares of our common stock at an average price of $11.18 per share, and raised $238,036 of gross proceeds, under the ATM Program. Net proceeds were $235,037 after commissions to the broker-dealer on shares sold and offering costs.

        On July 22, 2013, August 22, 2013 and September 19, 2013, we issued 109,437, 113,610 and 132,597 shares of our common stock in connection with the dividend reinvestment plan, respectively.

Dividend

        On August 21, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110325 per share for January 2014 to holders of record on January 31, 2014 with a payment date of February 20, 2014;

  •
  $0.110350 per share for February 2014 to holders of record on February 28, 2014 with a payment date of March 20, 2014; and

  •
  $0.110375 per share for March 2014 to holders of record on March 31, 2014 with a payment date of April 17, 2014.

Credit Facility

        On August 15, 2013, we announced an increase of $15,000 to our commitments to our credit facility. The lenders have extended commitments of $567,500 as of September 30, 2013; which was increased to $587,500 in October 2013 (see Recent Developments).

Debt Issuance

        During the quarter ended September 30, 2013, we issued $98,255 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $96,189, as follows:

Date of Issuance	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date
July 5, 2013 – July 25, 2013	$18,557	4.75% – 5.00%	4.96%	July 15, 2018
August 8, 2013 – August 22, 2013	11,885	5.00%	5.00%	August 15, 2018
September 6, 2013 – September 26, 2013	21,095	5.00%	5.00%	September 15, 2018
August 1, 2013	3,820	5.00%	5.00%	February 15, 2019
August 15, 2013 – August 22, 2013	1,800	5.50%	5.50%	February 15, 2020
July 5, 2013 – July 25, 2013	8,962	5.50% – 5.75%	5.65%	July 15, 2020
August 8, 2013	851	5.50%	5.50%	August 15, 2020
September 6, 2013 – September 26, 2013	4,586	5.50%	5.50%	September 15, 2020
August 1, 2013	1,996	5.75%	5.75%	February 15, 2021
August 15, 2013 – August 22, 2013	940	6.00%	6.00%	August 15, 2028
July 5, 2013 – July 25, 2013	2,960	6.25%	6.25%	July 15, 2031
August 1, 2013 – August 8, 2013	1,102	6.00% – 6.125%	6.09%	August 15, 2031
September 6, 2013 – September 26, 2013	1,127	6.00%	6.00%	September 15, 2033
August 15, 2013 – August 22, 2013	3,372	6.50%	6.50%	August 15, 2038
July 5, 2013 – July 25, 2013	7,337	6.75%	6.75%	July 15, 2043
August 1, 2013 – August 8, 2013	2,707	6.50% – 6.625%	6.57%	August 15, 2043
September 6, 2013 – September 26, 2013	5,158	6.50%	6.50%	September 15, 2043

	$98,255

Investment Holdings

        As of September 30, 2013, we continue to pursue our diversified investment strategy. At September 30, 2013, approximately $4,553,136 or 156.5% of our net assets are invested in 129 long-term portfolio investments and CLOs and 5.2% of our net assets are invested in money market funds.

        During the three months ended September 30, 2013, we originated $556,843 of new investments, primarily composed of $312,944 of secured lending to non-control investments, $144,912 of debt and equity financing to controlled investments, and $98,987 of subordinated notes in CLOs. Our origination efforts are focused primarily on secured lending, to reduce the risk in the portfolio, investing primarily in first lien loans, and subordinated notes in CLOs, though we also continue to close select junior debt and equity investments. Our annualized current yield was 13.6% and 12.5% as of June 30, 2013 and September 30, 2013, respectively, across all performing interest bearing investments. The decrease in our current yield is primarily the result of senior secured loan refinancing activity that took place in the leveraged loan market and within our CLO portfolios during the first half of calendar year 2013. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.

        We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of the investee company.

        As of September 30, 2013, we own controlling interests in AIRMALL USA, Inc. ("Airmall"), Ajax Rolled Ring & Machine, Inc. ("Ajax"), APH Property Holdings, LLC ("APH"), AWCNC, LLC, Borga, Inc. ("Borga"), CCPI Holdings, Inc., CP Holdings, Credit Central Holdings of Delaware, LLC, Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Holdings of Delaware, LLC ("First Tower Delaware"), The Healing Staff, Inc. ("THS"), Manx Energy, Inc. ("Manx"), MITY Holdings of Delaware Inc. ("Mity"), Nationwide Acceptance Holdings, LLC, NMMB Holdings, Inc., R-V Industries, Inc. ("R-V"), Valley Electric Holdings I, Inc. ("Valley Electric") and Wolf Energy Holdings, Inc. ("Wolf"). We also own an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork), Boxercraft Incorporated ("Boxercraft") and Smart, LLC.

        The following is a summary of our investment portfolio by level of control at September 30, 2013 and June 30, 2013, respectively:

	September 30, 2013				June 30, 2013
Level of Control	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Control	$970,400	20.9%	$947,572	20.8%	$830,151	19.5%	$811,634	19.5%
Affiliate	49,324	1.1%	37,425	0.8%	49,189	1.2%	42,443	1.0%
Non-control/Non-affiliate	3,622,564	78.0%	3,568,139	78.4%	3,376,438	79.3%	3,318,775	79.5%

Total Portfolio	$4,642,288	100.0%	$4,553,136	100.0%	$4,255,778	100.0%	$4,172,852	100.0%

        The following is our investments in interest bearing securities presented by type of security at September 30, 2013 and June 30, 2013, respectively:

	September 30, 2013				June 30, 2013
Type of Investment	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Revolving Line of Credit	$13,238	0.3%	$12,705	0.3%	$9,238	0.2%	$8,729	0.2%
Senior Secured Debt	2,524,504	54.4%	2,444,947	53.7%	2,262,327	53.1%	2,207,091	52.8%
Subordinated Secured Debt	1,032,693	22.3%	988,581	21.8%	1,062,386	25.0%	1,024,901	24.6%
Subordinated Unsecured Debt	130,444	2.8%	119,165	2.6%	88,470	2.1%	88,827	2.1%
CLO Debt	27,776	0.6%	29,320	0.6%	27,667	0.7%	28,589	0.7%
CLO Residual Interest	749,019	16.1%	777,678	17.1%	660,619	15.5%	658,086	15.8%
Preferred Stock	24,904	0.5%	4,827	0.1%	25,016	0.6%	14,742	0.4%
Common Stock	137,221	2.9%	141,910	3.1%	117,678	2.7%	108,494	2.6%
Membership Interests	216	0.0%	3,890	0.1%	216	0.0%	492	0.0%
Overriding Royalty Interests	—	—%	—	—%	—	—%	—	—%
Net Profits Interests	—	—%	20,732	0.5%	—	—%	20,959	0.5%
Escrows Receivable	—	—%	2,031	0.0%	—	—%	4,662	0.1%
Warrants	2,273	0.1%	7,350	0.1%	2,161	0.1%	7,280	0.2%

Total Portfolio	$4,642,288	100.0%	$4,553,136	100.0%	$4,255,778	100.0%	$4,172,852	100.0%

        The following is our investments in interest bearing securities presented by type of security at September 30, 2013 and June 30, 2013, respectively:

	September 30, 2013				June 30, 2013
Type of Investment	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities
First Lien	$2,537,742	56.7%	$2,457,652	56.2%	$2,271,565	55.3%	$2,215,820	55.2%
Second Lien	1,032,693	23.1%	988,581	22.6%	1,062,386	25.8%	1,024,901	25.5%
Unsecured	130,444	2.9%	119,165	2.7%	88,470	2.2%	88,827	2.2%
CLO Residual Interest	749,019	16.7%	777,678	17.8%	660,619	16.0%	658,086	16.4%
CLO Debt	27,776	0.6%	29,320	0.7%	27,667	0.7%	28,589	0.7%

Total Debt Securities	$4,477,674	100.0%	$4,372,396	100.0%	$4,110,707	100.0%	$4,016,223	100.0%

        The following is our investment portfolio presented by geographic location of the investment at September 30, 2013 and June 30, 2013, respectively:

	September 30, 2013				June 30, 2013
Geographic Location	Cost	Percent of Portfolio	FairvValue	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Canada	$15,000	0.3%	$15,000	0.3%	$165,000	3.9%	$165,000	4.0%
Cayman Islands	776,795	16.7%	806,998	17.7%	688,286	16.2%	686,675	16.5%
France	12,126	0.3%	12,323	0.3%	—	—%	—	—%
Ireland	14,930	0.3%	15,000	0.3%	14,927	0.4%	15,000	0.4%
Midwest US	717,782	15.5%	688,145	15.1%	565,239	13.3%	531,934	12.7%
Northeast US	719,081	15.5%	725,638	15.9%	649,484	15.3%	663,025	15.9%
Puerto Rico	41,253	0.9%	39,307	0.9%	41,352	1.0%	41,352	1.0%
Southeast US	1,174,655	25.3%	1,144,289	25.2%	1,111,946	26.0%	1,081,320	25.8%
Southwest US	454,055	9.8%	415,244	9.1%	345,392	8.1%	336,362	8.1%
Western US	716,611	15.4%	691,192	15.2%	674,152	15.8%	652,184	15.6%

Total Portfolio	$4,642,288	100.0%	$4,553,136	100.0%	$4,255,778	100.0%	$4,172,852	100.0%

        The following is our investment portfolio presented by industry sector of the investment at September 30, 2013 and June 30, 2013, respectively:

	September 30, 2013				June 30, 2013
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Aerospace and Defense	$12,182	0.3%	$12,323	0.3%	$56	0.0%	$—	—%
Automobile / Auto Finance	23,282	0.5%	23,355	0.5%	23,214	0.6%	22,917	0.5%
Biotechnology	—	—%	14	0.0%	—	—%	14	0.0%
Business Services	233,010	5.0%	232,628	5.1%	180,793	4.2%	179,544	4.3%
Chemicals	19,605	0.4%	19,605	0.4%	28,364	0.7%	28,648	0.7%
Commercial Services	251,311	5.4%	251,522	5.5%	252,073	5.9%	252,073	6.0%
Construction and Engineering	54,412	1.2%	47,611	1.0%	53,615	1.3%	53,615	1.3%
Consumer Finance	407,527	8.8%	421,052	9.2%	413,332	9.7%	406,964	9.8%
Consumer Services	329,741	7.1%	331,728	7.3%	330,343	7.8%	332,394	8.0%
Contracting	2,661	0.1%	—	—%	2,145	0.1%	—	—%
Diversified Financial Services	834,290	18.0%	856,742	18.8%	745,705	17.5%	742,434	17.8%
Diversified / Conglomerate Service	—	—%	318	0.1%	—	—%	143	0.0%
Durable Consumer Products	404,760	8.7%	398,269	8.7%	380,225	8.9%	370,207	8.9%
Ecological	—	—%	—	—%	141	0.0%	335	0.0%
Electronics	—	—%	135	0.0%	—	—%	149	0.0%
Energy	61,646	1.3%	55,215	1.2%	63,895	1.5%	56,321	1.3%
Food Products	174,535	3.8%	174,540	3.8%	177,423	4.2%	177,428	4.3%
Healthcare	279,354	6.0%	275,362	6.1%	275,124	6.5%	273,838	6.6%
Hotel, Restaurant & Leisure	11,772	0.3%	12,000	0.3%	11,764	0.3%	12,000	0.3%
Machinery	396	0.0%	797	0.0%	396	0.0%	790	0.0%
Manufacturing	163,800	3.5%	134,520	2.9%	163,431	3.8%	167,584	4.0%
Media	170,559	3.7%	158,170	3.5%	171,290	4.0%	161,325	3.9%
Metal Services and Minerals	60,297	1.3%	60,405	1.3%	60,162	1.4%	60,274	1.4%
Oil and Gas Production	150,015	3.2%	97,692	2.2%	75,126	1.8%	24,420	0.6%
Personal and Nondurable Consumer Products	84,230	1.8%	84,087	1.9%	39,000	0.9%	39,630	0.9%
Pharmaceuticals	74,000	1.6%	74,000	1.6%	—	—%	—	—%
Property Management	51,020	1.1%	51,411	1.3%	51,170	1.2%	54,648	1.3%
Real Estate	154,022	3.3%	154,022	3.4%	152,540	3.6%	152,540	3.7%
Retail	14,200	0.3%	14,593	0.3%	14,190	0.3%	14,569	0.3%
Software & Computer Services	306,213	6.6%	307,371	6.7%	307,734	7.2%	309,308	7.4%
Specialty Minerals	38,500	0.8%	41,669	0.9%	38,500	0.9%	42,558	1.0%
Textiles, Apparel & Luxury Goods	75,000	1.6%	75,000	1.6%	99,500	2.3%	99,323	2.4%
Textiles and Leather	116,045	2.5%	104,518	2.3%	16,760	0.4%	9,385	0.2%
Transportation	83,903	1.8%	82,462	1.8%	127,767	3.0%	127,474	3.1%

Total Portfolio	$4,642,288	100.0%	$4,553,136	100.0%	$4,255,778	100.0%	$4,172,852	100.0%

Portfolio Investment Activity

        During the three months ended September 30, 2013, we acquired $492,518 of new investments, completed follow-on investments in existing portfolio companies, totaling approximately $55,743, funded $4,000 of revolver advances, and recorded PIK interest of $4,581, resulting in gross investment originations of $556,843. The more significant of these investments are discussed in the First Quarter Highlights.

        In addition to the repayments noted in the First Quarter Highlights, during the three months ended September 30, 2013, we received principal amortization payments of $7,712 on several loans, and $10,683 of partial prepayments primarily related to Energy Solutions, Stauber Performance Ingredients, and Cinedigm DC Holdings, LLC.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. Through September 30, 2013, we have not accrued income for any portion of the $28,000 potential payment. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, as cash distributions were received from Energy Solutions, to the extent there are current year earnings and profits sufficient to support such recognition. During the three months ended September 30, 2013, Energy Solutions repaid $4,250 of senior and subordinated secured debt. We received $2,409 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as interest income during the three months ended September 30, 2013. During the three months ended September 30, 2012, we received distributions of $33,250 from Energy Solutions which were recorded as dividend income. No such dividends were received during the three months ended September 30, 2013. Energy Solutions continues to hold $7,118 of cash for future investment and repayment of the remaining debt.

        During the quarters ended September 30, 2013 and September 30, 2012, we recognized $240 and $284 of interest income due to purchase discount accretion from the assets acquired from Patriot Capital Funding, Inc. ("Patriot"), respectively. There was no accelerated accretion during the three months ended September 30, 2013 and September 30, 2012. We expect to recognize $160 of normal accretion during the three months ended December 31, 2013, after which, there will be $141 remaining to be accreted.

        The following is a quarter-by-quarter summary of our investment activity:

Quarter-End	Acquisitions(1)	Dispositions(2)
September 30, 2013	$556,843	$164,167
June 30, 2013	798,760	321,615
March 31, 2013	784,395	102,527
December 31, 2012	772,125	349,269
September 30, 2012	747,937	158,123
June 30, 2012	573,314	146,292
March 31, 2012	170,073	188,399
December 31, 2011	154,697	120,206
September 30, 2011	222,575	46,055
June 30, 2011	312,301	71,738
March 31, 2011	359,152	78,571
December 31, 2010	140,933	67,405
September 30, 2010	140,951	68,148
June 30, 2010	88,973	39,883
March 31, 2010	59,311	26,603
December 31, 2009(3)	210,438	45,494
September 30, 2009	6,066	24,241
June 30, 2009	7,929	3,148
March 31, 2009	6,356	10,782
December 31, 2008	13,564	2,128
September 30, 2008	70,456	10,949
June 30, 2008	118,913	61,148
March 31, 2008	31,794	28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

Since inception	$6,909,373	$2,253,378

(1)
Includes new deals, additional fundings, refinancings and PIK interest.

(2)
Includes scheduled principal payments, prepayments and refinancings.

(3)
The $210,438 of acquisitions for the quarter ended December 31, 2009 includes $207,126 of portfolio investments acquired from Patriot.

Investment Valuation

        In determining the fair value of our portfolio investments at September 30, 2013, the Audit Committee considered valuations from the independent valuation firms and from management having an aggregate range of $4,437,390 to $4,720,672 excluding money market investments.

        In determining the range of value for debt instruments, management and the independent valuation firms generally shadow rated the investment and then based upon the range of ratings, determined appropriate yields to maturity for a loan rated as such. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, yielding the ranges. For equity investments, the enterprise value was determined by applying EBITDA multiples for similar recent investment sales. For stressed equity investments, a liquidation analysis was prepared.

        In determining the range of value for our investments in CLOs, management and the independent valuation firms used dynamic discounted cash flow models, where the projected future cash flow was estimated using Monte Carlo simulation techniques in accordance with the requirements of ASC 820. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A discounted cash flow model is prepared, utilizing a waterfall engine to store the collateral data, generate numerous collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates to the various cash flows along each simulation path.

        The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these analyses, applied to each investment, was a total valuation of $4,553,136, excluding money market investments.

        Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $150,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

        Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.

AIRMALL USA, Inc.

        AIRMALL is a leading developer and manager of airport retail operations. AIRMALL has developed and presently manages all or substantially all of the retail operations and food and beverage concessions at Baltimore/Washington International Thurgood Marshall Airport (BWI), Boston Logan International Airport (BOS), Cleveland Hopkins International Airport (CLE) and Pittsburgh International Airport (PIT). AIRMALL does so pursuant to long-term, infrastructure-like contracts with the respective municipal agencies that own and operate the airports.

        On July 30, 2010, we invested $52,420 of combined debt and equity as follows: $30,000 senior term loan, $12,500 senior subordinated note and $9,920 preferred equity. We own 100% of AIRMALL's equity securities. AIRMALL's financial performance has been consistent since the acquisition and we continue to monitor the medium to long-term growth prospects for the company.

        In September 2013, AIRMALL distributed $7,000 of earnings to us which was recorded as dividend income during the quarter ended September 30, 2013. As a result of the distribution of earnings, our Board of Directors decreased the fair value of our investment in AIRMALL to $51,411 as of September 30, 2013, a premium of $391 from its amortized cost, compared to the $3,478 unrealized appreciation recorded at June 30, 2013.

Ajax Rolled Ring & Machine, Inc.

        Ajax forges large seamless steel rings on two forging mills in the company's York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.

        We acquired a controlling equity interest in Ajax in a recapitalization of Ajax that was closed on April 4, 2008. We funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. During the fiscal year ended June 30, 2010, we funded an additional $3,530 of secured subordinated debt to refinance a third-party revolver provider and provide working capital. Ajax repaid $3,461 of this secured subordinated debt during the quarter ended September 30, 2010. During the quarter ended December 31, 2012, we funded an additional $3,600 of unsecured debt to refinance first lien debt held by Wells Fargo.

        On April 1, 2013, we refinanced our existing $38,472 senior loans to Ajax, increasing the size of our debt investment to $38,537. Concurrent with the refinancing, we received repayment of the $18,635 loans that were previously outstanding. As of September 30, 2013, we control 78.01% of the fully-diluted common and preferred equity. The principal balance of our senior debt to Ajax was $19,636 and our subordinated debt was $20,008 as of September 30, 2013.

        Due to soft operating results, the Board of Directors decreased the fair value of our investment in Ajax to $28,084 as of September 30, 2013, a reduction of $17,617 from its amortized cost, compared to the $6,057 unrealized depreciation recorded at June 30, 2013.

APH Property Holdings, LLC

        We make investments in real estate through our investment in APH, a holding company that owns 100% of the common equity of APHC. APHC is a Maryland corporation and qualified REIT for federal income tax purposes.

        As of September 30, 2013, we have provided $127,374 and $26,648 of debt and equity financing, respectively, to APH for the acquisition of various industrial and multi-family residential real estate properties in Florida and Georgia. As of September 30, 2013, APHC's real estate portfolio was comprised of seven investments. The following table shows the mortgages outstanding due to other parties for each of the seven properties:

No.	Property Name	City	Date of Acquisition	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway	Forest Park, GA	10/24/2012	$7,400	$—
2	Abbington Pointe	Marietta, GA	12/28/2012	23,500	15,275
3	Amberly Place	Tampa, FL	1/17/2013	63,400	39,600
4	Lofton Place	Tampa, FL	4/30/2013	26,000	16,965
5	Vista at Palma Sola	Bradenton, FL	4/30/2013	27,000	17,550
6	Arlington Park	Marietta, GA	5/8/2013	14,850	9,650
7	Arium Resort	Pembroke Pines, FL	6/24/2013	225,000	157,500

        The Board of Directors set the fair value of our investment in APH at $154,022 as of September 30, 2013, equal to its amortized cost.

Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.)

        Energy Solutions owns interests in other companies operating in the energy sector. These include operating offshore supply vessels and ownerships of a non-operating biomass plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in a gas gathering and processing system in east Texas.

        In December 2011, we completed a reorganization of Gas Solutions Holdings, Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by us and operating within the energy industry with the intent of strategically expanding Energy Solutions operations across energy sectors. As part of the reorganization, we transferred our equity interests in Change Clean Energy Holdings, Inc. ("CCEHI"), Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holdings, LLC ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") to Energy Solutions. On December 28, 2011, we made a follow-on investment of $4,750 to support the acquisition of a new vessel by Vessel Holdings LLC, a subsidiary of Freedom Marine.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. Through September 30, 2013, we have not accrued income for any portion of the $28,000 potential payment. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, as cash distributions were received from Energy Solutions, to the extent there are current year earnings and profits sufficient to support such recognition. During the three months ended September 30, 2013, Energy Solutions repaid $4,250 of senior and subordinated secured debt. We received $2,409 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as interest income during the three months ended September 30, 2013. During the three months ended September 30, 2012, we received distributions of $33,250 from Energy Solutions which were recorded as dividend income. No such dividends were received during the three months ended September 30, 2013. Energy Solutions continues to hold $7,118 of cash for future investment and repayment of the remaining debt.

        In determining the value of Energy Solutions, we have utilized two valuation techniques to determine the value of the investment. Our Board of Directors has determined the value to be $23,590 for our debt and equity positions at September 30, 2013 based upon a combination of a current value method for the cash balances of Energy Solutions and a liquidation analysis for our interests in CCEHI, CCEI, Freedom Marine and Yatesville. At September 30, 2013 and June 30, 2013, Energy Solutions, including the underlying portfolio companies affected by the reorganization, was valued at $6,431 and $7,574 below its amortized cost, respectively.

First Tower Holdings of Delaware, LLC

        First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 170 branch offices.

        On June 15, 2012, we acquired 80.1% of First Tower, LLC ("First Tower") businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. As consideration for our investment, First Tower Delaware, which is 100% owned by us, recorded a secured revolving credit facility to us of $244,760 and equity of $43,193. First Tower Delaware owns 80.1% of First Tower Holdings LLC, the holding company of First Tower. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower's businesses. During the three months ended June 30, 2012, we received $8,075 in structuring fee income. During the three months ended December 31, 2012, we funded an additional $20,000 of senior secured debt to support seasonally high demand during the holiday season. As of August 31, 2013, First Tower had total assets of approximately $635,483 including $405,742 of finance receivables net of unearned charges. As of June 30, 2013, First Tower's total debt outstanding to parties senior to us was $264,760.

        Due to improved operating results, the Board of Directors increased the fair value of our investment in First Tower to $313,673 as of September 30, 2013, a premium of $5,720 to its amortized cost, compared to the $9,869 unrealized depreciation recorded at June 30, 2013.

Manx Energy, Inc.

        Manx was formed for the purpose of rolling up the assets of two existing Prospect portfolio companies, Coalbed, LLC ("Coalbed") and Appalachian Energy Holdings, LLC ("AEH"), bringing them under new management, restructuring the outstanding debt, and infusing additional capital to allow for future growth. Coalbed is the owner of 100% of the outstanding equity interests of Coalbed Pipelines, LLC and Coalbed Operator, LLC. Coalbed was formed in October 2009 to acquire our outstanding senior secured loan and assigned interests in Conquest Cherokee, LLC ("Conquest"). Conquest's assets consisted primarily of coalbed methane reserves in the Cherokee Basin. AEH was formed in 2006 and is the owner of 100% of the outstanding equity interests of East Cumberland L.L.C., a provider of outsourced mine site development and construction services for coal production companies operating in Southern Appalachia, and C&S Oilfield and Pipeline Construction, a provider of support services to companies engaged in the exploration and production of oil and natural gas.

        On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration LLC. The assets of the three companies were combined under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx. During the year ended June 30, 2011, we made a follow-on secured debt investments of $750 in Manx to support ongoing operations. On June 30, 2012, Manx assigned the membership interests and associated operating company debt of Coalbed and AEH to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed company owned by us. During the quarter ended June 30, 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair value.

        The Board of Directors set the fair value of our investment in Manx at $413 as of September 30, 2013, a reduction of $87 from its amortized cost, compared to the $154 unrealized depreciation recorded at June 30, 2013.

The Healing Staff, Inc.

        During the three months ended December 31, 2012, we determined that the impairment of Integrated Contract Services, Inc. ("ICS") was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair value. Our remaining investments are in THS and Vets Securing America ("VSA"), wholly owned subsidiaries of ICS with ongoing operations. THS provides outsourced medical staffing services to governmental and commercial enterprises. VSA provides out-sourced security guards staffed primarily using retired military and police department veterans.

        During September and October 2007, we provided $1,170 to THS for working capital through our investment in ICS. In January 2009, we foreclosed on the real and personal property of ICS. Through this foreclosure process, we gained 100% ownership of THS. As part of its strategy to diversify its revenues THS started VSA as a new business in the latter part of 2009. During the year ended June 30, 2011 and the six months ended December 31, 2011, we made follow-on secured debt investments of $1,708 and $874, respectively, to support the ongoing operations of THS and VSA. Effective October 19, 2011, the closing date of the sale by VSA of a commercial real estate asset, $893 of the follow-on secured debt investments were repaid. In early May 2012, we made short-term secured debt investments of $118 and $42, respectively, to support the operations of THS and VSA, which short term debt was repaid in early June 2012. We made no additional fundings during the fiscal year ended June 30, 2013 and the three months ended September 30, 2013. In May 2012, in connection with the implementation of accounts receivable based funding programs for THS and VSA with a third party provider we agreed to subordinate our first priority security interest in all of the accounts receivable and other assets of THS and VSA to the third party provider of that accounts receivable based funding.

        Based upon an analysis of the liquidation value of assets, our Board of Directors determined the fair value of our investment in THS and VSA to be zero at September 30, 2013 and June 30, 2013, respectively, a reduction of $3,831 from its amortized cost.

Wolf Energy Holdings, Inc.

        Wolf is a holding company formed to hold 100% of the outstanding membership interests of each of Coalbed and AEH. The membership interests of Coalbed and AEH, which were previously owned by Manx, were assigned to Wolf effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. In addition, effective June 29, 2012 C&J Cladding Holding Company, Inc. ("C&J") merged with and into Wolf, with Wolf as the surviving entity. At the time of the merger, C&J held the remaining undistributed proceeds from the sale of its membership interests in C&J Cladding, LLC. The merger was effectuated in connection with the broader simplification of our energy investment holdings.

        On April 15, 2013, assets previously held by H&M were assigned to Wolf in exchange for a $66,000 term loan secured by the assets. Our cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and is equal to the fair value of assets at the time of transfer and we recorded a realized loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf sold certain of the assets that had been previously held by H&M that were located in Martin County to Hibernia for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us and we recognized as a realized gain of $11,826 partially offsetting the previously recorded loss. We received $3,960 of structuring and advisory fees from Wolf during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

        Our Board of Directors set the fair value of our investment in Wolf at $5,256 as of September 30, 2013, a reduction of $2,785 from its amortized cost, compared to the $3,091 unrealized depreciation recorded at June 30, 2013.

        Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Three of our portfolio companies, Ajax, First Tower Delaware, and Valley Electric experienced such volatility and experienced fluctuations in valuation during the three months ended September 30, 2013. The value of Ajax decreased to $28,084 as of September 30, 2013, a discount of $17,617 to its cost, compared to the $6,057 unrealized loss recorded at June 30, 2013 due to a decline in operating results. The value of our equity position in

First Tower increased to $313,673 as of September 30, 2013, a premium of $5,720 to its cost, compared to the $9,869 unrealized loss recorded at June 30, 2013 as there has been improvement in operating results during the quarter. The value of Valley Electric decreased to $47,611 as of September 30, 2013, a discount of $6,801 to its cost, compared to the value of $53,615 recorded at June 30, 2013, equal to its cost, due to a decline in operating results. Six of the other controlled investments have been valued at discounts to the original investment. Seven of the control investments are valued at the original investment amounts or higher. Overall, at September 30, 2013, the control investments are valued at $22,828 below their amortized cost.

        We hold three affiliate investments at September 30, 2013. One of our affiliate portfolio companies, Boxercraft, experienced a meaningful decrease in valuation during the three months ended September 30, 2013 due to declining operating results. As of September 30, 2013, Boxercraft is valued at $5,518, a reduction of $11,527 to its amortized cost. Overall, at September 30, 2013, affiliate investments are valued $11,899 below their amortized cost.

        With the Non-control/Non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is limited on the high side to each loan's par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/Non-affiliate investments did not experience significant changes in valuation and are generally performing as expected or better than expected. As of September 30, 2013, three of our Non-control/Non-affiliate investments, Gulf Coast Machine & Supply Company ("Gulf Coast"), Stryker Energy, LLC ("Stryker") and Wind River Resources Corporation ("Wind River"), are valued at a discount to amortized cost, due to a decline in the operating results of the operating companies from those originally underwritten. Overall, at September 30, 2013, other Non-control/Non-affiliate investments are valued at $21,250 above their amortized cost, excluding our investments in Gulf Coast, Stryker and Wind River, as the remaining companies are generally performing as or better than expected.

Capitalization

        Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt currently consists of a revolving credit facility availing us of the ability to borrow debt subject to borrowing base determinations and Senior Convertible Notes which we issued in December 2010, February 2011, April 2012, August 2012 and December 2012, Senior Unsecured Notes, and Prospect Capital InterNotes®, which we may issue from time to time, and our equity capital, which is comprised entirely of common equity. The following table shows the Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® amounts and outstanding borrowings at September 30, 2013 and June 30, 2013:

	As of September 30, 2013		As of June 30, 2013
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$567,500	$69,000	$552,500	$124,000
Senior Convertible Notes	$847,500	$847,500	$847,500	$847,500
Senior Unsecured Notes	$347,762	$347,762	$347,725	$347,725
Prospect Capital InterNotes®	$461,977	$461,977	$363,777	$363,777

        The following table shows the contractual maturity of our Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® at September 30, 2013:

	Payments Due by Period
	Total	Less than 1 year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$69,000	$—	$—	$69,000	$—
Senior Convertible Notes	847,500	—	317,500	330,000	200,000
Senior Unsecured Notes	347,762	—	—	—	347,762
Prospect Capital InterNotes®	461,977	—	—	51,537	410,440

Total contractual obligations	$1,726,239	$—	$317,500	$450,537	$958,202

        We have and expect to continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $3,000,000 less issuances to date. As of September 30, 2013, we can issue up to $1,406,927 of additional debt and equity securities in the public market under this shelf registration. On October 15, 2013, we were declared effective on a new shelf and at that time could issue an additional $5,000,000 of debt and equity securities. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Revolving Credit Facility

        On March 27, 2012, we closed on an expanded five-year $650,000 revolving credit facility with a syndicate of lenders through PCF (the "2012 Facility"). The lenders have extended commitments of $567,500 under the 2012 Facility as of September 30, 2013; which was increased to $587,500 in October 2013 (see Recent Developments). The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At September 30, 2013, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of September 30, 2013 and June 30, 2013, we had $498,675 and $473,508, respectively, available to us for borrowing under the 2012 Facility, of which the amount outstanding was $69,000 and $124,000, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $587,500. At September 30, 2013, the investments used as collateral for the 2012 Facility had an aggregate fair value of $884,267, which represents 18.8% of our total investments at fair value. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at fair value as of September 30, 2013. The release of any assets from PCF requires the approval of the facility agent.

        In connection with the origination and amendments of the 2012 Facility, we incurred $11,399 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $5,966 remains to be amortized.

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $2,476 and $2,168 of interest costs and amortization of financing costs on the 2012 Facility as interest expense, respectively.

Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds after underwriting expenses of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 88.0902 and 88.1429 shares of common stock, respectively, per $1 principal amount of 2015 Notes, which is equivalent to an initial conversion price and conversion price at September 30, 2013 of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (December 21, 2012) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes is increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds after underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 78.3699 and 78.5395 shares of common stock, respectively, per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.76 and $12.73 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (February 14, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of our 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds after underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 85.8442 and 86.1162 shares of common stock, respectively, per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately $11.65 and $11.61 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (April 16, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10150 per share.

        On August 14, 2012, we issued $200,000 in aggregate principal amount of our 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds after underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 82.3451and 82.8631 of common stock, respectively, per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.14 and $12.07 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (August 14, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2018 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101600 per share.

        On December 21, 2012, we issued $200,000 in aggregate principal amount of 5.875% senior convertible notes due 2019 (the "2019 Notes") for net proceeds after underwriting and other expenses of approximately $193,600. Interest on the 2019 Notes is paid semi-annually in arrears on January 15 and July 15, at a rate of 5.875% per year, commencing July 15, 2013. The 2019 Notes mature on January 15, 2019 unless converted earlier. The 2019 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 79.7766 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price of approximately $12.54 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (December 21, 2012) and will be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2019 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.110025 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, and the 2019 Notes (collectively, the "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $27,030 of fees which are being amortized over the terms of the notes, of which $19,149 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $13,310 and $8,667 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense, respectively.

Senior Unsecured Notes

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        On March 15, 2013, we issued $250,000 in aggregate principal amount of 5.875% senior unsecured notes due 2023 (the "2023 Notes") for net proceeds after underwriting and other expenses of approximately $245,885. Interest on the 2023 Notes is paid semi-annually. The 2023 Notes mature on March 15, 2023. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        In connection with the issuance of the 2022 Notes and 2023 Notes (collectively, the "Senior Unsecured Notes"), we incurred $7,364 of fees which are being amortized over the term of the notes,

of which $6,866 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $5,541 and $1,807 of interest costs and amortization of financing costs on the Senior Unsecured Notes as interest expense, respectively.

Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes® Offering"), which was subsequently increased to $1,000,000. Additional agents appointed by us from time to time in connection with the InterNotes® Offering may become parties to the Selling Agent Agreement.

        These notes are direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        During the three months ended September 30, 2013, we issued $98,255 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $96,189. These notes were issued with stated interest rates ranging from 4.75% to 6.75% with a weighted average rate of 5.48%. These notes mature between July 15, 2018 and September 15, 2043.

        The following is a summary of the notes outstanding at September 30, 2013:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Average Interest Rate	Maturity Date Range
5	$51,537	4.75% – 5.00%	4.95%	July 15, 2018 – September 15, 2018
6	5,134	5.00% – 5.50%	5.25%	February 15, 2019 – February 15, 2020
7	209,767	4.00% – 6.55%	5.15%	June 15, 2019 – September 15, 2020
8	1,996	5.75%	5.75%	February 15, 2021
10	18,127	3.27% – 7.00%	5.30%	March 15, 2022 – April 15, 2023
15	15,940	5.00% – 6.00%	5.50%	May 15, 2028 – August 15, 2028
18	26,219	4.125% – 6.25%	5.24%	December 15, 2030 – August 15, 2031
20	4,233	5.625% – 6.00%	5.90%	November 15, 2032 – September 15, 2033
25	3,372	6.50%	6.50%	August 15, 2038
30	125,652	5.50% – 6.75%	6.13%	November 15, 2042 – September 15, 2043

	$461,977

        In connection with the issuance of the Prospect Capital InterNotes®, we incurred $12,757 of fees which are being amortized over the term of the notes, of which $12,212 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $6,044 and $869, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.

Net Asset Value

        During the three months ended September 30, 2013, we issued $256,043 of additional equity, net of underwriting and offering costs, by issuing 23,211,680 shares of our common stock. The following table shows the calculation of net asset value per share as of September 30, 2013 and June 30, 2013:

	As of September 30, 2013	As of June 30, 2013
Net Assets	$2,909,755	$2,656,494
Shares of common stock issued and outstanding	271,404,289	247,836,965

Net asset value per share	$10.72	$10.72

        At September 30, 2013, we had 271,404,289 of our common stock issued and outstanding.

Results of Operations

        Net increase in net assets resulting from operations for the three months ended September 30, 2013 and September 30, 2012 was $79,900 and $47,249, respectively. The $32,651 increase is primarily the result of a $60,111 increase in interest income due to a larger income producing portfolio during the three months ended September 30, 2013. This increase is offset by a decrease of $29,119 in dividend income received from our investment in Energy Solutions. During the three months ended September 30, 2012, we received dividends of $33,250 from our investment in Energy Solutions. No such dividends were received from Energy Solutions during the three months ended September 30, 2013. This decrease in dividend income from our investment in Energy Solutions was partially offset by a $7,000 increase in dividend income from our investment in Airmall and a $22,327 decrease in the net change in unrealized depreciation on investments. During the quarter ended September 30, 2013, we experienced net unrealized losses of $6,226 primarily from significant write-downs of our investments in Ajax, Gulf Coast and Valley Electric. These instances of unrealized depreciation were partially offset by unrealized appreciation in First Tower. During the quarter ended September 30, 2012, we experienced net unrealized losses of $28,553 primarily from write-downs of our investments in Ajax and Energy Solutions. These instances of unrealized depreciation were partially offset by unrealized appreciation in R-V.

        Net increase in net assets resulting from operations for the three months ended September 30, 2013 and September 30, 2012 was $0.31 and $0.29 per weighted average share, respectively. The $0.02 increase is primarily the result of a $0.16 per weighted average share favorable decrease in the net change in unrealized depreciation on investments. During the quarter ended September 30, 2013, we experienced net unrealized losses of $0.02 per weighted average share, primarily from write-downs of our investments in Ajax, Gulf Coast and Valley Electric. These instances of unrealized depreciation were partially offset by unrealized appreciation in First Tower. During the quarter ended September 30, 2012, we experienced net unrealized losses of $0.18 per average share primarily from write-downs of our investments in Ajax and Energy Solutions. These instances of unrealized depreciation were partially offset by unrealized appreciation in R-V. The net increase in net assets resulting from operations is also attributable to $0.03 per weighted average share decrease in advisory fees and a $0.03 per weighted average share increase in interest income, net of interest and credit facility expenses, as we have increased the leverage on our portfolio during the three months ended September 30, 2013. These instances of appreciation and additional income were partially offset by a $0.20 per weighted average share decline in dividend income, primarily due to our investment in Energy Solutions as discussed above.

        While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income

        We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies' assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.

        Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $161,034 and $123,636 for the three months ended September 30, 2013 and September 30, 2012, respectively. During the three months ended September 30, 2013, the increase in investment income is primarily the result of a larger income producing portfolio.

        The following table describes the various components of investment income and the related levels of debt investments:

	For The Three Months Ended September 30,
	2013	2012
Interest income	$138,421	$78,310
Dividend income	7,089	36,208
Other income	15,524	9,118

Total investment income	$161,034	$123,636

Average debt principal of performing investments	$4,179,192	$2,144,554

Weighted average interest rate earned on performing assets	12.96%	14.24%

        Average interest income producing assets have increased from $2,144,554 for the three months ended September 30, 2012 to $4,179,192 for the three months ended September 30, 2013. The average yield on interest bearing assets decreased from 14.24% for the three months ended September 30, 2012 to 12.96% for the three months ended September 30, 2013. The decrease in our current yield is primarily the result of senior secured loan refinancing activity that took place in the leveraged loan market and within our CLO portfolios during the first half of calendar year 2013, and to a lesser extent, originations at lower rates than our average portfolio yield.

        Investment income is also generated from dividends and other income. Dividend income decreased from $36,208 for the three months ended September 30, 2012 to $7,089 for the three months ended September 30, 2013. The decrease in dividend income is primarily attributed to a decrease in the level of dividends received from our investment in Energy Solutions. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, we received dividends from Energy Solutions of

$33,250 during the three months ended September 30, 2012. No such dividends were received during the three months ended September 31, 2013 related to our investment in Energy Solutions. The decrease in dividend income was partially offset by a $7,000 dividend received from our investment in Airmall during the three months ended September 30, 2013. No dividends were received from Airmall during the three months ended September 30, 2012.

        Other income has come primarily from structuring fees, overriding royalty interests, and settlement of net profits interests. Comparing the three months ended September 30, 2012 to the three months ended September 30, 2013, income from other sources increased from $9,118 to $15,524. This $6,406 increase is primarily due to $5,000 of legal cost reimbursement from a litigation settlement, which had been expensed in prior quarters and a $1,325 increase in royalty interests from our controlled investments, particularly APH, Credit Central, First Tower, and Nationwide.

Operating Expenses

        Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate Prospect Capital Management (the "Investment Adviser") for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our Administration Agreement with Prospect Administration. Operating expenses were $78,697 and $49,609 for the three months ended September 30, 2013 and September 30, 2012, respectively, holding consistent at approximately $0.30 per weighted average share outstanding.

        The base management fee was $23,045 and $13,228 for the three months ended September 30, 2013 and September 30, 2012, respectively. This increase is directly related to our growth in total assets. For the three months ended September 30, 2013 and September 30, 2012, we incurred $20,584 and $18,507, respectively, of income incentive fees. The $2,077 increase in the income incentive fee for the respective three-month period is driven by an increase in pre-incentive fee net investment income from $92,534 for the three months ended September 30, 2012 to $102,921 for the three months ended September 30, 2013, primarily due to an increase in interest income from a larger asset base and partially offset by a decrease in dividend income from Energy Solutions. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

        During the three months ended September 30, 2013 and September 30, 2012, we incurred $27,407 and $13,511, respectively, of expenses related to our 2012 Facility, Prospect Capital InterNotes®, Senior Unsecured Notes and Senior Convertible Notes. These expenses are related directly to the leveraging capacity put into place for each of those years and the levels of indebtedness actually undertaken in those years. The table below describes the various expenses of our 2012 Facility, Prospect Capital

InterNotes®, Senior Unsecured Notes and Senior Convertible Notes and the related indicators of leveraging capacity and indebtedness during these periods.

	For The Three Months Ended September 30,
	2013	2012
Interest on borrowings	$23,524	$10,470
Amortization of deferred financing costs	2,472	1,774
Commitment and other fees	1,411	1,267

Total	$27,407	$13,511

Weighted-average debt outstanding	$1,615,894	$710,676
Weighted-average interest rate	5.70%	5.89%
Weighted-average interest rate including amortization of deferred financing costs	6.29%	6.89%
2012 Facility amount at beginning of period	$552,500	$492,500

        The increase in interest expense for the three months ended September 30, 2013 is primarily due to the issuance of additional Prospect Capital InterNotes®, the 2023 Notes and the 2019 Notes, for which we incurred $11,077 of collective interest expense. The weighted average interest rate on borrowings (excluding amortization and undrawn facility fees) decreased from 5.89% to 5.70% as of September 30, 2012 and September 30, 2013, respectively. This decrease is primarily due to issuances of our Prospect Capital InterNotes® at lower coupon rates. The weighted average interest rate on our Prospect Capital InterNotes® decreased from 6.25% to 5.69% as of September 30, 2012 and September 30, 2013, respectively.

        The allocation of overhead expense from Prospect Administration was $3,986 and $2,184 for the three months ended September 30, 2013 and September 30, 2012, respectively. As our portfolio continues to grow, we expect Prospect Administration to continue to increase the size of its administrative and financial staff.

        Total operating expenses, net of investment advisory fees, interest costs, excise tax and allocation of overhead from Prospect Administration were $2,675 and $2,179 for the three months ended September 30, 2013, and September 30, 2012, respectively.

Net Investment Income

        Net investment income represents the difference between investment income and operating expenses. Our net investment income was $82,337 and $74,027 for the three months ended September 30, 2013 and September 30, 2012, respectively, or $0.32 per weighted average share and $0.46 per weighted average share, respectively. The $8,310 increase for the three months ended September 30, 2013 is primarily the result of a $37,398 increase in investment income due to a larger income producing portfolio partially offset by a decrease in dividend income from our investment in Energy Solutions. The $37,398 increase in investment income is offset by an increase in operating expenses of $29,088, primarily due to an $11,894 increase in advisory fees due to the growing size of our portfolio and related income and $13,896 of additional interest and credit facility expenses. The $0.14 per share decrease in net investment income for the three months ended September 30, 2013 is primarily due to a $0.20 per weighted average share decrease in dividend income primarily due to a decline in the level of dividends received from our investment in Energy Solutions. This decrease is partially offset by a $0.03 per weighted average share decrease in advisory fees and a $0.04 per weighted average share increase in interest income, net of interest and credit facility expenses, as we have increased the leverage on our portfolio during the three months ended September 30, 2013 over those for the three months ended September 30, 2012.

Net Realized Gains, Increase in Net Assets from Net Changes in Unrealized Depreciation

        Net realized gains were $3,789 and $1,775 for the three months ended September 30, 2013 and September 30, 2012, respectively. The net realized gain of $3,789 for the three months ended September 30, 2013 was due primarily to a $3,252 gain realized from the release of escrowed amount to us related to our investment in NRG Manufacturing, Inc. The net realized gain of $1,775 for the three months ended September 30, 2012 was due primarily to the sale of our common stock in Iron Horse Coiled Tubing, Inc.

        Net increase in net assets from changes in unrealized depreciation was $6,226 and $28,553 for the three months ended September 30, 2013 and September 30, 2012, respectively. The variability in results is primarily due to the valuation of equity positions in our portfolio susceptible to significant changes in value, both increases as well as decreases, due to operating results. For the three months ended September 30, 2013, the $6,226 decrease was driven by significant write-downs of our equity investments in Airmall, Ajax, Boxercraft and Valley Electric. We also recognized a decline in value for our investment in Gulf Coast due to a decrease in the company's operating results. These instances of unrealized depreciation were partially offset by unrealized appreciation in First Tower and our CLO equity investments.

Financial Condition, Liquidity and Capital Resources

        For the three months ended September 30, 2013 and September 30, 2012, our operating activities used $245,448 and $491,413 of cash, respectively. There were no investing activities for the three months ended September 30, 2013 and September 30, 2012. Financing activities provided $195,873 and $490,975 of cash during the three months ended September 30, 2013 and September 30, 2012, respectively, which included the payments of dividends of $80,064 and $43,932, during the three months ended September 30, 2013 and September 30, 2012, respectively.

        Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.

        Our primary sources of funds have been issuances of debt and equity. We have and may continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the three months ended September 30, 2013, we borrowed $96,000 and made repayments totaling $151,000 under our revolving credit facility. As of September 30, 2013, we had $69,000 outstanding on our revolving credit facility, $847,500 outstanding on our Senior Convertible Notes, Senior Unsecured Notes with a carrying value of $347,762 and $461,977 outstanding on our Prospect Capital InterNotes®. (See Capitalization.)

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of September 30, 2013 and June 30, 2013, we have $206,684 and $202,518 of undrawn revolver commitments to our portfolio companies, respectively.

        On October 29, 2012, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to an additional $1,406,927 of debt and equity securities in the public market at September 30, 2013.

        On October 15, 2013, our Registration Statement on Form N-2 was declared effective by the SEC as detailed in Recent Developments. Under this Shelf Registration Statement, we can issue up to an additional $5,000,000 of debt and equity securities.

        We also continue to generate liquidity through public and private stock offerings. (See Recent Developments.)

        On May 8, 2013, we entered into an ATM Program with BB&T Capital Markets, BMO Capital Markets, and KeyBanc Capital Markets through which we could sell, by means of at-the-market offerings from time to time, of up to 45,000,000 shares of our common stock. During the period from July 5, 2013 to August 21, 2013, we sold 9,818,907 shares of our common stock at an average price of $10.97 per share, and raised $107,725 of gross proceeds, under the ATM Program. Net proceeds were $106,823 after commissions to BB&T Capital Markets, BMO Capital Markets, and KeyBanc Capital Markets on shares sold.

        On August 22, 2013, we entered into an ATM Program with BMO Capital Markets, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets through which we could sell, by means of at-the-market offerings from time to time, of up to 45,000,000 shares of our common stock. During the period from August 29, 2013 to September 30, 2013, we sold 11,474,431 shares of our common stock at an average price of $11.36 per share, and raised $130,311 of gross proceeds, under the ATM Program. Net proceeds were $129,008 after commissions to BMO Capital Markets, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets on shares sold. During the period from October 1, 2013 to November 4, 2013, we sold 12,652,811 shares of our common stock at an average price of $11.21 per share, and raised $141,804 of gross proceeds, under the ATM Program. Net proceeds were $140,416 after commissions to BMO Capital Markets, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets on shares sold. (See Recent Developments.)

Off-Balance Sheet Arrangements

        At September 30, 2013, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.

Recent Developments

        During the period from October 1, 2013 to November 4, 2013, we issued $56,771 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $55,739. In addition, we sold $8,158 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $8,005 with expected closing on November 7, 2013.

        During the period from October 1, 2013 to November 4, 2013, we sold 12,652,811 shares of our common stock at an average price of $11.21 per share, and raised $141,804 of gross proceeds, under the ATM Program. Net proceeds were $140,416 after commissions to the broker-dealer on shares sold and offering costs.

        On October 1, 2013, we made a $2,600 follow-on investment in Airmall, a leading developer and manager of airport retail operations.

        On October 2, 2013, we announced an increase of $20,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $587,500.

        On October 7, 2013, Evanta Ventures, Inc. repaid the $10,506 loan receivable to us.

        On October 11, 2013, we made a $5,846 follow-on senior debt and equity investment in CP Holdings of Delaware LLC, an energy services company based in western Oklahoma.

        On October 11, 2013, we provided $25,000 in preferred equity for the recapitalization of Ajax. After the financing, we received repayment of the $20,009 loan previously outstanding.

        On October 15, 2013, we made a secured debt investment of $2,000 in Digital Insight, a leading provider of digital banking software to financial institutions in the U.S. which allows financial institutions to offer a comprehensive, user friendly platform of products and services through the online and mobile channels. On the same day, we fully exited the deal and realized a gain of $20 on this investment.

        On October 15, 2013, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to an additional $5,000,000 of debt and equity securities.

        On October 16, 2013, we made a secured debt investment of $7,000 in Renaissance Learning, Inc., a leading provider of technology based school improvement and student assessment programs. On November 4, 2013, we fully exited the investment and realized a gain of $140 on this investment.

        On October 17, 2013, $19,730 of the Apidos CLO VIII, Ltd. subordinated notes were called.

        On October 22, 2013, we made an investment of $40,791 to purchase 85.05% of the subordinated notes in CIFC Funding 2013-IV, Ltd.

        On October 24, 2013, we issued 135,212 shares of our common stock in connection with the dividend reinvestment plan.

        On October 29, 2013, we made a $2,000 follow-on investment in APH.

        On October 30, 2013, we made a secured debt investment of $2,500 in Omnitracs, Inc., one of the world's largest providers of satellite and terrestrial-based connectivity and position location solutions to transportation and logistics companies. On the same day, we fully exited the deal and realized a gain of $25 on this investment.

        On October 30, 2013, we made a secured debt investment of $6,000 in The Petroleum Place, Inc. ("P2"), a provider of enterprise resource planning software focused on the oil & gas industry. On November 4, 2013, we fully exited the investment and realized a gain of $60 on the investment.

        On October 31, 2013, we sold $18,755 of the National Bankruptcy Services, LLC loan receivable. The loan receivable was sold at a discount, for which we realized a loss of $7,854.

        On November 1, 2013, P2 repaid the $22,000 second lien term loan receivable to us.

        On November 1, 2013, we made a $9,869 follow-on investment in APH, to acquire Bexley Apartment Houses, a multi-family residential property located in Marietta, Georgia. We invested $1,669 of equity and $8,200 of debt in APH.

        On November 4, 2013, we sold $2,000 of our $12,500 investment in Photonis Technologies SAS, recognizing a gain of $50 on the sale.

        On November 4, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110400 per share for April 2014 to holders of record on April 30, 2014 with a payment date of May 22, 2014;

  •
  $0.110425 per share for May 2014 to holders of record on May 30, 2014 with a payment date of June 19, 2014; and

  •
  $0.110450 per share for June 2014 to holders of record on June 30, 2014 with a payment date of July 24, 2014.

Critical Accounting Policies and Estimates

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

Reclassifications

        Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompany notes to conform to the presentation as of and for the three months ended September 30, 2013.

Use of Estimates

        The preparation of GAAP consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, gains and losses, and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

        Under the 1940 Act, the regulations pursuant to Article 6 of Regulation S-X and Accounting Standards Codification ("ASC") 946, Financial Services—Investment Companies ("ASC 946"), we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our consolidated financial statements include our accounts and the accounts of PCF, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, controlled investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

        To value our investments, we follow the guidance of ASC 820 that defines fair value, establishes a framework for measuring fair value in conformity with GAAP and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

  Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

  Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

  Level 3: Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent valuations and make their own independent assessment;

  3)
  the Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of Prospect Capital Management LLC (the "Investment Adviser") and that of the independent valuation firms; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        Our investments in CLOs are classified as ASC 820 Level 3 securities, and are valued using a dynamic discounted cash flow model, where the projected future cash flow was estimated using Monte Carlo simulation techniques. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate numerous collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates to the various cash flows along each simulation path. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 825-10-25, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 825-10-25"), permits an entity to elect fair value as the initial and subsequent measurement attribute for eligible assets and liabilities for which the assets and liabilities are measured using another measurement attribute. We have elected not to value some assets and liabilities at fair value as would be permitted by ASC 825-10-25.

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (see Note 5) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require their accounting to be bifurcated and such features were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair value as of December 2, 2009, and continues to accrete until maturity or repayment of the respective loans.

        Interest income from investments in the "equity" class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current. As of September 30, 2013, approximately 0.5% of our net assets are in non-accrual status.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We follow ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of September 30, 2013 and for the three months then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® (collectively, our "Senior Notes"), as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Notes, over the respective expected life or maturity.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In June 2013, the FASB issued Accounting Standards Update 2013-08, Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). The update clarifies the approach to be used for determining whether an entity is an investment company and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The adoption of ASU 2013-08 is not expected to materially affect our consolidated financial statements and disclosures.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.

        We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the three months ended September 30, 2013, we did not engage in hedging activities.

 REGISTRATION AND SETTLEMENT

The Depository Trust Company

        All of the notes we offer will be issued in book-entry only form. This means that we will not issue certificates for notes, except in the limited case described below. Instead, we will issue global notes in registered form. Each global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.

        Accordingly, Cede & Co. will be the holder of record of the notes. Each note represented by a global note evidences a beneficial interest in that global note.

        Beneficial interests in a global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in a note, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the notes will be accomplished by making entries in DTC participants' books acting on behalf of beneficial owners.

        So long as DTC or its nominee is the registered holder of a global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the notes represented thereby for all purposes, including payment of principal and interest, under the indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated notes and will not be considered the holder of the notes for any purpose under the indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your note in order to exercise any rights of a holder of a note under the indenture. The laws of some jurisdictions require that certain purchasers of notes take physical delivery of such notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the notes.

        Each global note representing notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global notes or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global notes shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the notes.

        The following is based on information furnished by DTC:

        DTC will act as securities depositary for the notes. The notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. Generally, one fully registered global note will be issued for all of the principal amount of the notes.

        DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 85 countries that DTC's direct participants deposit with DTC.

        DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants' accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

        Purchases of the notes under the DTC system must be made by or through direct participants, which will receive a credit for the notes on DTC's records. The beneficial interest of each actual purchaser of each note is in turn to be recorded on the direct and indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in notes, except in the event that use of the book-entry system for the notes is discontinued.

        To facilitate subsequent transfers, all notes deposited by direct participants with DTC will be registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the notes; DTC's records reflect only the identity of the direct participants to whose accounts such notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the notes may wish to ascertain that the nominee holding the notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.

        Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the notes unless authorized by a direct participant in accordance with DTC's procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those direct participants to whose accounts the notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).

        We will pay principal and or interest payments on the notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit direct participants' accounts on the applicable payment date in accordance with their respective holdings shown on DTC's records upon DTC's receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.

        We will send any redemption notices to DTC. If less than all of the notes are being redeemed, DTC's practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.

        A beneficial owner, or its authorized representative, shall give notice to elect to have its notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such notes by causing the direct participant to transfer that participant's interest in the global note representing such notes, on DTC's records, to the trustee. The requirement for physical delivery of notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing such notes are transferred by the direct participants on DTC's records.

        DTC may discontinue providing its services as securities depository for the notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated notes.

        The information in this section concerning DTC and DTC's system has been obtained from sources that we believe to be reliable, but neither we, the Purchasing Agent nor any agent takes any responsibility for its accuracy.

Registration, Transfer and Payment of Certificated Notes

        If we ever issue notes in certificated form, those notes may be presented for registration, transfer and payment at the office of the registrar or at the office of any transfer agent designated and maintained by us. We have originally designated American Stock Transfer & Trust Company, LLC to act in those capacities for the notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any notes at any time.

        We will not be required to: (1) issue, exchange or register the transfer of any note to be redeemed for a period of 15 days after the selection of the notes to be redeemed; (2) exchange or register the transfer of any note that was selected, called or is being called for redemption, except the unredeemed portion of any note being redeemed in part; or (3) exchange or register the transfer of any note as to which an election for repayment by the holder has been made, except the unrepaid portion of any note being repaid in part.

        We will pay principal of and interest on any certificated notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable notes.

SUPPLEMENT TO MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following summary of U.S. federal income tax considerations supplements the discussion set forth under the heading "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.

        The following is a general summary of the material U.S. federal income tax considerations relating to the purchase, ownership and disposition of the notes. This discussion is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the Internal Revenue Service ("IRS") has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

        This discussion applies only to a holder of notes that acquires the notes pursuant to this offering at their "issue price" within the meaning of the applicable provisions of the Code and who holds the notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

  •
  banks, insurance companies or other financial institutions;

  •
  pension plans or trusts;

  •
  U.S. noteholders (as defined below) whose functional currency is not the U.S. dollar;

  •
  real estate investment trusts;

  •
  regulated investment companies;

  •
  persons subject to the alternative minimum tax;

  •
  cooperatives;

  •
  tax-exempt organizations;

  •
  dealers in securities;

  •
  expatriates;

  •
  foreign persons or entities (except to the extent set forth below);

  •
  persons deemed to sell the notes under the constructive sale provisions of the Code; or

  •
  persons that hold the notes as part of a straddle, hedge, conversion transaction or other integrated investment.

        If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.

        We encourage investors to consult their tax advisors regarding the specific consequences of an investment in our notes, including tax reporting requirements, the applicability of U.S. federal, state or local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Consequences to U.S. Noteholders

        The following is a general summary of the material U.S. federal income tax consequences that will apply to you if you are a U.S. noteholder. Material U.S. federal income tax consequences to non-U.S. noteholders are described under "Consequences to Non-U.S. Noteholders" below. For purposes of this summary, the term "U.S. noteholder" means a beneficial owner of a note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.

Stated interest and OID on the notes

        Except as discussed below, a U.S. noteholder generally will be required to recognize stated interest as ordinary income at the time it is paid or accrued on the notes in accordance with its regular method of accounting for U.S. federal income tax purposes. In addition, if the notes' "issue price" (the first price at which a substantial amount of the notes is sold to investors) is less than their "stated redemption price at maturity" (the sum of all payments to be made on the notes other than "qualified stated interest") by more than a statutorily defined de minimis threshold, the notes will be issued with original issue discount ("OID") for U.S. federal income tax purposes. The term "qualified stated interest" generally means stated interest that is unconditionally payable at least annually at a single fixed rate or, if certain requirements are met (as described below), certain variable rates.

        If the notes are issued with OID, a U.S. noteholder generally will be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder's regular method of tax accounting. Such OID will be included in gross income for each day during each taxable year in which the note is held using a constant yield-to-maturity method that reflects the compounding of interest. This means that the holder will have to include in income increasingly greater amounts of OID over time. Notice will be given in the applicable pricing supplement if we determine that a particular note will be issued with OID. We are required to provide information returns stating the amount of OID accrued on the notes held by persons of record other than certain exempt holders.

        If the notes are "step-up notes" (i.e., notes with a fixed interest rate that increases at pre-determined intervals), the tax treatment described in the first sentence under "—Consequences to U.S. Noteholders—Stated interest and OID on the notes" assumes that we will have the right to call the notes at par (plus accrued but unpaid interest) on each date that the interest rate increases. If this is not the case, interest that exceeds the lowest rate payable under the step-up note may not be treated as qualified stated interest and, depending on the amount of such excess, may thus cause the step-up note to be treated as issued with OID, in which case the notes generally would be subject to the OID rules discussed above. Prospective investors are urged to consult their own tax advisors regarding the treatment of step-up notes or similar notes.

        If you own a note issued with de minimis OID (i.e., discount that is not OID), you generally must include the de minimis OID in income at the time principal payments on the notes are made in proportion to the amount paid. Any amount of de minimis OID that you have included in income will be treated as capital gain.

Short-term notes

        Notes that have a fixed maturity of one year or less ("short-term notes") will be subject to the following special rules.

        All of the interest on a short-term note is treated as part of the short-term note's stated redemption price at maturity, thereby giving rise to OID. Thus, all short-term notes will be OID debt securities. OID will be treated as accruing on a short-term debt instrument ratably or, at the election of a U.S. noteholder, under a constant yield method.

        A U.S. noteholder that uses the cash method of tax accounting (with certain exceptions) will generally not be required to include OID in respect of the short-term note in income on a current basis, though they may be required to include stated interest in income as the income is received. Such a U.S. noteholder may not be allowed to deduct all of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry such a short-term note until the maturity of the note or its earlier disposition in a taxable transaction. In addition, such a U.S. noteholder will be required to treat any gain realized on a disposition of the note as ordinary income to the extent of the holder's accrued OID on the note, and short-term capital gain to the extent the gain exceeds accrued OID. A U.S. noteholder that uses the cash method of tax accounting may, however, elect to include OID on a short-term note in income on a current basis. In such case, the limitation on the deductibility of interest described above will not apply. A U.S. noteholder that uses the accrual method of tax accounting and certain cash method holders generally will be required to include OID on a short-term note in income on a current basis.

Floating Rate Notes

        In the case of a note that is a floating rate note (including a note based on LIBOR), special rules apply. In general, if a note qualifies for treatment as a "variable rate debt instrument" under Treasury Regulations and provides for stated interest that is unconditionally payable at least annually at a variable rate that, subject to certain exceptions, is a single "qualified floating rate" or "objective rate," each as defined below, all stated interest on the note is treated as qualified stated interest. In that case, both the note's "yield to maturity" and "qualified stated interest" will be determined, for purposes of calculating the accrual of OID, if any, as though the note will bear interest in all periods throughout its term at a fixed rate generally equal to the rate that would be applicable to interest payments on the note on its issue date or, in the case of an objective rate (other than a "qualified inverse floating rate"), the rate that reflects the yield to maturity that is reasonably expected for the note. A U.S. noteholder of a variable rate debt instrument would then recognize OID, if any, that is calculated based on the note's assumed yield to maturity. If the interest actually accrued or paid during an accrual period exceeds or is less than the assumed fixed interest, the qualified stated interest allocable to that period is increased or decreased under rules set forth in Treasury Regulations. Special rules apply for determining the amount of OID for other variable rate debt instruments, such as instruments with more than one qualified floating rate or instruments with a single fixed rate and one or more qualified floating rates. U.S. noteholders should consult their own tax advisors with respect to the specific U.S. federal income tax considerations regarding any investment in a note that qualifies a "variable rate debt instrument."

        A note will generally qualify as a variable rate debt instrument if (a) the note's issue price does not exceed the total noncontingent principal payments by more than the lesser of: (i) .015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or (ii) 15% of the total noncontingent principal payments; (b) the note provides for stated interest, compounded or paid at least annually, only at one or more qualified floating rates, a single fixed rate and one or more qualified floating rates, a single objective rate, or a single fixed rate and a single objective rate that is a qualified inverse floating rate; and (c) the value of the rate on any date during the term of the note is set no earlier than three months prior to the first day on which that value is in effect or no later than one year following that first day.

        Generally, a rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous fluctuations in the cost of newly borrowed funds in the currency in which the debt instrument is denominated. A rate that equals LIBOR or LIBOR plus or minus a fixed spread is, in general, a qualified floating rate. However, a rate (including a rate based on LIBOR) will generally not be a qualified floating rate if, among other circumstances:

  •
  the rate is subject to one or more minimum or maximum rate floors or ceilings or one or more governors limiting the amount of increase or decrease in each case which are not fixed throughout the term of the note and which are reasonably expected as of the issue date to cause the rate in some accrual periods to be significantly higher or lower than the overall expected return on the note determined without the floor, ceiling, or governor; or

  •
  the rate is a multiple of a qualified floating rate unless the multiple is a fixed multiple that is greater than 0.65 but not more than 1.35 (provided, however, that if a multiple of a qualified floating rate is not within such limits and thus is not itself a qualified floating rate, it may nevertheless qualify as an "objective rate").

        If a note provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the note, the qualified floating rates together constitute a single qualified floating rate.

        Generally, an objective rate is a rate that is determined using a single fixed formula that is based on objective financial or economic information such as one or more qualified floating rates. An objective rate is a qualified inverse floating rate if that rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. A variable rate will generally not qualify as an objective rate if, among other circumstances, it is reasonably expected that the average value of the variable rate during the first half of the term of the note will be either significantly less than or significantly greater than the average value of the rate during the final half of the term of the note.

        If a floating rate note does not qualify as a "variable rate debt instrument," the note generally will be subject to taxation under special rules applicable to contingent payment debt instruments. U.S. noteholders should consult their own tax advisors with respect to the specific U.S. federal income tax considerations regarding such notes.

Sale, exchange, redemption or other taxable disposition of the notes

        Subject to the special rules for short-term notes discussed above, upon the sale, exchange, redemption or other taxable disposition of a note, a U.S. noteholder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its adjusted tax basis in the note. A U.S. noteholder's adjusted tax basis in a note generally will equal the price the U.S. noteholder paid for the note increased by OID (including with respect to a short-term note), if any, previously included in income with respect to that note, and reduced by any cash payments on the note other than qualified stated interest. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. noteholder has held the note for more than one year. The deductibility of capital losses is subject to limitations.

Medicare Tax

        Certain U.S. noteholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their "net investment income," which includes interest on the notes and capital gains from the sale or other disposition of the notes.

Information Reporting and Backup Withholding

        In general, information reporting requirements will apply to certain payments of principal and interest (including OID) and to the proceeds of sale of a note paid to a U.S. noteholder (unless such noteholder is an exempt recipient). A backup withholding tax may apply to such payments if a U.S. noteholder fails to provide a taxpayer identification number or certification of exempt status, or if it is otherwise subject to backup withholding.

        Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a U.S. noteholder's United States federal income tax liability provided the required information is timely furnished to the IRS.

Consequences to Non-U.S. Noteholders

        The following is a general summary of the material U.S. federal income tax consequences that will apply to you if you are a non-U.S. noteholder. A beneficial owner of a note that is not a partnership for U.S. federal income tax purposes (including any entity or arrangement otherwise treated as a partnership for U.S. federal income tax purposes) or a U.S. noteholder is referred to herein as a "non-U.S. noteholder."

Stated interest and OID on the notes

        Stated interest and OID, if any, paid or accrued to a non-U.S. noteholder will generally not be subject to U.S. federal income or withholding tax if the interest or OID is not effectively connected with its conduct of a trade or business within the United States and is not considered contingent interest within the meaning of Section 871(h)(4)(A) of the Code (generally relating to interest payments that are determined by reference to the income, profits, receipts, cash flow, changes in the value of non-publicly-traded property or other attributes of, or distributions or similar payments paid by, the debtor or a related party), and the non-U.S. noteholder:

  •
  does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

  •
  is not a "controlled foreign corporation" with respect to which we are, directly or indirectly, a "related person";

  •
  is not a bank whose receipt of interest on the notes is described in section 881(c)(3)(A) of the Code; and

  •
  provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN (or other applicable form)), or holds its notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

        If a non-U.S. noteholder does not qualify for an exemption under these rules, interest income and OID, if any, from the notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Stated interest and OID, if any, effectively connected with a non-U.S. noteholder's conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, which is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. noteholder provides us or our paying agent an adequate certification (currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. noteholder is a foreign corporation and the stated interest and OID, if any, is effectively connected with its conduct of a U.S. trade or business, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. noteholder must provide a properly executed IRS Form W-8BEN (or other applicable form) to us or our paying agent before the payment of stated interest or OID, and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Sale, exchange, redemption or other taxable disposition of the notes

        Any gain recognized by a non-U.S. noteholder on the sale, exchange, redemption or other taxable disposition of the notes (except with respect to accrued and unpaid interest, which would be taxed as described under "Consequences to Non-U.S. Noteholders—Stated interest and OID on the notes" above) generally will not be subject to U.S. federal income tax unless:

  •
  the gain is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

  •
  the non-U.S. noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

        If a non-U.S. noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.

Information Reporting and Backup Withholding

        Generally, we must report to the IRS and to a non-U.S. noteholder the amount of interest (including OID) on the notes paid to a non-U.S. noteholder and the amount of tax, if any, withheld with respect to those payments if the notes are in registered form. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which a non-U.S. noteholder resides under the provisions of an applicable income tax treaty.

        In general, a non-U.S. noteholder will not be subject to backup withholding with respect to payments on the notes that we make to such noteholder provided that we do not have actual knowledge or reason to know that such noteholder is a U.S. person as defined under the Code, and we have received from you the statement described above under the fourth bullet point under "Consequences to Non-U.S. Noteholders—Stated interest and OID on the notes".

        In addition, no information reporting requirements or backup withholding will be required regarding the proceeds of the sale of a note made within the United States or conducted through certain United States-related financial intermediaries, if the payor receives the statement described above and does not have actual knowledge or reason to know that the non-U.S. noteholder is a U.S. person as defined under the Code, or the non-U.S. noteholder otherwise establishes an exemption.

        Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a non-U.S. noteholder's United States federal income tax liability provided the required information is timely furnished to the IRS.

Other withholding rules

        After June 30, 2014, withholding at a rate of 30% will be required on interest in respect of, and after December 31, 2016, withholding at a rate of 30% will be required on gross proceeds from the sale of, notes held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Accordingly, the entity through which notes are held will affect the determination of whether such withholding is required. An intergovernmental agreement between the United States and an applicable foreign country, or future guidance, may modify these requirements. Similarly, interest in respect of, and gross proceeds from the sale of, notes held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Secretary of the Treasury. Current law provides that obligations that are outstanding on July 1, 2014 are exempt from the withholding and reporting requirements under a grandfathering provision. Non-U.S. noteholders are encouraged to consult with their tax advisors regarding the possible implications of these requirements on their investment in notes.

        Non-U.S. noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the notes.

CERTAIN CONSIDERATIONS APPLICABLE TO ERISA, GOVERNMENTAL AND
OTHER PLAN INVESTORS

        A fiduciary of a pension plan or other employee benefit plan (including a governmental plan, an individual retirement account or a Keogh plan) proposing to invest in the notes should consider this section carefully.

        A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as "ERISA"), should consider fiduciary standards under ERISA in the context of the particular circumstances of such plan before authorizing an investment in the notes. Such fiduciary should consider whether the investment is in accordance with the documents and instruments governing the plan.

        In addition, ERISA and the Code prohibit certain transactions (referred to as "prohibited transactions") involving the assets of a plan subject to ERISA or the assets of an individual retirement account or plan subject to Section 4975 of the Code (referred to as an "ERISA plan"), on the one hand, and persons who have certain specified relationships to the plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code), on the other. If we (or an affiliate) are considered a party in interest or disqualified person with respect to an ERISA plan, then the investment in notes by the ERISA plan may give rise to a prohibited transaction. The purchase and holding of notes by an ERISA plan may be subject to one or more statutory or administrative exemptions from the prohibited transaction rules under ERISA and the Code. Even if the conditions for relief under such exemptions were satisfied, however, there can be no assurance that such exemptions would apply to all of the prohibited transactions that may be deemed to arise in connection with a plan's investment in the notes.

        By purchasing and holding the notes, the person making the decision to invest on behalf of an ERISA plan is representing that the purchase and holding of the notes will not result in a prohibited transaction under ERISA or the Code. Therefore, an ERISA plan should not invest in the notes unless the plan fiduciary or other person acquiring securities on behalf of the ERISA plan determines that neither we nor an affiliate is a party in interest or a disqualified person or, alternatively, that an exemption from the prohibited transaction rules is available. If an ERISA plan engages in a prohibited transaction, the transaction may require "correction" and may cause the ERISA plan fiduciary to incur certain liabilities and the parties in interest or disqualified persons to be subject to excise taxes.

        Employee benefit plans that are governmental plans and non-U.S. plans are not subject to ERISA requirements. However, non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of governmental or non-U.S. plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code discussed above. By purchasing and holding the notes, the person making the decision to invest on behalf of such plans is representing that the purchase and holding of the notes will not violate any law applicable to such governmental or non-U.S. plan that is similar to the prohibited transaction provisions of ERISA or the Code.

        If you are the fiduciary of an employee benefit plan or ERISA plan and you propose to invest in the notes with the assets of such employee benefit plan or ERISA plan, you should consult your own legal counsel for further guidance. The sale of notes to an employee benefit plan is in no respect a representation by us, the Purchasing Agent or any other person that such an investment meets all relevant legal requirements with respect to investments by employee benefit plans generally or any particular plan or that such an investment is appropriate for employee benefit plans generally or any particular plan.

 USE OF PROCEEDS

        Unless otherwise indicated in a pricing supplement for the notes, we expect to use the net proceeds from the sale of the notes initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. We anticipate that substantially all of the net proceeds from each offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

        As of November 4, 2013, we had no borrowings under our credit facility and, based on the assets currently pledged as collateral on the facility, approximately $532.0 million was available to us for borrowing under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 275 basis points, with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least half of the credit facility is used or 100 basis points otherwise.

 SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of September 30, 2013.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2014 (as of September 30, 2013, unaudited)	$69,000	$67,188	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—	N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—	N/A	—	—

2015 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$150,000	$30,907	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$167,500	$27,678	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$130,000	$35,661	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$200,000	$23,180	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

2019 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$200,000	$23,180	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

2022 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$100,000	$46,360	—	—
Fiscal 2013 (as of June 30, 2013)	100,000	43,395	—	—
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	—

2023 Notes
Fiscal 2014 (as of September 30, 2013, unaudited)	$247,762	$18,711	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	17,517	—	—

Prospect Capital InterNotes®
Fiscal 2014 (as of September 30, 2013, unaudited)	$461,977	$10,035	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	11,929	—	—
Fiscal 2012 (as of June 30, 2012)	20,638	105,442	—	—

All Senior Securities(5)
Fiscal 2014 (as of September 30, 2013, unaudited)	$1,726,239	$2,686	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
Fiscal 2011 (as of June 30, 2011)	406,700	3,740	—	—

(1)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)
This column is inapplicable.

(4)
This column is inapplicable.

(5)
On February 16, 2012, we entered into the Selling Agent Agreement and began offering notes (the "Prospect Capital InterNotes® Program"). On March 4, 2013, we entered into a Second Amended and Restated Selling Agent Agreement which continued the Prospect Capital InterNotes® Program on substantially similar terms and provides for our issuance of floating rate notes in addition to fixed rate notes. On October 15, 2013, we entered into a Third Amended and Restated Selling Agent Agreement on substantially similar terms to provide for such issuances under our current shelf registration statement. Through November 4, 2013, we have sold $518.8 million aggregate principal amount of notes. Amounts sold under the Prospect Capital InterNotes® Program after September 30, 2013 are not reflected in the table above.

 RATIO OF EARNINGS TO FIXED CHARGES

        For the three months ended September 30, 2013 and the years ended June 30, 2013, 2012, 2011, 2010 and 2009, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended September 30, 2013	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009
Earnings to Fixed Charges(1)	3.95	3.89	5.95	7.72	3.34	6.78

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 4.18 for the three months ended September 30, 2013, 4.91 for the year ended June 30, 2013, 6.79 for the year ended June 30, 2012, 7.29 for the year ended June 30, 2011, 2.87 for the year ended June 30, 2010 and 4.35 for the year ended June 30, 2009.

 PLAN OF DISTRIBUTION

        Under the terms of the Third Amended and Restated Selling Agent Agreement dated October 15, 2013, which we refer to as the "Selling Agent Agreement," the notes will be offered from time to time by us to the Purchasing Agent for subsequent resale to agents, including Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and other dealers who are broker-dealers and securities firms. The agents, including the Purchasing Agent, and the additional agents named from time to time pursuant to the Selling Agent Agreement, are, or will be, parties to the Selling Agent Agreement. The notes will be offered for sale in the United States only. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. We also may appoint additional agents to sell the notes. Any sale of the notes through those additional agents, however, will be on the same terms and conditions to which the original agents have agreed. The Purchasing Agent will purchase the notes at a discount ranging from 0.4% to 3.8% of the non-discounted price for each note sold. However, we also may sell the notes to the Purchasing Agent at a discount greater than or less than the range specified above. The discount at which we sell the notes to the Purchasing Agent will be set forth in the applicable pricing supplement. The Purchasing Agent also may sell notes to dealers at a concession not in excess of the discount it received from us. In certain cases, the Purchasing Agent and the other agents and dealers may agree that the Purchasing Agent will retain the entire discount. We will disclose any particular arrangements in the applicable pricing supplement.

        Following the solicitation of orders, each of the agents, severally and not jointly, may purchase notes as principal for its own account from the Purchasing Agent. Unless otherwise set forth in the applicable pricing supplement, these notes will be purchased by the agents and resold by them to one or more investors at a fixed public offering price. After the initial public offering of notes, the public offering price (in the case of notes to be resold at a fixed public offering price), discount and concession may be changed.

        We have the sole right to accept offers to purchase notes and may reject any proposed offer to purchase notes in whole or in part. Each agent also has the right, in its discretion reasonably exercised, to reject any proposed offer to purchase notes in whole or in part. We reserve the right to withdraw, cancel or modify any offer without notice. We also may change the terms, including the interest rate we will pay on the notes, at any time prior to our acceptance of an offer to purchase.

        Each agent, including the Purchasing Agent, may be deemed to be an "underwriter" within the meaning of the Securities Act. We have agreed to indemnify the agents against certain liabilities, including liabilities under the Securities Act, or to contribute to any payments they may be required to make in respect of such liabilities. We also have agreed to reimburse the agents for certain expenses.

        No note will have an established trading market when issued. We do not intend to apply for the listing of the notes on any securities exchange. However, we have been advised by the agents that they may purchase and sell notes in the secondary market as permitted by applicable laws and regulations. The agents are not obligated to make a market in the notes, and they may discontinue making a market in the notes at any time without notice. Neither we nor the agents can provide any assurance regarding the development, liquidity or maintenance of any trading market for any notes. All secondary trading in the notes will settle in same-day funds. See "Registration and Settlement."

        In connection with certain offerings of notes, the rules of the SEC permit the Purchasing Agent to engage in transactions that may stabilize the price of the notes. The Purchasing Agent will conduct these activities for the agents. These transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. A short sale is the sale by the Purchasing Agent of a greater amount of notes than the amount the Purchasing Agent has agreed to purchase in connection with a specific offering of notes. Stabilizing transactions consist of certain bids or purchases made by the Purchasing Agent to prevent or retard a decline in the price of the notes while an offering of notes is in process. In general, these purchases or bids for the notes for the purpose of stabilization or to reduce a syndicate short position could cause the price of the notes to be higher than it might otherwise be in the absence of those purchases or bids. Neither we nor the Purchasing Agent makes any representation or prediction as to the direction or magnitude of any effect that these transactions may have on the price of any notes. In addition, neither we nor the Purchasing Agent makes any representation that, once commenced, these transactions will not be discontinued without notice. The Purchasing Agent is not required to engage in these activities and may end any of these activities at any time.

        Some of the agents and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

        In addition, in the ordinary course of their business activities, the agents and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The agents and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

 LEGAL MATTERS

        The legality of the notes will be passed upon for the Company by Joseph Ferraro, our General Counsel, Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden, Arps"), New York, New York, and Venable LLP, as special Maryland counsel, Baltimore, Maryland, will pass on certain matters for the Company. Troutman Sanders LLP will pass on certain matters for the agents. Skadden, Arps and Venable LLP each have from time to time acted as counsel for us and our subsidiaries and may do so in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        BDO USA, LLP is the independent registered public accounting firm for the Company.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the notes offered by this prospectus supplement and accompanying prospectus. The registration statement contains additional information about us and the notes being registered by this prospectus supplement and accompanying prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2013, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and accompanying prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the Purchasing Agent or any agent. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement and accompanying prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2013 and June 30, 2013

(in thousands, except share and per share data)

	September 30, 2013	June 30, 2013
	(Unaudited)	(Audited)
Assets (Note 4)
Investments at fair value:
Control investments (amortized cost of $970,400 and $830,151, respectively)	$947,572	$811,634
Affiliate investments (amortized cost of $49,324 and $49,189, respectively)	37,425	42,443
Non-control/Non-affiliate investments (amortized cost of $3,622,564 and $3,376,438, respectively)	3,568,139	3,318,775

Total investments at fair value (amortized cost of $4,642,288 and $4,255,778, respectively) (Note 3)	4,553,136	4,172,852

Investments in money market funds	151,995	143,262
Cash	10,399	59,974
Receivables for:
Interest, net	21,470	22,863
Other	1,995	4,397
Prepaid expenses	382	540
Deferred financing costs	44,194	44,329

Total Assets	4,783,571	4,448,217

Liabilities
Credit facility payable (Notes 4 and 8)	69,000	124,000
Senior convertible notes (Notes 5 and 8)	847,500	847,500
Senior unsecured notes (Notes 6 and 8)	347,762	347,725
Prospect Capital InterNotes® (Notes 7 and 8)	461,977	363,777
Due to broker	87,662	43,588
Dividends payable	29,916	27,299
Due to Prospect Administration (Note 12)	55	1,366
Due to Prospect Capital Management (Note 12)	1,734	5,324
Accrued expenses	3,000	2,345
Interest payable	18,687	24,384
Other liabilities	6,523	4,415

Total Liabilities	1,873,816	1,791,723

Net Assets	$2,909,755	$2,656,494

Components of Net Assets
Common stock, par value $0.001 per share (500,000,000 common shares authorized; 271,404,289 and 247,836,965 issued and outstanding, respectively) (Note 9)	$271	$248
Paid-in capital in excess of par (Note 9)	2,999,878	2,739,864
Undistributed net investment income	72,745	77,084
Accumulated realized losses on investments	(73,987)	(77,776)
Unrealized depreciation on investments	(89,152)	(82,926)

Net Assets	$2,909,755	$2,656,494

Net Asset Value Per Share (Note 14)	$10.72	$10.72

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

For The Three Months Ended September 30, 2013 and 2012

(in thousands, except share and per share data)

(Unaudited)

	For The Three Months Ended September 30,
	2013	2012
Investment Income
Interest income:
Control investments	$32,633	$17,919
Affiliate investments	1,496	1,651
Non-control/Non-affiliate investments	78,112	45,027
CLO Fund securities	26,180	13,713

Total interest income	138,421	78,310

Dividend income:
Control investments	7,075	33,250
Non-control/Non-affiliate investments	3	2,955
Money market funds	11	3

Total dividend income	7,089	36,208

Other income: (Note 10)
Control investments	9,221	2
Affiliate investments	2	8
Non-control/Non-affiliate investments	6,301	9,108

Total other income	15,524	9,118

Total Investment Income	161,034	123,636

Operating Expenses
Investment advisory fees:
Base management fee (Note 12)	23,045	13,228
Income incentive fee (Note 12)	20,584	18,507

Total investment advisory fees	43,629	31,735

Interest and credit facility expenses	27,407	13,511
Legal fees	219	622
Valuation services	439	376
Audit, compliance and tax related fees	623	432
Allocation of overhead from Prospect Administration (Note 12)	3,986	2,184
Insurance expense	93	93
Directors' fees	75	75
Excise tax	1,000	—
Other general and administrative expenses	1,226	581

Total Operating Expenses	78,697	49,609

Net Investment Income	82,337	74,027

Net realized gain on investments (Note 3)	3,789	1,775
Net change in unrealized depreciation on investments (Note 3)	(6,226)	(28,553)

Net Increase in Net Assets Resulting from Operations	$79,900	$47,249

Net increase in net assets resulting from operations per share (Notes 11 and 15)	$0.31	$0.29

Dividends declared per share	$0.33	$0.30

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For The Three Months Ended September 30, 2013 and 2012

(in thousands, except share data)

(Unaudited)

	For The Three Months Ended September 30,
	2013	2012
Increase in Net Assets from Operations:
Net investment income	$82,337	$74,027
Net realized gain on investments	3,789	1,775
Net change in unrealized depreciation on investments	(6,226)	(28,553)

Net Increase in Net Assets Resulting from Operations	79,900	47,249

Dividends to Shareholders:
Distribution of net investment income	(86,676)	(51,380)
Distribution of return of capital	—	—

Total Dividends to Shareholders	(86,676)	(51,380)

Capital Share Transactions:
Proceeds from capital shares sold, net of underwriting costs	256,836	372,083
Less: Offering costs of public share offerings	(793)	(631)
Reinvestment of dividends	3,994	4,031

Net Increase in Net Assets Resulting from Capital Share Transactions	260,037	375,483

Total Increase in Net Assets	253,261	371,352
Net assets at beginning of period	2,656,494	1,511,974

Net Assets at End of Period	$2,909,755	$1,883,326

Capital Share Activity:
Shares sold	21,293,338	33,161,977
Shares issued to acquire controlled investments	1,918,342	—
Shares issued through reinvestment of dividends	355,644	355,871

Net increase in capital share activity	23,567,324	33,517,848
Shares outstanding at beginning of period	247,836,965	139,633,870

Shares Outstanding at End of Period	271,404,289	173,151,718

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For The Three Months Ended September 30, 2013 and 2012

(in thousands, except share data)

(Unaudited)

	For The Three Months Ended September 30,
	2013	2012
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$79,900	$47,249
Net realized gain on investments	(3,789)	(1,775)
Net change in unrealized depreciation on investments	6,226	28,553
Amortization of discounts and premiums, net	9,954	(6,708)
Amortization of deferred financing costs	2,471	1,774
Payment-in-kind interest	(4,581)	(1,873)
Structuring fees	(8,660)	(8,959)
Change in operating assets and liabilities
Payments for purchases of investments	(522,595)	(737,105)
Proceeds from sale of investments and collection of investment principal	164,167	158,123
Net increase of investments in money market funds	(8,733)	(63,789)
Decrease (increase) in interest receivable, net	1,393	(17,150)
Decrease in other receivables	2,402	10
Increase (decrease) in prepaid expenses	158	(458)
Increase in due to broker	44,074	101,213
Decrease in due to Prospect Administration	(1,311)	(348)
(Decrease) increase in due to Prospect Capital Management	(3,590)	3,822
Increase in accrued expenses	655	4,615
Decrease in interest payable	(5,697)	—
Increase in other liabilities	2,108	1,393

Net Cash Used In Operating Activities	(245,448)	(491,413)

Cash Flows from Financing Activities:
Borrowings under credit facility (Note 4)	96,000	58,000
Principal payments under credit facility (Note 4)	(151,000)	(154,000)
Issuance of Senior Convertible Notes (Note 5)	—	200,000
Issuance of Prospect Capital InterNotes® (Note 7)	98,200	67,879
Financing costs paid and deferred	(2,300)	(8,424)
Proceeds from issuance of common stock, net of underwriting costs	235,830	372,083
Offering costs from issuance of common stock	(793)	(631)
Dividends paid	(80,064)	(43,932)

Net Cash Provided By Financing Activities	195,873	490,975

Total Decrease in Cash	(49,575)	(438)
Cash balance at beginning of period	59,974	2,825

Cash Balance at End of Period	$10,399	$2,387

Cash Paid For Interest	$30,165	$6,983

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$3,994	$4,031

Amount of shares issued in conjunction with controlled investments	$21,006	$—

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(40)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3), (4)	$28,600	$28,600	$28,600	1.0%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.4%
		Convertible Preferred Stock (9,919.684 shares)		9,920	8,920	0.3%
		Common Stock (100 shares)		—	1,391	0.1%

				51,020	51,411	1.8%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(4)	19,636	19,636	19,636	0.7%
		Subordinated Unsecured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 3/30/2018)(4)	20,008	20,008	8,448	0.3%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				45,701	28,084	1.0%

APH Property Holdings, LLC(32)	Georgia / Real Estate	Senior Secured Note (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 10/24/2020)(4)	127,374	127,374	127,374	4.4%
		Common Stock (148,951 shares)		26,648	26,648	0.9%

				154,022	154,022	5.3%

AWCNC, LLC(19)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,150 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4), (25)	1,150	1,095	562	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,501	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,839	707	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,303	562	0.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(40)
CCPI Holdings Inc.(33)	Ohio / Manufacturing	Senior Secured Note (10.00%, due 12/31/2017)(3)	$17,550	$17,550	$17,550	0.6%
		Senior Secured Note (12.00% plus 7.00% PIK, due 6/30/2018)	7,933	7,933	7,933	0.3%
		Common Stock (100 shares)		8,581	8,012	0.3%
		Net Revenue Interest (4% of Net Revenue)		—	428	0.0%

				34,064	33,923	1.2%

CP Holdings of Delaware LLC(38)	Oklahoma / Oil & Gas Production	Senior Secured Note (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 8/2/2018)(4)	58,773	58,773	58,773	2.0%
		Senior Secured Note (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor), due 8/2/2018)(4)	22,500	22,500	22,500	0.8%
		Common Stock (100 shares)		12,741	10,750	0.4%

				94,014	92,023	3.2%

Credit Central Holdings of Delaware, LLC(22), (34)	Ohio / Consumer Finance	Senior Secured Revolving Credit Facility—$60,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 12/31/2022)(4), (25)	38,082	38,082	38,082	1.3%
		Common Stock (100 shares)		9,581	12,237	0.4%
		Net Revenue Interest (5% of Net Revenue)		—	3,040	0.1%

				47,663	53,359	1.8%

Energy Solutions Holdings, Inc.(8)	Texas / Energy	Junior Secured Note (18.00%, due 12/12/2016)	4,250	4,250	4,250	0.2%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, past due)(4)	14,048	12,504	9,750	0.3%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	0.0%
		Common Stock (100 shares)		8,318	6,090	0.2%

				30,021	23,590	0.8%

First Tower Holdings of Delaware, LLC (22), (29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(4), (25)	264,760	264,760	264,760	9.1%
		Common Stock (83,729,323 shares)		43,193	34,937	1.2%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	13,976	0.5%

				307,953	313,673	10.8%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(40)
The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, past due)	$1,688	$1,686	$—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	0.0%
		Common Stock (1,000 shares)		975	—	0.0%

				3,831	—	0.0%

Manx Energy, Inc.(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, past due)	500	500	413	0.0%
		Preferred Stock (6,635 shares)		—	—	0.0%
		Common Stock (17,082 shares)		—	—	0.0%

				500	413	0.0%

MITY Holdings of Delaware Inc.(17)	Utah / Durable Consumer Products	Senior Secured Note (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 9/19/2019)(4)	22,792	22,792	22,792	0.8%
		Senior Secured Note (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)(4)	18,250	18,250	18,250	0.6%
		Common Stock (100 shares)		6,943	6,943	0.2%

				47,985	47,985	1.6%

Nationwide Acceptance Holdings, LLC (22), (36)	Illinois / Consumer Finance	Senior Secured Revolving Credit Facility—$30,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 1/31/2023)(4), (25)	21,308	21,308	21,308	0.7%
		Membership Units (100 shares)		3,843	3,843	0.1%
		Net Revenue Interest (5% of Net Revenue)		—	1,869	0.1%

				25,151	27,020	0.9%

NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	16,000	16,000	10,727	0.4%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	—	0.0%
		Series A Preferred Stock (4,400 shares)		4,400	—	0.0%

				23,200	10,727	0.4%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(3), (4)	32,750	32,750	32,750	1.1%
		Warrants (200,000 warrants, expiring 6/30/2017)		1,682	6,754	0.2%
		Common Stock (545,107 shares)		5,087	18,409	0.7%

				39,519	57,913	2.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(40)
Valley Electric Holdings I, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note (9.00% (LIBOR + 6.00%, with 3.00% LIBOR floor) plus 9.00% PIK, due 12/31/2018)(4)	$34,846	$34,846	$33,533	1.2%
		Senior Secured Note (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3), (4)	10,040	10,040	10,040	0.3%
		Common Stock (50,000 shares)		9,526	3,139	0.1%
		Net Revenue Interest (5% of Net Revenue)		—	899	0.0%

				54,412	47,611	1.6%

Wolf Energy Holdings, Inc.(12), (37)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)	22,000	—	4,210	0.2%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, past due)	2,698	2,000	474	0.0%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status, past due)	52	50	52	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	8,098	5,991	—	0.0%
		Common Stock (100 shares)		—	—	0.0%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	520	0.0%

				8,041	5,256	0.2%

Total Control Investments				970,400	947,572	32.6%

Affiliate Investments (5.00% to 24.99% voting control)(41)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(3), (4)	29,400	29,400	29,400	1.0%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	1,805	0.1%
		Preferred Stock Series B (1,753.64 shares)(13)		579	384	0.0%

				32,279	31,589	1.1%

Boxercraft Incorporated(20)	Georgia / Textiles & Leather	Senior Secured Term Loan A (10.00% plus 1.00% PIK, due 9/15/2015)	1,717	1,717	1,717	0.1%
		Senior Secured Term Loan B (10.00% plus 1.00% PIK, due 9/15/2015)	4,905	4,905	3,801	0.1%
		Senior Secured Term Loan C (10.00% plus 1.00% PIK, due 9/15/2015)	2,377	2,377	—	0.0%
		Senior Secured Term Loan (10.00% plus 1.00% PIK, due 9/15/2015)	8,346	8,046	—	0.0%
		Preferred Stock (1,000,000 shares)		—	—	0.0%
		Common Stock (10,000 shares)		—	—	0.0%
		Warrants (1 warrant, expiring 8/31/2022)		—	—	0.0%

				17,045	5,518	0.2%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)(41)
Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		$—	$318	0.0%

				—	318	0.0%

Total Affiliate Investments				49,324	37,425	1.3%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		—	—	0.0%

				—	—	0.0%

Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)	$7,000	6,904	7,000	0.2%

				6,904	7,000	0.2%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	570	0.0%

				396	570	0.0%

ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)	12,000	11,772	12,000	0.4%

				11,772	12,000	0.4%

Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	0.0%

				56	—	0.0%

American Broadband Holding Company and Cameron Holdings of NC, Inc.	North Carolina / Telecommunication Services	Senior Secured Term Loan B (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(4)	75,000	75,000	75,000	2.6%

				75,000	75,000	2.6%

American Gilsonite Company	Utah / Specialty Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)	38,500	38,500	38,500	1.3%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	3,169	0.1%

				38,500	41,669	1.4%

Apidos CLO VIII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	19,888	20,367	0.7%

				19,888	20,367	0.7%

Apidos CLO IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	19,194	20,073	0.7%

				19,194	20,073	0.7%

Apidos CLO XI, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,340	36,157	38,528	1.3%

				36,157	38,528	1.3%

Apidos CLO XII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	44,063	43,710	41,339	1.4%

				43,710	41,339	1.4%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Apidos CLO XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$36,515	$36,515	$36,402	1.3%

				36,515	36,402	1.3%

Arctic Glacier U.S.A, Inc.(3), (4)	Minnesota / Food Products	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 11/10/2019)	150,000	150,000	150,000	5.2%

				150,000	150,000	5.2%

Armor Holding II LLC(16)	New York / Diversified Financial Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3), (4)	7,000	6,864	6,864	0.2%

				6,864	6,864	0.2%

Atlantis Healthcare Group (Puerto Rico), Inc.(4)	Puerto Rico / Healthcare	Revolving Line of Credit—$7,000 Commitment (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2014)(25), (26)	2,000	2,000	2,000	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)	39,253	39,253	37,307	1.3%

				41,253	39,307	1.4%

Babson CLO Ltd 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	35,301	35,724	1.2%

				35,301	35,724	1.2%

Babson CLO Ltd 2012-IA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	29,075	25,083	28,208	1.0%

				25,083	28,208	1.0%

Babson CLO Ltd 2012-IIA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	28,403	28,571	1.0%

				28,403	28,571	1.0%

Blue Coat Systems, Inc.(16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(4)	11,000	10,893	10,893	0.4%

				10,893	10,893	0.4%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.75% (LIBOR + 9.00% with 1.75% LIBOR floor), due 6/27/2018)(3), (4)	$99,000	$99,000	$99,000	3.4%

				99,000	99,000	3.4%

Brookside Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,000	24,235	25,162	0.9%

				24,235	25,162	0.9%

Byrider Systems Acquisition Corp.(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	10,972	10,972	10,855	0.4%

				10,972	10,855	0.4%

Caleel + Hayden, LLC(14), (31)	Colorado / Personal & Nondurable	Membership Units (13,220 shares)		—	147	0.0%
	Consumer Products	Escrow Receivable		—	89	0.0%

				—	236	0.0%

Capstone Logistics, LLC(4)	Georgia / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)	96,683	96,683	96,683	3.4%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)(3)	100,000	100,000	100,000	3.4%

				196,683	196,683	6.8%

Cargo Airport Services USA, LLC	New York / Transportation	Common Equity (1.6 units)		1,639	1,833	0.1%

				1,639	1,833	0.1%

Cent 17 CLO Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	24,870	23,837	25,818	0.9%

				23,837	25,818	0.9%

CIFC Funding 2011-I, Ltd.(4), (22)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.27% (LIBOR + 5.00%), due 1/19/2023)	19,000	15,096	16,144	0.5%
		Unsecured Class E Notes (7.27% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,680	13,176	0.5%

				27,776	29,320	1.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
CIFC Funding 2013-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$44,100	$41,528	$42,852	1.5%

				41,528	42,852	1.5%

Cinedigm DC Holdings, LLC(4)	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	69,315	69,315	69,315	2.4%

				69,315	69,315	2.4%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	131	0.0%

				—	131	0.0%

Correctional Healthcare Holding Company, Inc.	Colorado / Healthcare	Second Lien Term Loan (11.25%, due 1/11/2020)(3)	27,100	27,100	27,100	0.9%

				27,100	27,100	0.9%

Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3), (4)	44,122	44,122	44,122	1.5%

				44,122	44,122	1.5%

CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3), (4)	70,731	70,731	70,731	2.4%

				70,731	70,731	2.4%

Deltek, Inc.	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(4)	12,000	11,837	12,000	0.4%

				11,837	12,000	0.4%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Edmentum, Inc. (f/k/a Archipelago Learning, Inc.)(4)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(3)	50,000	48,271	50,000	1.7%

				48,271	50,000	1.7%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
EIG Investors Corp.	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 5/09/2020)(4), (16)	$22,000	$21,798	$22,000	0.8%

				21,798	22,000	0.8%

Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,353	14,180	0.5%

				15,353	14,180	0.5%

Evanta Ventures, Inc.(11)	Oregon / Commercial Services	Subordinated Unsecured (12.00% plus 1.00% PIK, due 9/28/2018)	10,506	10,506	10,717	0.4%

				10,506	10,717	0.4%

EXL Acquisition Corp.	South Carolina / Biotechnology	Escrow Receivable	—	—	14	0.0%

				—	14	0.0%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	135	0.0%

				—	135	0.0%

Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	227	0.0%

				—	227	0.0%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	18,000	17,742	18,000	0.6%

				17,742	18,000	0.6%

FPG, LLC	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(4)	21,125	21,125	20,822	0.7%
		Common Stock (5,638 shares)		27	13	0.0%

				21,152	20,835	0.7%

Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	20,506	23,346	0.8%

				20,506	23,346	0.8%

Galaxy XV CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,025	32,307	31,750	1.1%

				32,307	31,750	1.1%

Galaxy XVI CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,575	20,945	20,484	0.7%

				20,945	20,484	0.7%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Grocery Outlet, Inc.	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)(4)	$14,457	$14,137	$14,457	0.5%

				14,137	14,457	0.5%

GTP Operations, LLC (f/k/a CI (Transplace) Holdings, LLC)(4)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 6/11/2019)(3), (10)	114,425	114,425	114,425	3.9%

				114,425	114,425	3.9%

Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 10/12/2017)(4)	41,213	41,213	12,998	0.4%

				41,213	12,998	0.4%

Halcyon Loan Advisors Funding 2012-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	23,188	21,685	23,596	0.8%

				21,685	23,596	0.8%

Halcyon Loan Advisors Funding 2013-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	40,400	42,890	39,564	1.4%

				42,890	39,564	1.4%

Hoffmaster Group, Inc.(4)	Wisconsin / Personal & Nondurable	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	20,000	19,837	19,122	0.7%
	Consumer Products	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	991	932	0.0%

				20,828	20,054	0.7%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,297	37,497	1.3%

				43,297	37,497	1.3%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,310	12,500	0.4%

				12,310	12,500	0.4%

ING IM CLO 2012-II, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,070	33,518	38,477	1.3%

				33,518	38,477	1.3%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ING IM CLO 2012-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$46,632	$42,614	$47,322	1.6%

				42,614	47,322	1.6%

ING IM CLO 2012-IV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	40,613	37,855	41,867	1.4%

				37,855	41,867	1.4%

Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)(3), (4)	22,506	22,506	22,506	0.8%

				22,506	22,506	0.8%

Interdent, Inc.(4)	California / Healthcare	Senior Secured Term Loan A (8.00% (LIBOR + 6.50% with 1.50% LIBOR floor), due 8/3/2017)	53,131	53,131	53,131	1.8%
		Senior Secured Term Loan B (13.00% (LIBOR + 10.00% with 3.00% LIBOR floor), due 8/3/2017)(3)	55,000	55,000	55,000	1.9%

				108,131	108,131	3.7%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)(3), (4)	35,000	35,000	35,000	1.2%

				35,000	35,000	1.2%

LaserShip, Inc.(4)	Virginia / Transportation	Revolving Line of Credit—$5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2017)(3)	36,797	36,797	36,797	1.3%

				36,797	36,797	1.3%

LCM XIV CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,500	26,161	25,732	0.9%

				26,161	25,732	0.9%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4), (25), (26)	$—	$—	$—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	2,665	2,665	2,665	0.1%
		Membership Interest (125 units)		216	256	0.0%

				2,881	2,921	0.1%

Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	31,110	26,061	27,703	1.0%

				26,061	27,703	1.0%

Material Handling Services, LLC(4)	Ohio / Business Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 7/5/2017)(3)	27,300	27,300	27,322	0.9%
		Senior Secured Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/21/2017)	37,578	37,578	37,174	1.3%

				64,878	64,496	2.2%

Matrixx Initiatives, Inc.(4)	New Jersey / Pharmaceuticals	Revolving Line of Credit—$10,000 Commitment (10.00% (LIBOR + 8.50% with 1.50% LIBOR floor), due 2/9/2014)(25)	4,000	4,000	4,000	0.1%
		Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)	35,000	35,000	35,000	1.2%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)	35,000	35,000	35,000	1.2%

				74,000	74,000	2.5%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	677	0.0%
		Common Units (1,250,000 units)		—	—	0.0%

				1,252	677	0.0%

Mountain View CLO 2013-I Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	43,650	44,523	43,056	1.5%

				44,523	43,056	1.5%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
National Bankruptcy Services, LLC(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/17/2017)	$18,755	$18,755	$11,004	0.4%

				18,755	11,004	0.4%

Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(3)	45,562	45,562	45,562	1.6%

				45,562	45,562	1.6%

NCP Finance Limited Partnership(22), (23)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(4), (16)	12,000	11,760	12,000	0.4%

				11,760	12,000	0.4%

New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 3.00% PIK, due 2/3/2018) (3), (4)	45,467	45,467	43,832	1.5%

				45,467	43,832	1.5%

New Star Metals, Inc.	Indiana / Metal Services & Minerals	Senior Subordinated Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 1.00% PIK, due 2/2/2018)(4)	50,405	50,405	50,405	1.7%

				50,405	50,405	1.7%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	14,325	14,078	14,325	0.5%

				14,078	14,325	0.5%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	1,040	0.0%

				—	1,040	0.0%

Pegasus Business Intelligence, LP(4)	Texas / Diversified Financial Services	Revolving Line of Credit—$2,500 Commitment (9.00% (LIBOR + 7.75% with 1.25% LIBOR floor), due 4/18/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.5%
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.5%

				31,876	31,876	1.0%

Octagon Investment Partners XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	26,901	25,578	26,032	0.9%

				25,578	26,032	0.9%

Pelican Products, Inc.(16)	California / Durable Consumer Products	Subordinated Secured (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 6/14/2019)(3), (4)	15,000	14,736	15,000	0.5%

				14,736	15,000	0.5%

The Petroleum Place, Inc.	Colorado / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 5/20/2019)(4)	22,000	21,698	22,000	0.8%

				21,698	22,000	0.8%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Photonis Technologies SAS(22)	France / Aerospace & Defense	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(4), (16)	$12,500	$12,126	$12,323	0.4%

				12,126	12,323	0.4%

Pinnacle (US) Acquisition Co Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)	10,000	9,819	10,000	0.3%

				9,819	10,000	0.3%

Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,892	10,000	0.3%

				9,892	10,000	0.3%

Progrexion Holdings, Inc.(4), (28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)	240,277	240,277	240,277	8.3%

				240,277	240,277	8.3%

Rocket Software, Inc.(3), (4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	20,000	19,729	19,738	0.7%

				19,729	19,738	0.7%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Second Lien Term Loan (9.75% (LIBOR + 8.50% with 1.25% LIBOR floor), due 1/31/2019)(4), (16)	20,000	19,605	19,605	0.7%

				19,605	19,605	0.7%

Ryan, LLC(4)	Texas / Business Services	Subordinated Unsecured (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)	70,000	70,000	70,000	2.4%

				70,000	70,000	2.4%

Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 1.50% PIK, due 5/8/2018)(3), (4)	25,150	25,150	25,150	0.9%

				25,150	25,150	0.9%

SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 7/12/2019)(4), (16)	6,000	5,916	6,000	0.2%

				5,916	6,000	0.2%

Skillsoft Public Limited Company(22)	Ireland / Software & Computer Services	Senior Unsecured (11.125%, due 6/1/2018)	15,000	14,930	15,000	0.5%

				14,930	15,000	0.5%

Snacks Holding Corporation	Minnesota / Food Products	Series A Preferred Stock (4,021.45 shares)		56	56	0.0%
		Series B Preferred Stock (1,866.10 shares)		56	56	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	484	0.0%

				591	596	0.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Spartan Energy Services, Inc.(3)	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)(4)	$31,625	$31,625	$31,625	1.1%

				31,625	31,625	1.1%

Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured (12.00%, due 11/15/2017)(22)	15,000	15,000	15,000	0.5%

				15,000	15,000	0.5%

Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	395	0.0%

				—	395	0.0%

Stauber Performance Ingredients, Inc.(3), (4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)	13,772	13,772	13,772	0.5%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,172	10,172	10,172	0.3%

				23,944	23,944	0.8%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (12.25% (LIBOR + 10.75% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4), (25)	35,072	32,710	—	0.0%
		Overriding Royalty Interests(18)		—	—	0.0%

				32,710	—	0.0%

Symphony CLO IX Ltd.(22)	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest))	45,500	40,525	45,705	1.6%

				40,525	45,705	1.6%

System One Holdings, LLC(3), (4)	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)	48,000	48,000	48,000	1.6%

				48,000	48,000	1.6%

TB Corp.(3)	Texas / Consumer Service	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/18/2018)	23,451	23,451	23,451	0.8%

				23,451	23,451	0.8%

Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor) plus 1.0% PIK, due 5/24/2016)(3), (4)	22,604	22,316	22,604	0.8%

				22,316	22,604	0.8%

TGG Medical Transitory, Inc.	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4), (16)	8,000	7,782	8,000	0.3%

				7,782	8,000	0.3%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Totes Isotoner Corporation	Ohio / Personal & Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor), due 1/8/2018)(3), (4)	$53,000	$52,828	$52,828	1.8%

				52,828	52,828	1.8%

Traeger Pellet Grills LLC(4)	Oregon / Durable Consumer Products	Revolving Line of Credit—$10,000 Commitment (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 6/18/2014)(25)	6,143	6,143	6,143	0.3%
		Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)	29,775	29,775	29,775	1.0%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)(3)	29,925	29,925	29,925	1.0%

				65,843	65,843	2.3%

TransFirst Holdings, Inc.(4)	New York / Software & Computer Services	Second Lien Term Loan (11.00%, (LIBOR + 9.75% with 1.25% LIBOR floor), due 6/27/2018)	5,000	4,865	5,000	0.2%

				4,865	5,000	0.2%

United Bank Card, Inc. (d/b/a Harbortouch)	Pennsylvania / Business Services	Senior Secured Term Loan (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 9/5/2018)(4)	50,132	50,132	50,132	1.7%

				50,132	50,132	1.7%

United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(3), (4)	160,000	160,000	160,000	5.5%

				160,000	160,000	5.5%

Water Pik, Inc.(16)	Colorado / Personal & Nondurable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(4)	11,000	10,574	10,574	0.4%

				10,574	10,574	0.4%

Wind River Resources Corporation(39)	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,750	—	0.0%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	—	0.0%

Total Non-control/Non-affiliate Investments (Level 3 Investments)				3,622,501	3,568,003	122.6%

Total Level 3 Portfolio Investments				4,642,225	4,553,000	156.5%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			September 30, 2013 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		$63	$136	0.0%

				63	136	0.0%

Total Non-control/Non-affiliate Investments (Level 1 Investments)				63	136	0.0%

Total Portfolio Investments				4,642,288	4,553,136	156.5%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				138,573	138,573	4.8%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				13,422	13,422	0.4%
Victory Government Money Market Funds				—	—	0.0%

Total Money Market Funds				151,995	151,995	5.2%

Total Investments				$4,794,283	$4,705,131	161.7%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(42)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3),(4)	$28,750	$28,750	$28,750	1.1%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.5%
		Convertible Preferred Stock (9,919.684 shares)		9,920	9,920	0.4%
		Common Stock (100 shares)		—	3,478	0.1%

				51,170	54,648	2.1%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(3), (4)	19,737	19,737	19,737	0.7%
		Subordinated Unsecured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 3/30/2018)(4)	19,700	19,700	19,700	0.7%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				45,494	39,437	1.4%

APH Property Holdings, LLC(32)	Georgia / Real Estate	Senior Secured Note (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 10/24/2020)(4)	125,892	125,892	125,892	4.8%
		Common Stock (148,951 shares)		26,648	26,648	1.0. %

				152,540	152,540	5.8%

AWCNC, LLC(19)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(42)
Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,150 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4), (25)	$1,150	$1,095	$586	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,611	1,501	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,738	706	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,302	586	0.0%

CCPI Holdings, Inc.(33)	Ohio / Manufacturing	Senior Secured Note (10.00%, due 12/31/2017)(3)	17,663	17,663	17,663	0.7%
		Senior Secured Note (12.00% plus 7.00% PIK, due 6/30/2018)	7,659	7,659	7,659	0.3%
		Common Stock (100 shares)		8,581	7,977	0.3%
		Net Revenue Interest (4% of Net Revenue)		—	604	0.0%

				33,903	33,903	1.3%

Credit Central Holdings of Delaware, LLC (22), (34)	Ohio / Consumer Finance	Senior Secured Revolving Credit Facility—$60,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 12/31/2022)(4), (25)	38,082	38,082	38,082	1.4%
		Common Stock (100 shares)		9,581	8,361	0.3%
		Net Revenue Interest (5% of Net Revenue)		—	4,019	0.2%

				47,663	50,462	1.9%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(42)
Energy Solutions Holdings, Inc.(8)	Texas / Gas Gathering and Processing	Junior Secured Note (18.00%, due 12/12/2016)	$8,500	$8,500	$8,500	0.3%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, past due)(4)	13,906	12,503	8,449	0.3%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	0.0%
		Escrow Receivable		—	—	0.0%
		Common Stock (100 shares)		8,318	6,247	0.2%

				34,270	26,696	0.9%

First Tower Holdings of Delaware, LLC (22), (29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(4), (25)	264,760	264,760	264,760	10.0%
		Common Stock (83,729,323 shares)		43,193	20,447	0.8%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	12,877	0.5%

				307,953	298,084	11.3%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, past due)	500	500	346	0.0%
		Preferred Stock (6,635 shares)		—	—	0.0%
		Common Stock (17,082 shares)		—	—	0.0%

				500	346	0.0%

Nationwide Acceptance Holdings, LLC (22), (36)	Chicago / Consumer Finance	Senior Secured Revolving Credit Facility—$30,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 1/31/2023)(4), (25)	21,308	21,308	21,308	0.8%
		Membership Units (100 shares)		3,843	2,142	0.1%
		Net Revenue Interest (5% of Net Revenue)		—	1,701	0.1%

				25,151	25,151	1.0%

NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	16,000	16,000	13,149	0.5%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	—	0.0%
		Series A Preferred Stock (4,400 shares)		4,400	—	0.0%

				23,200	13,149	0.5%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)(42)
R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(4)	$32,750	$32,750	$32,750	1.2%
		Warrants (200,000 warrants, expiring 6/30/2017)		1,682	6,796	0.3%
		Common Stock (545,107 shares)		5,087	18,522	0.7%

				39,519	58,068	2.2%

The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, past due)	1,688	1,686	—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	0.0%
		Common Stock (1,000 shares)		975	—	0.0%

				3,831	—	0.0%

Valley Electric Holdings I, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note (9.00% (LIBOR + 6.00%, with 3.00% LIBOR floor) plus 9.00% PIK, due 12/31/2018)(4)	34,063	34,063	34,063	1.3%
		Senior Secured Note (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3), (4)	10,026	10,026	10,026	0.4%
		Common Stock (50,000 shares)		9,526	8,288	0.3%
		Net Revenue Interest (5% of Net Revenue)		—	1,238	0.1%

				53,615	53,615	2.1%

Wolf Energy Holdings, Inc.(12), (37)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)	22,000	—	3,832	0.1%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, past due)	2,642	2,000	546	0.0%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status, past due)	51	50	51	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	7,930	5,990	—	0.0%
		Common Stock (100 shares)		—	—	0.0%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	520	0.0%

				8,040	4,949	0.1%

Total Control Investments				830,151	811,634	30.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Affiliate Investments (5.00% to 24.99% voting control)(43)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(3), (4)	$29,550	$29,550	$29,550	1.1%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	2,832	0.1%
		Preferred Stock Series B (1,753.64 shares)(13)		579	533	0.0%

				32,429	32,915	1.2%

Boxercraft Incorporated(20)	Georgia / Textiles & Leather	Senior Secured Term Loan A (10.00% plus 1.00% PIK, due 9/15/2015)	1,712	1,702	1,712	0.1%
		Senior Secured Term Loan B (10.00% plus 1.00% PIK, due 9/15/2015)	4,892	4,809	4,892	0.2%
		Senior Secured Term Loan C (10.00% plus 1.00% PIK, due 9/15/2015)	2,371	2,371	2,371	0.1%
		Senior Secured Term Loan (10.00% plus 1.00% PIK, due 9/15/2015)	8,325	7,878	410	0.0%
		Preferred Stock (1,000,000 shares)		—	—	0.0%
		Common Stock (10,000 shares)		—	—	0.0%
		Warrants (1 warrant, expiring 8/31/2022)		—	—	0.0%

				16,760	9,385	0.4%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	143	0.0%

				—	143	0.0%

Total Affiliate Investments				49,189	42,443	1.6%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		141	335	0.0%

				141	335	0.0%
Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)	7,000	6,900	7,000	0.3%

				6,900	7,000	0.3%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	565	0.0%

				396	565	0.0%

ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)	12,000	11,764	12,000	0.4%

				11,764	12,000	0.4%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		$56	$—	0.0%

				56	—	0.0%

American Gilsonite Company	Utah / Specialty Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)	$38,500	38,500	38,500	1.4%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	4,058	0.2%

				38,500	42,558	1.6%
Apidos CLO VIII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	19,931	19,718	0.7%

				19,931	19,718	0.7%

Apidos CLO IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	19,609	19,294	0.7%

				19,609	19,294	0.7%

Apidos CLO XI, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,340	39,239	37,972	1.4%

				39,239	37,972	1.4%

Apidos CLO XII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	44,063	43,480	40,294	1.5%

				43,480	40,294	1.5%

Arctic Glacier U.S.A, Inc.(4)	Canada / Food Products	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 11/10/2019)	150,000	150,000	150,000	5.6%

				150,000	150,000	5.6%

Armor Holding II LLC(4), (16)	New York / Diversified Financial Services	Second Lien Term Loan (9.25% (LIBOR + 8.00% with 1.25% LIBOR floor), due 12/26/2020)	7,000	6,860	7,000	0.3%

				6,860	7,000	0.3%

Atlantis Healthcare Group (Puerto Rico), Inc.(4)	Puerto Rico / Healthcare	Revolving Line of Credit—$7,000 Commitment (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2014)(25), (26)	2,000	2,000	2,000	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)	39,352	39,352	39,352	1.5%

				41,352	41,352	1.6%

Babson CLO Ltd 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	34,499	34,450	1.3%

				34,499	34,450	1.3%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Babson CLO Ltd 2012-IA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$29,075	$25,917	$27,269	1.0%

				25,917	27,269	1.0%

Babson CLO Ltd 2012-IIA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	28,863	27,510	1.0%

				28,863	27,510	1.0%

Blue Coat Systems, Inc. (16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(4)	11,000	10,890	11,000	0.4%

				10,890	11,000	0.4%

Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.75% (LIBOR + 9.00% with 1.75% LIBOR floor), due 6/27/2018)(3), (4)	99,500	99,500	99,323	3.7%

				99,500	99,323	3.7%

Brookside Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,000	23,896	23,743	0.9%

				23,896	23,743	0.9%

Byrider Systems Acquisition Corp.(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	10,914	10,914	10,417	0.4%

				10,914	10,417	0.4%

Caleel + Hayden, LLC(14), (31)	Colorado / Personal & Nondurable Consumer Products	Membership Units (13,220 shares)		—	104	0.0%
		Escrow Receivable		—	137	0.0%

				—	241	0.0%

Capstone Logistics, LLC(4)	Georgia / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)	97,291	97,291	97,291	3.7%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)(3)	100,000	100,000	100,000	3.8%

				197,291	197,291	7.5%
Cargo Airport Services USA, LLC	New York / Transportation	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/31/2016)(3), (4)	43,977	43,977	44,417	1.7%
		Common Equity (1.6 units)		1,639	1,860	0.1%

				45,616	46,277	1.8%

Cent 17 CLO Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	24,870	24,615	25,454	1.0%

				24,615	25,454	1.0%

CI Holdings(4)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 6/11/2019)	114,713	114,713	114,713	4.3%

				114,713	114,713	4.3%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
CIFC Funding 2011-I, Ltd.(4), (22)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.32% (LIBOR + 5.00%), due 1/19/2023)	$19,000	$15,029	$15,844	0.6%
		Unsecured Class E Notes (7.32% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,638	12,745	0.5%

				27,667	28,589	1.1%

Cinedigm DC Holdings, LLC(4)	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	70,595	70,595	70,595	2.7%

				70,595	70,595	2.7%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	130	0.0%

				—	130	0.0%

Correctional Healthcare Holding Company, Inc.	Colorado / Healthcare	Second Lien Term Loan (11.25%, due 1/11/2020)(3)	27,100	27,100	27,100	1.0%

				27,100	27,100	1.0%

Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3), (4)	39,303	39,303	39,303	1.5%

				39,303	39,303	1.5%

CP Well Testing, LLC	Oklahoma / Oil & Gas Products	Senior Secured Term Loan (13.50% (LIBOR + 11.00% with 2.50% LIBOR floor), due 10/03/2017)(4)	19,125	19,125	19,125	0.7%

				19,125	19,125	0.7%

CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3), (4)	71,106	71,106	71,106	2.7%

				71,106	71,106	2.7%

Deltek, Inc.	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(4)	12,000	11,833	12,000	0.5%

				11,833	12,000	0.5%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Edmentum, Inc (f/k/a Archipelago Learning, Inc.)(4)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)	50,000	48,218	50,000	1.9%

				48,218	50,000	1.9%

EIG Investors Corp.	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 5/09/2020)(4), (16)	22,000	21,792	22,000	0.8%

				21,792	22,000	0.8%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	$15,700	$15,332	$14,650	0.6%

				15,332	14,650	0.6%

EXL Acquisition Corp.	South Carolina / Biotechnology	Escrow Receivable	—	—	14	0.0%

				—	14	0.0%

Evanta Ventures, Inc.(11)	Oregon / Commercial Services	Subordinated Unsecured (12.00% plus 1.00% PIK, due 9/28/2018)	10,479	10,479	10,479	0.4%

				10,479	10,479	0.4%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	149	0.0%

				—	149	0.0%

Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	225	0.0%

				—	225	0.0%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	18,000	17,731	18,000	0.7%

				17,731	18,000	0.7%

FPG, LLC	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(4)	21,401	21,401	21,401	0.8%
		Common Stock (5,638 shares)		27	19	0.0%

				21,428	21,420	0.8%

Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	20,792	21,657	0.8%

				20,792	21,657	0.8%

Galaxy XV CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,025	32,119	30,227	1.1%

				32,119	30,227	1.1%

Grocery Outlet, Inc.	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)(4)	14,457	14,127	14,457	0.5%

				14,127	14,457	0.5%

Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 10/12/2017)(3), (4)	41,213	41,213	31,972	1.2%

				41,213	31,972	1.2%

Halcyon Loan Advisors Funding 2012-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	23,188	22,279	22,724	0.9%

				22,279	22,724	0.9%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Halcyon Loan Advisors Funding 2013-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$40,400	$41,085	$38,291	1.4%

				41,085	38,291	1.4%

Hoffmaster Group, Inc.(4)	Wisconsin / Personal & Nondurable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	20,000	19,831	19,598	0.7%
		Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	991	955	0.0%

				20,822	20,553	0.7%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,310	33,929	1.3%

				43,310	33,929	1.3%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,300	12,500	0.5%

				12,300	12,500	0.5%

ING IM CLO 2012-II, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,070	34,904	36,848	1.4%

				34,904	36,848	1.4%

ING IM CLO 2012-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	46,632	44,454	46,361	1.7%

				44,454	46,361	1.7%

ING IM CLO 2012-IV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	40,613	39,255	41,153	1.5%

				39,255	41,153	1.5%

Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)(3), (4)	22,430	22,430	22,430	0.8%

				22,430	22,430	0.8%

Interdent, Inc.(4)	California / Healthcare	Senior Secured Term Loan A (8.00% (LIBOR + 6.50% with 1.50% LIBOR floor), due 8/3/2017)	53,475	53,475	53,475	2.0%
		Senior Secured Term Loan B (13.00% (LIBOR + 10.00% with 3.00% LIBOR floor), due 8/3/2017)(3)	55,000	55,000	55,000	2.1%

				108,475	108,475	4.1%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 6/23/2018)(3), (4)	16,119	16,119	16,119	0.6%

				16,119	16,119	0.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
LaserShip, Inc.(4)	Virginia / Transportation	Revolving Line of Credit—$5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(25)	$—	$—	$—	0.0%
		Senior Secured Term Loan (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2017)(3)	37,031	37,031	37,031	1.4%

				37,031	37,031	1.4%

LCM XIV CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,500	25,838	25,838	1.0%

				25,838	25,838	1.0%

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4), (25), (26)	—	—	—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	2,865	2,865	2,865	0.1%
		Membership Interest (125 units)		216	245	0.0%

				3,081	3,110	0.1%

Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	31,110	26,401	26,596	1.0%

				26,401	26,596	1.0%

Material Handling Services, LLC(4)	Ohio / Business Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 7/5/2017)(3)	27,580	27,580	27,199	1.0%
		Senior Secured Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/21/2017)	37,959	37,959	37,035	1.4%

				65,539	64,234	2.4%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	780	0.0%
		Common Units (1,250,000 units)		—	—	0.0%

				1,252	780	0.0%

Mountain View CLO 2013-I Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	43,650	44,235	43,192	1.6%

				44,235	43,192	1.6%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	13,427	13,427	13,427	0.5%

				13,427	13,427	0.5%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
National Bankruptcy Services, LLC(3), (4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/17/2017)	$18,683	$18,683	$16,883	0.6%

				18,683	16,883	0.6%

Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(3)	46,170	46,170	46,170	1.7%

				46,170	46,170	1.7%

New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 3.00% PIK, due 2/3/2018)(3), (4)	45,120	45,120	44,166	1.7%

				45,120	44,166	1.7%

New Star Metals, Inc.	Indiana / Metal Services & Minerals	Senior Subordinated Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 1.00% PIK, due 2/2/2018)(4)	50,274	50,274	50,274	1.9%

				50,274	50,274	1.9%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	15,509	15,252	14,992	0.6%

				15,252	14,992	0.6%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	3,618	0.1%

				—	3,618	0.1%

Pegasus Business Intelligence, LP(4)	Texas / Diversified Financial Services	Revolving Line of Credit—$2,500 Commitment (9.00% (LIBOR + 7.75% with 1.25% LIBOR floor), due 4/18/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.6%
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.6%

				31,876	31,876	1.2%

Octagon Investment Partners XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	26,901	26,919	25,515	1.0%

				26,919	25,515	1.0%

Pelican Products, Inc.(16)	California / Durable Consumer Products	Subordinated Secured (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 6/14/2019)(3), (4)	15,000	14,729	15,000	0.6%

				14,729	15,000	0.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Pinnacle (US) Acquisition Co Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)	$10,000	$9,815	$10,000	0.4%

				9,815	10,000	0.4%

Pre-Paid Legal Services, Inc.(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.50% (PRIME + 8.25%), due 12/31/2016)(3), (4)	5,000	5,000	5,000	0.2%

				5,000	5,000	0.2%

Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,888	10,000	0.4%

				9,888	10,000	0.4%

Progrexion Holdings, Inc.(4), (28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)	241,033	241,033	241,033	9.1%

				241,033	241,033	9.1%

Rocket Software, Inc.(3), (4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	20,000	19,719	20,000	0.8%

				19,719	20,000	0.8%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK, due 11/29/2016)	28,364	28,364	28,648	1.1%

				28,364	28,648	1.1%

Ryan, LLC(4)	Texas / Business Services	Subordinated Secured (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)	70,000	70,000	70,000	2.6%

				70,000	70,000	2.6%

Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 1.50% PIK, due 5/8/2018)(4)	24,900	24,900	24,900	0.9%

				24,900	24,900	0.9%

Seaton Corp.(3), (4)	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)	3,305	3,249	3,305	0.1%
		Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2015)	10,005	10,005	10,005	0.4%

				13,254	13,310	0.5%

SESAC Holdco II LLC(16)	Tennessee / Media	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 7/12/2019)(4)	6,000	5,914	6,000	0.2%

				5,914	6,000	0.2%

Skillsoft Public Limited Company (22)	Ireland / Software & Computer Services	Senior Unsecured (11.125%, due 6/1/2018)	15,000	14,927	15,000	0.6%

				14,927	15,000	0.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Snacks Holding Corporation	Minnesota / Food Products	Series A Preferred Stock (4,021.45 shares)		$56	$56	0.0%
		Series B Preferred Stock (1,866.10 shares)		56	56	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	484	0.0%

				591	596	0.0%

Southern Management Corporation(22), (30)	South Carolina / Consumer Finance	Second Lien Term Loan (12.00% plus 5.00% PIK, due 5/31/2017)	$17,565	17,565	18,267	0.7%

				17,565	18,267	0.7%

Spartan Energy Services, Inc.(3), (4)	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)	29,625	29,625	29,625	1.1%

				29,625	29,625	1.1%

Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured (12.00%, due 11/15/2017)(22)	15,000	15,000	15,000	0.6%

				15,000	15,000	0.6%

Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	389	0.0%

				—	389	0.0%

Stauber Performance Ingredients, Inc.(3), (4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)	16,594	16,594	16,594	0.6%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,238	10,238	10,238	0.4%

				26,832	26,832	1.0%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4), (25)	34,738	32,711	—	0.0%
		Overriding Royalty Interests(18)		—	—	0.0%

				32,711	—	0.0%

Symphony CLO, IX Ltd.(22)	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest)	45,500	42,289	43,980	1.7%

				42,289	43,980	1.7%

System One Holdings, LLC(3), (4)	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)	32,000	32,000	32,000	1.2%

				32,000	32,000	1.2%

TB Corp.(3)	Texas / Consumer Service	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/18/2018)	23,361	23,361	23,361	0.9%

				23,361	23,361	0.9%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3), (4)	$23,520	$23,209	$23,520	0.9%

				23,209	23,520	0.9%

TGG Medical Transitory, Inc.	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4), (16)	8,000	7,773	8,000	0.3%

				7,773	8,000	0.3%

The Petroleum Place, Inc.	Colorado / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 5/20/2019)(4)	22,000	21,690	22,000	0.8%

				21,690	22,000	0.8%

Totes Isotoner Corporation	Ohio / Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor), due 1/8/2018)(3), (4)	39,000	39,000	39,000	1.5%

				39,000	39,000	1.5%

Traeger Pellet Grills LLC(4)	Oregon / Durable Consumer Products	Revolving Line of Credit—$10,000 Commitment (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 6/18/2014)(25)	6,143	6,143	6,143	0.3%
		Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)	30,000	30,000	30,000	1.1%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)	30,000	30,000	30,000	1.1%

				66,143	66,143	2.5%

TransFirst Holdings, Inc.(4)	New York / Software & Computer Services	Second Lien Term Loan (11.00%, (LIBOR + 9.75% with 1.25% LIBOR floor), due 6/27/2018)	5,000	4,860	5,000	0.2%

				4,860	5,000	0.2%

United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(4)	160,000	160,000	160,000	6.0%

				160,000	160,000	6.0%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,750	—	0.0%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	—	0.0%

Total Non-control/Non-affiliate Investments (Level 3 Investments)				3,376,375	3,318,663	124.9%

Total Level 3 Portfolio Investments				4,255,715	4,172,740	157.1%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

			June 30, 2013 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 1 PORTFOLIO INVESTMENTS: Non-control/Non-affiliate investments (less than 5.00% voting control)
Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		$63	$112	0.0%

				63	112	0.0%

Total Non-control/Non-affiliate Investments (Level 1 Investments)				63	112	0.0%

Total Portfolio Investments				4,255,778	4,172,852	157.1%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				83,456	83,456	3.1%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				49,804	49,804	1.9%
Victory Government Money Market Funds				10,002	10,002	0.4%

Total Money Market Funds				143,262	143,262	5.4%

Total Investments				$4,399,040	$4,316,114	162.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013

(1)
The securities in which Prospect Capital Corporation ("we", "us" or "our") has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the "Securities Act." These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of September 30, 2013 and June 30, 2013, one of our portfolio investments, Dover Saddlery, Inc. ("Dover"), was publicly traded and classified as Level 1 within the valuation hierarchy established by Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"). As of September 30, 2013 and June 30, 2013, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC ("PCF"), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the revolving credit facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of these investments held by PCF at September 30, 2013 and June 30, 2013 were $884,267 and $883,114, respectively; they represent 18.8% and 20.5% of total investments at fair value, respectively.

(4)
Security, or portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. Stated interest rate was in effect at September 30, 2013 and June 30, 2013.

(5)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry's Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on our second lien loan. United Sporting Companies, Inc. is a parent guarantor of this debt investment.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC ("Conquest") as a result of the deterioration of Conquest's financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn, owns 100% of the membership interest in Coalbed LLC.

On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx rollup, the Coalbed LLC assets and loan were assigned to Manx, the holding company. On June 30, 2012, Manx reassigned our investment in Coalbed to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed, separately owned holding company. Our Board of Directors set the fair value at zero for the loan position in Coalbed LLC investment as of September 30, 2013 and June 30, 2013.

(7)
In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

(8)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, Inc. ("CCEHI") and Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holding, Inc. ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") was transferred to Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions") to consolidate all of our energy holdings under one management team. We own 100% of Energy Solutions.

(9)
Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff, Inc. (f/k/a Lisamarie Fallon, Inc.) ("THS), representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. ("VSA"), representing 100% ownership.

During the three months ended December 31, 2012, we determined that the impairment of Integrated Contract Services, Inc. ("ICS") was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair value. Our remaining investment in THS, an affiliate of ICS, was valued at zero as of September 30, 2013 and continues to provide staffing solutions for health care facilities and security staffing.

(10)
GTP Operations, LLC (formerly known as CI (Transplace) Holdings, LLC), Transplace, LLC, CI (Transplace) International, LLC, Transplace Freight Services, LLC, Transplace Texas, LP, Transplace Stuttgart, LP, Transplace International, Inc., Celtic International, LLC, and Treetop Merger Sub, LLC are joint borrowers on our senior secured investment.

(11)
Evanta Ventures, Inc. and Sports Leadership Institute, Inc. are joint borrowers on our investment.

(12)
On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx Energy, Inc. ("Manx"), a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring. On June 30, 2012, Manx reassigned our investments in Coalbed and AEH to Wolf, a newly-formed, separately owned holding company. We continue to fully reserve any income accrued for Manx. During the quarter ended June 30, 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair value. The Board of Directors set the fair value of our investment in Manx at $413 and $346 as of September 30, 2013 and June 30, 2013, respectively.

(13)
On a fully diluted basis represents 10.00% of voting common shares.

(14)
A portion of the positions listed was issued by an affiliate of the portfolio company.

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)
Syndicated investment which had been originated by another financial institution and broadly distributed.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

(17)
Our wholly-owned entity, MITY Holdings of Delaware Inc., owns 98.6% (42,053 common shares) of MITY Enterprises, Inc., the operating company.

(18)
The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets. Our remaining outstanding debt after the sale was written off on December 31, 2009 and no value has been assigned to the equity position as of September 30, 2013 and June 30, 2013.

(20)
We own a warrant to purchase 3,755,000 shares of Series A Preferred Stock, 625,000 shares of Series B Preferred Stock, and 43,800 shares of Voting Common Stock in Boxercraft Incorporated.

(21)
We own warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation ("Metal Buildings"), the former holding company of Borga, Inc. Metal Buildings owned 100% of Borga, Inc.

On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc.

(22)
Certain investments that we have determined are not "qualifying" assets under Section 55(a) of the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. We monitor the status of these assets on an ongoing basis.

(23)
NCP Finance Limited Partnership, NCP Finance Ohio, LLC and certain affiliates thereof, are joint borrowers on our subordinated secured investment.

(24)
On May 6, 2011, we made a secured first lien $24,250 debt investment to NMMB Acquisition, Inc., a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc. We own 100% of the Series A Preferred Stock in NMMB Holdings, Inc. NMMB Holdings, Inc. owns 100% of the Convertible Preferred in NMMB Acquisition, Inc. NMMB Acquisition, Inc. has a 5.8% dividend rate which is paid to NMMB Holdings, Inc. Our fully diluted ownership in NMMB Holdings, Inc. is 100% as of September 30, 2013 and June 30, 2013. Our fully diluted ownership in NMMB Acquisition, Inc. is 83.5% as of September 30, 2013 and June 30, 2013.

(25)
Undrawn committed revolvers incur commitment and unused fees ranging from 0.50% to 2.00%. As of September 30, 2013 and June 30, 2013, we had $206,684 and $202,518 of undrawn revolver commitments to our portfolio companies, respectively.

(26)
Stated interest rates are based on September 30, 2013 and June 30, 2013 one month or three month Libor rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a Libor rate contract or Base Rate contract when drawing on the revolver.

(27)
On July 30, 2010, we made a secured first lien $30,000 debt investment to AIRMALL USA, Inc., a $12,500 secured second lien to AMU Holdings, Inc., and acquired 100% of the Convertible Preferred Stock and Common stock of AMU Holdings, Inc. Our Convertible Preferred Stock in AMU Holdings, Inc. has a 12.0% dividend rate which is paid from the dividends received from the

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

underlying operating company, AIRMALL USA Inc. AMU Holdings, Inc. owns 100% of the common stock in AIRMALL USA, Inc.

(28)
Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc. Progrexion IP, Inc. and Efolks, LLC, are joint borrowers on our senior secured investment. Progrexion Holdings, Inc. and eFolks Holdings, Inc. are the guarantors of this debt investment.

(29)
Our wholly-owned entity, First Tower Holdings of Delaware, LLC, owns 80.1% of First Tower Holdings LLC, which owns 100% of First Tower, LLC, the operating company.

(30)
Southern Management Corporation, Thaxton Investment Corporation, Southern Finance of Tennessee, Inc., Covington Credit of Texas, Inc., Covington Credit, Inc., Covington Credit of Alabama, Inc., Covington Credit of Georgia, Inc., Southern Finance of South Carolina, Inc. and Quick Credit Corporation, are joint borrowers on our senior secured investment. SouthernCo, Inc. is the guarantor of this debt investment.

(31)
We own 2.8% (13,220 shares) of the Mineral Fusion Natural, LLC, a subsidiary of Caleel + Hayden, common and preferred interest.

(32)
Our wholly-owned entity, APH Property Holdings, LLC, owns 100% of the common equity of American Property Holdings Corp., a REIT which holds investments in several real estate properties.

(33)
Our wholly-owned entity, CCPI Holdings Inc., owns 95.13% of CCPI Inc., the operating company.

(34)
Our wholly-owned entity, Credit Central Holdings of Delaware, LLC, owns 74.8% of Credit Central Holdings, LLC, which owns 100% of each of Credit Central, LLC, Credit Central South, LLC, Credit Central of Texas, LLC, and Credit Central of Tennessee, LLC, the operating companies.

(35)
Our wholly-owned entity, Valley Electric Holdings I, Inc. ("HoldCo"), owns 100% of Valley Electric Holdings II, Inc. ("Valley II"). Valley II owns 96.3% of Valley Electric Co. of Mt. Vernon, Inc. ("OpCo"), the operating company. Our debt investments are with both HoldCo and OpCo.

(36)
Our wholly-owned entity, Nationwide Acceptance Holdings, LLC, owns 93.8% of Nationwide Acceptance LLC, the operating company.

(37)
On April 15, 2013, assets previously held by H&M were assigned to Wolf in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us resulting in a realized capital gain of $11,826. We received $3,960 of structuring and advisory fees from Wolf during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

(38)
Our wholly-owned entity, CP Holdings of Delaware LLC, owns 82.9% of CP Energy Services Inc., which owns 100% of CP Well Testing Holding Company, LLC and 100% of Fluid Management Holdings, Inc., the operating companies.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

(39)
Wind River Resources Corporation and Wind River II Corporation (collectively, "Wind River") are joint borrowers on our senior secured loan.

(40)
As defined in the 1940 Act, we are deemed to be an "Affiliated Company" and "Control" these portfolio companies because we own more than 25% of the portfolio company's outstanding voting securities and we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Our transactions with these portfolio companies during the quarter ended September 30, 2013 are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AIRMALL USA, Inc.	$—	$150	$—	$1,457	$7,000	$—	$—	$(3,088)
Ajax Rolled Ring & Machine, Inc.	—	100	—	1,408	—	—	—	(11,560)
APH Property Holdings, LLC	—	—	—	3,700	—	320	—	—
AWCNC, LLC	—	—	—	—	—	—	—	—
Borga, Inc.	—	—	—	—	—	—	—	(24)
CCPI Holdings Inc.	—	113	—	826	—	35	—	(141)
CP Holdings of Delaware LLC	94,014	—	—	2,176	—	1,864	—	(1,992)
Credit Central Holdings of Delaware, LLC	—	—	—	1,967	—	119	—	2,897
Energy Solutions Holdings, Inc.	—	4,250	—	2,935	—	—	—	1,143
First Tower Holdings of Delaware, LLC	—	—	—	13,532	—	699	—	15,589
The Healing Staff, Inc.	—	—	—	—	—	5,000	—	—
Manx Energy, Inc.	—	—	—	—	—	—	—	67
MITY Holdings of Delaware Inc.	47,985	—	—	198	—	1,049	—	—
Nationwide Acceptance Holdings, LLC	—	—	—	1,089	—	106	—	1,869
NMMB Holdings, Inc.	—	—	—	679	—	—	—	(2,422)
R-V Industries, Inc.	—	—	—	819	75	—	—	(155)
Valley Electric Holdings I, Inc.	—	50	—	1,847	—	28	—	(6,801)
Wolf Energy Holdings, Inc.	—	—	—	—	—	—	—	307

Total	$141,999	$4,663	$—	$32,633	$7,075	$9,221	$—	$(4,311)

(41)
As defined in the 1940 Act, we are deemed to be an "Affiliated Company" of these portfolio companies because we own more than 5% of the portfolio company's outstanding voting securities and we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Our transactions with these portfolio companies during the quarter ended September 30, 2013 are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	$—	$—	$—	$755	$—	$—	$—	$(1,176)
Boxercraft Incorporated	—	—	—	741	—	2	—	(4,152)
Smart, LLC	—	—	—	—	—	—	—	175

Total	$—	$—	$—	$1,496	$—	$2	$—	$(5,153)

(42)
As defined in the 1940 Act, we are deemed to be an "Affiliated Company" and "Control" these portfolio companies because we own more than 25% of the portfolio company's outstanding voting securities and we have the power to exercise control over the management or policies of such

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS – (CONTINUED)

September 30, 2013 (Unaudited) and June 30, 2013 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of September 30, 2013 and June 30, 2013 (Continued)

portfolio company (including through a management agreement). Our transactions with these portfolio companies during the year ended June 30, 2013 are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AIRMALL USA, Inc.	$—	$600	$—	$5,822	$—	$—	$—	$7,266
Ajax Rolled Ring & Machine, Inc.	23,300	19,065	—	5,176	—	155	—	(17,208)
APH Property Holdings, LLC	151,648	—	—	2,898	—	4,650	—	—
AWCNC, LLC	—	—	—	—	—	—	—	—
Borga, Inc.	150	—	—	—	—	—	—	(232)
CCPI Holdings, Inc.	34,081	338	—	1,792	—	607	—	—
Credit Central Holdings of Delaware, LLC	47,663	—	—	3,893	—	1,680	—	2,799
Energy Solutions Holdings, Inc.	—	28,500	475	24,809	53,820	—	—	(71,198)
First Tower Holdings of Delaware, LLC	20,000	—	—	52,476	—	2,426	—	(9,869)
The Healing Staff, Inc.	975	—	894	2	—	—	(12,117)	12,117
Manx Energy, Inc.	—	—	—	—	—	—	(9,397)	18,865
Nationwide Acceptance Holdings, LLC	25,151	—	—	1,787	—	884	—	—
NMMB Holdings, Inc.	—	—	5,700	3,026	—	—	—	(5,903)
R-V Industries, Inc.	32,750	—	—	781	24,462	143	—	1,463
Valley Electric Holdings I, Inc.	52,098	—	100	3,511	—	1,325	—	—
Wolf Energy Holdings, Inc.	50	—	—	452	—	4,951	11,826	(3,092)

Total	$387,866	$48,503	$7,169	$106,425	$78,282	$16,821	$(9,688)	$(64,992)

(43)
As defined in the 1940 Act, we are deemed to be an "Affiliated Company" of these portfolio companies because we own more than 5% of the portfolio company's outstanding voting securities and we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Our transactions with these portfolio companies during the year ended June 30, 2013 are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	$30,000	$26,677	$—	$3,159	$—	$623	$—	$672
Boxercraft Incorporated	—	—	—	3,356	—	—	—	(9,413)
Smart, LLC	—	—	—	—	728	—	—	108

Total	$30,000	$26,677	$—	$6,515	$728	$623	$—	$(8,633)

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 1. Organization

        References herein to "we", "us" or "our" refer to Prospect Capital Corporation ("Prospect") and its subsidiary unless the context specifically requires otherwise.

        We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Internal Revenue Code"). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes.

        On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding LLC ("PCF"), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the credit facility at PCF.

Note 2. Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

Reclassifications

        Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompany notes to conform to the presentation as of and for the three months ended September 30, 2013.

Use of Estimates

        The preparation of GAAP consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, gains and losses, and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

        Under the 1940 Act, the regulations pursuant to Article 6 of Regulation S-X and Accounting Standards Codification ("ASC") 946, Financial Services—Investment Companies ("ASC 946"), we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our consolidated financial

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

statements include our accounts and the accounts of PCF, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, controlled investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Risks

        Our investments are subject to a variety of risks. Those risks include the following:

  Market Risk

  Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

  Credit Risk

  Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.

  Liquidity Risk

  Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of its positions in times of high volatility and financial stress at a reasonable price.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

  Interest Rate Risk

  Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

  Prepayment Risk

  Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

Investment Valuation

        To value our investments, we follow the guidance of ASC 820 that defines fair value, establishes a framework for measuring fair value in conformity with GAAP and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

  Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

  Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

  Level 3:  Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent valuations and make their own independent assessment;

  3)
  the Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of Prospect Capital Management LLC (the "Investment Adviser") and that of the independent valuation firms; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        Our investments in CLOs are classified as ASC 820 Level 3 securities, and are valued using a dynamic discounted cash flow model, where the projected future cash flow was estimated using Monte Carlo simulation techniques. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate numerous collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates to the various cash flows along each simulation path. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 825-10-25, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 825-10-25"), permits an entity to elect fair value as the initial and subsequent measurement attribute for eligible assets and liabilities for which the assets and liabilities are measured using another measurement attribute. We have elected not to value some assets and liabilities at fair value as would be permitted by ASC 825-10-25.

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (see Note 5) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require their accounting to be bifurcated and such features were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair market value as of December 2, 2009, and continues to accrete until maturity or repayment of the respective loans.

        Interest income from investments in the "equity" class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current. As of September 30, 2013, approximately 0.5% of our net assets are in non-accrual status.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

        We follow ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of September 30, 2013 and for the three months then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® (collectively, our "Senior Notes"), as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Notes, over the respective expected life or maturity.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share is calculated using the weighted average number of common shares outstanding for the period presented. In

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

accordance with ASC 946, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In June 2013, the FASB issued Accounting Standards Update 2013-08, Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). The update clarifies the approach to be used for determining whether an entity is an investment company and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The adoption of ASU 2013-08 is not expected to materially affect our consolidated financial statements and disclosures.

Note 3. Portfolio Investments

        At September 30, 2013, we had investments in 129 long-term portfolio investments, which had an amortized cost of $4,642,288 and a fair value of $4,553,136 and at June 30, 2013, we had investments in 124 long-term portfolio investments, which had an amortized cost of $4,255,778 and a fair value of $4,172,852.

        As of September 30, 2013, we own controlling interests in AIRMALL USA, Inc. ("Airmall"), Ajax Rolled Ring & Machine, Inc., APH Property Holdings, LLC ("APH"), AWCNC, LLC, Borga, Inc. ("Borga"), CCPI Holdings, Inc., CP Holdings of Delaware LLC, Credit Central Holdings of Delaware, LLC, Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Holdings of Delaware, LLC, The Healing Staff, Inc. ("THS"), Manx Energy, Inc. ("Manx"), MITY Holdings of Delaware Inc. ("Mity"), Nationwide Acceptance Holdings, LLC, NMMB Holdings, Inc., R-V Industries, Inc., Valley Electric Holdings I, Inc. and Wolf Energy Holdings, Inc. ("Wolf"). We also own an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork), Boxercraft Incorporated and Smart, LLC.

        The composition of our investments and money market funds as of September 30, 2013 and June 30, 2013 at cost and fair value was as follows:

	September 30, 2013		June 30, 2013
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$13,238	$12,705	$9,238	$8,729
Senior Secured Debt	2,524,504	2,444,947	2,262,327	2,207,091
Subordinated Secured Debt	1,032,693	988,581	1,062,386	1,024,901
Subordinated Unsecured Debt	130,444	119,165	88,470	88,827
CLO Debt	27,776	29,320	27,667	28,589
CLO Residual Interest	749,019	777,678	660,619	658,086
Equity	164,614	180,740	145,071	156,629

Total Investments	4,642,288	4,553,136	4,255,778	4,172,852
Money Market Funds	151,995	151,995	143,262	143,262

Total Investments and Money Market Funds	$4,794,283	$4,705,131	$4,399,040	$4,316,114

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of September 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$12,705	$12,705
Senior Secured Debt	—	—	2,444,947	2,444,947
Subordinated Secured Debt	—	—	988,581	988,581
Subordinated Unsecured Debt	—	—	119,165	119,165
CLO Debt	—	—	29,320	29,320
CLO Residual Interest	—	—	777,678	777,678
Equity	136	—	180,604	180,740

Total Investments	136	—	4,553,000	4,553,136
Money Market Funds	—	151,995	—	151,995

Total Investments and Money Market Funds	$136	$151,995	$4,553,000	$4,705,131

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$947,572	$947,572
Affiliate investments	—	—	37,425	37,425
Non-control/non-affiliate investments	136	—	3,568,003	3,568,139

	136	—	4,553,000	4,553,136
Investments in Money Market Funds	—	151,995	—	151,995

Total Investments and Money Market Funds	$136	$151,995	$4,553,000	$4,705,131

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of June 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$8,729	$8,729
Senior Secured Debt	—	—	2,207,091	2,207,091
Subordinated Secured Debt	—	—	1,024,901	1,024,901
Subordinated Unsecured Debt	—	—	88,827	88,827
CLO Debt	—	—	28,589	28,589
CLO Residual Interest	—	—	658,086	658,086
Equity	112	—	156,517	156,629

Total Investments	112	—	4,172,740	4,172,852
Money Market Funds	—	143,262	—	143,262

Total Investments and Money Market Funds	$112	$143,262	$4,172,740	$4,316,114

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$811,634	$811,634
Affiliate investments	—	—	42,443	42,443
Non-control/non-affiliate investments	112	—	3,318,663	3,318,775

	112	—	4,172,740	4,172,852
Investments in Money Market Funds	—	143,262	—	143,262

Total Investments and Money Market Funds	$112	$143,262	$4,172,740	$4,316,114

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the three months ended September 30, 2013 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2013	$811,634	$42,443	$3,318,663	$4,172,740

Total realized gain, net	—	—	3,789	3,789
Change in unrealized (depreciation) appreciation	(4,311)	(5,153)	3,213	(6,251)

Net realized and unrealized (loss) gain	(4,311)	(5,153)	7,002	(2,462)
Purchases of portfolio investments	141,999	—	410,263	552,262
Payment-in-kind interest	2,913	45	1,623	4,581
Accretion (amortization) of purchase discount and premiums	—	240	(10,194)	(9,954)
Repayments and sales of portfolio investments	(4,663)	(150)	(159,354)	(164,167)
Transfers within Level 3	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of September 30, 2013	$947,572	$37,425	$3,568,003	$4,553,000

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2013	$8,729	$2,207,091	$1,024,901	$88,827	$28,589	$658,086	$156,517	$4,172,740

Total realized loss (gain), net	—	45	40	—	—	—	3,704	3,789
Change in unrealized (depreciation) appreciation	(24)	(24,321)	(6,626)	(11,637)	622	31,193	4,542	(6,251)

Net realized and unrealized (loss) gain	(24)	(24,276)	(6,586)	(11,637)	622	31,193	8,246	(2,462)
Purchases of portfolio investments	4,000	355,021	74,568	—	—	98,987	19,686	552,262
Payment-in-kind interest	—	3,409	836	336	—	—	—	4,581
Accretion (amortization) of discounts and premiums	—	295	227	3	109	(10,588)	—	(9,954)
Repayments and sales of portfolio investments	—	(96,593)	(35,365)	(28,364)	—	—	(3,845)	(164,167)
Transfers within Level 3	—	—	(70,000)	70,000	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of September 30, 2013	$12,705	$2,444,947	$988,581	$119,165	$29,320	$777,678	$180,604	$4,553,000

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the three months ended September 30, 2012 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2012	$564,489	$46,116	$1,483,487	$2,094,092

Total realized loss (gain), net	—	—	1,775	1,775
Change in unrealized appreciation (depreciation)	(31,744)	(1,221)	4,425	(28,540)

Net realized and unrealized gain (loss)	(31,744)	(1,221)	6,200	(26,765)
Purchases of portfolio investments	—	—	746,064	746,064
Payment-in-kind interest	—	141	1,732	1,873
Accretion (amortization) of discounts and premiums	—	219	6,489	6,708
Repayments and sales of portfolio investments	(2,960)	—	(155,163)	(158,123)
Transfers within Level 3	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of September 30, 2012	$529,785	$45,255	$2,088,809	$2,663,849

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2012	$868	$1,088,019	$480,147	$73,195	$27,717	$218,009	$206,137	$2,094,092

Total realized loss (gain), net	—	—	—	—	—	—	1,775	1,775
Change in unrealized (depreciation) appreciation	(47)	(949)	142	(20)	1,014	2,907	(31,587)	(28,540)

Net realized and unrealized (loss) gain	(47)	(949)	142	(20)	1,014	2,907	(29,812)	(26,765)
Purchases of portfolio investments	7,150	283,000	255,760	95,400	—	104,754	—	746,064
Payment-in-kind interest	—	246	963	664	—	—	—	1,873
Accretion (amortization) of discounts and premiums	—	306	173	19	100	6,110	—	6,708
Repayments and sales of portfolio investments	(1,100)	(88,424)	(66,557)	—	—	—	(2,042)	(158,123)
Transfers within Level 3	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of September 30, 2012	$6,871	$1,282,198	$670,628	$169,258	$28,831	$331,780	$174,283	$2,663,849

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        For the three months ended September 30, 2013 and 2012, the net change in unrealized appreciation on the investments that use Level 3 inputs was $4,575 and $26,768 for assets still held as of September 30, 2013 and 2012, respectively.

        The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of September 30, 2013 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured	$2,457,652	Yield Analysis	Market Yield	5.8% – 16.0%	10.6%
Subordinated Secured	988,581	Yield Analysis	Market Yield	8.1% – 17.7%	11.7%
Subordinated Unsecured	119,165	Yield Analysis	Market Yield	6.0% – 14.2%	10.4%
CLO Debt	29,320	Discounted Cash Flow	Discount Rate	19.0% – 20.0%	19.5%
CLO Residual Interest	777,678	Discounted Cash Flow	Discount Rate	10.0% – 28.0%	18.6%
Equity	178,573	EV Market Multiple Analysis	EV Market Multiple Analysis	3.3x – 9.3x	6.5x
Escrow	2,031	Discounted Cash Flow	Discount Rate	7.1% – 8.3%	7.7%

Total	$4,553,000

        The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2013 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured	$2,215,820	Yield Analysis	Market Yield	5.7% – 20.8%	10.7%
Subordinated Secured	1,024,901	Yield Analysis	Market Yield	7.7% – 19.8%	11.6%
Subordinated Unsecured	88,827	Yield Analysis	Market Yield	6.1% – 14.6%	10.7%
CLO Debt	28,589	Discounted Cash Flow	Discount Rate	12.1% – 20.1%	15.7%
CLO Residual Interest	658,086	Discounted Cash Flow	Discount Rate	11.3% – 19.8%	15.3%
Equity	151,855	EV Market Multiple Analysis	EV Market Multiple Analysis	3.3x – 8.8x	6.2x
Escrow	4,662	Discounted Cash Flow	Discount Rate	6.5% – 7.5%	7.0%

Total	$4,172,740

        The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of earnings before income tax, depreciation and amortization ("EBITDA") of the comparable guideline public companies. The independent valuation firm selects a population of public companies for each investment with similar operations and attributes of the subject company. Using these guideline public companies' data, a range of multiples of enterprise value to EBITDA is calculated. The independent valuation firm selects percentages from the range of multiples for purposes of determining the subject company's estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the subject company (or other meaningful measure). Significant increases or decreases in the multiple will result in an increase or decrease,

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

respectively, in enterprise value, resulting in an increase or decrease in the fair value estimate of the equity investment.

        The significant unobservable input used in the income approach of fair value measurement of our investments is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate would result in a decrease or increase, respectively, in the fair value measurement. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable company investments, and call provisions.

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of our investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of our investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        During the quarter ended September 30, 2013, the valuation methodology for Gulf Coast Machine & Supply Company ("Gulf Coast") changed to incorporate an enterprise value waterfall analysis in place of the income method (discounted cash flow analysis) used in previous quarters. Management adopted the enterprise value waterfall analysis due to a deterioration in operating results. As a result of this change and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Gulf Coast to $12,998 as of September 30, 2013, a discount of $28,215 to its amortized cost, compared to the $9,241 unrealized depreciation recorded at June 30, 2013.

        During the quarter ended September 30, 2013, the valuation methodology for ICON Health & Fitness, Inc. ("ICON") changed to incorporate weighted broker quotes in addition to the enterprise value waterfall analysis and income method (discounted cash flow analysis) used in previous quarters. Management adopted the weighted broker quotes because they are representative of sufficient liquidity to provide an indication of value. As a result of this change and in recognition of recent company performance and current market conditions, we increased the fair value of our investment in ICON to

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

$37,497 as of September 30, 2013, a discount of $5,800 to its amortized cost, compared to the $9,381 unrealized depreciation recorded at June 30, 2013.

        During the quarter ended September 30, 2013, the valuation methodology for National Bankruptcy Services, LLC ("NBS") changed to incorporate an enterprise value waterfall analysis in place of the income method (discounted cash flow analysis) used in previous quarters. Management adopted the enterprise value waterfall analysis due to a deterioration in operating results. As a result of this change and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in NBS to $11,004 as of September 30, 2013, a discount of $7,751 to its amortized cost, compared to the $1,800 unrealized depreciation recorded at June 30, 2013.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. Through September 30, 2013, we have not accrued income for any portion of the $28,000 potential payment. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, as cash distributions were received from Energy Solutions, to the extent there are current year earnings and profits sufficient to support such recognition. During the three months ended September 30, 2013, Energy Solutions repaid $4,250 of senior and subordinated secured debt. We received $2,409 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as interest income during the three months ended September 30, 2013. During the three months ended September 30, 2012, we received distributions of $33,250 from Energy Solutions which were recorded as dividend income. No such dividends were received during the three months ended September 30, 2013. As of September 30, 2013, Energy Solutions continues to hold $7,118 of cash for future investment and repayment of the remaining debt.

        As of September 30, 2013, we have provided $127,374 and $26,648 of debt and equity financing, respectively, to APH for the acquisition of various industrial and multi-family residential real estate properties in Florida and Georgia. APH is a holding company that owns 100% of the common equity of American Property Holdings Corp. ("APHC"). APHC is a Maryland corporation and qualified REIT for federal income tax purposes. As of September 30, 2013, APHC's real estate portfolio was

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

comprised of seven investments. The following table shows the mortgages outstanding due to other parties for each of the seven properties:

No.	Property Name	City	Date of Acquisition	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway	Forest Park, GA	10/24/2012	$7,400	$—
2	Abbington Pointe	Marietta, GA	12/28/2012	23,500	15,275
3	Amberly Place	Tampa, FL	1/17/2013	63,400	39,600
4	Lofton Place	Tampa, FL	4/30/2013	26,000	16,965
5	Vista at Palma Sola	Bradenton, FL	4/30/2013	27,000	17,550
6	Arlington Park	Marietta, GA	5/8/2013	14,850	9,650
7	Arium Resort	Pembroke Pines, FL	6/24/2013	225,000	157,500

        At September 30, 2013 and June 30, 2013, eight loan investments were on non-accrual status: Borga, Freedom Marine, THS, Manx, Stryker Energy, LLC, Wind River, Wolf and Yatesville. Principal balances of these loans amounted to $114,376 and $106,395 as of September 30, 2013 and June 30, 2013, respectively. The fair value of these loans amounted to $15,461 and $13,810 as of September 30, 2013 and June 30, 2013, respectively. The fair values of these investments represent approximately 0.3% of our total assets as of September 30, 2013 and June 30, 2013. For the three months ended September 30, 2013 and September 30, 2012, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $5,570 and $7,212, respectively.

        On August 6, 2013, we received a distribution of $3,252 related to our investment in NRG Manufacturing, Inc., for which we realized a gain of the same amount. This was a partial release of the amount held in escrow.

        The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $556,843 and $747,937 during the three months ended September 30, 2013 and September 30, 2012, respectively. Debt repayments and proceeds from sales of equity securities with a cost basis of approximately $164,167 and $158,123 were received during the three months ended September 30, 2013 and September 30, 2012, respectively.

        During the quarters ended September 30, 2013 and September 30, 2012, we recognized $240 and $284 of interest income due to purchase discount accretion from the assets acquired from Patriot, respectively. No accelerated accretion was recorded during the three months ended September 30, 2013 and September 30, 2012.

        As of September 30, 2013, $300 of purchase discount from the assets acquired from Patriot remains to be accreted as interest income, of which $160 is expected to be amortized during the three months ending December 31, 2013.

        As of September 30, 2013, $3,295,801 of our loans bear interest at floating rates, $3,266,481 of which have Libor floors ranging from 1.25% to 6.00%.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of September 30, 2013 and June 30, 2013, we have $206,684 and $202,518 of undrawn revolver commitments to our portfolio companies, respectively.

Note 4. Revolving Credit Agreements

        On March 27, 2012, we closed on an expanded five-year $650,000 revolving credit facility with a syndicate of lenders through PCF (the "2012 Facility"). The lenders have extended commitments of $567,500 under the 2012 Facility as of September 30, 2013; which was increased to $587,500 in October 2013 (see Note 16). The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At September 30, 2013, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of September 30, 2013 and June 30, 2013, we had $498,675 and $473,508, respectively, available to us for borrowing under the 2012 Facility, of which the amount outstanding was $69,000 and $124,000, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $587,500. At September 30, 2013, the investments used as collateral for the 2012 Facility had an aggregate market value of $884,267, which represents 18.8% of our total investments at fair value. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at fair value as of September 30, 2013. The release of any assets from PCF requires the approval of the facility agent.

        In connection with the origination and amendments of the 2012 Facility, we incurred $11,399 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 4. Revolving Credit Agreements (Continued)

the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $5,966 remains to be amortized.

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $2,476 and $2,168 of interest costs, unused fees and amortization of financing costs on the 2012 Facility as interest expense, respectively.

Note 5. Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds after underwriting expenses of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 88.0902 and 88.1429 shares of common stock, respectively, per $1 principal amount of 2015 Notes, which is equivalent to an initial conversion price and conversion price at September 30, 2013 of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (December 21, 2012) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes is increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds after underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 78.3699 and 78.5395 shares of common stock, respectively, per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.76 and $12.73 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (February 14, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of our 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds after underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 85.8442 and 86.1162 shares of common stock, respectively, per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately $11.65 and $11.61 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (April 16, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10150 per share.

        On August 14, 2012, we issued $200,000 in aggregate principal amount of our 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds after underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 82.3451and 82.8631 of common stock, respectively, per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.14 and $12.07 per share of common stock, respectively, subject to adjustment in certain circumstances. The conversion price in effect at September 30, 2013 was calculated on the last anniversary of the issuance (August 14, 2013) and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2018 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101600 per share.

        On December 21, 2012, we issued $200,000 in aggregate principal amount of 5.875% senior convertible notes due 2019 (the "2019 Notes") for net proceeds after underwriting and other expenses of approximately $193,600. Interest on the 2019 Notes is paid semi-annually in arrears on January 15 and July 15, at a rate of 5.875% per year, commencing July 15, 2013. The 2019 Notes mature on January 15, 2019 unless converted earlier. The 2019 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at September 30, 2013 of 79.7766 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price of approximately $12.54 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (December 21, 2012) and will be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2019 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.110025 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, and the 2019 Notes (collectively, the "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $27,030 of fees which are being amortized over the terms of the notes, of which $19,149 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $13,310 and $8,667 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense, respectively.

Note 6. Senior Unsecured Notes

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        On March 15, 2013, we issued $250,000 in aggregate principal amount of 5.875% senior unsecured notes due 2023 (the "2023 Notes") for net proceeds after underwriting and other expenses of approximately $245,885. Interest on the 2023 Notes is paid semi-annually. The 2023 Notes mature on March 15, 2023. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        In connection with the issuance of the 2022 Notes and 2023 Notes (collectively, the "Senior Unsecured Notes"), we incurred $7,364 of fees which are being amortized over the term of the notes, of which $6,866 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $5,541 and $1,807 of interest costs and amortization of financing costs on the Senior Unsecured Notes as interest expense, respectively.

Note 7. Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes® Offering"), which was subsequently increased to $1,000,000. Additional agents appointed by us from time to time in connection with the InterNotes® Offering may become parties to the Selling Agent Agreement.

        These notes are direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 7. Prospect Capital InterNotes® (Continued)

        During the three months ended September 30, 2013, we issued $98,255 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $96,189. These notes were issued with stated interest rates ranging from 4.75% to 6.75% with a weighted average rate of 5.48%. These notes mature between July 15, 2018 and September 15, 2043.

Date of Issuance	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date
July 5, 2013 – July 25, 2013	18,557	4.75% – 5.00%	4.96%	July 15, 2018
August 8, 2013 – August 22, 2013	11,885	5.00%	5.00%	August 15, 2018
September 6, 2013 – September 26, 2013	21,095	5.00%	5.00%	September 15, 2018
August 1, 2013	3,820	5.00%	5.00%	February 15, 2019
August 15, 2013 – August 22, 2013	1,800	5.50%	5.50%	February 15, 2020
July 5, 2013 – July 25, 2013	8,962	5.50% – 5.75%	5.65%	July 15, 2020
August 8, 2013	851	5.50%	5.50%	August 15, 2020
September 6, 2013 – September 26, 2013	4,586	5.50%	5.50%	September 15, 2020
August 1, 2013	1,996	5.75%	5.75%	February 15, 2021
August 15, 2013 – August 22, 2013	940	6.00%	6.00%	August 15, 2028
July 5, 2013 – July 25, 2013	2,960	6.25%	6.25%	July 15, 2031
August 1, 2013 – August 8, 2013	1,102	6.00% – 6.125%	6.09%	August 15, 2031
September 6, 2013 – September 26, 2013	1,127	6.00%	6.00%	September 15, 2033
August 15, 2013 – August 22, 2013	3,372	6.50%	6.50%	August 15, 2038
July 5, 2013 – July 25, 2013	7,337	6.75%	6.75%	July 15, 2043
August 1, 2013 – August 8, 2013	2,707	6.50% – 6.625%	6.57%	August 15, 2043
September 6, 2013 – September 26, 2013	5,158	6.50%	6.50%	September 15, 2043

	$98,255

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 7. Prospect Capital InterNotes® (Continued)

        Below are the notes outstanding as of September 30, 2013:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Average Interest Rate	Maturity Date Range
5	$51,537	4.75% – 5.00%	4.95%	July 15, 2018 – September 15, 2018
6	5,134	5.00% – 5.50%	5.25%	February 15, 2019 – February 15, 2020
7	209,767	4.00% – 6.55%	5.15%	June 15, 2019 – September 15, 2020
8	1,996	5.75%	5.75%	February 15, 2021
10	18,127	3.27% – 7.00%	5.30%	March 15, 2022 – April 15, 2023
15	15,940	5.00% – 6.00%	5.50%	May 15, 2028 – August 15, 2028
18	26,219	4.125% – 6.25%	5.24%	December 15, 2030 – August 15, 2031
20	4,233	5.625% – 6.00%	5.90%	November 15, 2032 – September 15, 2033
25	3,372	6.50%	6.50%	August 15, 2038
30	125,652	5.50% – 6.75%	6.13%	November 15, 2042 – September 15, 2043

	$461,977

        In connection with the issuance of the Prospect Capital InterNotes®, we incurred $12,757 of fees which are being amortized over the term of the notes, of which $12,212 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2013.

        During the three months ended September 30, 2013 and September 30, 2012, we recorded $6,044 and $869 of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense, respectively.

Note 8. Financial Instruments Disclosed, But Not Carried, At Fair Value

        The fair values of our financial liabilities disclosed, but not carried, at fair value as of September 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Credit facility payable(1)	$—	$69,000	$—	$69,000
Senior convertible notes(2)	—	882,149	—	882,149
Senior unsecured notes(2)	101,800	242,013	—	343,813
Prospect Capital InterNotes®(3)	—	429,366	—	429,366

Total	$101,800	$1,622,528	$—	$1,724,328

(1)
The carrying value of our credit facility payable approximates the fair value.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 8. Financial Instruments Disclosed, But Not Carried, At Fair Value (Continued)

(2)
We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)
The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using estimated current market rates.

        The fair values of our financial liabilities disclosed, but not carried, at fair value as of June 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Credit facility payable(1)	$—	$124,000	$—	$124,000
Senior convertible notes(2)	—	886,210	—	886,210
Senior unsecured notes(2)	101,800	242,013	—	343,813
Prospect Capital InterNotes®(3)	—	336,055	—	336,055

Total	$101,800	$1,588,278	$—	$1,690,078

(1)
The carrying value of our credit facility payable approximates the fair value.

(2)
We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)
The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using estimated current market rates.

Note 9. Equity Offerings, Offering Expenses, and Distributions

        Excluding dividend reinvestments, we issued 23,211,680 and 33,161,977 shares of our common stock during the three months ended September 30, 2013 and September 30, 2012, respectively. The

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds Raised	Underwriting Fees	Offering Expenses	Average Offering Price
During the quarter ended September 30, 2013:
July 5, 2013 – August 21, 2013(1)	9,818,907	$107,725	$902	$—	$10.97
August 2, 2013(2)	1,918,342	$21,006	$—	$—	$10.95
August 29, 2013 – September 30, 2013(3)	11,474,431	$130,311	$1,303	$793	$11.36
During the quarter ended September 30, 2012:
July 2, 2012 – July 12, 2012(4)	2,247,275	$26,040	$260	$—	$11.59
July 16, 2012	21,000,000	$234,150	$2,100	$300	$11.15
July 27, 2012	3,150,000	$35,123	$315	$—	$11.15
September 13, 2012 – September 28, 2012(5)	6,764,702	$80,249	$805	$332	$11.86

(1)
On May 8, 2013, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 45,000,000 shares of our common stock. Through this program we issued 9,818,907 shares of our common stock at an average price of $10.97 per share, raising $107,725 of gross proceeds, from July 5, 2013 through August 21, 2013.

(2)
On August 2, 2013, we issued 1,918342 shares of our common stock in conjunction with an investment in a controlled portfolio company.

(3)
On August 22, 2013, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 45,000,000 shares of our common stock. Through this program we issued 11,474,431 shares of our common stock at an average price of $11.36 per share, raising $130,311 of gross proceeds, from August 29, 2013 through September 30, 2013.

(4)
On June 1, 2012, we established a fifth at-the-market program through which we may sell, from time to time and at our sole discretion 9,500,000 shares of our common stock. Through this program we issued 5,199,764 shares of our common stock at an average price of $11.38 per share, raising $59,170 of gross proceeds, from June 12, 2012 through July 12, 2012.

(5)
On September 10, 2012, we established a sixth at-the-market program through which we may sell, from time to time and at our sole discretion 9,750,000 shares of our common stock. Through this program we issued 6,764,702 shares of our common stock at an average price of $11.86 per share, raising $80,249 of gross proceeds, from September 13, 2012 through September 28, 2012.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

        Our shareholders' equity accounts at September 30, 2013 and June 30, 2013 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

        On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value. We have not made any purchases of our common stock during the period from August 24, 2011 to September 30, 2013 pursuant to this plan. Prior to any repurchase we are required to notify shareholders of our intention to purchase our common stock. This notice lasts for six months after notice is given. Our last notice was delivered with our annual proxy mailing on September 10, 2013.

        On October 29, 2012, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, as of September 30, 2013 we can issue up to $1,406,927 of additional debt and equity securities in the public market.

        On June 17, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110225 per share for September 2013 to holders of record on September 30, 2013 with a payment date of October 24, 2013;

  •
  $0.110250 per share for October 2013 to holders of record on October 31, 2013 with a payment date of November 21, 2013;

  •
  $0.110275 per share for November 2013 to holders of record on November 29, 2013 with a payment date of December 19, 2013; and

  •
  $0.110300 per share for December 2013 to holders of record on December 31, 2013 with a payment date of January 23, 2014.

        On August 21, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110325 per share for January 2014 to holders of record on January 31, 2014 with a payment date of February 20, 2014;

  •
  $0.110350 per share for February 2014 to holders of record on February 28, 2014 with a payment date of March 20, 2014; and

  •
  $0.110375 per share for March 2014 to holders of record on March 31, 2014 with a payment date of April 17, 2014.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

        During the three months ended September 30, 2013 and September 30, 2012, we issued 355,644 and 355,871 shares, respectively, of our common stock in connection with the dividend reinvestment plan.

        At September 30, 2013, we have reserved 70,377,219 shares of our common stock for issuance upon conversion of the Senior Convertible Notes (see Note 5).

Note 10. Other Investment Income

        Other investment income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources was $15,524 and $9,118 for the three months ended September 30, 2013 and September 30, 2012, respectively.

	For The Three Months Ended September 30,
Income Source	2013	2012
Structuring, advisory and amendment fees (Note 3)	$9,078	$9,036
Recovery of legal costs from prior periods from legal settlement	5,000	—
Overriding royalty interests	1,339	14
Administrative agent fee	107	68

Other Investment Income	$15,524	$9,118

Note 11. Net Increase in Net Assets per Common Share

        The following information sets forth the computation of net increase in net assets resulting from operations per common share for the three months ended September 30, 2013 and September 30, 2012, respectively.

	For The Three Months Ended September 30,
	2013	2012
Net increase in net assets resulting from operations	$79,900	$47,249
Weighted average common shares outstanding	258,084,153	162,492,894

Net increase in net assets resulting from operations per common share	$0.31	$0.29

Note 12. Related Party Agreements and Transactions

Investment Advisory Agreement

        We have entered into an investment advisory and management agreement with Prospect Capital Management (the "Investment Advisory Agreement") under which the Investment Adviser, subject to

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The total base management fees incurred to the favor of the Investment Adviser for the three months ended September 30, 2013 and September 30, 2012 were $23,045 and $13,228, respectively.

        The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized).

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        For the three months ended September 30, 2013 and September 30, 2012, $20,584 and $18,507, respectively, of income incentive fees were incurred. No capital gains incentive fees were incurred for the three months ended September 30, 2013 and September 30, 2012, respectively.

Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration, LLC ("Prospect Administration") under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services,

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and his staff. For the three months ended September 30, 2013 and 2012, the reimbursement was approximately $3,986 and $2,184, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of the Investment Adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as administrator for us.

Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. As of September 30, 2013 and June 30, 2013, $130 and $1,291 of managerial assistance fees remain on the Consolidated Statements of Assets and Liabilities as a payable to Prospect Administration for reimbursement of its cost in providing such assistance.

Note 13. Litigation

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. During the three months ended

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 13. Litigation (Continued)

September 30, 2013, we received $5,000 of legal cost reimbursement from a litigation settlement, which had been expensed in prior quarters, and is recognized as other income on our consolidated financial statements. We are not aware of any other material litigation as of the date of this report.

Note 14. Financial Highlights (Unaudited)

	For The Three Months Ended September 30,
	2013	2012
Per Share Data(1):
Net asset value at beginning of period	$10.72	$10.83
Net investment income	0.32	0.46
Net realized gain	0.01	0.01
Net unrealized depreciation	(0.02)	(0.18)
Net increase in net assets as a result of public offerings	0.02	0.07
Dividends declared and paid	(0.33)	(0.31)

Net asset value at end of period	$10.72	$10.88

Per share market value at end of period	$11.17	$11.52
Total return based on market value(2)	6.49%	3.82%
Total return based on net asset value(2)	2.96%	3.12%
Shares outstanding at end of period	271,404,289	173,151,718
Average weighted shares outstanding for period	258,084,153	162,492,894
Ratio / Supplemental Data:
Net assets at end of period	$2,909,755	$1,883,326
Portfolio turnover rate	3.76%	6.65%
Annualized ratio of operating expenses to average net assets	11.31%	11.69%
Annualized ratio of net operating income to average net assets	11.83%	17.44%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 14. Financial Highlights (Unaudited) (Continued)

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Per Share Data(1):
Net asset value at beginning of period	$10.83	$10.36	$10.30	$12.40	$14.55
Net investment income	1.57	1.63	1.10	1.13	1.87
Realized (loss) gain	(0.13)	0.32	0.19	(0.87)	(1.24)
Net unrealized (depreciation) appreciation	(0.37)	(0.28)	0.09	0.07	0.48
Net increase (decrease) in net assets as a result of public offering	0.13	0.04	(0.08)	(0.85)	(2.11)
Net increase in net assets as a result of shares issued for Patriot acquisition	—	—	—	0.12	—
Dividends to shareholders	(1.31)	(1.24)	(1.24)	(1.70)	(1.15)

Net asset value at end of period	$10.72	$10.83	$10.36	$10.30	$12.40

Per share market value at end of period	$10.80	$11.39	$10.11	$9.65	$9.20
Total return based on market value(2)	6.24%	27.21%	17.22%	17.66%	(18.60%)
Total return based on net asset value(2)	10.91%	18.03%	12.54%	(6.82%)	(0.61%)
Shares outstanding at end of period	247,836,965	139,633,870	107,606,690	69,086,862	42,943,084
Average weighted shares outstanding for period	207,069,971	114,394,554	85,978,757	59,429,222	31,559,905
Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$2,656,494	$1,511,974	$1,114,357	$711,424	$532,596
Portfolio turnover rate	29.24%	29.06%	27.63%	21.61%	4.99%
Annualized ratio of operating expenses to average net assets	11.50%	10.73%	8.47%	7.54%	9.03%
Annualized ratio of net investment income to average net assets	14.86%	14.92%	10.60%	10.69%	13.14%

(1)
Financial highlights are based on weighted average shares.

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 15. Selected Quarterly Financial Data (Unaudited)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2010	35,212	0.47	20,995	0.28	4,585	0.06	25,580	0.34
December 31, 2010	33,300	0.40	19,080	0.23	12,861	0.16	31,940	0.38
March 31, 2011	44,573	0.51	23,956	0.27	9,803	0.11	33,759	0.38
June 30, 2011	56,391	0.58	30,190	0.31	(3,232)	(0.03)	26,959	0.28
September 30, 2011	55,342	0.51	27,877	0.26	12,023	0.11	39,900	0.37
December 31, 2011	67,263	0.61	36,508	0.33	27,984	0.26	64,492	0.59
March 31, 2012	95,623	0.84	58,072	0.51	(7,863)	(0.07)	50,209	0.44
June 30, 2012	102,682	0.82	64,227	0.52	(27,924)	(0.22)	36,303	0.29
September 30, 2012	123,636	0.76	74,027	0.46	(26,778)	(0.17)	47,249	0.29
December 31, 2012	166,035	0.85	99,216	0.51	(52,727)	(0.27)	46,489	0.24
March 31, 2013	120,195	0.53	59,585	0.26	(15,156)	(0.07)	44,429	0.20
June 30, 2013	166,470	0.68	92,096	0.38	(9,407)	(0.04)	82,689	0.34
September 30, 2013	161,034	0.62	82,337	0.32	(2,437)	(0.01)	79,900	0.31

(1)
Per share amounts are calculated using weighted average shares during period.

Note 16. Subsequent Events

        During the period from October 1, 2013 to November 4, 2013, we issued $56,771 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $55,739. In addition, we sold $8,158 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $8,005 with expected closing on November 7, 2013.

        During the period from October 1, 2013 to November 4, 2013, we sold 12,652,811 shares of our common stock at an average price of $11.21 per share, and raised $141,804 of gross proceeds, under the ATM Program. Net proceeds were $140,416 after commissions to the broker-dealer on shares sold and offering costs.

        On October 1, 2013, we made a $2,600 follow-on investment in Airmall, a leading developer and manager of airport retail operations.

        On October 2, 2013, we announced an increase of $20,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $587,500.

        On October 7, 2013, Evanta Ventures, Inc. repaid the $10,506 loan receivable to us.

        On October 11, 2013, we made a $5,846 follow-on senior debt and equity investment in CP Holdings of Delaware LLC, an energy services company based in western Oklahoma.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On October 11, 2013, we provided $25,000 in preferred equity for the recapitalization of Ajax Rolled Ring & Machine, Inc. After the financing, we received repayment of the $20,009 loan previously outstanding.

        On October 15, 2013, we made a secured debt investment of $2,000 in Digital Insight, a leading provider of digital banking software to financial institutions in the U.S. which allows financial institutions to offer a comprehensive, user friendly platform of products and services through the online and mobile channels. On the same day, we fully exited the deal and realized a gain of $20 on this investment.

        On October 15, 2013, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to an additional $5,000,000 of debt and equity securities.

        On October 16, 2013, we made a secured debt investment of $7,000 in Renaissance Learning, Inc., a leading provider of technology based school improvement and student assessment programs. On November 4, 2013, we fully exited the investment and realized a gain of $140 on this investment.

        On October 17, 2013, $19,730 of the Apidos CLO VIII, Ltd. subordinated notes were called.

        On October 22, 2013, we made an investment of $40,791 to purchase 85.05% of the subordinated notes in CIFC Funding 2013-IV, Ltd.

        On October 24, 2013, we issued 135,212 shares of our common stock in connection with the dividend reinvestment plan.

        On October 29, 2013, we made a $2,000 follow-on investment in APH.

        On October 30, 2013, we made a secured debt investment of $2,500 in Omnitracs, Inc., one of the world's largest providers of satellite and terrestrial-based connectivity and position location solutions to transportation and logistics companies. On the same day, we fully exited the deal and realized a gain of $25 on this investment.

        On October 30, 2013, we made a secured debt investment of $6,000 in The Petroleum Place, Inc. ("P2"), a provider of enterprise resource planning software focused on the oil & gas industry. On November 4, 2013, we fully exited this investment and realized a gain of $60 on this investment.

        On October 31, 2013, we sold $18,755 of the National Bankruptcy Services, LLC loan receivable. The loan receivable was sold at a discount, for which we realized a loss of $7,854.

        On November 1, 2013, P2 repaid the $22,000 second lien term loan receivable to us.

        On November 1, 2013, we made a $9,869 follow-on investment in APH, to acquire Bexley Apartment Houses, a multi-family residential property located in Marietta, Georgia. We invested $1,669 of equity and $8,200 of debt in APH.

        On November 4, 2013, we sold $2,000 of our $12,500 investment in Photonis Technologies SAS, recognizing a gain of $50 on the sale.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

(Unaudited)

(in thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On November 4, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110400 per share for April 2014 to holders of record on April 30, 2014 with a payment date of May 22, 2014;

  •
  $0.110425 per share for May 2014 to holders of record on May 30, 2014 with a payment date of June 19, 2014; and

  •
  $0.110450 per share for June 2014 to holders of record on June 30, 2014 with a payment date of July 24, 2014.

Filed Pursuant to Rule 497
Registration No. 333-190850

$5,000,000,000

PROSPECT CAPITAL CORPORATION

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

         We may offer, from time to time, in one or more offerings or series, together or separately, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, collectively, the Securities, to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

         We may offer shares of common stock, subscription rights, units, warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. At our 2012 annual meeting, held on December 7, 2012, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. We are currently seeking stockholder approval at our 2013 annual meeting, to be held on December 6, 2013, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering.

         Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC." As of October 10, 2013, the last reported sales price for our common stock was $11.07.

         Prospect Capital Corporation, or the Company, is a company that lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and is a non-diversified investment company within the meaning of the 1940 Act.

         Prospect Capital Management LLC, our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.

         Investing in our Securities involves a heightened risk of total loss of investment. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in "Risk Factors" beginning on page 12 of this prospectus.

         This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 44th Floor, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be a part of this prospectus. You may also obtain information about us from our website and the SEC's website (http://www.sec.gov).

         The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is October 15, 2013.

i

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading "Available Information" and the section under the heading "Risk Factors" before you make an investment decision.

PROSPECTUS SUMMARY

        The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

        Information contained or incorporated by reference in this prospectus may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "plans," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in "Risk Factors" and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.

        The terms "we," "us," "our," "Prospect," and "Company" refer to Prospect Capital Corporation; "Prospect Capital Management" or the "Investment Adviser" refers to Prospect Capital Management LLC, our investment adviser; and "Prospect Administration" or the "Administrator" refers to Prospect Administration LLC, our administrator.

The Company

        We are a financial services company that lends to and invests in middle market privately-held companies. In this prospectus, we use the term "middle-market" to refer to companies typically with annual revenues between $50 million and $2 billion.

        From our inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy, which consists of companies in the discovery, production, transportation, storage and use of energy resources as well as companies that sell products and services to, or acquire products and services from, these companies. Since then, we have widened our strategy to focus on other sectors of the economy and continue to broaden our portfolio holdings.

        We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act. We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

The Investment Adviser

        Prospect Capital Management, an affiliate of the Company, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Under an investment advisory and management agreement between us and Prospect Capital Management, or the Investment Advisory Agreement, we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance.

Our Investment Objective and Policies

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.

        We invest primarily in first and second lien senior loans and mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and our investments in CLOs are subordinated to senior loans and are generally unsecured. Our investments have generally ranged between $5 million and $250 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow as our capital base expands.

        We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, real estate and financial businesses.

        We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of such pools known as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans ("Senior Secured Loans") made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. Our potential investment in CLOs is limited by the 1940 Act to 30% of our portfolio. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.

The Offering

        We may offer, from time to time, in one or more offerings or series, together or separately, up to $5,000,000,000 of our Securities, which we expect to use initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objectives.

        Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

        We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock upon approval of our directors, including a majority of our independent directors, in certain circumstances. Our stockholders approved our ability to issue warrants, options or rights to acquire our common stock at our 2008 annual meeting of stockholders for an unlimited time period and in accordance with the 1940 Act which provides that the conversion or exercise price of such warrants, options or rights may be less than net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock. At our 2012 annual meeting, held on December 7, 2012, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of the stockholder approval. We are currently seeking stockholder approval at our 2013 annual meeting, to be held on December 6, 2013, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. See "Sales of Common Stock Below Net Asset Value" in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. We have no current intention of engaging in a rights offering, although we reserve the right to do so in the future.

        Set forth below is additional information regarding the offering of our Securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the credit facility is one-month LIBOR plus 275 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. See "Use of Proceeds."

Distributions

In June 2010, our Board of Directors approved a change in dividend policy from quarterly distributions to monthly distributions. Since that time, we have paid monthly distributions to the holders of our common stock and generally intend to continue to do so. The amount of the monthly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the month as a result of our deliberate planning or accounting reclassifications. Distributions in excess of our current and accumulated earnings and profits constitute a return of capital and will reduce the stockholder's adjusted tax basis in such stockholder's common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) while such returns are initially tax free, they will have the effect of reducing the basis such that when a stockholder sells its shares, it may be subject to additional tax even if the shares are sold for less than the original purchase price. After the adjusted basis is reduced to zero, these distributions will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See "Price Range of Common Stock," "Distributions" and "Material U.S. Federal Income Tax Considerations."

Taxation

We have qualified and elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must satisfy certain source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distributions" and "Material U.S. Federal Income Tax Considerations."

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, when we declare a dividend, the dividends are automatically reinvested in additional shares of our common stock, unless a stockholder specifically "opts out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market Symbol	PSEC

Anti-takeover provisions

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See "Description Of Our Capital Stock."

Management arrangements

Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator. For a description of Prospect Capital Management, Prospect Administration and our contractual arrangements with these companies, see "Business—Management Services—Investment Advisory Agreement," and "Business— Management Services—Administration Agreement."

Risk factors

Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. In addition, as a business development company, our portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of capital to operate and to grow and we seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution

We may offer, from time to time, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities on the terms to be determined at the time of the offering. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see "Plan of Distribution."

Fees and Expenses

        The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $2.3 billion. We do not intend to issue preferred stock during the year. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	3.00%
Offering expenses borne by the Company (as a percentage of offering price)(2)	0.20%
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	3.20%
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Management fees(5)	3.88%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	3.06%

Total advisory fees	6.94%

Total interest expense(7)	4.32%
Acquired Fund Fees and Expenses(8)	0.02%
Other expenses(9)	1.21%

Total annual expenses(6)(9)	12.49%

Example

        The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have borrowed $2.3 billion, that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$123.32	$293.98	$449.85	$782.94

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)
In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities, including any borrowed amounts for non-investment purposes, for which purpose we have not and have no intention of borrowing). Although we have no intent to borrow the entire amount available under our line of credit, assuming that we borrowed $2.3 billion, the 2% management fee of gross assets equals approximately 3.88% of net assets. Based on our borrowings as of October 10, 2013 of $1.6 billion, the 2% management fee of gross assets equals approximately 3.44% of net assets. See "Business— Management Services—Investment Advisory Agreement" and footnote 6 below.

(6)
Based on the incentive fee paid during our fiscal year ended June 30, 2013, all of which consisted of an income incentive fee. The capital gain incentive fee is paid without regard to pre-incentive fee income. For a more detailed discussion of the calculation of the two-part incentive fee, see "Management Services—Investment Advisory Agreement" in this prospectus.

(7)
On December 21, 2010, the Company issued $150.0 million in aggregate principal amount of 6.25% Convertible Senior Notes due 2015, which we refer to as the 2015 Notes. See "Business—General" and "Risk Factors—Risks Related to our Business" in the accompanying prospectus for more detail on the 2015 Notes. On February 18, 2011, the Company issued $172.5 million in aggregate principal amount of 5.5% Convertible Senior Notes due 2016, which we refer to as the 2016 Notes. Between January 30, 2012 and February 2, 2012, we repurchased $5.0 million of our 2016 Notes at a price of 97.5% of par, including commissions. The transactions resulted in us recognizing $10,000 of loss in the quarter ended March 31, 2012. See "Business—General" and "Risk Factors—Risks Related to our Business" in the accompanying prospectus for more detail on the 2016 Notes. On April 16, 2012, the Company issued $130.0 million in aggregate principal amount of 5.375% Convertible Senior Notes due 2017, which we refer to as the 2017 Notes. On August 14, 2012, the Company issued $200.0 million aggregate principal amount of 5.75% Convertible Senior Notes due 2018, which we refer to as the 2018 Notes. On December 21, 2012, the Company issued $200.0 million aggregate principal amount of 5.875% Convertible Senior Notes due 2019, which we refer to as the 2019 Notes. The 2015 Notes, 2016 Notes, 2017 Notes, 2018 Notes and 2019 Notes are referred to collectively as the Senior Convertible Notes. On May 1, 2012 the Company issued $100.0 million in aggregate principal amount of 6.95% Senior Notes due 2022, which we refer to as the 2022 Notes. On March 15, 2013 the Company issued $250.0 million in aggregate principal amount of 5.875% Senior Notes due 2023, which we refer to as the 2023 Notes. As of October 10, 2013, the Company has issued $0.5 billion in aggregate principal amount of our Prospect Capital InterNotes®. The Senior Convertible Notes, the 2022 Notes, the 2023 Notes and the Prospect Capital InterNotes® are referred to collectively as the Notes.

(8)
The Company's stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of June 30, 2013. When applicable, fees and expenses are based on historic fees and expenses for the investment companies and for those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies' prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on net assets of approximately $2.7 billion as of June 30, 2013.

(9)
"Other expenses" are based on estimated amounts for the current fiscal year. The amount shown above represents annualized expenses during our three months ended June 30, 2013 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. "Other expenses" does not include non-recurring expenses. See "Business—Management Services—Administration Agreement."

SELECTED CONDENSED FINANCIAL DATA

        You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus. Financial information below for the years ended June 30, 2013, 2012, 2011, 2010 and 2009 has been derived from the financial statements that were audited by our independent registered public accounting firm. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" starting on page 44 for more information.

	For the Year Ended June 30,
	2013	2012	2011	2010	2009
	(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Interest income	$435,455	$219,536	$134,454	$86,518	$62,926
Dividend income	82,705	64,881	15,092	15,366	22,793
Other income	58,176	36,493	19,930	12,675	14,762

Total investment income	576,336	320,910	169,476	114,559	100,481

Interest and credit facility expenses	(76,341)	(38,534)	(17,598)	(8,382)	(6,161)
Investment advisory expense	(151,031)	(82,507)	(46,051)	(30,727)	(26,705)
Other expenses	(24,040)	(13,185)	(11,606)	(8,260)	(8,452)

Total expenses	(251,412)	(134,226)	(75,255)	(47,369)	(41,318)

Net investment income	324,924	186,684	94,221	67,190	59,163

Realized and unrealized (losses) gains	(104,068)	4,220	24,017	(47,565)	(24,059)

Net increase in net assets from operations	$220,856	$190,904	$118,238	$19,625	$35,104

Per Share Data:
Net increase in net assets from operations(1)	$1.07	$1.67	$1.38	$0.33	$1.11
Distributions declared per share	$(1.28)	$(1.22)	$(1.21)	$(1.33)	$(1.62)
Average weighted shares outstanding for the period	207,069,971	114,394,554	85,978,757	59,429,222	31,559,905
Assets and Liabilities Data:
Investments	$4,172,852	$2,094,221	$1,463,010	$748,483	$547,168
Other assets	275,365	161,033	86,307	84,212	119,857

Total assets	4,448,217	2,255,254	1,549,317	832,695	667,025

Amount drawn on credit facility	124,000	96,000	84,200	100,300	124,800
Senior convertible notes	847,500	447,500	322,500	—	—
Senior unsecured notes	347,725	100,000	—	—	—
InterNotes®	363,777	20,638	—	—	—
Amount owed to related parties	6,690	8,571	7,918	9,300	6,713
Other liabilities	102,031	70,571	20,342	11,671	2,916

Total liabilities	1,791,723	743,280	434,960	121,271	134,429

Net assets	$2,656,494	$1,511,974	$1,114,357	$711,424	$532,596

Investment Activity Data:
No. of portfolio companies at period end	124	85	72	58	30
Acquisitions	$3,103,217	$1,120,659	$953,337	$364,788 (2)	$98,305
Sales, repayments, and other disposals	$931,534	$500,952	$285,562	$136,221	$27,007
Total return based on market value(3)	6.2%	27.2%	17.2%	17.7%	(18.6)%
Total return based on net asset value(3)	10.9%	18.0%	12.5%	(6.8)%	(0.6)%
Weighted average yield at end of period(4)	13.6%	13.9%	12.8%	16.2%	14.6%

(1)
Per share data is based on average weighted shares for the period.

(2)
Includes $207,126 of acquired portfolio investments from Patriot Capital Funding, Inc.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

(4)
Excludes equity investments and non-performing loans.

RISK FACTORS

        Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities, and warrants, if any are outstanding, may decline, and you may lose all or part of your investment.

Risks Relating to Our Business

Capital markets could experience a period of disruption and instability. Such market conditions have historically and could again have a material and adverse effect on debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on our business and operations.

        The global capital markets have historically experienced an extended period of instability as evidenced by the periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the U.S. federal government and foreign governments during such period, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent market conditions have improved, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions repeat themselves or worsen in the future, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. At our annual meeting of stockholders held on December 7, 2012, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. It should be noted that, theoretically, we may offer up to 25% of our then outstanding common stock each day. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as calculated in accordance with the Investment Company Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

        Moreover, the re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness under similar terms and any failure to do so could have a material adverse effect on our business.

        Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse impact on our business, financial condition or results of operations.

        The current financial market situation, as well as various social and political tensions in the United States and around the world, particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain, and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and we may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

We may suffer credit losses.

        Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently been experiencing. See "Risks Related to Our Investments."

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

        Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and we have been organized as a closed-end investment company since April 13, 2004. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on the Investment Adviser's ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser's structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we continue to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a materially adverse effect on our business, financial condition and results of operations.

We are dependent upon Prospect Capital Management's key management personnel for our future success.

        We depend on the diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser's access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow.

We operate in a highly competitive market for investment opportunities.

        A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

        We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring.

        We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

        Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

Changes in interest rates may affect our cost of capital and net investment income.

        A portion of the debt investments we make bears interest at fixed rates and other debt investments bear interest at variable rates with floors and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations.

We need to raise additional capital to grow because we must distribute most of our income.

        We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our status as a regulated investment company, or RIC, for U.S. federal income tax purposes. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we generally may not borrow money or issue debt securities or issue preferred stock unless immediately thereafter our ratio of total assets to total borrowings and other senior securities is at least 200%. This may restrict our ability to obtain additional leverage in certain circumstances.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we hold, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our most recent NAV was calculated on June 30, 2013 and our NAV when calculated effective September 30, 2013 and thereafter may be higher or lower.

        Our most recently estimated NAV per share is $10.75 on an as adjusted basis solely to give effect to our issuance of common stock since June 30, 2013 in connection with our dividend reinvestment plan, shares issued in connection with investment transactions, and our issuance of 26,733,617 shares of common stock during the period from July 1, 2013 to October 10, 2013 (including shares with settlement dates through October 16, 2013) under our at-the-market program (the "ATM Program"), $0.03 higher than the $10.72 determined by us as of June 30, 2013. NAV per share as of September 30, 2013 may be higher or lower than $10.75 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to June 30, 2013. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Investment Adviser, the Administrator and the Audit Committee of our Board of Directors.

The Investment Adviser's liability is limited under the Investment Advisory Agreement, and we are required to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

        The Investment Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board of Directors in declining to follow the Investment Adviser's advice or recommendations. Pursuant to the Investment Advisory Agreement, the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of the Investment Adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory Agreement. These protections may lead the Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Potential conflicts of interest could impact our investment returns.

        Our executive officers and directors, and the executive officers of the Investment Adviser, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

        In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management, and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

        The Investment Adviser receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Prospect Capital Management. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Prospect Capital Management will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may adjust the hurdle rate by amending the Investment Advisory Agreement.

        The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, Prospect Capital Management is not required to reimburse us for any such income incentive fee payments. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Prospect Capital Management to the extent that it may encourage Prospect Capital Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

        We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name "Prospect Capital." Under the license agreement, we have the right to use the "Prospect Capital" name for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

Our incentive fee could induce Prospect Capital Management to make speculative investments.

        The incentive fee payable by us to Prospect Capital Management may create an incentive for the Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The incentive fee payable by us to Prospect Capital Management could create an incentive for the Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash in the event of default may never receive.

We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.

        The Investment Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our pre-incentive fee net investment income if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

The Investment Adviser and Administrator have the right to resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.

        The Investment Adviser and Administrator have the right, under the Investment Advisory Agreement and Administration Agreement, respectively, to resign at any time upon not less than 60 days' written notice, whether we have found a replacement or not. If the Investment Adviser or Administrator resigns, we may not be able to find a replacement or hire internal management or administration with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities or our internal administration activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates or the Administrator and its affiliates. Even if we are able to retain comparable management or administration, whether internal or external, the integration of such management or administration and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations, could negatively affect the profitability of our operations or of our portfolio companies.

        We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and The NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.

Foreign and domestic political risk may adversely affect our business.

        We are exposed to political risk to the extent that Prospect Capital Management, on its behalf and subject to its investment guidelines, transacts in securities in the U.S. and foreign markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on our strategy.

Risks Relating to Our Operation as a Business Development Company

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

        As a BDC, we may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.

        To maintain our qualification for U.S. federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, and obtain RIC tax treatment, we must meet certain source of income, asset diversification and annual distribution requirements.

        The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in "qualified publicly traded partnerships," as defined in the Code.

        The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax on all of our taxable income.

        To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

        If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes would substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a materially adverse effect on us and our stockholders. For additional information regarding asset coverage ratio and RIC requirements, see "Material U.S. Federal Income Tax Considerations" and "Business—Regulation as a Business Development Company".

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such amounts could be significant relative to our overall investment activities. We also may be required to include in taxable income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio currently includes, and we may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.

        The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

        Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty distributing at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, as required to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See "Material U.S. Federal Income Tax Considerations" and "Business—Regulation as a Business Development Company".

Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

        We have incurred indebtedness under our revolving credit facility and through the issuance of the Notes and, in the future, may issue preferred stock or debt securities and/or borrow additional money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends in cash or other property and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness or otherwise increase our net assets. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.

        As a BDC regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share without stockholder approval. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.

        To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under our revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.

        Alternatively, we may securitize our future loans to generate cash for funding new investments. See "Securitization of our assets subjects us to various risks."

Securitization of our assets subjects us to various risks.

        We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company such as us (sometimes referred to as an "originator" or "sponsor") transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a "special purpose entity" or SPE), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.

        An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator's bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.

        In accordance with the above description, to securitize loans, we may create a wholly owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans and such loans may or may not be rated. The SPE would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

        Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPEs portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.

        If the SPE is not consolidated with us, our only interest will be the value of our retained subordinated interest and the income allocated to us, which may be more or less than the cash we receive from the SPE, and none of the SPEs liabilities will be reflected as our liabilities. If the assets of the SPE are not consolidated with our assets and liabilities, then our interest in the SPE may be deemed not to be a qualifying asset for purposes of determining whether 70% of our assets are qualifying assets and the leverage incurred by such SPE may or may not be treated as borrowings by us for purposes of the requirement that we not issue senior securities in an amount in excess of our net assets.

        We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with the SEC, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.

        The Investment Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce our assets for purposes of determining its investment advisory fee although in some circumstances the Investment Adviser may be paid certain fees for managing the assets of the SPE so as to reduce or eliminate any potential bias against securitizations.

Our ability to invest in public companies may be limited in certain circumstances.

        As a BDC, we must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.

Risks Relating to Our Investments

We may not realize gains or income from our investments.

        We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See "Business—Our Investment Objective and Policies".

Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

        A large percentage of our portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from the Investment Adviser, our Administrator, a third party independent valuation firm and our Audit Committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

        In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets experienced during the recent financial crises resulted in significant net unrealized depreciation in our portfolio in the past. The effect of all of these factors on our portfolio reduced our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may continue to suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations. We have no policy regarding holding a minimum level of liquid assets. As such, a high percentage of our portfolio generally is not liquid at any given point in time. See "The lack of liquidity may adversely affect our business."

Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Our investments in prospective portfolio companies may be risky and we could lose all or part of our investment.

        Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

        In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment;

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  they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of the Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If the Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on our portfolio company and, in turn, on us;

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  they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  they may have difficulty accessing the capital markets to meet future capital needs;

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  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

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  increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.

        In addition, our executive officers, directors and the Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

        We make investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or the Investment Adviser has or could be deemed to have material non-public information regarding such business entity.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

        We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns and in recent years has significantly under performed relative to fixed income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

        There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

        Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

        We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Prospect Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Prospect Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

        Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing "first out" and "last out" structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

        When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

        Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our portfolio contains a limited number of portfolio companies, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

        A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.

        We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

We may be unable to invest the net proceeds raised from offerings and repayments from investments on acceptable terms, which would harm our financial condition and operating results.

        Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings and repayments from investments in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

We may have limited access to information about privately held companies in which we invest.

        We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of the Investment Adviser's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.

We may not be able to fully realize the value of the collateral securing our debt investments.

        Although a substantial amount of our debt investments are protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

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  our debt investments may be in the form of mezzanine loans, therefore our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral;

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  the collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan;

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  bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process;

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  our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

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  the need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received; and

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  some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates potential investments in securities of foreign companies, including those located in emerging market countries. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such risks are more pronounced in emerging market countries.

        Although currently all of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may expose ourselves to risks if we engage in hedging transactions.
        We may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Furthermore, our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC.

        The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies. The Company has no current intention of engaging in any of the hedging transaction described above, although it reserves the right to do so in the future.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to us and could impair the value of our stockholders' investment.

        Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause stockholders to lose all or part of their investment.

Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.

        We invest in CLOs. Generally, there may be less information available to us regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our CLO investments are subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans.

        CLOs typically will have no significant assets other than their underlying Senior Secured Loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, net of all management fees and other expenses. Payments to us as a holder of CLO junior securities are and will be made only after payments due on the senior secured notes, and, where appropriate, the junior secured notes, have been made in full. This means that relatively small numbers of defaults of Senior Secured Loans may adversely impact our returns.

Our CLO investments are exposed to leveraged credit risk.

        Generally, we are in a subordinated position with respect to realized losses on the Senior Secured Loans underlying our investments in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of Senior Secured Loan defaults. CLO investments represent a leveraged investment with respect to the underlying Senior Secured Loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying Senior Secured Loans, which are subject to credit, liquidity and interest rate risk.

There is the potential for interruption and deferral of cashflow from CLO investments.

        If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to Senior Secured Loan defaults, then cashflow that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional Senior Secured Loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our CLO investment strategy involves investments in foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor's rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact our returns.

        We may invest in CLO investments where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.

The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.

        There can be no assurance that for any CLO investment, in the event that any of the Senior Secured Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Senior Secured Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Senior Secured Loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.

Our CLO investments are subject to prepayments and calls, increasing re-investment risk.

        Our CLO investments and/or the underlying senior secured loans may be prepaid more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control, and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.

        Furthermore, our CLO investments generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the "non-call period").

        The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.

        Early prepayments and/or the exercise of a call option other than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.

We have limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which we invest.

        We may not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying our CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to our preferences.

We have limited control of the administration and amendment of any CLO in which we invest.

        The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.

Senior Secured Loans of CLOs may be sold and replaced resulting in a loss to us.

        The Senior Secured Loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.

        We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and therefore, the prices of the CLOs, will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

        The investments we make in CLOs are thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying Senior Secured Loans will not be adequate to make interest or other payments; (ii) the quality of the underlying Senior Secured Loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.

        Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Secured Loans underlying the CLOs in which we invest.

Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.

        The Senior Secured Loans underlying our CLO investments typically are rated non-investment grade and, in limited circumstances, are unrated. Non-investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.

We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.

        We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we are not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities.

As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.

Risks Relating To Our Securities

Our credit ratings may not reflect all risks of an investment in our debt securities.

        Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities. Our debt securities are rated by Standard & Poors.

Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.

        We currently use our revolving credit facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of our portfolio investments. We also have the Senior Notes outstanding, which are a form of leverage and are senior in payment rights to our common stock.

        With certain limited exceptions, as a business development company, or a BDC, we are only allowed to borrow amounts or otherwise issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or other issuance. The amount of leverage that we employ will depend on the Investment Adviser's and our Board of Directors' assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, any of which could adversely affect our business, financial condition and results of operations, including the following:

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  A likelihood of greater volatility in the net asset value and market price of our common stock;

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  Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

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  The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

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  Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

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  Convertible or exchangeable securities, such as the Senior Convertible Notes outstanding or those issued in the future may have rights, preferences and privileges more favorable than those of our common stock;

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  Subordination to lenders' superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds will be distributed to our stockholders;

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  Making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

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  The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the credit agreement and each indenture governing the Notes, which event of default could result in all or some of our debt becoming immediately due and payable;

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  Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

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  The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

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  Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

        For example, the amount we may borrow under our revolving credit facility is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our net asset value and also make it difficult for the net asset value to recover. The Investment Adviser and our Board of Directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

        In addition, our ability to meet our payment and other obligations of the Notes and our credit facility depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of interest expense. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $4.4 billion in total assets, (ii) an average cost of funds of 5.63%, (iii) $1.7 billion in debt outstanding and (iv) $2.7 billion of shareholders' equity.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Stockholder	(19.8)%	(11.7)%	(3.5)%	4.6%	12.7%

        The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.

The Senior Convertible Notes, the 2022 Notes and the 2023 Notes present other risks to holders of our common stock, including the possibility that such Notes could discourage an acquisition of the Company by a third party and accounting uncertainty.

        Certain provisions of the Senior Convertible Notes, the 2022 Notes and the 2023 Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Senior Convertible Notes, the 2022 Notes and the 2023 Notes will have the right, at their option, to require us to repurchase all of their Senior Convertible Notes, the 2022 Notes and the 2023 Notes or any portion of the principal amount of such Senior Convertible Notes, the 2022 Notes and the 2023 Notes in integral multiples of $1,000, in the case of the Senior Convertible Notes and the 2023 Notes, and $25, in the case of the

2022 Notes. We may also be required to increase the conversion rate or provide for conversion into the acquirer's capital stock in the event of certain fundamental changes with respect to the Senior Convertible Notes. These provisions could discourage an acquisition of us by a third party.

        The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

        Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

        Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

        The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

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  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

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  restrictions on our ability to incur liens; and

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  maintenance of a minimum level of stockholders' equity.

        As of June 30, 2013, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.

Failure to extend our existing credit facility, the revolving period of which is currently scheduled to expire on March 27, 2015, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.

        The revolving period for our credit facility with a syndicate of lenders is currently scheduled to terminate on March 27, 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due if required by the lenders. If the credit facility is not renewed or extended by the participant banks by March 27, 2015, we will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable on March 27, 2017. At June 30, 2013 we had $124.0 million of outstanding borrowings under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 275 basis points with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The credit facility requires us to pledge assets as collateral in order to borrow under the credit facility. If we are unable to extend our facility or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding under the facility during the two-year term-out period through one or more of the following: (1) principal collections on our securities pledged under the facility, (2) at our option, interest collections on our securities pledged under the facility and cash collections on our securities not pledged under the facility, or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position and may force us to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, our stock price could decline significantly, we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.

Failure to refinance our existing Senior Notes, could have a material adverse effect on our results of operations and financial position.

        Our Senior Notes mature at various dates from December 15, 2015 to June 15, 2043. If we are unable to refinance our Senior Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity under the facility during the two-year term-out period through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional common stock or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position. In addition, our stock price could decline significantly; we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.

The trading market or market value of our publicly issued debt securities may fluctuate.

        Our publicly issued debt securities may or may not have an established trading market. We cannot assure our noteholders that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

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  the time remaining to the maturity of these debt securities;

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  the outstanding principal amount of debt securities with terms identical to these debt securities;

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  the ratings assigned by national statistical ratings agencies;

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  the general economic environment;

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  the supply of debt securities trading in the secondary market, if any;

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  the redemption or repayment features, if any, of these debt securities;

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  the level, direction and volatility of market interest rates generally; and

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  market rates of interest higher or lower than rates borne by the debt securities.

        Our noteholders should also be aware that there may be a limited number of buyers when they decide to sell their debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect our noteholders return on any debt securities that we may issue.

        If our noteholders' debt securities are redeemable at our option, we may choose to redeem their debt securities at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In addition, if our noteholders' debt securities are subject to mandatory redemption, we may be required to redeem their debt securities also at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In this circumstance, our noteholders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as their debt securities being redeemed.

Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

        Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of our common stock will trade at, above, or below net asset value. In the recent past, including during much of 2009, the stocks of BDCs as an industry, including at times shares of our common stock, traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2012 annual meeting of stockholders held on December 7, 2012, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following December 7, 2012. It should be noted that, theoretically, we may offer up to 25% of our then outstanding common stock each day.

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and investors in our debt securities may not receive all of the interest income to which they are entitled.

        We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

        In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

        The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

Investing in our securities may involve a high degree of risk and is highly speculative.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

        All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our Senior Convertible Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

If we sell shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

        At our 2012 annual meeting of stockholders held on December 7, 2012, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following December 7, 2012. It should be noted that, theoretically, we may offer up to 25% of our then outstanding common stock each day. The issuance or sale by us of shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. We have sold shares of our common stock at prices below net asset value per share in the past and may do so to the future. We have not sold any shares of our common stock at prices below net asset value per share since July 18, 2011.

Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. Subject to certain limited exceptions, we are prohibited from buying or selling any security or other property from or to the Investment Adviser and its affiliates and persons with whom we are in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.

        We and Priority Senior Secured Income Fund, Inc., Pathway Energy Infrastructure Fund, Inc., Prospect Capital Funding LLC, Prospect Capital Management LLC, Priority Senior Secured Income Management, LLC and Pathway Energy Infrastructure Management, LLC have submitted an exemptive application to the SEC to permit us to participate in negotiated co-investments with other funds managed by Prospect Capital Management LLC, Priority Senior Secured Income Management, LLC or Pathway Energy Infrastructure Management, LLC or affiliated advisers in a manner consistent with our investment objective, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to the conditions therein. However, there is no assurance that we will obtain such exemptive relief.

The market price of our securities may fluctuate significantly.

        The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

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  price and volume fluctuations in the overall stock market from time to time;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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  loss of RIC qualification;

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  changes in earnings or variations in operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of one or more of Prospect Capital Management's key personnel;

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  operating performance of companies comparable to us;

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  short-selling pressure with respect to shares of our common stock or BDCs generally;

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  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Unsecured Notes;

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  uncertainty surrounding the strength of the U.S. economic recovery;

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  concerns regarding European sovereign debt;

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  changes in prevailing interest rates;

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  litigation matters;

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  general economic trends and other external factors; and

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  loss of a major funding source.

In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has, from time to time, been brought against that company.

        If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

        We have made and intend to continue to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        Our charter and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for our stockholders or otherwise be in their best interest. These provisions may prevent stockholders from being able to sell shares of our common stock at a premium over the current of prevailing market prices.

        Our charter provides for the classification of our Board of Directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our Board of Directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

        Our Board of Directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of common stock that we have authority to issue, which could have the effect of diluting a stockholder's ownership interest. Prior to the issuance of shares of common stock of each class or series, including any reclassified series, our Board of Directors is required by our governing documents to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

        Our charter and bylaws also provide that our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

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  The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an "interested stockholder" (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations; and

  •
  The Maryland Control Share Acquisition Act, which provides that "control shares" of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors, as described more fully below) acquired in a "control share acquisition" (defined as the direct or indirect acquisition of ownership or control of "control shares") have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

        The provisions of the Maryland Business Combination Act will not apply, however, if our Board of Directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. There can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.

        As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our Board of Directors at any time in the future, provided that we will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision. However, as noted above, the SEC has recently taken the position that the Maryland Control Share Acquisition Act is inconsistent with the 1940 Act and may not be invoked by a BDC. It is the view of the staff of the SEC that opting into the Maryland Control Share Acquisition Act would be acting in a manner inconsistent with section 18(i) of the 1940 Act.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

        In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

        In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

We may in the future choose to pay dividends in our own stock, in which case our stockholders may be required to pay tax in excess of the cash they receive.

        We may distribute taxable dividends that are payable in part in our stock. The IRS has issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts if certain requirements are satisfied, and we have received such a ruling permitting us to declare such taxable cash/stock dividends, up to 80% in stock, with respect to our taxable years ending August 31, 2012 and August 31, 2013. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Stockholder (as defined in "Material U.S. Federal Income Tax Considerations") may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g. broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of its stock at the time of the sale. Furthermore, with respect to Non-U.S. Stockholders (as defined in "Material U.S. Federal Income Tax Considerations"), we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock. It is unclear whether and to what extent we will be able to pay dividends in cash and our stock.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(All figures in this section are in thousands except share, per share and other data)

        The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus or incorporated by reference into this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Forward-Looking Statements" appearing elsewhere herein.

Note on Forward Looking Statements

        Some of the statements in this section of the prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained herein involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        We generally use words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act.

        We have based the forward-looking statements included in herein on information available to us on the date of this document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Overview

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        We currently have seven origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, and (7) investments in syndicated debt. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.

        Lending in Private Equity Sponsored Transactions—We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or mezzanine loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. This strategy has represented approximately 50%-60% of our business.

        Lending Directly to Companies—We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. This strategy generally has comprised approximately 10%-15% of our business.

        Control Investments in Corporate Operating Companies—This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. We provide certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.

        Control Investments in Financial Companies—This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, subprime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC-compliant partnership, enhancing returns. This strategy has comprised approximately 10%-15% of our business.

        Investments in Structured Credit—We make investments in CLOs, generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has represented 10%-20% of the portfolio.

        Real Estate Investments—We make investments in real estate through our wholly-owned tax-efficient real estate investment trust ("REIT"), American Property Holding Corp. ("APHC"). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. We partner with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has represented less than 5% of our business.

        Investments in Syndicated Debt—On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has represented approximately 5%-10% of the portfolio.

        We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B depending on the tranche.

        We seek to be a long-term investor with our portfolio companies. The aggregate value of our portfolio investments was $4,172,852 and $2,094,221 as of June 30, 2013 and June 30, 2012, respectively. During the year ended June 30, 2013, our net cost of investments increased by $2,156,465, or 102.7%, as a result of 68 new investments, 25 follow-on investments and several revolver advances of $3,043,531, accrued of payment-in-kind interest of $10,947, structuring fees of $52,699 and amortization of discounts and premiums of $11,016, while we received full repayment on 23 investments, sold ten investments, impaired one investment, and received several partial prepayments, amortization payments and a revolver repayment, totaling $931,534.

        Compared to the end of last fiscal year (ended June 30, 2012), net assets increased by $1,144,520, or 75.7% during the year ended June 30, 2013, from $1,511,974 to $2,656,494. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $1,179,084, dividend reinvestments of $16,087, and $220,856 from operations. These increases, in turn, were offset by $271,507 in dividend distributions to our stockholders. The $220,856 increase in net assets resulting from operations is net of the following: net investment income of $324,924, net realized loss on investments of $26,234, and a decrease in net assets due to changes in net unrealized depreciation of investments of $77,834.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Fourth Quarter Highlights

Investment Transactions

        On April 1, 2013, we refinanced our existing $18,635 of subordinated loans to Ajax Rolled Ring & Machine, Inc. ("Ajax"), increasing the size of our debt investment to $38,537. Concurrent with the refinancing, we received repayment of the $18,635 subordinated loans that were previously outstanding. The subordinated unsecured term loan bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 6.0% and has a final maturity of March 30, 2018.

        On April 15, 2013, assets previously held by H&M were assigned to Wolf in exchange for a $66,000 term loan secured by the assets. Our cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and is equal to the fair value of assets at the time of transfer and we recorded a realized loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf sold certain of the assets that had been previously held by H&M that were located in Martin County to Hibernia for $66,000. Proceeds from the sale were primarily used to repay the loan and NPI receivable due to us and we recognized as a realized gain of $11,826 partially offsetting the previously recorded loss. We received $3,960 of structuring and advisory fees from Wolf during the year ended June 30, 2013 related to the sale and $991 under the NPI agreement which was recognized as other income during the fiscal year ended June 30, 2013.

        On April 17, 2013, we made an investment of $43,650 to purchase 97% of the subordinated notes in Mountain View CLO 2013-I Ltd. ("Mountain View").

        On April 22, 2013, we provided $34,375 of senior secured financing, of which $31,875 was funded at closing, to support the acquisition of Pegasus Business Intelligence, LP ("Pegasus"), the world's largest processor of commissions paid by hotels to travel agencies for room booking services. The $15,938 Term Loan A note bears interest in cash at the greater of 6.75% or Libor plus 5.5% and has a final maturity of April 18, 2018. The $15,938 Term Loan B note bears interest in cash at the greater of 13.75% or Libor plus 12.5% and has a final maturity of April 18, 2018. The $2,500 senior secured revolver, which was unfunded at closing, bears interest in cash at the greater of 9.0% or Libor plus 7.75% and has a final maturity of April 18, 2014.

        On April 25, 2013, we made an investment of $26,000 to purchase 50.9% of the subordinated notes in Brookside Mill CLO Ltd. ("Brookside").

        On April 30, 2013, we made a $21,247 follow-on investment in APH, to acquire Lofton Place Apartments and Vista at Palma Sola, multi-family residential properties located in Florida. We invested $3,247 of equity and $18,000 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

        On April 30, 2013, we sold our investment in Fischbein, LLC ("Fischbein") for net proceeds of $3,168, recognizing a realized gain of $2,293 on the sale. In addition, there is $310 being held in escrow which will be recognized as additional gain if and when received.

        On May 8, 2013, we made a $6,119 follow-on investment in APH, to acquire Arlington Park, a multi-family residential property located in Marietta, Georgia. We invested $2,119 of equity and $4,000 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

        On May 9, 2013, we provided a $55,000 senior secured credit facility to support the recapitalization of Sandow Media, LLC ("Sandow"), a provider of multimedia content and services to businesses and consumers focused on the areas of design and luxury. The senior secured first lien loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and interest payment in kind of 1.5% and has a final maturity of May 8, 2018.

        On May 10, 2013, we provided $150,000 of secured second lien financing to support the recapitalization of Arctic Glacier, Inc. ("Arctic Glacier"), a leading producer, marketer, and distributor of high-quality packaged ice to consumers in the United States and Canada. After the financing, we received repayment of $86,982 of subordinated unsecured term loan previously outstanding. The senior secured second lien loan bears interest in cash at the greater of 11.25% or Libor plus 10.0% and has a final maturity of November 10, 2019.

        On May 14, 2013, we provided $4,000 of senior secured financing to SourceHOV, LLC ("SourceHOV"), a leading provider of business and knowledge process outsourcing. The second lien term loan bears interest in cash at the greater of 8.75% or Libor plus 7.5% and has a final maturity of

April 30, 2019. On June 13, 2013, we sold our $4,000 investment in SourceHOV and realized a gain of $40 on this investment.

        On May 16, 2013, Out Rage, LLC ("Out Rage") repaid the $11,836 loan receivable to us.

        On May 23, 2013, Snacks Holding Corporation ("Snacks Holding") repaid the $15,366 loan receivable to us.

        On May 31, 2013, we made a follow-on secured second lien debt investment of $7,190 in Injured Workers Pharmacy LLC ("IWP"), a specialty pharmacy services company. The secured second lien loan bears interest in cash at the greater of 11.5% or Libor plus 7.0% and interest payment in kind of 1.0% and has a final maturity of May 31, 2019.

        On June 3, 2013, Nobel Learning Communities, Inc. ("Nobel") repaid the $15,262 loan receivable to us.

        On June 4, 2013, Springs Window Fashions, LLC ("Springs") repaid the $35,000 loan receivable to us.

        On June 11, 2013, we provided $115,000 of senior secured financing to CI Holdings ("Transplace"), a third-party logistics company that services many of the largest shippers in the world. The senior secured first lien loan bears interest in cash at the greater of 10.0% or Libor plus 5.0% and has a final maturity of June 11, 2019.

        On June 11, 2013, we provided $7,000 of secured second lien financing to Armor Holding II LLC ("AST"), a leading North American third-party provider of share registry and associated value added services to shareholders on behalf of listed public companies. The second lien loan bears interest in cash at the greater of 9.25% or Libor plus 8.0% and has a final maturity of December 26, 2020.

        On June 12, 2013, we made a $23,250 follow-on investment in R-V Industries, Inc. ("R-V"). The senior subordinated note bears interest in cash at the greater of 10.0% or Libor plus 9.0% and has a final maturity of June 12, 2018.

        On June 14, 2013, we sold our $10,000 investment in Transaction Networks Services, Inc. ("TNS") and realized a gain of $117 on this investment.

        On June 18, 2013, we served as sole agent and provider of $70,000 senior secured financing, of which $65,643 was funded at closing, to support the recapitalization of Traeger Pellet Grills LLC ("Traeger"), a leading designer, marketer, and distributor of wood pellet grills, flavored wood pellets, and grill accessories. The $30,000 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 4.5% and has a final maturity of June 18, 2018. The $30,000 Term Loan B note bears interest in cash at the greater of 11.5% or Libor plus 9.5% and has a final maturity of June 18, 2018. The $10,000 senior secured revolver, of which $5,643 was drawn at closing, bears interest in cash at the greater of 9.0% or Libor plus 7.0% and has a final maturity of June 18, 2014.

        On June 24, 2013, we made a $76,533 follow-on investment in APH, to acquire Arium Resort (f/k/a The Resort at Pembroke Pines), a prominent multi-family residential community located in Pembroke Pines, Florida. We invested $13,533 of equity and $63,000 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

        On June 25, 2013, we made an investment of $26,500 to purchase 84.13% of the subordinated notes in LCM XIV CLO Ltd. ("LCM XIV").

        On June 27, 2013, we provided $11,000 of secured second lien financing to Blue Coat Systems, Inc. ("Blue Coat"), a leading provider of web security and wide area network (WAN) optimization solutions. The second lien note bears interest in cash at the greater of 9.5% or Libor plus 8.5% and has a final maturity of June 28, 2020.

        On June 27, 2013, we made a follow-on secured debt investment of $87,500 to support the recapitalization of Progrexion Holdings, Inc. ("Progrexion"). After the financing, we now hold $241,033 of senior secured debt of Progrexion. The senior secured first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.

        On June 28, 2013, Sandow repaid $30,100 of the $55,000 loan receivable to us. After the repayment, we now hold $24,900 of senior secured debt of Sandow.

        On June 28, 2013, we made a $1,000 follow-on investment in Ajax. The subordinated unsecured term loan bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 6.0% and has a final maturity of March 30, 2018.

        On June 28, 2013, we made an $18,000 secured debt follow-on investment in New Star Metals, Inc. ("New Star"), a provider of specialized processing services to the steel industry. The senior subordinated term loan bears interest in cash at 11.5% and interest payment in kind of 1.0% and has a final maturity of February 2, 2018.

        In June 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair market value.

Equity Issuance

        During the period from April 1, 2013 to May 31, 2013, we sold 8,836,237 shares of our common stock at an average price of $10.92 per share, and raised $96,476 of gross proceeds, under the ATM Program. Net proceeds were $95,474 after commissions to the broker-dealer on shares sold and offering costs. No additional shares were sold from June 1, 2013 to June 30, 2013.

        On April 18, 2013, May 23, 2013 and June 20, 2013, we issued 138,087, 117,497 and 117,107 shares of our common stock in connection with the dividend reinvestment plan, respectively.

Dividend

        On May 6, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110125 per share for May 2013 to holders of record on May 31, 2013 with a payment date of June 20, 2013;

  •
  $0.110150 per share for June 2013 to holders of record on June 28, 2013 with a payment date of July 18, 2013;

  •
  $0.110175 per share for July 2013 to holders of record on July 31, 2013 with a payment date of August 22, 2013; and

  •
  $0.110200 per share for August 2013 to holders of record on August 30, 2013 with a payment date of September 19, 2013.

        On June 17, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110225 per share for September 2013 to holders of record on September 30, 2013 with a payment date of October 24, 2013;

  •
  $0.110250 per share for October 2013 to holders of record on October 31, 2013 with a payment date of November 21, 2013;

  •
  $0.110275 per share for November 2013 to holders of record on November 29, 2013 with a payment date of December 19, 2013; and

  •
  $0.110300 per share for December 2013 to holders of record on December 31, 2013 with a payment date of January 23, 2014.

Debt Issuance

        During the quarter ended June 30, 2013, we issued $164,376 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $159,983, as follows:

Date of Issuance	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date
April 4, 2013 - April 25, 2013	$29,528	4.50% - 5.00%	4.96%	April 15, 2020
April 4, 2013 - April 25, 2013	264	3.78% - 3.78%	3.78%	April 15, 2023
April 4, 2013 - April 25, 2013	5,164	4.63% - 5.50%	5.34%	April 15, 2031
April 4, 2013 - April 25, 2013	12,280	6.00%	6.00%	April 15, 2043
May 2, 2013 - May 31, 2013	42,482	5.00%	5.00%	May 15, 2020
May 2, 2013 - May 31, 2013	10,000	5.00%	5.00%	May 15, 2028
May 2, 2013 - May 31, 2013	7,548	5.75%	5.75%	May 15, 2031
May 2, 2013 - May 31, 2013	33,641	6.25%	6.25%	May 15, 2043
June 6, 2013 - June 27, 2013	9,905	5.00% - 5.25%	5.04%	June 15, 2020
June 6, 2013 - June 27, 2013	5,000	5.00%	5.00%	June 15, 2028
June 6, 2013 - June 27, 2013	1,707	5.75% - 6.00%	5.85%	June 15, 2031
June 6, 2013 - June 27, 2013	6,857	6.25% - 6.50%	6.31%	June 15, 2043

	$164,376

Investment Holdings

        As of June 30, 2013, we continue to pursue our diversified investment strategy. At June 30, 2013, approximately $4,172,852 or 157.1% of our net assets are invested in 124 long-term portfolio investments and CLOs and 5.4% of our net assets are invested in money market funds.

        During the year ended June 30, 2013, we originated $3,103,217 of new investments. Our origination efforts are focused primarily on secured lending, to reduce the risk in the portfolio, investing primarily in first lien loans, and subordinated notes in CLOs, though we also continue to close select junior debt and equity investments. In addition to targeting investments senior in corporate capital structures with our new originations, we have also increased our origination business mix of third party private equity sponsor owned companies, which tend to have more third party equity capital supporting our debt investments than non-sponsor transactions. Our annualized current yield was 13.9% and 13.6% as of June 30, 2012 and June 30, 2013, respectively, across all performing interest bearing investments. The decrease in our current yield is primarily due to recent originations being at lower yields than the existing portfolio. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.

        We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of the investee company.

        As of June 30, 2013, we own controlling interests in AIRMALL USA, Inc. ("AIRMALL"), Ajax, APH, AWCNC, LLC, Borga, Inc., CCPI Holdings, Inc. ("CCPI"), Credit Central Holdings of Delaware, LLC ("Credit Central"), Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Holdings of Delaware, LLC ("First Tower Delaware"), Manx Energy, Inc. ("Manx"), Nationwide Acceptance Holdings, LLC ("Nationwide"), NMMB Holdings, Inc. ("NMMB"), R-V Industries, Inc. ("R-V"), The Healing Staff, Inc. ("THS"), Valley Electric Holdings I, Inc. ("Valley Electric") and Wolf Energy Holdings, Inc. ("Wolf"). We also own an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork) ("Biotronic"), Boxercraft Incorporated ("Boxercraft") and Smart, LLC.

        The following is a summary of our investment portfolio by level of control at June 30, 2013 and June 30, 2012, respectively:

	June 30, 2013				June 30, 2012
Level of Control	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Control	$830,151	19.5%	$811,634	19.5%	$518,015	24.7%	$564,489	27.0%
Affiliate	49,189	1.2%	42,443	1.0%	44,229	2.1%	46,116	2.2%
Non-control/Non-affiliate	3,376,438	79.3%	3,318,775	79.5%	1,537,069	73.2%	1,483,616	70.8%

Total Portfolio	$4,255,778	100.0%	$4,172,852	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

        The following is our investment portfolio presented by type of investment at June 30, 2013 and June 30, 2012, respectively:

	June 30, 2013				June 30, 2012
Type of Investment	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Revolving Line of Credit	$9,238	0.2%	$8,729	0.2%	$1,145	0.1%	$868	0.0%
Senior Secured Debt	2,262,327	53.1%	2,207,091	52.8%	1,146,454	54.6%	1,080,053	52.0%
Subordinated Secured Debt	1,062,386	25.0%	1,024,901	24.6%	536,900	25.6%	488,113	22.9%
Subordinated Unsecured Debt	88,470	2.1%	88,827	2.1%	72,617	3.5%	73,195	3.5%
CLO Debt	27,667	0.7%	28,589	0.7%	27,258	1.3%	27,717	1.3%
CLO Residual Interest	660,619	15.5%	658,086	15.8%	214,559	10.2%	218,009	10.4%
Preferred Stock	25,016	0.6%	14,742	0.4%	31,323	1.5%	29,155	1.4%
Common Stock	117,678	2.7%	108,494	2.6%	61,459	2.9%	137,198	6.6%
Membership Interests	216	0.0%	492	0.0%	5,437	0.2%	13,844	0.7%
Overriding Royalty Interests	—	—%	—	—%	—	—%	1,623	0.1%
Net Profit Interests	—	—%	20,959	0.5%	—	—%	—	—%
Escrows Receivable	—	—%	4,662	0.1%	—	—%	17,686	0.8%
Warrants	2,161	0.1%	7,280	0.2%	2,161	0.1%	6,760	0.3%

Total Portfolio	$4,255,778	100.0%	$4,172,852	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

        The following is our investments in interest bearing securities presented by type of security at June 30, 2013 and June 30, 2012, respectively:

	June 30, 2013				June 30, 2012
Type of Investment	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities
First Lien	$2,271,565	55.3%	$2,215,820	55.2%	$1,147,599	57.4%	$1,088,887	57.6%
Second Lien	1,062,386	25.8%	1,024,901	25.5%	536,900	26.9%	480,147	25.4%
Unsecured	88,470	2.2%	88,827	2.2%	72,617	3.6%	73,195	3.9%
CLO Residual Interest	660,619	16.0%	658,086	16.4%	214,559	10.7%	218,009	11.6%
CLO Debt	27,667	0.7%	28,589	0.7%	27,258	1.4%	27,717	1.5%

Total Debt Securities	$4,110,707	100.0%	$4,016,223	100.0%	$1,998,933	100.0%	$1,887,955	100.0%

        The following is our investment portfolio presented by geographic location of the investment at June 30, 2013 and June 30, 2012, respectively:

	June 30, 2013				June 30, 2012
Geographic Location	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Canada	$165,000	3.9%	$165,000	4.0%	$15,134	0.7%	$17,040	0.8%
Cayman Islands	688,286	16.2%	686,675	16.5%	241,817	11.5%	245,726	11.7%
Ireland	14,927	0.4%	15,000	0.4%	14,918	0.7%	15,000	0.7%
Midwest US	565,239	13.3%	531,934	12.7%	427,430	20.4%	377,139	18.0%
Northeast US	649,484	15.3%	663,025	15.9%	293,181	14.0%	313,437	15.0%
Puerto Rico	41,352	1.0%	41,352	1.0%	—	—%	—	—%
Southeast US	1,111,946	26.0%	1,081,320	25.8%	642,984	30.6%	634,945	30.4%
Southwest US	345,392	8.1%	336,362	8.1%	193,627	9.2%	234,433	11.2%
Western US	674,152	15.8%	652,184	15.6%	270,222	12.9%	256,501	12.2%

Total Portfolio	$4,255,778	100.0%	$4,172,852	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

        The following is our investment portfolio presented by industry sector of the investment at June 30, 2013 and June 30, 2012, respectively:

	June 30, 2013				June 30, 2012
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Aerospace and Defense	$56	0.0%	$—	—%	$56	0.0%	$—	—%
Automobile / Auto Finance	23,214	0.6%	22,917	0.5%	32,806	1.6%	32,478	1.6%
Biotechnology	—	—%	14	0.0%	—	—%	—	—%
Business Services	180,793	4.2%	179,544	4.3%	3,164	0.2%	3,288	0.2%
Chemicals	28,364	0.7%	28,648	0.7%	58,104	2.8%	58,104	2.8%
Commercial Services	252,073	5.9%	252,073	6.0%	80,418	3.8%	80,407	3.8%
Construction and Engineering	53,615	1.3%	53,615	1.3%	—	—%	—	—%
Consumer Finance	413,332	9.7%	406,964	9.8%	305,521	14.6%	305,521	14.6%
Consumer Services	330,343	7.8%	332,394	8.0%	146,335	7.0%	147,809	7.1%
Contracting	2,145	0.1%	—	—%	15,949	0.8%	—	—%
Diversified Financial Services	745,705	17.5%	742,434	17.8%	260,219	12.3%	264,128	12.6%
Diversified / Conglomerate Service	—	—%	143	0.0%	—	—%	35	0.0%
Durable Consumer Products	380,225	8.9%	370,207	8.9%	153,327	7.3%	152,862	7.3%
Ecological	141	0.0%	335	0.0%	141	0.0%	240	0.0%
Electronics	—	—%	149	0.0%	—	—%	144	0.0%
Energy	63,895	1.5%	56,321	1.3%	63,245	3.0%	126,868	6.1%
Food Products	177,423	4.2%	177,428	4.3%	101,975	4.9%	96,146	4.5%
Healthcare	275,124	6.5%	273,838	6.6%	141,990	6.8%	143,561	6.9%
Hotel, Restaurant & Leisure	11,764	0.3%	12,000	0.3%	—	—%	—	—%
Insurance	—	—%	—	—%	83,461	4.0%	83,461	4.0%
Machinery	396	0.0%	790	0.0%	4,684	0.2%	6,485	0.3%
Manufacturing	163,431	3.8%	167,584	4.0%	95,191	4.5%	127,127	6.1%
Media	171,290	4.0%	161,325	3.9%	165,866	7.9%	161,843	7.7%
Metal Services and Minerals	60,162	1.4%	60,274	1.4%	—	—%	—	—%
Oil and Gas Equipment Services	—	—%	—	—%	7,188	0.3%	7,391	0.4%
Oil and Gas Production	75,126	1.8%	24,420	0.6%	130,928	6.2%	38,993	1.9%
Personal and Nondurable Consumer Products	39,000	0.9%	39,630	0.9%	39,351	1.8%	39,968	1.9%
Production Services	—	—%	—	—%	268	0.0%	2,040	0.1%
Property Management	51,170	1.2%	54,648	1.3%	51,770	2.5%	47,982	2.2%
Real Estate	152,540	3.6%	152,540	3.7%	—	—%	—	—%
Retail	14,190	0.3%	14,569	0.3%	63	0.0%	129	0.0%
Software & Computer Services	307,734	7.2%	309,308	7.4%	53,908	2.6%	54,711	2.6%
Specialty Minerals	38,500	0.9%	42,558	1.0%	37,732	1.8%	44,562	2.1%
Textiles, Apparel & Luxury Goods	99,500	2.3%	99,323	2.4%	—	—%	—	—%
Textiles and Leather	16,760	0.4%	9,385	0.2%	15,123	0.7%	17,161	0.8%
Transportation	127,767	3.0%	127,474	3.1%	50,530	2.4%	50,777	2.4%

Total Portfolio	$4,255,778	100.0%	$4,172,852	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

Portfolio Investment Activity

        During the year ended June 30, 2013, we acquired $2,574,755 of new investments, completed follow-on investments in existing portfolio companies, totaling approximately $496,371, funded $21,143 of revolver advances, and recorded PIK interest of $10,947, resulting in gross investment originations of $3,103,217. The more significant of these investments are described briefly in the following:

          On July 5, 2012, we made a senior secured debt investment of $28,000 to support the acquisition of Material Handling Services, LLC, d/b/a/ Total Fleet Solutions ("TFS"), a provider of forklift and other material handling equipment fleet management and procurement services, by funds managed by CI Capital Partners, LLC. The senior secured term loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of July 5, 2017.

          On July 16, 2012, we provided $15,000 of secured second lien financing to Pelican Products, Inc., a leading provider of unbreakable, watertight protective cases and technically advanced professional lighting equipment. The second lien term loan bears interest in cash at the greater of 11.5% or Libor plus 10.0% and has a final maturity of June 14, 2019.

          On July 20, 2012, we provided $12,000 of senior secured financing to EIG Investors Corp ("EIG"), a provider of an array of online services such as web presence, domain hosting, e-commerce, e-mail and other related services to small- and medium-sized businesses. The second lien term loan bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of October 22, 2018.

          On July 20, 2012, we provided $10,000 of senior secured financing to FPG, LLC ("FPG"), a supplier of branded consumer and commercial products sold to the retail, foodservice, and hospitality sectors. The note payable bears interest in cash at the greater of 12.0% or Libor plus 11.0% and has a final maturity of January 20, 2017.

          On July 27, 2012, we provided $85,000 of subordinated financing to support the acquisition of substantially all the assets of Arctic Glacier Income Funds by funds affiliated with H.I.G. The new company, Arctic Glacier U.S.A., Inc., will continue to conduct business under the "Arctic Glacier" name and be a leading producer, marketer, and distributor of high-quality packaged ice to consumers in Canada and the United States. The unsecured subordinated term loan bears interest in cash at 12.0% and interest payment in kind of 3.0% and has a final maturity of July 27, 2019.

          On August 2, 2012, we provided a $27,000 secured loan to support the acquisition of New Star, a provider of specialized processing services to the steel industry, by funds managed by Insight Equity Management Company. The senior subordinated note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 1.0% and has a final maturity of February 2, 2018.

          On August 3, 2012, we provided $120,000 of senior secured financing, of which $110,000 was funded at closing, to support the acquisition of InterDent, Inc. ("Interdent"), a leading provider of dental practice management services to dental professional corporations and associations in the United States, by funds managed by H.I.G. The $55,000 Term Loan A note bears interest in cash at the greater of 8.0% or Libor plus 6.5% and has a final maturity of August 3, 2017. The $55,000 Term Loan B note bears interest in cash at the greater of 13.0% or Libor plus 10.0% and has a final maturity of August 3, 2017. The $10,000 senior secured revolver, which was unfunded at closing, bears interest in cash at the greater of 10.5% or Libor plus 8.25% and matured on February 3, 2013.

          On August 3, 2012, we provided $44,000 of secured subordinated financing to support the refinancing of New Century Transportation, Inc., a leading transportation and logistics company.

  The senior subordinated loan bears interest in cash at the greater of 12.0% or Libor plus 10.0% and interest payment in kind of 3.0% and has a final maturity of February 3, 2018.

          On August 3, 2012, we provided $10,000 of senior secured financing to Pinnacle (US) Acquisition Co Limited, the largest multi-national software company focused on the delivery of analytical and information management solutions for the discovery and extraction of subsurface natural resources. The second lien term loan originally bore interest in cash at the greater of 10.5% or Libor plus 8.25%. On January 17, 2013, we amended the terms of this investment and the first lien note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% as of June 30, 2013. The second lien term loan has a final maturity of August 3, 2020.

          On August 6, 2012, we made an investment of $22,210 to purchase 62.9% of the subordinated notes in Halcyon Loan Advisors Funding 2012-I, Ltd.

          On August 7, 2012, we made an investment of $36,798 to purchase 95.0% of the subordinated notes in ING IM CLO 2012-II, Ltd.

          On August 17, 2012, we made a secured second lien investment of $38,500 to support the recapitalization of American Gilsonite Company. The secured note bears interest in cash at 11.5% and has a final maturity of September 1, 2017. After the financing, on August 28, 2012, we received repayment of the $37,732 loan previously outstanding.

          On September 14, 2012, we invested an additional $10,000 in Hoffmaster Group, Inc. The second lien term loan bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of January 3, 2019.

          On September 14, 2012, we made a secured investment of $135,000 to support the recapitalization of Progrexion. Concurrent with the financing, we received repayment of the $62,680 of loans that were previously outstanding. The senior secured loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.

          On September 27, 2012, we made an investment of $45,746 to purchase 95% of the subordinated notes in ING IM CLO 2012-III, Ltd.

          On September 28, 2012, we made an unsecured investment of $10,400 to support the acquisition of Evanta Ventures, Inc., a diversified event management company. The subordinated note bears interest in cash at 12.0% and interest payment in kind of 1.0% and has a final maturity of September 28, 2018.

          On September 28, 2012, we made a secured second lien investment of $100,000 to support the recapitalization of United Sporting Companies, Inc. ("USC"), a national distributor of hunting, outdoor, marine and tackle products. The secured loan bears interest in cash at the greater of 12.75% or Libor plus 11.0% and has a final maturity of May 16, 2018.

          On October 3, 2012, we made a senior secured investment of $21,500 to support the acquisition of CP Well Testing, LLC, a leading provider of flowback services to oil and gas companies operating in Western Oklahoma and the Texas Panhandle. The first lien note bears interest in cash at the greater of 13.5% or Libor plus 11.0% and has a final maturity of October 3, 2017.

          On October 11, 2012, we made a secured second lien investment of $12,000 in Deltek, Inc., an enterprise software and information solutions provider for professional services firms, government contractors, and government agencies. The second lien note bears interest in cash at the greater of 10.0% or Libor plus 8.75% and has a final maturity of October 10, 2019.

          On October 12, 2012, we made a senior secured investment of $42,000 to support the acquisition of Gulf Coast Machine and Supply Company, a preferred provider of value-added forging solutions to energy and industrial end markets. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of October 12, 2017.

          On October 18, 2012, we made a follow-on senior secured debt investment of $20,000 in First Tower Delaware, to support seasonal growth in finance receivables due to increased holiday borrowing activity among its customer base. The first lien note bears interest in cash at the greater of 20.0% or Libor plus 18.5% and has a final maturity of June 30, 2022.

          On October 24, 2012, we made an investment of $7,800 in APH, to acquire an industrial real estate property occupied by Filet-of-Chicken, a chicken processor in Georgia. We invested $1,809 of equity and $6,000 of debt in APH. The first lien note originally bore interest in cash at the greater of 10.5% or Libor plus 8.5% and interest payment in kind of 2.0%. On January 17, 2013, we amended the terms of this investment and the first lien note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% as of June 30, 2013. The first lien note has a final maturity of October 24, 2020.

          On November 5, 2012, we made an investment of $39,475 to purchase 95.0% of the income notes in ING IM CLO 2012-IV, Ltd.

          On November 9, 2012, we made a secured second lien investment of $22,000 to support the recapitalization of EIG. Concurrent with the financing, we received a repayment of the $12,000 loan previously outstanding. The new note bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of May 9, 2020.

          On November 26, 2012, we made a secured second lien investment of $22,000 in The Petroleum Place, Inc., a provider of enterprise resource planning software focused on the oil & gas industry. The second lien note bears interest in cash at the greater of 10.0% or Libor plus 8.75% and has a final maturity of May 20, 2019.

          On November 30, 2012, we made a secured second lien investment of $9,500 to support the recapitalization of R-V. The second lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and has a final maturity of May 30, 2018. As part of the recapitalization, we received a dividend of $11,073 for our investment in R-V's common stock.

          On December 6, 2012, we made an investment of $38,291 to purchase 90% of the subordinated notes in Apidos CLO XI, LLC.

          On December 13, 2012, we completed a $33,921 recapitalization of CCPI, an international manufacturer of refractory materials and other consumable products for industrial applications. Through the recapitalization, Prospect acquired a controlling interest in CCPI for $28,334 in cash and 467,928 unregistered shares of our common stock. The first lien note issued to CCPI bears interest in cash at a fixed rate of 10.0% and has a final maturity of December 31, 2017. The first lien note issued to CCPI bears interest in cash at a fixed rate of 12.0% and interest payment in kind of 7.0%, and has a final maturity of June 30, 2018.

          On December 14, 2012, we provided $10,000 of first lien financing to support the recapitalization of Prince Mineral Holding Corp. ("Prince"), a leading global specialty mineral processor and consolidator. The first lien note bears interest in cash at a fixed rate of 11.5% and has a final maturity of December 15, 2019.

          On December 14, 2012, we made a $3,000 follow-on investment in Focus Brands, Inc. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of August 21, 2018.

          On December 17, 2012, we made a $39,800 first lien investment in Coverall North America, Inc. ("Coverall"), a leading franchiser of commercial cleaning businesses. The first lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and has a final maturity of December 17, 2017.

          On December 17, 2012, we made a $38,150 first lien follow-on investment in TFS, to support the acquisition of Miner Holding Company, Inc. The first lien note bears interest in cash at the greater of 10.0% or Libor plus 8.0% and has a final maturity of December 21, 2017.

          On December 17, 2012, we made a secured debt investment of $30,000 to support the recapitalization of Biotronic. After the financing, we received repayment of the $26,227 loan that was previously outstanding. The new note bears interest in cash at the greater of 10.0% or Libor plus 8.0% and has a final maturity of December 17, 2017.

          On December 19, 2012, we provided $17,500 of senior secured second lien financing to Grocery Outlet, Inc., to support the recapitalization of a retailer of food, beverages and general merchandise. The second lien note bears interest in cash at the greater of 10.5% or Libor plus 9.25% and has a final maturity of June 17, 2019.

          On December 19, 2012, we provided $23,200 of senior secured second lien financing to support the recapitalization of TB Corp., a Mexican restaurant chain. The second lien note bears interest in cash at a fixed rate of 12.0% and interest payment in kind of 1.5% and has a final maturity of December 18, 2018.

          On December 20, 2012, we made an additional follow-on senior secured debt investment of $19,500 to support the recapitalization of Progrexion. After the financing, we held $154,500 of senior secured debt of Progrexion. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.

          On December 21, 2012, we made a $10,000 senior secured second lien follow-on investment in Seaton Corp. The second lien note bears interest in cash at the greater of 12.5% or Libor plus 9.0% and interest payment in kind of 2.0% and has a final maturity of March 14, 2015.

          On December 21, 2012, we made a $37,500 senior secured first lien investment in Lasership, Inc., a leading provider of regional same day and next day distribution services for premier e-commerce and product supply businesses. The first lien note bears interest in cash at the greater of 10.25% or Libor plus 8.25% and has a final maturity of December 21, 2017.

          On December 21, 2012, we made a $12,000 senior secured first lien follow-on investment in FPG, a supplier of branded consumer and commercial products sold to the retail, foodservice, and hospitality sectors. The first lien note bears interest in cash at the greater of 12.0% or Libor plus 11.0% and has a final maturity of January 20, 2017.

          On December 24, 2012, we made a follow-on secured debt investment of $5,000 in New Star. The second lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 1.0% and has a final maturity of February 2, 2018.

          On December 24, 2012, we made a $7,000 second lien secured investment in Aderant North America, Inc., a leading provider of enterprise software solutions to professional services organizations. The second lien note bears interest in cash at the greater of 11.0% or PRIME plus 7.75% and has a final maturity of June 20, 2019.

          On December 28, 2012, we made a $9,500 first lien secured investment in APH, to acquire Abbington Pointe, Inc., a multi-family property in Marietta, Georgia. We invested $3,193 of equity and $6,400 of debt in APH. The first lien note originally bore interest in cash at the greater of 10.5% or Libor plus 8.5% and interest payment in kind of 2.0%. On January 17, 2013, we amended the terms of this investment and the first lien note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% as of June 30, 2013. The first lien note has a final maturity of October 24, 2020.

          On December 28, 2012, we made a $5,000 second lien secured investment in TransFirst Holdings, Inc., a payments processing firm that provides electronic credit card authorization to merchants located throughout the United States. The second lien note bears interest in cash at the greater of 11.0% or Libor plus 9.75% and has a final maturity of June 27, 2018.

          On December 28, 2012, we completed a $47,900 recapitalization of Credit Central, a branch-based provider of installment loans. Through the recapitalization, we acquired a controlling interest in Credit Central for $38,082 in cash and 897,906 unregistered shares of our common stock. The first lien note bears interest in cash at the greater of 20.0% or Libor plus 18.5% and has a final maturity of December 31, 2020.

          On December 28, 2012, we made a $3,600 follow-on subordinated unsecured investment in Ajax. The unsecured note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 6.00% and has a final maturity of December 31, 2017.

          On December 28, 2012, we made a $30,000 first lien senior secured investment to support the recapitalization of Spartan Energy Services, LLC ("Spartan"), a leading provider of thru tubing and flow control services to oil and gas companies. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 9.0% and has a final maturity of December 28, 2017.

          On December 31, 2012, we provided $32,000 senior secured loan to support the acquisition of System One Holdings, LLC, a leading provider of professional staffing services. The first lien note bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of December 31, 2018.

          On December 31, 2012, we funded a recapitalization of Valley Electric with $42,572 of debt and $9,526 of equity financing. Through the recapitalization, we acquired a controlling interest in Valley Electric for $7,449 in cash and 4,141,547 unregistered shares of our common stock. The first lien note issued to Valley Electric bears interest in cash at the greater of 9.0% or Libor plus 6.0% and interest payment in kind of 9.0% and has a final maturity of December 31, 2018. The first lien note issued to Valley Electric Co. of Mt. Vernon Inc. bears interest in cash at the greater of 8.0% or Libor plus 5.0% and interest payment in kind of 2.5% and has a final maturity of December 31, 2017.

          On December 31, 2012, we provided $70,000 of secured second lien debt financing for the acquisition of Thomson Reuters Property Tax Services by Ryan, LLC ("Ryan"). The second lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and interest payment in kind of 3.0% and has a final maturity of June 30, 2018.

          On January 11, 2013, we provided $27,100 of debt financing to Correctional Healthcare Holding Company, Inc. ("CHC"), a national provider of correctional medical and behavioral healthcare solutions. The subordinated secured second lien loan bears interest in cash at 11.25% and has a final maturity of January 11, 2020.

          On January 17, 2013, we made a $30,348 follow-on investment in APH, to acquire 5100 Live Oaks Blvd, LLC, a multi-family residential property located in Tampa, Florida. We invested $2,748 of equity and $27,600 of debt in APH. The first lien note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

          On January 24, 2013, we made an investment of $24,870 to purchase 56.14% of the subordinated notes in Cent 17 CLO Limited.

          On January 24, 2013, we made an investment of $26,901 to purchase 50.12% of the subordinated notes in Octagon Investment Partners XV, Ltd.

          On January 29, 2013, we provided $8,000 of secured second lien financing to TGG Medical Transitory, Inc., a developer of technologies for extracorporeal photopheresis treatments. The senior secured second lien term loan bears interest in cash at the greater of 11.25% or Libor plus 10.0% and has a final maturity of June 27, 2018.

          On January 31, 2013, we funded an acquisition of the subsidiaries of Nationwide, which operate a specialty finance business based in Chicago, Illinois, with $21,308 of debt and $3,843 of equity financing. The senior secured term loan bears interest in cash at the greater of 20.0% or Libor plus 18.5% and has a final maturity of January 31, 2023.

          On February 5, 2013, we received a distribution of $3,250 related to our investment in NRG Manufacturing, Inc. ("NRG"), for which we realized a gain of the same amount. This was a partial release of the amount held in escrow.

          On February 5, 2013, we made a secured debt investment of $2,000 in Healogics, Inc. ("Healogics"), a provider of outpatient wound care management services located in Jacksonville, Florida.

          On February 13, 2013, we made an investment of $35,025 to purchase 50.34% of the subordinated notes in Galaxy XV CLO, Ltd.

          On February 14, 2013, we made a $2,000 secured second lien debt investment in J.G. Wentworth, LLC ("J.G. Wentworth"), the largest purchaser of structured settlement and annuity payments in the United States. The second lien term loan bears interest in cash at the greater of 9.0% or Libor plus 7.5% and has a final maturity of February 8, 2019.

          On February 14, 2013, we provided $15,000 of senior secured financing to Speedy Group Holdings Corp., a leading provider of short-term loans and financial services in the United States, the United Kingdom and Canada. The unsecured subordinated term loan bears interest in cash at 12.0% and has a final maturity of November 15, 2017.

          On February 15, 2013, we made a $6,000 secured second lien debt investment in SESAC Holdco II LLC, a performing rights organization based in Nashville, Tennessee. The second lien term loan bears interest in cash at the greater of 10.0% or Libor plus 8.75% and has a final maturity of July 12, 2019.

          On February 21, 2013, we provided $39,550 of senior secured first lien financing to Atlantis Healthcare Group (Puerto Rico), Inc., a leading owner and operator of dialysis stations. The senior secured term loan bears interest in cash at the greater of 10.0% or Libor plus 8.0% and has a final maturity date of February 21, 2018.

          On February 25, 2013, we made a $10,000 secured second lien loan and a $2,000 secured first lien debt investment in TNS, an international data communications company that provides networking, data communications and other value added services. The second lien term loan bears interest in cash at the greater of 9.0% or Libor plus 8.0% and has a final maturity of August 14, 2020.

          On March 1, 2013, we made a $70,000 secured term loan investment in a subsidiary of Cinedigm DC Holdings, LLC, a leading provider of digital cinema services, software and content marketing and distribution. The senior secured term loan bears interest in cash at the greater of 11.0% or Libor plus 9.0% and interest payment in kind of 2.5% and has a final maturity of March 31, 2021.

          On March 6, 2013, we made a $5,000 follow-on investment in Rocket Software, Inc. The senior secured second lien term loan bears interest in cash at the greater of 10.25% or Libor plus 8.75% and has a final maturity of February 8, 2019.

          On March 7, 2013, we made a secured second lien follow-on investment of $60,000 in USC. The senior secured second lien term loan bears interest in cash at the greater of 12.75% or Libor plus 11.0% and has a final maturity of May 16, 2018.

          On March 8, 2013, we made an investment of $40,400 to purchase 78.60% of the subordinated notes in Halcyon Loan Advisors Funding 2013-I, Ltd.

          On March 12, 2013, we provided $12,000 of secured second lien financing to ALG USA Holding, LLC, a vertically integrated travel company that focuses on providing all-inclusive vacations in Mexico and the Caribbean to U.S. customers. The senior secured second lien term loan bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of February 28, 2020.

          On March 15, 2013, we made an investment of $44,063 to purchase 95.27% of the subordinated notes in Apidos CLO XII, Ltd.

          On March 18, 2013, we provided a $197,291 first lien senior secured credit facility to support the refinancing of Capstone Logistics, LLC ("Capstone"), a logistics services portfolio company. After the financing, we received repayment of $69,139 of loans previously outstanding. The $97,291 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 5.0% and has a final maturity of September 16, 2016. The $100,000 Term Loan B note bears interest in cash at the greater of 11.5% or Libor plus 10.0% and has a final maturity of September 16, 2016.

          On March 27, 2013, we provided $100,000 of senior secured debt financing to support the recapitalization of Broder Bros., Co. ("Broder"), a leading distributor of imprintable sportswear and accessories in the United States. The senior secured term loan bears interest in cash at the greater of 10.75% or Libor plus 9.0% and has a final maturity of June 27, 2018.

          On April 1, 2013, we refinanced our existing $38,472 senior and subordinated loans to Ajax, increasing the size of our debt investment to $38,537. Concurrent with the refinancing, we received repayment of the $18,635 loans that were previously outstanding. The subordinated unsecured term loan bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 6.0% and has a final maturity of March 30, 2018.

          On April 17, 2013, we made an investment of $43,650 to purchase 97% of the subordinated notes in Mountain View.

          On April 22, 2013, we provided $34,375 of senior secured financing, of which $31,875 was funded at closing, to support the acquisition of Pegasus, the world's largest processor of commissions paid by hotels to travel agencies for room booking services. The Term Loan A note bears interest in cash at the greater of 6.75% or Libor plus 5.5% and has a final maturity of April 18, 2018. The Term Loan B note bears interest in cash at the greater of 13.75% or Libor plus 12.5% and has a final maturity of April 18, 2018. The $5,000 senior secured revolver bears interest in cash at the greater of 9.0% or Libor plus 7.75% and has a final maturity of April 18, 2014.

          On April 25, 2013, we made an investment of $26,000 to purchase 50.9% of the subordinated notes in Brookside.

          On April 30, 2013, we made a $21,247 follow-on investment in APH, to acquire Lofton Place Apartments and Vista at Palma Sola, multi-family residential properties located in Florida. We invested $3,247 of equity and $18,000 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

          On May 8, 2013, we made a $6,119 follow-on investment in APH, to acquire Arlington Park, a multi-family residential property located in Marietta, Georgia. We invested $2,118 of equity and $4,000 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

          On May 9, 2013, we provided a $60,000 senior secured credit facility, of which $55,000 was funded at closing, to support the recapitalization of Sandow, a provider of multimedia content and services to businesses and consumers focused on the areas of design and luxury. The senior secured first lien loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and interest payment in kind of 1.5% and has a final maturity of May 8, 2018.

          On May 10, 2013, we provided a $150,000 senior secured term loan to support the recapitalization of Arctic Glacier, a leading producer, marketer, and distributor of high-quality packaged ice to consumers in the United States and Canada. After the financing, we received repayment of $86,982 of subordinated unsecured term loan previously outstanding. The senior secured second lien loan bears interest in cash at the greater of 11.25% or Libor plus 10.0% and has a final maturity of November 10, 2019.

          On May 14, 2013, we provided $4,000 of senior secured financing to SourceHOV, a leading provider of business and knowledge process outsourcing. The senior secured second lien loan bears interest in cash at the greater of 8.75% or Libor plus 7.5% and has a final maturity of April 30, 2019.

          On May 31, 2013, we made a follow-on secured second lien debt investment of $7,190 in IWP, a specialty pharmacy services company. The secured second lien loan bears interest in cash at the greater of 11.5% or Libor plus 7.0% and interest payment in kind of 1.0% and has a final maturity of May 31, 2019.

          On June 11, 2013, we provided $115,000 of senior secured financing to Transplace, a third-party logistics company that services many of the largest shippers in the world. The senior secured first lien loan bears interest in cash at the greater of 10.0% or Libor plus 5.0% and has a final maturity of June 11, 2019.

          On June 11, 2013, we provided $7,000 of secured second lien financing to AST, a leading North American third-party provider of share registry and associated value added services to shareholders on behalf of listed public companies. The second lien loan bears interest in cash at the greater of 9.25% or Libor plus 8.0% and has a final maturity of December 26, 2020.

          On June 12, 2013, we made a $23,250 follow-on investment in R-V. The senior subordinated note bears interest in cash at the greater of 10.0% or Libor plus 9.0% and has a final maturity of June 12, 2018.

          On June 18, 2013, we served as sole agent and provider of $70,000 senior secured financing, of which $65,643 was funded at closing, to support the recapitalization of Traeger, a leading designer, marketer, and distributor of wood pellet grills, flavored wood pellets, and grill accessories. The $30,000 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 4.5% and has a final maturity of June 18, 2018. The $30,000 Term Loan B note bears interest in cash at the greater of 11.5% or Libor plus 9.5% and has a final maturity of June 18, 2018. The $10,000 senior secured revolver, of which $5,643 was drawn at closing, bears interest in cash at the greater of 9.0% or Libor plus 7.0% and has a final maturity of June 18, 2014.

          On June 24, 2013, we made a $76,533 follow-on investment in APH, to acquire Arium Resort (f/k/a The Resort at Pembroke Pines), a prominent multi-family residential community located in Pembroke Pines, Florida. We invested $13,533 of equity and $63,000 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.50% and has a final maturity of October 24, 2020.

          On June 25, 2013, we made an investment of $26,500 to purchase 84.13% of the subordinated notes in LCM XIV.

          On June 27, 2013, we provided $11,000 of secured second lien financing to Blue Coat, a leading provider of web security and wide area network (WAN) optimization solutions. The second lien note bears interest in cash at the greater of 9.5% or Libor plus 8.5% and has a final maturity of June 28, 2020.

          On June 27, 2013, we made a follow-on secured debt investment of $87,500 to support the recapitalization of Progrexion. After the financing, we now hold $241,033 of senior secured debt of Progrexion. The senior secured first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.

          On June 28, 2013, we made a $1,000 follow-on investment in Ajax. The subordinated unsecured term loan bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest payment in kind of 6.0% and has a final maturity of March 30, 2018.

          On June 28, 2013, we made an $18,000 secured debt follow-on investment in New Star, a provider of specialized processing services to the steel industry. The senior subordinated term loan bears interest in cash at 11.5% and interest payment in kind of 1.0% and has a final maturity of February 2, 2018.

        During the year ended June 30, 2013, we closed-out twenty-three positions which are briefly described below.

          On July 24, 2012, we sold our 3,821 shares of Iron Horse Coiled Tubing, Inc. ("Iron Horse") common stock in connection with the exercise of an equity buyout option, receiving $2,040 of net proceeds and realizing a gain of approximately $1,772 on the sale.

          On August 3, 2012, Pinnacle Treatment Centers, Inc. repaid the $17,475 loan receivable to us.

          On August 10, 2012, U.S. HealthWorks Holding Company, Inc. repaid the $25,000 loan receivable to us.

          On September 20, 2012, Fischbein repaid the $3,425 loan receivable to us.

          On October 5, 2012, Northwestern Management Services, LLC ("Northwestern") repaid the $15,092 loan receivable to us and we sold our 50 shares of Northwestern common stock for total proceeds of $2,233, realizing a gain of $1,862.

          On October 16, 2012, Blue Coat repaid the $25,000 loan receivable to us.

          On October 18, 2012, Hi-Tech Testing Services, Inc. and Wilson Inspection X-Ray Services, Inc. repaid the $7,200 loan receivable to us.

          On October 19, 2012, Mood Media Corporation repaid the $15,000 loan receivable to us.

          On October 31, 2012, Shearer's Foods, Inc. ("Shearer's") repaid the $37,999 loan receivable to us. On November 7, 2012, we redeemed our membership interests in Mistral Chip Holdings, LLC, Mistral Chip Holdings 2, LLC and Mistral Chip Holdings 3, LLC in connection with the sale of Shearer's, receiving $6,022 of net proceeds and realizing a gain of approximately $2,027 on the redemption.

          On November 8, 2012, Potters Holdings II, L.P. repaid the $15,000 loan receivable to us.

          On November 15, 2012, Renaissance Learning, Inc. repaid the $6,000 loan receivable to us.

          On December 3, 2012, VanDeMark Chemicals, Inc. repaid the $29,658 loan receivable to us.

          On December 7, 2012, Hudson Products Holdings, Inc. ("Hudson") repaid the $6,267 loan receivable to us.

          On December 21, 2012, ST Products, LLC repaid the $23,162 loan receivable to us.

          On December 21, 2012, SG Acquisition, Inc. repaid the $83,242 loan receivable to us.

          On February 5, 2013, we sold our $2,000 investment in Healogics and realized a gain of $60 on this investment.

          On February 25, 2013, we sold our $2,000 secured first lien investment in TNS and realized a gain of $20 on this investment.

          On March 18, 2013, we sold our $2,000 investment in J.G. Wentworth and realized a gain of $75 on this investment.

          On March 28, 2013, we sold our investment in New Meatco Provisions, LLC ("Meatco") for net proceeds of approximately $1,965, realizing a loss of $10,814 on the sale.

          On March 29, 2013, we received net proceeds of $1,251 for the partial sale of our equity investment in Caleel + Hayden, LLC, realizing a gain of $900 on the sale.

          On April 30, 2013, we sold our investment in Fischbein for net proceeds of $3,168, recognizing a realized gain of $2,293 on the sale. In addition, there is $310 being held in escrow which will be recognized as additional gain if and when received.

          On May 16, 2013, Out Rage repaid the $11,836 loan receivable to us.

          On May 23, 2013, Snacks Holding repaid the $15,366 loan receivable to us.

          On June 3, 2013, Nobel repaid the $15,262 loan receivable to us.

          On June 4, 2013, Springs repaid the $35,000 loan receivable to us.

          On June 13, 2013, we sold our $4,000 investment in SourceHOV and realized a gain of $40 on this investment.

          On June 14, 2013, we sold our $10,000 investment in TNS and realized a gain of $117 on this investment.

          On June 28, 2013, Sandow repaid $30,100 of the $55,000 loan receivable to us. After the repayment, we now hold $24,900 of senior secured debt of Sandow.

        In addition to the repayments noted above, during the year ended June 30, 2013, we received principal amortization payments of $19,568 on several loans, and $99,066 of partial prepayments primarily related to Byrider Systems Acquisition Corp, Capstone, Cargo Airport Services USA, LLC ("Cargo"), Energy Solutions, NMMB, Northwestern, and Sandow.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solutions. We do not know the timing, if any, related to this potential earnout and have valued the $28,000 at zero as of June 30, 2013. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received approximately $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas

Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are earnings and profits sufficient to support such recognition. During the year ended June 30, 2013, Energy Solutions repaid $28,500 of senior and subordinated secured debt. We received $19,543 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as interest income during the year ended June 30, 2013. During the year ended June 30, 2013, we received distributions of $53,820 from Energy Solutions which were recorded as dividend income. Energy Solutions continues to hold $23,979 of cash for future investment and repayment of the remaining debt.

        During the year ended June 30, 2013, we recognized $1,481 of interest income due to purchase discount accretion from the assets acquired from Patriot Capital Funding, Inc. ("Patriot"). Included in the $1,481 recorded during the year ended June 30, 2013 is $1,111 of normal accretion and $370 of accelerated accretion resulting from the repayment of Hudson. We expect to recognize $240 of normal accretion during the three months ended September 30, 2013.

        During the year ended June 30, 2012, we recognized $6,613 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $6,613 is $3,083 of normal accretion and $3,530 of accelerated accretion resulting from the repayment of Mac & Massey Holdings, LLC ("Mac & Massey"), Nupla Corporation ("Nupla"), ROM Acquisition Corp and Sport Helmets Holdings, LLC ("Sport Helmets").

        During the year ended June 30, 2011, we recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, LLC, Label Corp Holdings Inc. and Prince, and $4,968 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead General Insurance Agency, Inc. ("Arrowhead"), The Copernicus Inc. ("Copernicus"), Fischbein and Northwestern. The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable to other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loans were recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayments which was recognized as interest income.

        The following is a quarter-by-quarter summary of our investment activity:

Quarter-End	Acquisitions(1)	Dispositions(2)
June 30, 2013	$798,760	$321,615
March 31, 2013	784,395	102,527
December 31, 2012	772,125	349,269
September 30, 2012	747,937	158,123
June 30, 2012	573,314	146,292
March 31, 2012	170,073	188,399
December 31, 2011	154,697	120,206
September 30, 2011	222,575	46,055
June 30, 2011	312,301	71,738
March 31, 2011	359,152	78,571
December 31, 2010	140,933	67,405
September 30, 2010	140,951	68,148
June 30, 2010	88,973	39,883
March 31, 2010	59,311	26,603
December 31, 2009(3)	210,438	45,494
September 30, 2009	6,066	24,241
June 30, 2009	7,929	3,148
March 31, 2009	6,356	10,782
December 31, 2008	13,564	2,128
September 30, 2008	70,456	10,949
June 30, 2008	118,913	61,148
March 31, 2008	31,794	28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

Since inception	$6,352,530	$2,089,211

(1)
Includes new deals, additional fundings, refinancings and PIK interest.

(2)
Includes scheduled principal payments, prepayments and refinancings.

(3)
The $210,438 of acquisitions for the quarter ended December 31, 2009 includes $207,126 of portfolio investments acquired from Patriot.

Investment Valuation

        In determining the fair value of our portfolio investments at June 30, 2013, the Audit Committee considered valuations from the independent valuation firms and from management having an aggregate range of $4,081,889 to $4,354,692, excluding money market investments.

        In determining the range of value for debt instruments, management and the independent valuation firms generally shadow rated the investment and then based upon the range of ratings, determined appropriate yields to maturity for a loan rated as such. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, yielding the ranges. For equity investments, the enterprise value was determined by applying EBITDA multiples for similar recent investment sales. For stressed equity investments, a liquidation analysis was prepared.

        In determining the range of value for our investments in CLOs, management and the independent valuation firms used discounted cash flow models. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for each security. A discounted cash flow model is prepared, utilizing a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distributes the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates that incorporate all the risk factors.

        The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these analyses, applied to each investment, was a total valuation of $4,172,852, excluding money market investments.

        Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $150,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

        Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.

  AIRMALL USA, Inc.

          AIRMALL is a leading developer and manager of airport retail operations. AIRMALL has developed and presently manages all or substantially all of the retail operations and food and beverage concessions at Baltimore/Washington International Thurgood Marshall Airport (BWI), Boston Logan International Airport (BOS), Cleveland Hopkins International Airport (CLE) and Pittsburgh International Airport (PIT). AIRMALL does so pursuant to long-term, infrastructure-like contracts with the respective municipal agencies that own and operate the airports.

          On July 30, 2010, we invested $52,420 of combined debt and equity as follows: $30,000 senior term loan, $12,500 senior subordinated note and $9,920 preferred equity. We own 100% of AIRMALL's equity securities. AIRMALL's financial performance has been consistent since the acquisition and we continue to monitor the medium to long-term growth prospects for the company.

          As a result of improved operating results, the Board of Directors increased the fair value of our investment in AIRMALL to $54,648 as of June 30, 2013, a premium of $3,478 from its amortized cost, compared to the $3,788 unrealized depreciation recorded at June 30, 2012.

  Ajax Rolled Ring & Machine, Inc.

          Ajax forges large seamless steel rings on two forging mills in the company's York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.

          We acquired a controlling equity interest in Ajax in a recapitalization of Ajax that was closed on April 4, 2008. We funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. During the fiscal year ended June 30, 2010, we funded an additional $3,530 of secured subordinated debt to refinance a third-party revolver provider and provide working capital. Ajax repaid $3,461 of this secured subordinated debt during the quarter ended September 30, 2010. During the quarter ended December 31, 2012, we funded an additional $3,600 of unsecured debt to refinance first lien debt held by Wells Fargo.

          On April 1, 2013, we refinanced our existing $38,472 senior loans to Ajax, increasing the size of our debt investment to $38,537. Concurrent with the refinancing, we received repayment of the $18,635 loans that were previously outstanding. As of June 30, 2013, we control 78.01% of the fully-diluted common and preferred equity. The principal balance of our senior debt to Ajax was $19,737 and our subordinated debt was $19,700 as of June 30, 2013.

          Due to soft operating results, the Board of Directors decreased the fair value of our investment in Ajax to $39,437 as of June 30, 2013, a reduction of $6,057 from its amortized cost, compared to the $11,151 unrealized appreciation recorded at June 30, 2012.

  APH Property Holdings, LLC

          We make investments in real estate through our investment in APH, a holding company that owns 100% of the common equity of APHC. APHC is a Maryland corporation and qualified REIT for federal income tax purposes.

          During the year ended June 30, 2013, we provided $125,892 and $26,648 of debt and equity financing, respectively, to APH for the acquisition of various industrial and multi-family residential real estate properties in Florida and Georgia. We received structuring fees of $4,511 from APH that were recorded as other income during the year ended June 30, 2013. As of June 30, 2013, APHC's real estate portfolio was comprised of seven investments. The following table shows the mortgages outstanding due to other parties for each of the seven properties:

No.	Property Name	City	Date of Acquisition	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway	Forest Park, GA	10/24/2012	$7,400	$—
2	Abbington Pointe	Marietta, GA	12/28/2012	23,500	15,275
3	Amberly Place	Tampa, FL	1/17/2013	63,400	39,600
4	Lofton Place	Tampa, FL	4/30/2013	26,000	16,965
5	Vista at Palma Sola	Bradenton, FL	4/30/2013	27,000	17,550
6	Arlington Park	Marietta, GA	5/8/2013	14,850	9,650
7	Arium Resort	Pembroke Pines, GA	6/24/2013	225,000	157,500

          The Board of Directors set the fair value of our investment in APH to $152,540 as of June 30, 2013, equal to its amortized cost.

  Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings, Inc.)

          Energy Solutions owns interests in other companies operating in the energy sector. These include operating offshore supply vessels and ownerships of a non-operating biomass plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in a gas gathering and processing system in east Texas.

          In December 2011, we completed a reorganization of Gas Solutions Holdings, Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by us and operating within the energy industry with the intent of strategically expanding Energy Solutions operations across energy sectors. As part of the reorganization, we transferred our equity interests in Change Clean Energy Holdings, Inc. ("CCEHI"), Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holdings, LLC ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") to Energy Solutions. On December 28, 2011, we made a follow-on investment of $4,750 to support the acquisition of a new vessel by Vessel Holdings LLC, a subsidiary of Freedom Marine.

          On January 4, 2012, Energy Solutions sold Gas Solutions for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solutions. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received approximately $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are current year earnings and profits sufficient to support such recognition.

          In determining the value of Energy Solutions, we have utilized two valuation techniques to determine the value of the investment. Our Board of Directors has determined the value to be $26,696 for our debt and equity positions at June 30, 2013 based upon a combination of a current value method for the cash balances of Energy Solutions and a liquidation analysis for our interests in CCEHI, CCEI, Freedom Marine and Yatesville. At June 30, 2013 and June 30, 2012, Energy Solutions, including the underlying portfolio companies affected by the reorganization, was valued at $7,574 below and $63,623 above its amortized cost, respectively. We received distributions of $53,820 from Energy Solutions that were recorded as dividend income during the year ended June 30, 2013. We also received $19,543 of make-whole fees from Energy Solutions for early repayments of the outstanding loans, which was recorded as interest income in the year ended June 30, 2013.

  First Tower Holdings of Delaware, LLC

          First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 170 branch offices.

          On June 15, 2012, we acquired 80.1% of First Tower, LLC ("First Tower") businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. As consideration for our investment, First Tower Delaware, which is 100% owned by us, recorded a secured revolving credit facility to us of $244,760 and equity of $43,193. First Tower Delaware owns 80.1% of First Tower Holdings LLC, the holding company of First Tower. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First

  Tower's businesses. During the three months ended June 30, 2012, we received $8,075 in structuring fee income. During the three months ended December 31, 2012, we funded an additional $20,000 of senior secured debt to support seasonally high demand during the holiday season. As of June 30, 2013, First Tower had total assets of approximately $605,783 including $378,327 of finance receivables net of unearned charges. As of June 30, 2013, First Tower's total debt outstanding to parties senior to us was $264,760.

          Due to a reduction in public market comparables in the consumer finance industry, the Board of Directors set the fair value of our investment in First Tower at $298,084 as of June 30, 2013, a discount of $9,869 to its amortized cost, compared to $287,953 as of June 30, 2012, equal to its amortized cost at that time.

  Manx Energy, Inc.

          Manx was formed for the purpose of rolling up the assets of two existing Prospect portfolio companies, Coalbed, LLC ("Coalbed") and Appalachian Energy Holdings, LLC ("AEH"), bringing them under new management, restructuring the outstanding debt, and infusing additional capital to allow for future growth. Coalbed is the owner of 100% of the outstanding equity interests of Coalbed Pipelines, LLC and Coalbed Operator, LLC. Coalbed was formed in October 2009 to acquire our outstanding senior secured loan and assigned interests in Conquest Cherokee, LLC ("Conquest"). Conquest's assets consisted primarily of coalbed methane reserves in the Cherokee Basin. AEH was formed in 2006 and is the owner of 100% of the outstanding equity interests of East Cumberland L.L.C., a provider of outsourced mine site development and construction services for coal production companies operating in Southern Appalachia, and C&S Oilfield and Pipeline Construction, a provider of support services to companies engaged in the exploration and production of oil and natural gas.

          On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration LLC. The assets of the three companies were combined under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx. During the year ended June 30, 2011, we made a follow-on secured debt investments of $750 in Manx to support ongoing operations. On June 30, 2012, Manx assigned the membership interests and associated operating company debt of Coalbed and AEH to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed company owned by us.

          During the quarter ended June 30, 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair market value. The Board of Directors set the fair value of our investment in Manx at $346 as of June 30, 2013, a reduction of $154 from its amortized cost, compared to the $11,028 unrealized depreciation recorded at June 30, 2012.

  The Healing Staff, Inc.

          During the three months ended December 31, 2012, we determined that the impairment of Integrated Contract Services, Inc. ("ICS") was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair market value. Our remaining investments are in THS and Vets Securing America ("VSA"), wholly owned subsidiaries of ICS with ongoing operations. THS provides outsourced medical staffing services to governmental and commercial enterprises. VSA provides out-sourced security guards staffed primarily using retired military and police department veterans.

          During September and October 2007, we provided $1,170 to THS for working capital through our investment in ICS. In January 2009, we foreclosed on the real and personal property of ICS. Through this foreclosure process, we gained 100% ownership of THS. As part of its strategy to diversify its revenues THS started VSA as a new business in the latter part of 2009. During the year ended June 30, 2011 and the six months ended December 31, 2011, we made follow-on secured debt investments of $1,708 and $874, respectively, to support the ongoing operations of THS and VSA. Effective October 19, 2011, the closing date of the sale by VSA of a commercial real estate asset, $893 of the follow-on secured debt investments were repaid. In early May 2012, we made short-term secured debt investments of $118 and $42, respectively, to support the operations of THS and VSA, which short term debt was repaid in early June 2012. We made no additional fundings during the six months ended June 30, 2012 and the fiscal year ended June 30, 2013. In May 2012, in connection with the implementation of accounts receivable based funding programs for THS and VSA with a third party provider we agreed to subordinate our first priority security interest in all of the accounts receivable and other assets of THS and VSA to the third party provider of that accounts receivable based funding.

          Based upon an analysis of the liquidation value of assets, our Board of Directors determined the fair value of our investment in THS and VSA to be zero at June 30, 2013 and June 30, 2012, respectively, a reduction of $3,831 and $3,750 from its amortized cost, respectively.

  Wolf Energy Holdings, Inc.

          Wolf is a holding company formed to hold 100% of the outstanding membership interests of each of Coalbed and AEH. The membership interests of Coalbed and AEH, which were previously owned by Manx, were assigned to Wolf effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. In addition, effective June 29, 2012 C&J Cladding Holding Company, Inc. ("C&J") merged with and into Wolf, with Wolf as the surviving entity. At the time of the merger, C&J held the remaining undistributed proceeds from the sale of its membership interests in C&J Cladding, LLC. The merger was effectuated in connection with the broader simplification of our energy investment holdings.

          On April 15, 2013, assets previously held by H&M were assigned to Wolf in exchange for a $66,000 term loan secured by the assets. Our cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and is equal to the fair value of assets at the time of transfer and we recorded a realized loss of $19,647 in connection with the foreclosure on the assets. On May 17 2013, Wolf sold certain of the assets that had been previously held by H&M that were located in Martin County to Hibernia for $66,000. Proceeds from the sale were primarily used to repay the loan and NPI receivable due to us and we recognized as a realized gain of $11,826 partially offsetting the previously recorded loss. We received $3,960 of structuring and advisory fees from Wolf during the year ended June 30, 2013 related to the sale and $991 under the NPI agreement which was recognized as other income during the fiscal year ended June 30, 2013.

          Based on an increase in the liquidation value of Wolf due to the acquisition of assets previously held by H&M, the Board of Directors increased the fair value of our investment in Wolf to $4,949 as of June 30, 2013, a reduction of $3,091 from its amortized cost, compared to the $7,991 unrealized depreciation recorded at June 30, 2012.

        Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Two of our portfolio companies,

Ajax and First Tower Delaware, experienced such volatility and experienced fluctuations in valuation during the year ended June 30, 2013. The valuation of Ajax decreased due to declining operating results. The value of our equity position in Ajax decreased to zero as of June 30, 2013, a discount of $6,057 to its cost, compared to the $11,134 unrealized gain recorded at June 30, 2012. The valuation of First Tower Delaware decreased due to change in current market conditions. The value of our equity position in First Tower decreased to $33,324 as of June 30, 2013, a discount of $9,869 to its cost, compared to the value of $43,193 recorded at June 30, 2012, equal to its cost. Six of the other controlled investments have been valued at discounts to the original investment. Eight of the control investments are valued at the original investment amounts or higher. Overall, at June 30, 2013, the control investments are valued at $18,517 below their amortized cost.

        We hold three affiliate investments at June 30, 2013. One of our affiliate portfolio companies, Boxercraft, experienced a meaningful decrease in valuation during the year ended June 30, 2013 due to declining operating results. As of June 30, 2013, Boxercraft is valued at $9,385, a reduction of $7,375 to its amortized cost. Overall, at June 30, 2013, affiliate investments are valued at $6,746 below their amortized cost.

        With the Non-control/Non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is limited on the high side to each loan's par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/Non-affiliate investments did not experience significant changes in valuation and are generally performing as expected or better than expected. As of June 30, 2013 and June 30, 2012, four of our Non-control/Non-affiliate investments, ICON Health & Fitness, Inc. ("ICON"), Gulf Coast Machine & Supply Company ("Gulf Coast"), Stryker Energy, LLC ("Stryker") and Wind River Resources Corp. and Wind River II Corp. ("Wind River"), are valued at a significant discount to amortized cost, due to significant decreases in the operating results of the operating companies. Overall, at June 30, 2013, other Non-control/Non-affiliate investments are valued at $8,427 above their amortized cost, excluding our investments in ICON, Gulf Coast, Stryker and Wind River, as the remaining companies are generally performing as or better than expected.

Capitalization

        Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt currently consists of a revolving credit facility availing us of the ability to borrow debt subject to borrowing base determinations and Senior Convertible Notes which we issued in December 2010, February 2011, April 2012, August 2012 and December 2012, Senior Unsecured Notes, and Prospect Capital InterNotes®, which we may issue from time to time, and our equity capital, which is comprised entirely of common equity. The following table shows the Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and InterNotes® amounts and outstanding borrowings at June 30, 2013 and June 30, 2012:

	As of June 30, 2013		As of June 30, 2012
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$552,500	$124,000	$492,500	$96,000
Senior Convertible Notes	$847,500	$847,500	$447,500	$447,500
Senior Unsecured Notes	$347,725	$347,725	$100,000	$100,000
InterNotes®	$363,777	$363,777	$20,638	$20,638

        The following table shows the contractual maturity of our Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and InterNotes® at June 30, 2013:

	Payments Due by Period
	Total	Less than 1 year	1 - 3 Years	3 - 5 Years	After 5 Years
Revolving Credit Facility	$124,000	$—	$—	$124,000	$—
Senior Convertible Notes	847,500	—	150,000	297,500	400,000
Senior Unsecured Notes	347,725	—	—	—	347,725
InterNotes®	363,777	—	—	—	363,777

Total contractual obligations	$1,683,002	$—	$150,000	$421,500	$1,111,502

        We have and expect to continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $3,000,000 less issuances to date. As of June 30, 2013, we can issue up to $1,743,217 of additional debt and equity securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Revolving Credit Facility

        On June 11, 2010, we closed an extension and expansion of our existing credit facility with a syndicate of lenders through PCF (the "2010 Facility"). The 2010 Facility, which had $325,000 total commitments as of June 30, 2011, included an accordion feature which allowed the 2010 Facility to accept up to an aggregate total of $400,000 of commitments, a limit which was met on September 1, 2011. Interest on borrowings under the 2010 Facility was one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charged a fee on the unused portion of the 2010 Facility equal to either 75 basis points if at least half of the credit facility was used or 100 basis points otherwise.

        On March 27, 2012, we renegotiated the 2010 Facility and closed on an expanded five-year $650,000 revolving credit facility (the "2012 Facility"). The lenders have extended commitments of $552,500 under the 2012 Facility as of June 30, 2013. The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At June 30, 2013, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of June 30, 2013 and June 30, 2012, we had $473,508 and $418,980, respectively, available to us for borrowing under our 2012 Facility, of which the amount outstanding was $124,000 and $96,000, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $552,500. At June 30, 2013, the investments used as collateral for the 2012 Facility had an aggregate market value of $833,310, which represents 31.4% of our net assets. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at market value as of June 30, 2013. The release of any assets from PCF requires the approval of the facility agent.

        In connection with the origination and amendments of the 2012 Facility, we incurred $11,150 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $6,722 remains to be amortized as of June 30, 2013.

        During the years ended June 30, 2013, June 30, 2012 and June 30, 2011, we recorded $9,082, $14,883 and $8,507 of interest costs, unused fees and amortization of financing costs on our credit facility as interest expense, respectively.

Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds following underwriting expenses of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 88.0902 and 88.1429 shares of common stock, respectively, per $1 principal amount of 2015 Notes, which is equivalent to a conversion price of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (December 21, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes is increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds following underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 78.3699 and 78.5395 shares, respectively, of common stock per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.73 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (February 14, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of our 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds following underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 85.8442 and 86.1162 shares of common stock, respectively, per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately $11.61 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (April 16, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10150 per share.

        On August 14, 2012, we issued $200,000 in aggregate principal amount of our 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds following underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 82.3451 shares of common stock per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.07 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (August 14, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2018 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101600 per share.

        On December 21, 2012, we issued $200,000 in aggregate principal amount of 5.875% senior convertible notes due 2019 (the "2019 Notes") for net proceeds following underwriting and other expenses of approximately $193,600. Interest on the 2019 Notes is paid semi-annually in arrears on January 15 and July 15, at a rate of 5.875% per year, commencing July 15, 2013. The 2019 Notes mature on January 15, 2019 unless converted earlier. The 2019 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 79.7766 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price of approximately $12.54 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (December 21, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2019 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.110025 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate of the 2015 Notes increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2015 Notes and 2016 Notes (collectively, "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $27,032 of fees which are being amortized over the terms of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $20,254 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities as of June 30, 2013.

        During the years ended June 30, 2013, June 30, 2012 and June 30, 2011, we recorded $45,878, $22,197 and $9,090 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense, respectively.

Senior Unsecured Notes

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        On March 15, 2013, we issued $250,000 in aggregate principal amount of 5.875% senior unsecured notes due 2023 (the "2023 Notes") for net proceeds following underwriting and other expenses of approximately $245,885. Interest on the 2023 Notes is paid semi-annually. The 2023 Notes mature on March 15, 2023. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        In connection with the issuance of the 2022 Notes and 2023 Notes (collectively the "Senior Unsecured Notes"), we incurred $7,480 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $7,114 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the years ended June 30, 2013 and June 30, 2012, we recorded $11,672 and $1,178 of interest costs and amortization of financing costs on the Senior Unsecured Notes as interest expense, respectively.

Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes® Offering"), which was subsequently increased to $1,000,000. Additional agents appointed by us from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement.

        These notes are direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        During the year ended June 30, 2013, we issued $343,139 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $334,243. These notes were issued with stated interest rates ranging from 3.28% to 6.63% with a weighted average rate of 5.59%. These notes mature between July 15, 2019 and June 15, 2043.

        The bonds outstanding as of June 30, 2013 are:

Date of Issuance	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date
March 1, 2012 - March 8, 2012	$5,465	6.90% - 7.00%	6.97%	March 15, 2022
April 5, 2012 - April 26, 2012	8,516	6.50% - 6.85%	6.72%	April 15, 2022
June 14, 2012	2,657	6.95%	6.95%	June 15, 2022
June 28, 2012	4,000	6.55%	6.55%	June 15, 2019
July 6, 2012 - July 26, 2012	20,928	6.20% - 6.45%	6.31%	July 15, 2019
August 2, 2012 - August 23, 2012	17,545	6.05% - 6.15%	6.09%	August 15, 2019
September 7, 2012 - September 27, 2012	29,406	5.85% - 6.00%	5.92%	September 15, 2019
October 4, 2012	7,172	5.70%	5.70%	October 19, 2019
November 23, 2012 - November 29, 2012	13,754	5.00% - 5.13%	5.09%	November 15, 2019
November 29, 2012	1,979	5.75%	5.75%	November 15, 2032
November 23, 2012 - November 29, 2012	16,437	6.50% - 6.63%	6.58%	November 15, 2042
December 6, 2012 - December 28, 2012	9,339	4.50% - 4.86%	4.73%	December 15, 2019
December 6, 2012	1,127	5.63%	5.63%	December 15, 2032
December 13, 2012 - December 28, 2012	3,702	5.00% - 5.13%	5.11%	December 15, 2030
December 6, 2012 - December 28, 2012	22,966	6.00% - 6.38%	6.21%	December 15, 2042
January 4, 2013 - January 31, 2013	4,427	4.00% - 4.375%	4.15%	January 15, 2020
January 4, 2013 - January 31, 2013	2,388	4.50% - 4.875%	4.74%	January 15, 2031
January 4, 2013 - January 31, 2013	9,338	5.50% - 5.875%	5.63%	January 15, 2043
February 4, 2013 - February 28, 2013	2,619	4.00%	4.00%	February 15, 2031
February 4, 2013 - February 28, 2013	664	4.50%	4.50%	February 15, 2031
February 4, 2013 - February 28, 2013	4,623	5.50%	5.50%	February 15, 2043
March 4, 2013 - March 28, 2013	3,832	4.00%	4.00%	March 15, 2020
March 4, 2013 - March 28, 2013	984	4.125% - 4.50%	4.24%	March 15, 2031
March 4, 2013 - March 28, 2013	4,308	5.50%	5.50%	March 15, 2043
March 14, 2013 - March 28, 2013	1,225	L+3.00%	3.27%	March 15, 2023
April 4, 2013 - April 25, 2013	29,528	4.50% - 5.00%	4.96%	April 15, 2020
April 4, 2013 - April 25, 2013	264	L+3.50%	3.78%	April 15, 2023
April 4, 2013 - April 25, 2013	5,164	4.63% - 5.50%	5.34%	April 15, 2031
April 4, 2013 - April 25, 2013	12,280	6.00%	6.00%	April 15, 2043
May 2, 2013 - May 31, 2013	42,482	5.00%	5.00%	May 15, 2020
May 2, 2013 - May 31, 2013	10,000	5.00%	5.00%	May 15, 2028
May 2, 2013 - May 31, 2013	7,548	5.75%	5.75%	May 15, 2031
May 2, 2013 - May 31, 2013	33,641	6.25%	6.25%	May 15, 2043
June 6, 2013 - June 27, 2013	9,905	5.00% - 5.25%	5.04%	June 15, 2020
June 6, 2013 - June 27, 2013	5,000	5.00%	5.00%	June 15, 2028
June 6, 2013 - June 27, 2013	1,707	5.75% - 6.00%	5.85%	June 15, 2031
June 6, 2013 - June 27, 2013	6,857	6.25% - 6.50%	6.31%	June 15, 2043

	$363,777

        In connection with the issuance of the Prospect Capital InterNotes®, we incurred $10,598 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $10,248 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the years ended June 30, 2013 and June 30, 2012, we recorded $9,707 and $276 of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense, respectively.

Net Asset Value

        During the year ended June 30, 2013, we raised $1,179,084 of additional equity, net of offering costs, by issuing 106,752,517 shares of our common stock. The following table shows the calculation of net asset value per share as of June 30, 2013 and June 30, 2012:

	As of June 30, 2013	As of June 30, 2012
Net Assets	$2,656,494	$1,511,974
Shares of common stock outstanding	247,836,965	139,633,870

Net asset value per share	$$10.72	$10.83

Results of Operations

        Net increase in net assets resulting from operations for the years ended June 30, 2013, 2012 and 2011 was $220,856, $190,904 and $118,238, respectively, representing $1.07, $1.67 and $1.38 per weighted average share, respectively. During the year ended June 30, 2013, we experienced net unrealized and realized losses of $104,068 or approximately $0.50 per weighted average share primarily due to the reduction in the fair value of our investments in Ajax, Boxercraft and First Tower because of changes in current market conditions and Energy Solutions for which we received $19,543 of make-whole fees for early repayment of the outstanding loan and dividends of $53,820 during the year, which were recorded as interest and dividend income, respectively, reducing the amount previously recorded as unrealized appreciation. These losses were partially offset by net realized gains from the sale of assets in Wolf, assets formerly held by H&M, and distributions received from our escrow receivable account, primarily from NRG. During the year ended June 30, 2012, we experienced net unrealized and realized gains of $4,220 or approximately $0.04 per weighted average share primarily from significant write-ups of our investments in Ajax, Energy Solutions and R-V, and our sale of NRG for which we realized a gain of $36,940. These instances of appreciation were partially offset by unrealized depreciation in Biotronic, H&M, Meatco, NMMB, Stryker and Wind River.

        Net investment income decreased on a weighted average per share basis from $1.63 to $1.57 for the years ended June 30, 2012 and 2013, respectively. The decrease is primarily due to an increase of $6,500 in accrued excise as the result of undisturbed ordinary income at December 31, 2012 and expected at December 31, 2013, and higher levels of cash awaiting deployment during the year ended June 30, 2013. Net investment income increased on a weighted average per share basis from $1.10 to $1.63 for the years ended June 30, 2011 and 2012, respectively. This increase is primarily due to the sale of NRG, for which we received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012, and an increase in dividend income received from Energy Solutions and NRG of $38,000 and $11,411, respectively. These increases were partially offset by a $15,471 decline in interest income from purchase discount accretion from the assets acquired from Patriot.

        While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income

        We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies' assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.

        Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including net profits interests revenue, overriding royalty interests and structuring fees, was $576,336, $320,910, and $169,476, for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. During the year ended June 30, 2013, the increase in investment income is primarily the result of a larger income producing portfolio, increased structuring, advisory and amendment fees from the deployment of additional capital in revenue-producing assets, make-whole fees from Energy Solutions for early repayment of our outstanding loan, and increased dividends received from Energy Solutions and R-V.

        The following table describes the various components of investment income and the related levels of debt investments:

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Interest income	$435,455	$219,536	$134,454
Dividend income	82,705	64,881	15,092
Other income	58,176	36,493	19,930

Total investment income	$576,336	$320,910	$169,476

Average debt principal of performing investments	$2,878,421	$1,466,703	$871,400

Weighted average interest rate earned on performing assets	15.1%	15.0%	15.2%

        Average interest income producing assets have increased from $871,400 for the year ended June 30, 2011 to $1,466,703 for the year ended June 30, 2012 to $2,878,421 for the year ended June 30, 2013. The average yield on performing interest bearing assets remained relatively consistent over the three year period.

        Investment income is also generated from dividends and other income. Dividend income increased from $64,881 for the year ended June 30, 2012 to $82,705 for the year ended June 30, 2013. This $17,824 increase in dividend income is primarily attributed to an increase in the level of dividends received from our investments in Energy Solutions and R-V due to increased profits generated by the portfolio companies. We received dividends from Energy Solutions of $53,820 and $47,850 during the years ended June 30, 2013 and June 30, 2012, respectively. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are earnings and profits sufficient to support such recognition. We received dividends from R-V of $24,462 and $283 during the years ended June 30, 2013 and June 30, 2012, respectively. The $24,462 of dividends received from R-V during the year ended June 30, 2013 include a $11,073 distribution as part of R-V's recapitalization in November 2012 for which we provided an additional $9,500 of senior secured financing. The increases in dividend income from our investments in Energy Solutions and R-V were offset by a reduction in dividends received from NRG. We received dividends from NRG of $15,011 during the year ended June 30, 2012. There were no dividends from NRG received during the year ended June 30, 2013 as NRG has been sold.

        Dividend income increased from $15,092 for the year ended June 30, 2011 to $64,881 for the year ended June 30, 2012. This $49,789 increase in dividend income is primarily attributed to an increase in the dividends received from our investments in Energy Solutions and NRG due to increased profits generated by the portfolio companies. We received dividends from NRG of $15,011 and $3,600 during the years ended June 30, 2012 and June 30, 2011, respectively. We received dividends from Energy Solutions of $47,850 and $9,850 during the years ended June 30, 2012 and June 30, 2011, respectively. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are earnings and profits sufficient to support such recognition.

        Other income has come primarily from structuring fees, overriding royalty interests, and settlement of net profits interests. Comparing the year ended June 30, 2012 to the year ended June 30, 2013, income from other sources increased from $36,493 to $58,176, respectively. This $21,683 increase is primarily due to $52,699 of structuring fees recognized during the year ended June 30, 2013 primarily from our investments in APH, Arctic Glacier, Broder, InterDent, Progrexion, Ryan, TransPlace, USC and Wolf originations, in comparison to $26,443 of structuring fees recognized during the year ended June 30, 2012. This $26,256 increase in structuring fees is partially offset by a decrease in advisory fees recognized during the year ended June 30, 2013 from our investments in Energy Solutions and NRG. We received $8,783 of advisory fees from Energy Solutions and NRG during the year ended June 30, 2012. No such fee was received during the year ended June 30, 2013. The remaining $4,210 increase is primarily due to $4,122 of royalty income recognized during the year ended June 30, 2013 primarily from First Tower and Wolf, in comparison to $224 of royalty income recognized during the year ended June 30, 2012.

        Comparing the year ended June 30, 2011 to the year ended June 30, 2012, income from other sources increased from $19,930 to $36,493. This $16,563 increase is primarily due to $14,137 of structuring and advisory fees recognized during the year ended June 30, 2012 from our investments in Energy Solutions and NRG. The remaining $2,426 increase is primarily due to $21,088 of structuring fees recognized, excluding those received from our investments in Energy Solutions and NRG, during the year ended June 30, 2012 primarily from the Capstone, First Tower, Naylor, LLC and Totes Isotoner Corporation ("Totes") originations, in comparison to $18,494 of structuring fees recognized during the year ended June 30, 2011.

Operating Expenses

        Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate Prospect Capital Management (the "Investment Adviser") for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our Administration Agreement with Prospect Administration. Operating expenses were $251,412, $134,226 and $75,255 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

        The base investment advisory expenses were $69,800, $35,836 and $22,496 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. These increases are directly related to our growth in total assets. For the years ended June 30, 2013, June 30, 2012 and June 30, 2011, income incentive fees incurred were $81,231, $46,761 and $23,555, respectively. The $34,470 increase in the income incentive fee for the year ended June 30, 2013 is driven by an increase in pre-incentive fee net investment income of $172,800 primarily due to an increase in interest income from a larger asset base. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

        During the years ended June 30, 2013, June 30, 2012 and June 30, 2011, we incurred $76,341, $38,534 and $17,598, respectively, of expenses related to our 2012 Facility, InterNotes®, Senior Unsecured Notes and Senior Convertible Notes. These expenses are related directly to the leveraging capacity put into place for each of those years and the levels of indebtedness actually undertaken in those years. The table below describes the various expenses of our 2012 Facility, InterNotes®, Senior Unsecured Notes and Senior Convertible Notes and the related indicators of leveraging capacity and indebtedness during these years.

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Interest on borrowings	$62,657	$27,346	$9,861
Amortization of deferred financing costs	8,283	8,510	5,366
Commitment and other fees	5,401	2,678	2,371

Total	$76,341	$38,534	$17,598

Weighted-average debt outstanding	$1,066,368	$502,038	$176,277
Weighted average interest rate on borrowings (excluding amortization and undrawn facility fees)	5.88%	5.45%	5.59%
Facility amount at beginning of year	$492,500	$325,000	$210,000

        The increase in interest expense for the year ended June 30, 2013 is primarily due to the issuance of the 2022 Notes, 2023 Notes and the Senior Convertible Notes on April 16, 2012, August 14, 2012 and December 21, 2012, for which we incurred $34,551 of collective interest expense. The weighted average interest rate on borrowings (excluding amortization and undrawn facility fees) increased from 5.45% to 5.88% as of June 30, 2012 and June 30, 2013, respectively. This increase is primarily due to a decrease in utilization of our credit facility in favor of longer term financing.

        The allocation of overhead expense from Prospect Administration was $8,737, $6,848 and $4,979 for the years ended June 30, 2013, 2012 and 2011, respectively. As our portfolio continues to grow, we expect Prospect Administration to continue to increase the size of its administrative and financial staff.

        Total operating expenses, net of investment advisory fees, interest costs, excise tax and allocation of overhead from Prospect Administration ("Other Operating Expenses"), were $8,803, $6,337 and $6,627 for the years ended June 30, 2013, 2012 and 2011, respectively. The increase in Other Operating Expenses during the year ended June 30, 2013 when compared to the year ended June 30, 2012 is primarily the result of a $1,000 insurance claim settlement for legal fees expensed in previous periods that was received during the year ended June 30, 2012. The decrease in Other Operating Expenses during the year ended June 30, 2012 when compared to the year ended June 30, 2011 is primarily the result of a $1,000 insurance claim settlement for legal fees expensed in previous periods that was received during the year ended June 30, 2012.

Net Investment Income

        Net investment income represents the difference between investment income and operating expenses. Our net investment income was $324,924, $186,684 and $94,221 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively, or $1.57 per share, $1.63 per share and $1.10 per share, respectively. The $138,240 increase for the year ended June 30, 2013 is primarily due to an increase of $215,919 in interest income, due to the increased size of our portfolio for which we have recognized additional interest income. The $255,426 increase in investment income is offset by an increase in operating expenses of $117,186, primarily due to a $68,524 increase in advisory fees due to the growing size of our portfolio and related income, and $37,807 of additional interest and credit facility expenses. For the calendar year ended December 31, 2012, we elected to retain a portion of our annual taxable income and have paid $4,500 for the excise tax due with the filing of the return. As of June 30, 2013, we have $2,000 accrued as an estimate of two quarters of the excise tax due for the calendar year ending December 31, 2013. The per share decrease is primarily due to an increase of $6,500 in excise taxes and higher levels of cash awaiting deployment during the year ended June 30, 2013.

        The $92,463 increase for the year ended June 30, 2012 is primarily due to a $151,434 increase in investment income offset by an increase in operating expenses of $58,971. The $151,434 increase in investment income is due to increases of $85,082, $49,789 and $16,563 in interest income, dividend income and other income, respectively, due to the increased size of our portfolio for which we have recognized additional interest income, dividends, structuring fees and advisory fees recognized primarily from our investments in Energy Solutions, First Tower and NRG. In conjunction with the sale of NRG we also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012. The offsetting $58,971 increase in operating expenses is primarily due to a $36,456 increase in advisory fees due to the growing size of our portfolio and related income, $20,936 of additional interest and credit facility expenses and a $1,869 increase in overhead allocated from Prospect Administration.

Net Realized (Losses) Gains, (Decrease) Increase in Net Assets from Net Changes in Unrealized Appreciation/Depreciation

        Net realized (losses) gains were ($26,234), $36,588 and $16,465 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. The net realized loss for the year ended June 30, 2013 was primarily due to the sale of Meatco (realized loss of $10,814), the other-than-temporary impairment of ICS (realized loss of $12,117) and restructuring of the H&M debt in conjunction with the foreclosure on the assets of H&M (realized loss of $19,647). These losses were partially offset by net realized gains from the sale of our assets in Wolf (realized gain of $11,826), assets formerly held by H&M, and distributions received from our escrow receivable account, primarily NRG (resulting in realized gains of $3,252). The net realized gain for the year ended June 30, 2012 was due primarily to the sale of NRG common stock for which we realized a gain of $36,940 and the sale of our equity interests in Copernicus, C&J, Fairchild Industrial Products, Co., Fischbein, Mac & Massey, Nupla and Sport Helmets for which we realized a total gain of $14,317. These gains were offset by our impairment of Deb Shops. During the year ended June 30, 2012, Deb Shops filed for bankruptcy and a plan for reorganization was proposed. The plan was approved by the bankruptcy court and our debt position was eliminated with no payment to us. We determined that the impairment of Deb Shops was other-than-temporary on September 30, 2011 and recorded a realized loss of $14,607 for the full amount of the amortized cost. The asset was completely written off when the plan of reorganization was approved. The net realized gain for the year ended June 30, 2011 was due primarily to gains from the sales of our common equity in Fischbein and Miller of $9,893 and $7,977, respectively.

        Net (decrease) increase in net assets from changes in unrealized (depreciation) appreciation was ($77,834), ($32,368), and $7,552 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively, or ($0.37) per share, ($0.28) per share and $0.09 per share, respectively. For the year ended June 30, 2013, the $77,834 decrease in net assets from the net change in unrealized depreciation was driven by reduction in the fair value of our investments in Ajax, Boxercraft and First Tower because of changes in current market conditions and Energy Solutions for which we received $19,543 of make-whole fees for early repayment of the outstanding loan and distributions of $53,820 during the year, which were recorded as interest and dividend income, respectively, reducing the amount previously recorded as unrealized appreciation. These instances of unrealized depreciation were partially offset by the elimination of the unrealized depreciation resulting from the H&M foreclosure mentioned above. For the year ended June 30, 2012, the $32,368 decrease in net assets from the net change in unrealized appreciation/depreciation was driven by write-downs of $68,197 related to our investments in H&M, Meatco and Stryker, as well as the elimination of the unrealized appreciation resulting from the sale of NRG mentioned above. The unrealized depreciation was partially offset by unrealized appreciation of approximately $34,712 related to our investments in Ajax and R-V. For the year ended June 30, 2011, the $7,552 increase in net assets from the net change in unrealized appreciation was driven by significant write-ups of $54,916 related to our investments in Ajax, Biotronic, ESHI, Iron Horse, NRG and Sport Helmets. The unrealized appreciation were partially offset by unrealized depreciation of approximately $35,689 related to our investments in H&M, ICS, Manx, Shearer's, Stryker, and $10,840 related to the repayment of Prince.

Financial Condition, Liquidity and Capital Resources

        For the years ended June 30, 2013, June 30, 2012 and June 30, 2011, our operating activities used $1,811,101, $287,881 and $581,609 of cash, respectively. There were no investing activities for the years ended June 30, 2013, June 30, 2012 and June 30, 2011. Financing activities provided cash flows of $1,868,250, $289,214 and $582,020 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. Dividends paid were $242,301, $127,564 and $91,247 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

        Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.

        Our primary sources of funds have been issuances of debt and equity. We have and may continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the year ended June 30, 2013, we borrowed $223,000 and made repayments totaling $195,000 under our 2012 Facility. As of June 30, 2013, we had $124,000 outstanding on our revolving credit facility, $847,500 outstanding on our Senior Convertible Notes, $347,725 outstanding on our Senior Unsecured Notes and $363,777 outstanding on InterNotes®. (See Capitalization.)

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of June 30, 2013 and June 30, 2012, we have $202,518 and $180,646 of undrawn revolver commitments to our portfolio companies, respectively.

        Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 200,000,000 to 500,000,000 in the aggregate. The amendment became effective July 30, 2012.

        On October 29, 2012, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to an additional $1,743,217 of debt and equity securities in the public market at June 30, 2013.

        We also continue to generate liquidity through public and private stock offerings.

        On June 1, 2012, we entered into an ATM Program with KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 9,500,000 shares of our common stock. During the period from July 2, 2012 to July 12, 2012, we sold 2,247,275 shares of our common stock at an average price of $11.59 per share, and raised $26,040 of gross proceeds, under the ATM Program. Net proceeds were $25,779 after commission to KeyBanc on shares sold.

        On July 16, 2012, we issued 21,000,000 shares of our common stock at $11.15 per share (or $11.05 per share net proceeds excluding expenses), raising $234,150 of gross proceeds.

        On July 27, 2012, we issued 3,150,000 shares in connection with the exercise of an option granted with the July 12, 2012 offering of 21,000,000 shares which were delivered July 16, 2012, raising an additional $35,123 of gross proceeds and $34,808 of net proceeds.

        On September 10, 2012, we entered into an ATM Program with KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 9,750,000 shares of our common stock. During the period from October 1, 2012 to October 9, 2012, we sold 1,245,655 shares of our common stock at an average price of $11.53 per share, and raised $14,361 of gross proceeds, under this program. Net proceeds were $14,217 after commission to the broker-dealer on shares sold and offering costs.

        On November 7, 2012, we issued 35,000,000 shares of our common stock at $11.10 per share (or $10.96 per share net proceeds excluding expenses), raising $383,600 of net proceeds.

        On December 21, 2012, we entered into an ATM Program with KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 17,500,000 shares of our common stock. During the period from January 7, 2013 to February 5, 2013, we sold 10,248,051 shares of our common stock at an average price of $11.25 per share, and raised $115,315 of gross proceeds, under this program. Net proceeds were $114,162 after commission to KeyBanc on shares sold.

        On February 11, 2013, we entered into an ATM Program with KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 45,000,000 shares of our common stock. During the period from February 14, 2013 to May 3, 2013, we sold 17,230,253 shares of our common stock at an average price of $11.14 per share, and raised $191,897 of gross proceeds, under the ATM Program. Net proceeds were $190,109 after commissions to KeyBanc on shares sold.

        On May 8, 2013, we entered into an ATM Program with BB&T Capital Markets, BMO Capital Markets, and KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 45,000,000 shares of our common stock. During the period from May 14, 2013 to June 30, 2013, we sold 4,359,200 shares of our common stock at an average price of $10.90 per share, and raised $47,532 of gross proceeds, under the ATM Program. Net proceeds were $47,133 after commissions to BB&T Capital Markets, BMO Capital Markets, and KeyBanc on shares sold. During the period from July 1, 2013 to August 21, 2013, we sold 9,818,907 shares of our common stock at an average price of $10.97 per share, and raised $107,725 of gross proceeds, under the ATM Program. Net proceeds were $106,822 after commissions to BB&T Capital Markets, BMO Capital Markets, and KeyBanc on shares sold. (See Recent Developments.)

        On August 23, 2013, we entered into an ATM Program with BMO Capital Markets, Goldman, Sachs & Co., RBC Capital Markets and KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 45,000,000 shares of our common stock. During the period from August 26, 2013 to October 10, 2013 (with settlements August 29, 2013 through October 16,

2013), we sold 16,914,710 shares of our common stock at an average price of $11.27 per share, and raised $190,609 of gross proceeds, under the ATM Program. Net proceeds were $188,735 after commissions to BMO Capital Markets, Goldman, Sachs & Co., RBC Capital Markets and KeyBanc on shares sold.

Off-Balance Sheet Arrangements

        At June 30, 2013, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.

Recent Developments

        During the period from July 1, 2013 to October 10, 2013, we issued $115,110 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $112,713.

        During the period from July 1, 2013 to August 21, 2013, we sold 9,818,907 shares of our common stock at an average price of $10.97 per share, and raised 107,725, under the ATM Program. Net proceeds were $106,822 after commissions to the broker-dealer on shares sold and offering costs.

        On August 23, 2013, we entered into an ATM Program with BMO Capital Markets, Goldman, Sachs & Co., RBC Capital Markets and KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 45,000,000 shares of our common stock. During the period from August 26, 2013 to October 10, 2013 (with settlements August 29, 2013 through October 16, 2013), we sold 16,914,710 shares of our common stock at an average price of $11.27 per share, and raised $190,609 of gross proceeds, under the ATM Program. Net proceeds were $188,735 after commissions to BMO Capital Markets, Goldman, Sachs & Co., RBC Capital Markets and KeyBanc on shares sold.

        On July 1, 2013, Pre-Paid Legal Services, Inc. repaid the $5,000 loan receivable to us.

        On July 9, 2013, Southern Management Corporation repaid the $17,565 loan receivable to us.

        On July 12, 2013, we provided $11,000 of secured second lien financing to Water PIK, Inc., a leader in developing innovative personal and oral healthcare products.

        On July 12, 2013, we provided $11.0 million of secured second lien financing to Blue Coat Systems, Inc., a leading provider of web security and wide area network (WAN) optimization solutions.

        On July 23, 2013, we made a $2,000 investment in Carolina Beverage Group, LLC ("Carolina Beverage"), a contract beverage manufacturer.

        On July 24, 2013, we sold our $2,000 investment in Carolina Beverage and realized a gain of $45 on this investment.

        On July 26, 2013, we made a $2,000 follow-on senior secured debt investment in Spartan, a leading provider of thru tubing and flow control services to oil and gas companies.

        On July 26, 2013, we made a $20,000 follow-on secured second lien investment in Royal Adhesives & Sealants, LLC ("Royal"), a leading producer of proprietary, high-performance adhesives and sealants.

        On July 31, 2013, we made a $5,100 follow-on investment in Coverall, a leading franchiser of commercial cleaning businesses.

        On July 31, 2013, Royal repaid the $28,364 subordinated unsecured loan receivable to us.

        On July 31, 2013, Cargo repaid the $43,399 loan receivable to us.

        On August 1, 2013, Medical Security Card Company, LLC repaid the $13,214 loan receivable to us.

        On August 2, 2013, we made an investment of $44,100 to purchase 90% of the subordinated notes in CIFC Funding 2013-III, Ltd.

        On August 2, 2013, we funded a recapitalization of CP Energy Services, Inc. ("CP Energy") with $81,273 of debt and $12,741 of equity financing. Through the recapitalization, we acquired a controlling interest in CP Energy for $73,009 in cash and 1,918,342 unregistered shares of our common stock. After the financing, we received repayment of the $18,991 loan previously outstanding.

        On August 12, 2013, we provided $80,000 in senior secured loans and a senior secured revolving loan facility, of which $70,000 was funded at closing, for the recapitalization of Matrixx Initiatives, Inc., owner of Zicam, a leading developer and marketer of OTC cold remedy products under the Zicam brand.

        On August 14, 2013, we announced the revised conversion rate on the 2018 Notes of 82.8631 shares of common stock per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.07.

        On August 15, 2013, we announced an increase of $15,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $567,500.

        On August 15, 2013, we made a $14,000 follow-on investment in Totes, a leading designer, distributer and retailer of high quality, branded functional accessories.

        On August 21, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110325 per share for January 2014 to holders of record on January 31, 2014 with a payment date of February 20, 2014;

  •
  $0.110350 per share for February 2014 to holders of record on February 28, 2014 with a payment date of March 20, 2014; and

  •
  $0.110375 per share for March 2014 to holders of record on March 31, 2014 with a payment date of April 17, 2014.

        On August 30, 2013, we made a $16,000 follow-on investment in System One Holdings, LLC, a leading provider of professional staffing services.

        On September 5, 2013, we provided $50,000 of floating rate senior secured financing to a leading payments processor.

        On September 10, 2013, we made a $12,500 first lien secured investment in Photonis SAS, a world leader in the development, manufacture and sale of electro-optic components for the detection and intensification of very faint light sources.

        On September 11, 2013, Seaton Corp. repaid the $13,310 loan receivable to us.

        On September 12, 2013, we provided a $75,000 floating-rate senior secured term loan to support the recapitalization of American Broadband Communications, LLC, a leading provider of voice, video, and high-speed internet services.

        On September 13, 2013, we made an investment of $36,515 to purchase 83.56% of the subordinated notes in Apidos CLO XV, Ltd.

        On September 19, 2013, we provided $47,985 of combined senior secured floating rate debt and equity to support the recapitalization of Mity Enterprises, Inc., a leading designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.

        On September 25, 2013, we made a $12,000 senior secured investment in NCP Finance, a lender to short term loan providers in the alternative financial services industry.

        On September 25, 2013, we received payment of $5,000 in settlement of a lawsuit related to the loan to Integrated Contract Services, Inc., which was previously written off.

        On September 30, 2013, we made an investment of $22,575 to purchase 51.02% of the subordinated notes in Galaxy XVI CLO, Ltd.

        On September 30, 2013, we sold our investment in ADAPCO, Inc. for net proceeds of $553, recognizing a realized gain of $413 on the sale.

        On September 30, 2013, we made an $18,818 follow-on investment in JHH Holdings, Inc., a leading provider of home healthcare services in Texas.

        On October 1, 2013, we made a $2,600 follow-on investment in AIRMALL USA, Inc., a leading developer and manager of airport retail operations.

        On October 7, 2013, Evanta Ventures, Inc. repaid the $10,506 loan receivable to us.

        On October 11, 2013, we made a $5,846 follow-on senior debt and equity investment in CP Energy Services, Inc., an energy services company based in western Oklahoma.

        On October 11, 2013, we provided $25,000 in preferred equity for the recapitalization of Ajax Rolled Ring & Machine, Inc. After the financing, we received repayment of the $20,009 loan previously outstanding.

Critical Accounting Policies and Estimates

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of PCF, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

        To value our assets, we follow the guidance of ASC 820 that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States or America, or GAAP, and requires disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

          Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical for similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        ASC 820 applies to fair value measurements already required or permitted by other standards.

        In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with an independent valuation firm engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent appraisals and make their own independent assessment;

  3)
  the Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of the Investment Adviser and that of the independent valuation firms; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        Our investments in CLOs are classified as ASC 820 level 3 securities, and are valued using discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for each security. To value a CLO, both the assets and liabilities of the CLO capital structure need be modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distributes the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates that incorporate all the risk factors. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

        For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors—Risks relating to our business—Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1") permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We have elected not to value some assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the "Code"), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute at least 98% of our annual income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. For the calendar year ended December 31, 2012, we elected to retain a portion of our annual taxable income and have paid $4,500 for the excise tax due with the filing of the return. As of June 30, 2013, we have $2,000 accrued as an estimate of two quarters of the excise tax due for the calendar year ending December 31, 2013.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We adopted FASB ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of June 30, 2013 and for the year then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

        Interest income from investments in the "equity" class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments and the effective yield is determined and updated periodically.

        Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current. As of June 30, 2013, approximately 0.3% of our net assets are in non-accrual status.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend or distribution is approved by our Board of Directors each quarter and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and Senior Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS ("ASU 2011-04"). ASU 2011-04 amends Topic 820, Fair Value Measurements, ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends ASC 820, Fair Value Measurements, to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments were effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of the amended guidance in ASU 2011-04 did not have a significant effect on our financial statements. See Note 3 for the disclosure required by ASU 2011-04.

        In August 2012, the FASB issued Accounting Standards Update 2012-03, Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 114 ("SAB No. 114"), Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 ("ASU 2012-03"). The update amends various SEC paragraphs pursuant to the issuance of SAB No. 114 and is effective upon issuance. The adoption of the amended guidance in ASU 2012-03 did not have a significant effect on our financial statements.

        In October 2012, the FASB issued Accounting Standards Update 2012-04, Technical Corrections and Improvements ("ASU 2012-04"). The amendments in this update cover a wide range of Topics in the ASC. These amendments include technical corrections and improvements to the ASC and conforming amendments related to fair value measurements. The adoption of the amended guidance in ASU 2012-04 did not have a significant effect on our financial statements.

        In June 2013, the FASB issued Accounting Standards Update 2013-08, Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 clarifies the approach to be used for determining whether an entity is an investment company and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The adoption of ASU 2013-08 is not expected to materially effect on our financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.

        We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the year ended June 30, 2013, we did not engage in hedging activities.

REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

        Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2013. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.

        Management performed an assessment of the effectiveness of the Company's internal control over financial reporting as of June 30, 2013 based upon criteria in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment, management determined that the Company's internal control over financial reporting was effective as of June 30, 2013 based on the criteria on Internal Control—Integrated Framework issued by COSO. There were no changes in our internal control over financial reporting during the quarter ended June 30, 2013 that have materially affected, or are reasonably likely to affect, our internal control over financial reporting.

        Our management's assessment of the effectiveness of our internal control over financial reporting as of June 30, 2013 has been audited by our independent registered public accounting firm, as stated in their report which appears in the 10-K.

USE OF PROCEEDS

        Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the credit facility is one-month LIBOR plus 275 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. A supplement to this prospectus relating to each offering will provide additional detail, to the extent known at the time, regarding the use of the proceeds from such offering including any intention to utilize proceeds to pay expenses in order to avoid sales of long-term assets.

        We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we expect that there will be several offerings pursuant to this prospectus; we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities, which may generate a loss to the Company. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS

        Our annual report on Form 10-K for the year ended June 30, 2013, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation including this prospectus may contain forward looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, which involve substantial risks and uncertainties. Forward looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes" and "scheduled" and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  difficulty in obtaining financing or raising capital, especially in the current credit and equity environment;

  •
  the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets;

  •
  adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise;

  •
  a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us;

  •
  our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

  •
  authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the Securities and Exchange Commission, Internal Revenue Service, the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS

        Through March 2010, we made quarterly distributions to our stockholders out of assets legally available for distribution. In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment and intend to continue with monthly distributions. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications.

        As a RIC, we generally are not subject to U.S. federal income tax on income and gains we distribute each taxable year to our stockholders, provided that in such taxable year we distribute at least 90% of our ordinary income and net short-term capital gains in excess of realized net long-term capital losses. In order to avoid certain excise taxes imposed on RICs, we are required to timely distribute with respect to each calendar year an amount at least equal to the sum of

  •
  98% of our ordinary income for the calendar year,

  •
  98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

  •
  any ordinary income and net capital gains for preceding years that were not distributed during such years.

        At December 31, 2012, we accrued, and subsequently paid, $4,500 for the undistributed ordinary income retained at December 31, 2012. Through June 30, 2013, we have accrued an additional $2,000 as we expect to again retain undistributed ordinary income at December 31, 2013.

        In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders' cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan". To the extent prudent and practicable, we intend to declare and pay dividends on a monthly basis.

        With respect to the distributions paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to stockholders. During the fiscal year ended June 30, 2013, we declared total distributions of approximately $271.5 million.

        Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

        The following table reflects the distributions per share that we have declared on our common stock to date. In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment.

Declaration Date	Record Date	Pay Date	Rate	Amount (in thousands)
8/20/2013	3/31/2014	4/17/2014	0.110375		*
8/20/2013	2/28/2014	3/20/2014	0.110350		*
8/20/2013	1/31/2014	2/20/2014	0.110325		*
6/17/2013	12/31/2013	1/23/2014	0.110300		*
6/17/2013	11/29/2013	12/19/2013	0.110275		*
6/17/2013	10/31/2013	11/21/2013	0.110250		*
6/17/2013	9/30/2013	10/24/2013	0.110225		*
5/6/2013	8/30/2013	9/19/2013	0.110200		*
5/6/2013	7/31/2013	8/22/2013	0.110175	$28,001
5/6/2013	6/28/2013	07/18/2013	0.110150	27,299
5/6/2013	5/31/2013	6/19/2013	0.110125	27,280
2/7/2013	4/30/2013	5/23/2013	0.110100	26,619
2/7/2013	3/29/2013	4/18/2013	0.110075	26,267
2/7/2013	2/28/2013	3/21/2013	0.110050	25,307
11/7/2012	1/31/2013	2/20/2013	0.110025	24,641
11/7/2012	12/31/2012	1/23/2013	0.110000	23,669
11/7/2012	11/30/2012	12/20/2012	0.101675	21,308
8/21/2012	10/31/2012	11/22/2012	0.101650	17,736
8/21/2012	9/30/2012	10/24/2012	0.101625	17,597
5/7/2012	8/31/2012	9/21/2012	0.101600	16,897
5/7/2012	7/31/2012	8/24/2012	0.101575	16,886
5/7/2012	6/29/2012	7/24/2012	0.101550	14,180
5/7/2012	5/31/2012	6/22/2012	0.101525	12,395
2/6/2012	4/30/2012	5/24/2012	0.101500	12,384
2/6/2012	3/30/2012	4/20/2012	0.101475	12,372
2/6/2012	2/29/2012	3/23/2012	0.101450	12,361
11/7/2011	1/31/2012	2/17/2012	0.101425	11,134
11/7/2011	12/31/2011	1/25/2012	0.101400	11,122
11/7/2011	11/30/2011	12/22/2011	0.101375	11,111
8/24/2011	10/31/2011	11/22/2011	0.101350	11,098
8/24/2011	9/30/2011	10/25/2011	0.101325	11,087
5/9/2011	8/31/2011	9/23/2011	0.101300	11,074
5/9/2011	7/29/2011	8/26/2011	0.101275	11,060
5/9/2011	6/30/2011	7/22/2011	0.101250	10,896
5/9/2011	5/31/2011	6/24/2011	0.101225	9,871
2/8/2011	4/29/2011	5/31/2011	0.101200	9,861
2/8/2011	3/31/2011	4/29/2011	0.101175	8,939
2/8/2011	2/28/2011	3/31/2011	0.101150	8,930
11/8/2010	1/31/2011	2/28/2011	0.101125	8,919
11/8/2010	12/31/2010	1/31/2011	0.101000	8,899
11/8/2010	11/30/2010	12/31/2010	0.100875	8,668
8/26/2010	10/29/2010	11/30/2010	0.100750	8,347
8/26/2010	9/30/2010	10/29/2010	0.100625	7,889
6/18/2010	8/31/2010	9/30/2010	0.100500	7,620
6/18/2010	7/30/2010	8/31/2010	0.100250	7,330
Prior to 6/30/2010				215,157

		Since Inception		$762,211

*
Not yet determinable

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2013 (as of June 30, 2013)	$124,000	$34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—	N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—	N/A	—	—

2015 Notes
Fiscal 2013 (as of June 30, 2013)	$150,000	$28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes
Fiscal 2013 (as of June 30, 2013)	$167,500	$25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes
Fiscal 2013 (as of June 30, 2013)	$130,000	$33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes
Fiscal 2013 (as of June 30, 2013)	$200,000	$21,697	—	—

2019 Notes
Fiscal 2013 (as of June 30, 2013)	$200,000	$21,697	—	—

2022 Notes
Fiscal 2013 (as of June 30, 2013)	$100,000	$43,395	—	—
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	—

2023 Notes
Fiscal 2013 (as of June 30, 2013)	$247,725	$17,517	—	—

Prospect Capital InterNotes®
Fiscal 2013 (as of June 30, 2013)	$363,777	$11,929	—	—
Fiscal 2012 (as of June 30, 2012)	20,638	105,442	—	—

All Senior Securities(5)
Fiscal 2013 (as of June 30, 2013)	$1,683,002	$2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
Fiscal 2011 (as of June 30, 2011)	406,700	3,740	—	—

(1)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)
This column is inapplicable.

(4)
This column is inapplicable.

(5)
On February 16, 2012, we entered into the Selling Agent Agreement and began offering notes (the "Prospect Capital InterNotes® Program"). On March 4, 2013, we entered into a Second Amended and Restated Selling Agent Agreement which continued the Prospect Capital InterNotes® Program on substantially similar terms and provides for our issuance of floating rate notes in addition to fixed rate notes. Through October 10, 2013, we have sold $478.9 million aggregate principal amount of notes. Amounts sold under the Prospect Capital InterNotes® Program after June 30, 2013 are not reflected in the table above. On August 23, 2013, we amended the Selling Agent Agreement for the Prospect Capital InterNotes® to increase the aggregate principal amount of notes that may be issued from time to time under such agreement from $500.0 million to $1.0 billion.

PRICE RANGE OF COMMON STOCK

        Our common stock is quoted on the NASDAQ Global Select Market under the symbol "PSEC." The following table sets forth, for the periods indicated, our NAV per share of common stock and the high and low sales prices per share of our common stock as reported on the NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV per share. There can be no assurance, however, that such premium or discount, as applicable, to NAV per share will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV per share. In the past, our common stock has traded at a discount to our NAV per share. The risk that our common stock may continue to trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline.

	Stock Price				Premium (Discount) of High to NAV	Premium (Discount) of Low to NAV
							Dividend Declared
	NAV(1)		High(2)	Low(2)
Twelve Months Ending June 30, 2009
First quarter	$14.63		$14.24	$11.12	(2.7)%	(24.0)%	$0.402500
Second quarter	14.43		13.08	6.29	(9.4)%	(56.4)%	0.403750
Third quarter	14.19		12.89	6.38	(9.2)%	(55.0)%	0.405000
Fourth quarter	12.40		10.48	7.95	(15.5)%	(35.9)%	0.406250
Twelve Months Ending June 30, 2010
First quarter	$11.11		$10.99	$8.82	(1.1)%	(20.6)%	$0.407500
Second quarter	10.10		12.31	9.93	21.9%	(1.7)%	0.408750
Third quarter	10.12		13.20	10.45	30.4%	3.3%	0.410000
Fourth quarter	10.30		12.20	9.65	18.4%	(6.3)%	0.100000
Twelve Months Ending June 30, 2011
First quarter	$10.24		$10.00	$9.18	(2.3)%	(10.4)%	$0.301375
Second quarter	10.25		10.86	9.69	6.0%	(5.5)%	0.302625
Third quarter	10.33		12.33	10.72	19.4%	3.8%	0.303450
Fourth quarter	10.36		12.18	9.95	17.6%	(4.0)%	0.303675
Twelve Months Ending June 30, 2012
First quarter	$10.41		$10.18	$7.41	(2.2)%	(28.8)%	$0.303900
Second quarter	10.69		9.88	7.99	(7.6)%	(25.3)%	0.304125
Third quarter	10.82		11.39	9.43	5.3%	(12.8)%	0.304350
Fourth quarter	10.83		11.39	10.55	5.2%	(2.5)%	0.304575
Twelve Months Ending June 30, 2013
First quarter	$10.88		$12.21	$10.83	12.2%	(0.5)%	$0.304800
Second quarter	10.81		11.98	9.89	10.8%	(8.5)%	0.313325
Third quarter	10.71		11.49	10.91	7.3%	1.9%	0.330150
Fourth quarter	10.72		11.11	10.08	3.6%	(6.0)%	0.330375
Twelve Months Ending June 30, 2014
First quarter		$(3)(4)	$11.61	$10.76	(4)	(4)	$0.330600	(5)
Second quarter (through October 10, 2013)		$(3)(4)	$11.21	$10.80	(4)	(4)	$0.330825	(5)

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares of our common stock at the end of each period.

(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Our most recently estimated NAV per share is $10.75 on an as adjusted basis solely to give effect to our issuance of common stock since June 30, 2013 in connection with our dividend reinvestment plan, our issuance of 26,733,617 shares of common stock during the period from July 1, 2013 to October 10, 2013 including shares settling through October 16, 2013 under our at-the-market offering program, and our issuance of 1,918,342 shares of common stock on August 2, 2013 in connection with the recapitalization of CP Energy, $0.01 higher than the $10.72 determined by us as of June 30, 2013. NAV per share as of September 30, 2013, may be higher or lower than $10.75 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarter then ended.

(4)
NAV has not yet been finally determined for any day after June 30, 2013.

(5)
On June 17, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110225 per share for September 2013 to holders of record on September 30, 2013 with a payment date of October 24, 2013;

  •
  $0.110250 per share for October 2013 to holders of record on October 31, 2013 with a payment date of November 21, 2013;

  •
  $0.110275 per share for November 2013 to holders of record on November 29, 2013 with a payment date of December 19, 2013; and

  •
  $0.110300 per share for December 2013 to holders of record on December 31, 2013 with a payment date of January 23, 2014.

  On August 21, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

    •
    $0.110325 per share for January 2014 to holders of record on January 31, 2014 with a payment date of February 20, 2014;

    •
    $0.110350 per share for February 2014 to holders of record on February 28, 2014 with a payment date of March 20, 2014; and

    •
    $0.110375 per share for March 2014 to holders of record on March 31, 2014 with a payment date of April 17, 2014.

  On October 10, 2013, the last reported sales price of our common stock was $11.07 per share.

  As of October 10, 2013, we had approximately 140 stockholders of record.

  The below table sets forth each class of our outstanding securities as of October 10, 2013 including sales of shares under our at-the-market offering program which will settle through October 16, 2013.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	500,000,000	0	276,844,568

BUSINESS

General

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        We currently have seven origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, and (7) investments in syndicated debt. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.

        Lending in Private Equity Sponsored Transactions—We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or mezzanine loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. This strategy has represented approximately 50%-60% of our business.

        Lending Directly to Companies—We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. This strategy generally has comprised approximately 10%-15% of our business.

        Control Investments in Corporate Operating Companies—This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. We provide certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.

        Control Investments in Financial Companies—This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, subprime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC (as defined below) compliant partnership, enhancing returns. This strategy has comprised approximately 10%-15% of our business.

        Investments in Structured Credit—We make investments in Collateralized Loan Obligations ("CLOs"), generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has represented 10%-20% of the portfolio.

        Real Estate Investments—We make investments in real estate through our wholly-owned tax-efficient real estate investment trust ("REIT"), American Property Holdings Corp. ("APHC"). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. We partner with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has represented less than 5% of our business.

        Investments in Syndicated Debt—On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has represented approximately 5%-10% of the portfolio.

        Typically, we concentrate on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Our typical investment involves a secured loan of less than $250 million. We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as "target" or "middle market" companies and these investments as "middle market investments".

        We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are currently pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.

        We seek to be a long-term investor with our portfolio companies. From our July 27, 2004 inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy. Since then, we have widened our strategy to focus in other sectors of the economy and continue to reduce our exposure to the energy industry, and our holdings in the energy and energy related industries now represent less than 7% of our investment portfolio.

        We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702. Our investment adviser is Prospect Capital Management LLC.

        On July 27, 2004, we completed our initial public offering ("IPO") and sold 7 million shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. An additional 55,000 shares were issued through the exercise of an over-allotment option with respect to the IPO on August 27, 2004. Since the IPO and the exercise of the related over-allotment option, we have made other common stock share offerings (including options exercised by underwriters) resulting in the issuance of 206,744,448 shares at prices ranging from $7.75 to $17.70. We issued the 2015 Notes on December 21, 2010, the 2016 Notes on February 18, 2011, the 2017 Notes on April 16, 2012, the 2022 Notes on May 1, 2012, the 2018 Notes on August 14, 2012, the 2019 Notes

on December 21, 2012, the 2023 Notes on March 15, 2013 and have issued Prospect Capital InterNotes® since February 16, 2012.

  Senior Convertible Notes

        On December 21, 2010, February 18, 2011, April 16, 2012, August 14, 2012 and December 21, 2012, the Company issued the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes and the 2019 Notes, respectively. We refer to the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes and the 2019 Notes collectively as the Senior Convertible Notes. The Senior Convertible Notes were issued only to qualified institutional investors under Rule 144A of the 1933 Act. The 2015 Notes mature on December 15, 2015, the 2016 Notes mature on August 15, 2016, the 2017 Notes mature on October 15, 2017, the 2018 Notes mature on March 15, 2018 and the 2019 Notes mature on January 15, 2019, in each case unless previously converted in accordance with their terms. The Senior Convertible Notes are general unsecured obligations of the Company, rank equally in right of payment with the Company's existing and future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future. The Company may not redeem the Senior Convertible Notes prior to maturity. The net proceeds from the offerings of the Senior Convertible Notes were approximately $825.8 million which was used initially to maintain balance sheet liquidity, including repayment of debt under the Company's credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and to make long-term investments in accordance with the Company's investment objective.

        The interest rate on the 2015 Notes is 6.25% per year, payable semiannually in arrears on June 15 and December 15 of each year, commencing June 15, 2011. Holders may convert their 2015 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 88.0902 shares of common stock per $1,000 principal amount of 2015 Notes (equivalent to an initial conversion price of approximately $11.35 per share). The conversion rate is subject to adjustment in certain events and in no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the 2015 Notes, or the "conversion rate cap," except that, to the extent the Company receives written guidance or a no-action letter from the staff of the SEC permitting it to adjust the conversion rate in certain instances without regard to the conversion rate cap, and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events of the Company without regard to the conversion rate cap it will make such adjustments without regard to the conversion rate cap and will also, to the extent that it makes any such adjustment without regard to the conversion rate cap pursuant to such written guidance or a no-action, adjust the conversion rate cap accordingly. Prior to obtaining the previously mentioned written guidance or no-action letter from the staff of the SEC, the Company will not engage in certain transactions that would result in an adjustment to the conversion rate of the 2015 Notes increasing the conversion rate beyond what it would have been in the absence of such transaction unless the Company has engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction. At June 30, 2013, the 2015 Notes are convertible into 88.1429 shares of common stock per $1,000 principal amount of 2015 Notes (equivalent to a conversion price of approximately $11.35 per share). The conversion rate is subject to adjustment in certain events. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (December 21, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2016 Notes is 5.50% per year, payable semiannually in arrears on February 15 and August 15 of each year, commencing August 15, 2011. Holders may convert their 2016 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 78.3699 shares of common stock per $1,000 principal amount of 2016 Notes (equivalent to an initial conversion price of approximately $12.76 per share). The conversion rate is subject to adjustment in certain events. At June 30, 2013, the 2016 Notes are convertible into 78.5395 shares of common stock per $1,000 principal amount of 2016 Notes (equivalent to a conversion price of approximately $12.73 per share). The conversion rate is subject to adjustment in certain events. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (February 14, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2017 Notes is 5.375% per year, payable semiannually in arrears on April 15 and October 15 of each year, commencing October 15, 2012. Holders may convert their 2017 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 85.8442 shares of common stock per $1,000 principal amount of 2017 Notes (equivalent to an initial conversion price of approximately $11.65 per share). The conversion rate is subject to adjustment in certain events. At June 30, 2013, the 2017 Notes are convertible into 86.1162 shares of common stock per $1,000 principal amount of 2017 Notes (equivalent to a conversion price of approximately $11.61 per share). The conversion rate is subject to adjustment in certain events. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (April 16, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2018 Notes is 5.75% per year, payable semiannually in arrears on March 15 and September 15 of each year, commencing March 15, 2013. Holders may convert their 2018 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 82.3451 shares of common stock per $1,000 principal amount of 2018 Notes (equivalent to an initial conversion price of approximately $12.14 per share). The conversion rate is subject to adjustment in certain events. At June 30, 2013, the 2018 Notes are convertible into 82.3451 shares of common stock, as adjusted for monthly cash dividends paid in excess of $0.1016 per share after closing. The conversion price was adjusted on the anniversary date of August 14, 2013 to 82.8631 shares of common stock per $1,000 principal amount of 2018 Notes (equivalent to an initial conversion price of approximately $12.07 per share) and will be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2019 Notes is 5.875% per year, payable semiannually in arrears on January 15 and July 15 of each year, commencing July 15, 2013. Holders may convert their 2019 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 79.7766 shares of common stock per $1,000 principal amount of 2019 Notes (equivalent to an initial conversion price of approximately $12.54 per share). The conversion price has not been adjusted since the issuance (December 21, 2012) and will be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

Senior Unsecured Notes

        On May 1, 2012, the Company issued the 2022 Notes pursuant to its effective shelf registration statement. The 2022 Notes are listed on the New York Stock Exchange under the symbol "PRY." The 2022 Notes are general unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. The 2022 Notes will mature on November 15, 2022. The Company will pay interest on the 2022 Notes on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. The Company may redeem the 2022 Notes in whole or in part at any time or from time to time on or after May 15, 2015, at a redemption price as specified in the indenture governing the 2022 Notes. The 2022 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

        On March 15, 2013, the Company issued the 2023 Notes pursuant to its effective shelf registration statement. The 2023 Notes are general unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. The 2023 Notes will mature on March 15, 2023. The Company will pay interest on the 2023 Notes on September 15 and March 15 of each year, commencing on September 15, 2013.

Prospect Capital InterNotes®

        On March 4, 2013, the Company entered into a Second Amended and Restated Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as purchasing agents for the Company's issuance and sale from time to time of up to $500 million of Prospect Capital InterNotes® (the "InterNotes® Offering"). The initial Selling Agent Agreement was entered into on February 16, 2012. Citigroup Global Markets Inc. joined the Selling Agent Agreement by the Agent Joinder Letter dated April 15, 2013. Additional agents appointed by us from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement. On August 23, 2013, we amended the Selling Agent Agreement to increase the aggregate principal amount of notes that may be issued from time to time under such agreement from $500.0 million to $1.0 billion.

        These Prospect Capital InterNotes® are and will be the Company's direct unsecured senior obligations and will and do rank equally with all of the Company's unsecured senior indebtedness from time to time outstanding. Each series of Prospect Capital InterNotes® will be issued by a separate supplemental indenture. The Prospect Capital InterNotes® bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance. Since the inception of the InterNotes® Offering, the Company has issued $430.1 million in aggregate principal amount of Prospect Capital InterNotes® for net proceeds of approximately $419.3 million. The Prospect Capital InterNotes® were issued with variable and fixed interest rates ranging from 3.28% to 7.00% with an average rate of 5.63%, and maturities ranging from July 15, 2018 to August 15, 2043. The Prospect Capital InterNotes® may be issued with a Survivor's Option, which is a provision in such Note's supplemental indenture pursuant to which the Company will repay that Note, if requested by the authorized representative of the beneficial owner of that Note, following the death of the beneficial owner of the Note, so long as the Note was owned by that beneficial owner or the estate of that beneficial owner at least six months prior to the request. Each of the Prospect Capital InterNotes® issued thus far includes a Survivor's Option.

        Under each indenture governing the Notes, there are certain events of default, the occurrence of which may lead to the Notes being due and payable immediately. An event of default under an indenture could have a material adverse effect on our business, financial conditions and results of operations.

        If the Company undergoes a "fundamental change" as described in the indenture for each of the Senior Convertible Notes or Unsecured Senior Notes, holders may require the Company to repurchase all or part of their Senior Convertible Notes or Unsecured Senior Notes at a price equal to 100% of the principal amount of the Senior Convertible Notes or Unsecured Senior Notes, plus accrued and unpaid interest (including additional interest, if any).

Our Investment Objective and Policies

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.

        We invest primarily in first and second lien senior loans and mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and our investments in CLOs are subordinated to senior loans and are generally unsecured. Our investments have generally ranged between $5 million and $250 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow as our capital base expands.

        We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, real estate and financial businesses.

        We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of such pools known as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans ("Senior Secured Loans") made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.

        Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

        We plan to hold many of our investments to maturity or repayment, but will sell an investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of such investment to be in our best interest.

        We have qualified and elected to be treated for U.S. Federal income tax purposes as a regulated investment company ("RIC"), under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

        For a discussion of the risks inherent in our portfolio investments, see "Risk Factors—Risks Relating to our Investments."

Industry Sectors

        While our original investments were concentrated in industrial and energy related companies, we continue to widen our focus in other sectors of the economy to diversify our portfolio holdings. Our portfolio is now well diversified into 36 industry categories with no individual industry comprising more than 14.6% of the portfolio on either a cost or fair value basis.

Ongoing Relationships with Portfolio Companies

Monitoring

        Prospect Capital Management monitors our portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

        Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

  •
  Assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

  •
  Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

  •
  Attendance at and participation in board meetings of the portfolio company; and

  •
  Review of monthly and quarterly financial statements and financial projections for the portfolio company.

Investment Valuation

        To value our assets, we follow the guidance of Accounting Standards Codification ("ASC") 820 that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States or America, or GAAP, and requires disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

          Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical for similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        ASC 820 applies to fair value measurements already required or permitted by other standards.

        In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with an independent valuation firm engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent appraisals and make their own independent assessment;

  3)
  the Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of the Investment Adviser and that of the independent valuation firms; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        Our investments in CLOs are classified as ASC 820 level 3 securities, and are valued using discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for each security. To value a CLO, both the assets and liabilities of the CLO capital structure need be modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distributes the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates that incorporate all the risk factors. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

        For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors—Risks relating to our business—Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities, ("ASC 820-10-05-1") permits an entity to elect fair value as the initial and subsequent measurement attribute for many assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We have elected not to value some assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Prospect Administration provides such managerial assistance on our behalf to portfolio companies when we are required to provide this assistance. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others.

Investment Adviser

        Prospect Capital Management manages our investments as the Investment Adviser. Prospect Capital Management is a Delaware limited liability corporation that has been registered as an investment adviser under the Investment Adviser Act of 1940 (the "Advisers Act") since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on the Company's behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 44th Floor, New York, NY 10016. We depend on the due diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser's investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser's senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of the Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under the Investment Advisory Agreement, we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management.

Staffing

        Mr. John F. Barry III, our chairman and chief executive officer, Mr. Grier Eliasek, our chief operating officer and president, and Mr. Brian H. Oswald, our chief financial officer, chief compliance officer, treasurer and secretary, comprise our senior management. Over time, we expect to add additional officers and employees.

        Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs. See "Business—Management Services—Administration Agreement."

Properties

        We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.

Legal Proceedings

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.

        We are not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.

Management

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.

Board Of Directors And Executive Officers

        Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors and Executive Officers

        Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
William J. Gremp, 70	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2014	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	One	Priority Senior Secured Income Fund, Inc. since October 28, 2012(2), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(2)
Eugene S. Stark, 55	Director	Class III Director since September 2008; Term expires 2013	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	One	Priority Senior Secured Income Fund, Inc. since October 28, 2012(2), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(2)
Andrew C. Cooper, 51	Director	Class II Director since February 2009; Term expires 2015
			Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.	One	Priority Senior Secured Income Fund, Inc. since October 28, 2012(2), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(2)

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2014, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2015 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2013.

(2)
An investment company subject to the 1940 Act.

Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John F. Barry III, 61(2)	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since June 2004; Term expires 2013	Chairman and Chief Executive Officer of the Company; Managing Director of Prospect Capital Management and Prospect Administration since June 2004	One	None
M. Grier Eliasek, 40(2)	Director, Chief Operating Officer	Class II Director since June 2004; Term expires 2015
			President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration, President and CEO of Priority Senior Secured Income Fund, Inc., President and COO of Priority Senior Secured Income Management, LLC, President and CEO of Pathway Energy Infrastructure Fund, Inc., President and COO of Pathway Energy Infrastructure Management, LLC.	One	Priority Senior Secured Income Fund, Inc. since October 28, 2012(2), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(2)

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2014, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2015 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2013.

(2)
Messrs. Barry and Eliasek are each considered an "interested person" under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

(3)
An investment company subject to the 1940 Act.

Information about Executive Officers who are not Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian H. Oswald, 52	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	November 2008 to present as Chief Financial Officer, Treasurer and Secretary and October 2008 to present as Chief Compliance Officer.	Joined Prospect Administration as Managing Director in June 2008.

Board Leadership Structure

        The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis.

        The Company's Board of Directors does not currently have a designated lead independent director. Instead, all of the independent directors play an active role on the Board of Directors. The independent directors compose a majority of the Company's Board of Directors, and are closely involved in all material board level deliberations related to the Company. The Board of Directors believes that, with these practices, each independent director has an equal stake in the Board's actions and oversight role and equal accountability to the Company and its stockholders. The Company believes that Eugene Stark acts as the de facto lead independent director, by virtue of his role as an accounting expert and Chairman of the Audit Committee.

Director Independence

        On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act.

Role of the Chairman and Chief Executive Officer

        As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, Prospect Capital Management or Prospect Administration, is appropriate in light of the services that Prospect Capital Management and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.

Experience, Qualifications, Attributes and/or Skills that Led to the Board's Conclusion that such Members Should Serve as Director of the Company

        The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

  John F. Barry III

        The Board benefits from Mr. Barry's years of experience in the investment banking and the financial advisory industries, as well as his service on multiple boards for various companies. In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed an investment bank, focusing on private equity and debt financing for energy and other companies, and was the founding member of the project finance group at Merrill Lynch & Co. The Board also benefits from Mr. Barry's past experience as a corporate securities lawyer at a premiere United States law firm, advising energy companies and their commercial and investment bankers. Mr. Barry is also chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry's longstanding service as Chairman and Chief Executive Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

  M. Grier Eliasek

        Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of Prospect Capital Management and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board also benefits from Mr. Eliasek's experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek's longstanding service as Director, President and Chief Operating Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

  Andrew C. Cooper

        Mr. Cooper's over 25 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper's experience as the co-founder, director and former co-CEO of Unison Site Management LLC, a leading cellular site owner with 2,000 plus cell sites which generate more than $40 million in annual cash flow, and as co-founder, CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and management. Mr. Cooper also serves on the board of Brand Asset Digital, Aquatic Energy and the Madison Square Boys and Girls Club of New York. Further, Mr. Cooper's time as a director of CSG

Systems, Protection One Alarm, LionBridge Technologies and Weblink Wireless, provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  William J. Gremp

        Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co.. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1990 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1990, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  Eugene S. Stark

        Mr. Stark brings to the Board over 25 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark's position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant. Mr. Stark's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee. Mr. Stark is also a member of Mount Saint Mary Academy's Finance Committee.

Means by Which the Board of Directors Supervises Executive Officers

        The Board of Directors is regularly informed on developments and issues related to the Company's business, and monitors the activities and responsibilities of the executive officers in various ways.

        At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company's business between the dates of regular meetings of the Board of Directors.

        Executive officers and other members of Prospect Capital Management, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board's Role in Risk Oversight

        The Company's Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company's Chief Compliance Officer in accordance with its compliance policies and procedures.

        As set forth in the descriptions regarding the Audit Committee and the Nominating and Governance Committee, the Audit Committee and the Nominating and Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management's discussion and analysis; reviewing and discussing with management and the independent accountants the Company's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Governance Committee's risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating and Governance Committee consist solely of independent directors.

        The Company's Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company's Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

        The Company believes that its Board of Director's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company's ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in "qualifying assets." In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, as amended. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.

        The Company believes that the extent of its Board of Directors' (and its committees') role in risk oversight complements its Board's leadership structure because it allows the Company's independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.

        The Company believes that a board's roles in risk oversight must be evaluated on a case by case basis and that the Board of Directors' practices concerning risk oversight is appropriate. However, the Company continually re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

        Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2013, our Board of Directors held 17 Board of Director meetings, 9 Audit Committee meetings, and 1 Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Three directors attended last year's annual meeting of stockholders in person.

        The Audit Committee.    The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management's discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company's annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.

        The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).

        In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.

        The Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee, or Nominating and Governance Committee, is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating and Governance Committee does not have a formal policy with respect to diversity. The Nominating and Governance Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating and Governance Committee concurrent with their election to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.

        The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company's Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual's experience, perspective, skills, expertise and knowledge of the industries in which the

Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.

Corporate Governance

        Corporate Governance Guidelines.    Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.
        Code of Conduct.    We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct is an exhibit to our Annual Report on Form 10-K filed with the SEC, and can be accessed via the Internet site of the SEC at http://www.sec.gov. We intend to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

        Code of Ethics.    We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.

        Internal Reporting and Whistle Blower Protection Policy.    The Company's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

        The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, New York 10016.

        The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 44th Floor, New York, New York 10016.

  Independent Directors

        The Board of Directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Cooper, Gremp and Stark are not "interested persons" as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.

Proxy Voting Policies And Procedures

        We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See "Regulation—Proxy Voting Policies and Procedures."

Compensation of Directors and Officers

        The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2013. No compensation is paid to the interested directors by the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company's Expenses(1)	Total Compensation Paid to Director/ Officer
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	$100,000	None	$100,000
William J. Gremp(4)	$100,000	None	$100,000
Eugene S. Stark(5)	$100,000	None	$100,000
Executive Officers
Brian H. Oswald(2)	None	None	None

(1)
We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and us. Mr. Oswald is compensated from the income Prospect Administration receives under the administration agreement.

(3)
Mr. Cooper joined our Board of Directors on February 12, 2009.

(4)
Mr. Gremp joined our Board of Directors on April 1, 2010.

(5)
Mr. Stark joined our Board of Directors on September 4, 2008.

        No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors' and officers' liability insurance on behalf of the directors and officers.

Management Services

  Investment Advisory Agreement

        We have entered into the Investment Advisory Agreement with Prospect Capital Management under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% on our gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.

        The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a "catch up" provision measured as of the end of each calendar quarter. In the three months ended June 30, 2013, we paid an incentive fee of $23.0 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7% annualized).

        We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies and to decrease if our interest and dividend income and capital gains decrease. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board of Directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which may be asserted against a portfolio company arising out of our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        The actual transfer or sale of assets by Prospect to a SPE established by Prospect and consolidated with Prospect is disregarded for purposes of calculating the incentive fee.

        The following is a calculation of the most recently paid incentive fee paid in July 2013 (for the quarter ended June 30, 2013) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$2,615,648
Quarterly Hurdle Rate	1.75%

Current Quarter Hurdle	$45,774

125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$57,217

Current Quarter Pre Incentive Fee Net Investment Income	$115,120

Incentive Fee—"Catch-Up"	$11,443
Incentive Fee—20% in excess of 125% of the Current Quarter Hurdle	$11,581

Total Current Quarter Incentive Fee	$23,024

        The total base management fees earned by and paid to Prospect Capital Management during the twelve months ended June 30, 2013, June 30, 2012 and June 30, 2011 were $69.8 million, $35.8 million and $22.5 million, respectively.

        The income incentive fees were $81.2 million, $46.7 million and $23.6 million for the twelve months ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2013, June 30, 2012 and June 30, 2011.

        The total investment advisory fees were $151.0 million, $82.5 million and $46.1 million for the twelve months ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

        Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred negative total return in that quarter due to realized or unrealized losses on our investments.

  Examples of Quarterly Incentive Fee Calculation

  Example 1: Income Incentive Fee(*):

  Alternative 1

  Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%

  Hurdle rate(1) = 1.75%

  Base management fee(2) = 0.50%

  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (*)
  The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

  (1)
  Represents 7% annualized hurdle rate

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 0.55%

        Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

  Alternative 2

  Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.70%

  Hurdle rate(1) = 1.75%

  Base management fee(2) = 0.50%

  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (1)
  Represents 7% annualized hurdle rate

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)% = (100% × (2% - 1.75%)) + 0% = 100% × 0.25% + 0% = 0.25%

        Alternative 3

        Assumptions

        Investment income (including interest, dividends, fees, etc.) = 3%

        Hurdle rate(1) = 1.75%

        Base management fee(2) = 0.50%

        Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (1)
  Represents 7% annualized hurdle rate.

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)%
= (100% × (2.1875% - 1.75%)) + the greater of 0% AND
(20% × (2.30% - 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

        Example 2: Capital Gains Incentive Fee:

        Alternative 1

        Assumptions

  •
  Year 1:    $20 million investment made

  •
  Year 2:    Fair market value, or FMV of investment determined to be $22 million

  •
  Year 3:    FMV of investment determined to be $17 million

  •
  Year 4:    Investment sold for $21 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    No impact

  •
  Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)

        Alternative 2

        Assumptions

  •
  Year 1:    $20 million investment made

  •
  Year 2:    FMV of investment determined to be $17 million

  •
  Year 3:    FMV of investment determined to be $17 million

  •
  Year 4:    FMV of investment determined to be $21 million

  •
  Year 5:    FMV of investment determined to be $18 million

  •
  Year 6:    Investment sold for $15 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

  •
  Year 3:    No impact

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

  •
  Year 5:    Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

  •
  Year 6:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

        Alternative 3

        Assumptions

  •
  Year 1:    $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

  •
  Year 2:    FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

  •
  Year 3:    Investment A is sold for $23 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

  •
  Year 3:    Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

        Alternative 4

        Assumptions

  •
  Year 1:    $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

  •
  Year 2:    FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

  •
  Year 3:    FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

  •
  Year 4:    FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

  •
  Year 5:    Investment A is sold for $17 million, and Investment B is sold for $23 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

  •
  Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

  •
  Year 5:    Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

  Payment of our expenses

        All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff.

  Duration and termination

        The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was recently re-approved by the Board of Directors on May 3, 2013 for an additional one-year term expiring June 22, 2014. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk factors—Risks Relating to Our Business—We are dependent upon Prospect Capital Management's key management personnel for our future success."

  Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

        We reimbursed Prospect Administration $8.7 million, $6.8 million and $5.0 million for the twelve months ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively, for services it provided to the Company at cost.

  Indemnification

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management's services under the Investment Advisory Agreement or otherwise as our investment adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as our administrator.

  Board of Directors approval of the Investment Advisory Agreement

        On May 3, 2013, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 22, 2014. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment

Advisory Agreement, the Board of Directors, including all of the directors who are not "interested persons," considered the following:

  •
  Nature, Quality and Extent of Services.  The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management's personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.

  •
  Investment Performance.  The Board of Directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.

  •
  The reasonableness of the fees paid to Prospect Capital Management.  The Board of Directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. The Board of Directors, on behalf of the Company, also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

  •
  Economies of Scale.  The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.

        Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not "interested persons") concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.

Portfolio Managers

        The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Company (Years)
John F. Barry III	Chairman and Chief Executive Officer	9
M. Grier Eliasek	President and Chief Operating Officer	9

        Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company.

Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.

        The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of June 30, 2013.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Prospect Capital Management
John F. Barry III	Over $100,000
M. Grier Eliasek	Over $100,000

  Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We billed $5.3 million, $1.6 million and $1.3 million of managerial assistance fees for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively, of which $1.3 million, $165,000 and $128,000 remains on the consolidated statement of assets and liabilities as of June 30, 2013, June 30, 2012 and June 30, 2011, respectively. These fees are paid to the Administrator so we simultaneously accrue a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

  License Agreement

        We entered into a license agreement with Prospect Capital Management, pursuant to which Prospect Capital Management agreed to grant us a nonexclusive, royalty free license to use the name "Prospect Capital." Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our Chairman of the Board of Directors is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating To Our Business—Potential conflicts of interest could impact our investment returns" and "Risk Factors—Risks Relating To Our Securities—Our ability to enter into transactions with our affiliates is restricted."

        In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        As of October 10, 2013, there were no persons that owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

        The following table sets forth, as of October 10, 2013, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Class(1)
5% or more holders
Zazove Associates, LLC 1001 Tahoe Blvd. Incline Village, NV 89451	15,219,643	(2)	5.2%
Executive officers and directors as a group	3,769,498		1.4%

*
Represents less than one percent.

(1)
Based on a total of 276,844,568 shares of our common stock issued and outstanding as of October 10, 2013.

(2)
Based upon a Schedule 13G filed with the SEC on February 5, 2013 by Zazove Associates, LLC, or Zazove. According to the Schedule 13G, all of the shares beneficially owned by Zazove represent shares issuable upon the conversion of certain convertible notes, or the Notes, issued by the Company and beneficially owned by Zazove. Notwithstanding the percentage of common stock noted, each of the Notes contain a provision that limits the holders of the Notes from converting the Notes to shares of common stock of the Company to the extent such conversion would cause the holder to become a beneficial owner of more than 5.0% of the Company's outstanding common stock at the time of conversion. Percentage of common stock outstanding included the conversion of these shares in the total outstanding.

        The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of June 30, 2013. We are not part of a "family of investment companies" as that term is defined in the 1940 Act.

Name of Director or Officer	Dollar Range of Equity Securities in the Company(1)
Independent Directors
William J. Gremp	$10,001 - $50,000
Andrew C. Cooper	None
Eugene S. Stark	Over $100,000
Interested Directors
John F. Barry III(2)	Over $100,000
M. Grier Eliasek	Over $100,000
Officer
Brian H. Oswald	Over $100,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Represents an indirect beneficial ownership in shares of our common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry's position as a control person of Prospect Capital Management.

PORTFOLIO COMPANIES

        The following is a listing of our portfolio companies at June 30, 2013. Values are as of June 30, 2013.

        The portfolio companies are presented in three categories: "companies more than 25% owned" are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; "companies owned 5% to 25%" are portfolio companies where Prospect directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company's Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; "companies less than 5% owned" are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of June 30, 2013, Prospect owned 100.0% of the fully diluted common equity of ESHI, 100.0% of the equity of Airmall, 100.0% of the common equity of Borga, 100.0% of the fully diluted common equity of The Healing Staff, Inc., 100.0% of the members unit of AWCNC, LLC, 100.0% of the common equity of Manx Energy, Inc., 100.0% of the common equity of Wolf Energy Holdings, Inc., 100.0% of the common equity of American Property Holdings Corp. through our wholly-owned entity, APH Property Holdings, LLC, 96.3% of the common equity of Valley Electric Co. of Mt. Vernon, Inc., through our wholly-owned entity, Valley Electric Holdings I, Inc., 95.13% of the common equity of CCPI Inc. through our wholly-owned entity, CCPI Holdings, Inc., 93.8% of the common equity of Nationwide Acceptance LLC, through our wholly-owned entity, Nationwide Acceptance Holdings, LLC, 88.3% of the fully diluted equity of R-V, 83.5% of the fully diluted preferred equity of NMMB Holdings, Inc., 80.1% of First Tower Holdings LLC through our wholly-owned entity, First Tower Holdings of Delaware LLC, 77.9% of the fully diluted equity of Ajax and 74.8% of the common equity of Credit Central Holdings LLC., through our wholly-owned entity, Credit Central Holdings of Delaware, LLC. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies' Boards of Directors.

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Companies more than 25% owned
Airmail USA, Inc.	Property management (Pennsylvania)	Senior secured debt, senior subordinated debt, convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; convertible preferred shares; senior secured term loan, 12% due 6/30/2015; senior subordinated term loan, 12.00% plus 6.00% PIK, due 12/31/2015	13.4	41.3

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Ajax Rolled Ring and Machine, Inc.	Manufacturing (South Carolina)	Senior secured debt, subordinated unsecured debt, convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; Convertible Preferred shares; Senior secured note Tranche A, 10.50% due 3/30/2018; Subordinated unsecured note 11.50% plus 6.00% PIK, due 3/30/2018	0.0	39.4
APH Property Holdings, LLC.	Georgia/ Real Estate	Senior secured debt, and common equity	First priority lien on substantially all assets	Common shares; Senior secured note 6.00% plus 5.50% PIK, due 10/24/2020	26.6	125.9
AWCNC, LLC	Machinery (North Carolina)	Members Units	N/A	Members units	0.0	0.0
Borga, Inc.	Manufacturing (California)	Revolving line of credit, senior secured debt, warrants and common equity	First priority lien on all assets and pledge of all stock	Warrants; common shares; Revolving line of credit, 5.00% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due; Senior secured Term Loan B, 8.50% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due; Senior secured Term Loan C, 12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due	0.0	0.6

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
CCPI Holdings, Inc.	Ohio/ Manufacturing	Senior secured debt, net revenue interest and common equity	First priority lien on substantially all assets	Common shares; Net Revenue Interest; Senior secured note, 10.00% due 12/31/2017; Senior secured note, 12.00% plus 7.00% PIK, due 6/30/2018	8.6	25.3
Credit Central Holdings of Delaware, LLC.(1)	Ohio/ Consumer Finance	Senior secured debt, net revenue interest, Senior Secured revolving Credit facility and Common equity.	First priority lien on substantially all assets	Common shares; Net Revenue Interest; Senior secured revolving credit facility $60,000 commitment 20.00% due 12/31/2022	12.4	38.1
Energy Solutions Holdings, Inc.	Gas Gathering and Processing (Texas)	Escrow receivable, Senior secured debt, subordinated secured debt, and common equity	First priority lien on substantially all assets	Escrow receivable, Common shares; Senior secured notes, 18.00% due 12/12/2016; Junior secured note, 18.00% due 12/12/2016; Subordinated secured note, 12.00% plus 4.00% PIK, in non-accrual status effective 10/1/2010, past due; Senior Secured Debt, in non-accrual status effective 01/01/2009, past due	6.2	20.4
First Tower Holdings of Delaware, LLC.(1)	Consumer Finance (Mississippi)	Senior Secured Revolving Credit Facility, common equity, net revenue interest	First priority lien on substantially all assets	Common shares; Net revenue interest; Senior Secured Revolving Credit Facility, 20.00% due 6/30/2022	33.3	264.8
Manx Energy, Inc.	Oil and Gas production (Kansas)	Senior secured debt, preferred stock and common	First priority lien on substantially all assets	Common shares; Preferred shares; senior secured note, 13.00%, in non-accrual status effective 1/19/2010, past due	0.0	0.3

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Nationwide Acceptance Holdings, LLC.(1)	Consumer Finance (Chicago)	Senior secured debt, net revenue Interest, Senior Secured revolving credit facility, and Membership units	First priority lien on substantially all assets	Net Revenue Interest; Membership Units; Senior secured Revolving credit facility $30,000 Commitment 20.00% due 1/31/2023	3.8	21.3
NMMB Holdings, Inc.	Media (New York)	Preferred stock, senior term debt and senior subordinated debt	First priority lien on substantially all assets	Preferred shares; senior term loan, 14.00% due 5/6/2016; senior subordinated term loan, 15.00% due 5/6/2016	0.0	13.1
R-V Industries, Inc.	Manufacturing (Pennsylvania)	Senior Subordinated Note, Warrants and common equity	First priority lien on substantially all assets	Common shares; Warrants, expiring 6/30/2017, Senior Subordinated Note, 10.00% due 6/12/2018	25.3	32.8
The Healing Staff, Inc.	Contracting (North Carolina)	Secured promissory note, Senior and junior secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior and junior secured notes, 7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007 past due; Senior demand note, 15.00%, in non-accrual status effective 11/1/2010 past due; Secured promissory note, 15%, in non- accrual status effective 12/22/2010, due 3/21/2012- 12/18/2013	0.0	0.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Valley Electric Holdings I, Inc.	Construction & Engineering (Washington)	Senior Secured debt, common equity, and net revenue interest	First priority lien on substantially all assets	Common shares; net revenue interest; senior secured note 9.00% plus 9.00% PIK, due 12/31/2018; senior secured note 8.00% plus 2.5% PIK, due 12/31/2017	9.5	44.1
Wolf Energy Holdings, Inc	Oil & Gas Production (Kansas)	Senior Secured debt, common equity	First priority lien on substantially all assets	Common shares; Senior Secured Note 18.00% in non-accrual status effective 4/15/2013, due 4/15/2018; Senior secured note (AEH), 8% in non-accrual status effective 1/19/2010, past due; senior secured note (Coalbed), 8%, in non- accrual status effective 1/19/2010, past due;	0.5	4.4
Companies 5% to 25% owned
Biotronic NeuroNetwork	Healthcare (Michigan)	Senior secured debt and preferred stock	First priority lien on substantially all assets	Preferred shares; Senior secured note, 10.00% due 12/17/2017	3.4	29.6
Boxercraft Incorporated	Textiles & Leather (Georgia)	Senior secured debt, subordinated secured debt preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Warrants; Senior secured term loans 10.00% plus 1.00% PIK, due 9/15/2015	0.0	9.4
Smart, LLC	Diversified Conglomerate Service (New York)	Membership interests	N/A	Membership interests	0.1	0.0
Companies less than 5% owned
ADAPCO, Inc.	Ecological (Florida)	Common equity	N/A	Common shares	0.3	0.0
Aderant North America, Inc. LLC	Software & Computer Services (Georgia)	Second Lien Term Loan	Second priority lien on substantially all assets	Second Lien Term Loan 10.00% due 6/20/2019	0.0	7.0
Aircraft Fasteners International, LLC	Machinery (California)	Convertible preferred stock	N/A	Convertible preferred shares	0.6	0.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
ALG USA Holdings, LLC	Hotels, Restaurants & Leisure (Pennsylvania)	Second Lien Term Loan	Second priority lien on substantially all assets	Second Lien Term Loan 10.25%, due 2/28/2020	0.0	12.0
Allied Defense Group, Inc.	Aerospace & Defense (Virginia)	Common equity	N/A	Common shares	0.0	0.0
American Gilsonite Company	Specialty minerals (Utah)	Second lien term loan and membership interests	Second priority lien on substantially all assets	Membership interests; Second lien term loan 11.50% due 9/1/2017	4.1	38.5
Apidos CLO VIII(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Note (Residual Interest)	19.7	0.0
Apidos CLO IX, Ltd(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	19.3	0.0
Apidos CLO XI, Ltd(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	38.0	0.0
Apidos CLO XII, Ltd1(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	40.3	0.0
Arctic Glacier U.S.A, Inc.	Food Products (Canada)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 11.25% due 11/10/2019	0.0	150.0
Armor Holding II, LLC.	Diversified Financial Services (New York)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 9.25% due 12/26/2020	0.0	7.0
Atlantis Healthcare Group (Puerto Rico), Inc.	Health Care (Puerto Rico)	Senior Term Loan and Revolving Line of Credit	First lien on all assets	Revolving Line of Credit 10.00%, due 2/21/2014; Senior Term Loan, 10.00% due 2/21/2018,	0.0	41.4
Babson CLO Ltd 2011-I(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	34.5	0.0
Babson CLO Ltd 2012-IA (1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	27.3	0.0
Babson CLO Ltd 2012-IIA(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	27.5	0.0
Blue Coat Systems, Inc.	Software & Computer Services (Massachusetts)	Second Lien Term Loan	Second lien on all other assets and equity pledge	Second Lien Term Loan, 9.50% due 6/28/2020	0.0	11.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Broder Bros., Inc.	Textiles, Apparel & Luxury Goods (Pennsylvania)	Senior Secured Notes	First lien on all assets	Senior secured note, 10.75% due 6/27/2018	0.0	99.3
Brookside Mill CLO Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	23.7	0.0
Byrider Systems Acquisition Corp.(1)	Auto Finance (Indiana)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated note, 12.00% plus 2.00% PIK due 11/3/2016	0.0	10.4
Caleel & Hayden	Personal & Nondurable Consumer Products (Colorado)	Escrow receivable and Membership units	N/A	Escrow receivable and Membership units	0.2	0.0
Capstone Logistics, LLC	Commercial Services (Georgia)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan A, 6.50% due 9/16/2016; Senior secured Term Loan B, 11.50% due 9/16/2016;	0.0	197.3
Cargo Airport Services USA, LLC	Transportation (New York)	Common equity and senior secured debt	First priority lien on substantially all assets	Common shares; senior secured term loan, 10.50% due 3/31/2016	1.9	44.4
Cent 17 CLO Limited(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	25.5	0.0
CI Holdings Inc.	Software & Computer Services (Texas)	Senior Secured Notes	First lien on all assets	Senior secured term loan, 10.00% due 6/11/2019	0.0	114.7
CIFC Funding 2011-I, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Secured Notes, Unsecured Notes	N/A	Secured Class D Notes 5.79% due 1/19/2023; Unsecured Class E Notes 7.79% due 1/19/2023;	0.0	28.6
Cinedigm DC Holdings, LLC.	Software & Computer Services (New York)	Senior Secured Notes	First lien on all assets	Senior secured term loan, 11.00% due 3/31/2021	0.0	70.6
The Copernicus Group, Inc.	Healthcare (North Carolina)	Escrow Receivable	N/A	Escrow Receivable	0.1	0.0
Correctional Healthcare	Healthcare (Colorado)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan 11.25% due 1/11/2020	0.0	27.1
Coverall North America, Inc.	Commercial Services (Florida)	Senior Secured Term Loan	First Priority Lien	Senior Secured Lien Term Loan 11.50% due 12/17/2017	0.0	39.3

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
CP Well Testing, LLC	Oil & Gas Products (Oklahoma)	Senior secured debt	First Priority Lien	Senior secured term loan, 13.50% due 10/03/2017	0.0	19.1
CRT MIDCO, LLC	Media (Wisconsin)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan, 10.5% due 6/30/2017	0.0	71.1
Deltek, Inc.	Software & Computer Services (Virginia)	Second Lien Term Loan	Second Priority Lien	Second Lien Term Loan, 10.00% due 10/10/2019	0.0	12.0
Diamondback Operating LP	Oil and gas production (Oklahoma)	Net profit interest	N/A	Net profit interest, 15.00%	0.0	0.0
Dover Saddlery, INc.	Retail (Massachusetts)	Common equity	N/A	Common shares	0.1	0.0
Edmentum, Inc., (f/k/a Archipelago Learning)	Consumer Services (Minnesota)	Second Lien Term Loan	Second priority lien on substantially all assets	Second lien term loan, 11.25% due 5/17/2019	0.0	50.0
EIG Investors Corp	Software & Computer Services (Illinois)	Second Lien Term Loan	Second priority lien on substantially all assets	Second lien term loan, 10.25% due 5/09/2020	0.0	22.0
Empire Today, LLC	Durable Consumer Products (Illinois)	Senior secured debt	First priority lien on substantially all assets	Senior secured note, 11.375% due 2/1/2017	0.0	14.7
Evanta Ventures, Inc.	Commerical Services (Oregon)	Subordinated unsecured debt	Unsecured	Subordinated Unsecured 12.00% plus 1.00% PIK, due 9/28/2018	0.0	10.5
EXL Acquistion Corp.	Biotechnology (South Carolina)	Escrow Receivable	N/A	Escrow Receivable	0.0	0.0
Fairchild Industrial Products, Co.	Electronics (North Carolina)	Escrow Receivable	N/A	Escrow Receivable	0.1	0.0
Fischbein, LLC	Machinery (North Carolina)	Escrow Receivable	N/A	Escrow Receivable	0.2	0.0
Focus Brands, Inc.	Consumer Services (Georgia)	Second Lien Term Loan	Second lien on all assets	Common equity; Second Lien Term Loan, 10.25%	0.0	18.0
FPG, LLC	Durable Consumer Products (Illnois)	Senior secured debt, and common equity	First priority lien on substantially all assets	due 8/21/2018; Senior secured Term Loan, 12.00% due 1/20/2017	0.0	21.4
Galaxy XII CLO, Ltd(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	21.7	0.0
Galaxy XV CLO, Ltd1(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	30.2	0.0
Grocery Outlet, Inc.	Retail (California)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 10.50%, due 6/17/2019	0.0	14.5

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Gulf Coast Machine & Supply Company	Manufacturing (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan, 10.50% due 10/12/2017	0.0	32.0
Halcyon Loan Advisors Funding 2012-I, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	22.7	0.0
Halcyon Loan Advisors Funding 2013-I, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	38.3	0.0
Hoffmaster Group, Inc.	Durable Consumer Products (Wisconsin)	Second lien debt	Second priority lien on substantially all assets	Second lien term loan, 11.00% due 1/3/2019; Second lien term loan, 10.25% due 1/03/2019	0.0	20.6
ICON Health & Fitness, Inc.	Durable Consumer Products (Utah)	Senior secured debt	First priority lien on substantially all assets	Senior secured notes, 11.875%, due 10/15/2016	0.0	33.9
IDQ Holdings, Inc.	Automobile (Texas)	Senior Secured Note	Secured by first liens on substantially all of the Company's assets and a second lien on the Company's working capital assets	Senior Secured Note, 11.50% due 4/01/2017	0.0	12.5
ING IM CLO 2012-II, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	36.8	0.0
ING IM CLO 2012-III, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	46.4	0.0
ING IM CLO 2012-IV, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Income Notes (Residual Interest)	N/A	Income Notes (Residual Interest)	41.2	0.0
Injured Workers Pharmacy LLC	Healthcare (Massachusetts)	Second lien debt	Second lien on substantially all assets	Second Lien Debt, 11.50% plus 1.00% PIK, due 5/31/2019	0.0	22.4
Interdent, Inc.	Healthcare (California)	Senior Secured debt	First priority lien on all assets	Senior secured term loan A, 8.00%, due 8/3/2017; senior secured term loan B, 13.00%, due 8/3/2017	0.0	108.5
JHH Holdings, Inc.	Healthcare (Texas)	Second lien debt	Subordinated lien on substantially all assets	Senior Subordinated debt, 12.00% plus 1.50% PIK, due 6/23/2018	0.0	16.1

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
LaserShip Inc.	Transportation (Virginia)	Senior Secured debt and revolving line of credit	First priority lien on all assets	Revolving line of credit 10.25% due 12/21/2014; senior secured term loan, 10.25%, due 12/21/2017	0.0	37.0
LCM XIV CLO Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	25.8	0.0
LHC Holdings Corp.	Healthcare (Florida)	Revolving line of credit, senior subordinated debt membership interests	First priority lien on all assets and stock	Membership interests; Revolving line of credit 8.50% due 5/31/2015; Senior subordinated debt, 10.50% due 5/31/2015	0.2	2.9
Madison Park Funding IX, Ltd(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	26.6	0.0
Material Handling Services, LLC	Business Services (Ohio)	Senior Secured Term Loan	First priority lien on all assets	Senior Secured Term Loan, 10.5%, due 7/5/2017; Senior Secured Term Loan, 10.00%, due 12/21/2017	0.0	64.2
Maverick Healthcare LLC	Healthcare (Arizona)	Preferred units and common units	N/A	Common units; Preferred units	0.8	0.0
Mountain View CLO 2013-I, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	43.2	0.0
Medical Security Card Company, LLC	Healthcare (Arizona)	Revolving line of credit and senior secured debt	First priority lien on substantially all assets	Revolving line of credit, 9.50% due 2/1/2016; First Lien Term Loan, 11.25% due 2/01/2016	0.0	13.4
National Bankruptcy Services, LLC	Diversified Financial Services (Texas)	Senior Subordinated Term Loan	Second lien on substantially all assets	Senior Subordinated Term Loan, 12.00% plus 1.50% PIK, due 7/17/2017	0.0	16.9
Naylor, LLC	Florida / Media	Revolving line of credit and senior secured debt	First lien on all assets and equity pledge	Revolving line of credit, 11.00% due 6/07/2017; Senior secured term loan, 11.00% due 6/07/2017	0.0	46.2

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
New Century Transportation Inc.	Transportation (New Jersey)	Senior Subordinated Term Loan	Second lien on substantially all assets	Senior Subordinated Term Loan, 12.00% plus 3.00% PIK, due 2/3/2018	0.0	44.2
New Star Metals Inc.	Metal Services & Minerals (Indiana)	Senior Subordinated Term Loan	Second lien on substantially all assets	Senior Subordinated Term Loan, 11.50% plus 1.00% PIK due 2/2/2018	0.0	50.3
Nixon, Inc	Durable Consumer Products (California)	Senior secured debt	First lien on all assets and equity pledge	Senior secured term loan, 8.75% plus 2.75% PIK, due 4/16/2018	0.0	15.0
NRG Manufacturing, Inc.	Manufacturing (Texas)	Escrow Receivable	N/A	Escrow Receivable	3.6	0.0
Octagon Investment Partners, XV, Ltd(1)	Diversified Financial Services (Cayman Islands)	Income Notes (Residual Interest)	N/A	Income Notes (Residual Interest)	25.5	0.0
Pegasus Busineness Intelligence, LP	Diversified Financial Services Secured Debt	Revolving Line of of Credit, Senior	First lien on substantially all assets	Revolving Line of Credit, 9.0% due 4/18/2014; Senior secured term loan A, 6.75% due 4/18/2018; Senior secured term loan B, 13.75% due 4/18/2018	0.0	31.9
Pelican Products, Inc.	Durable Consumer Products (California)	Subordinated secured debt	Second lien on substantially all assets	Subordinated Secured, 11.50% due 6/14/2019	0.0	15.0
Pinnacle (US) Acquisition, Co Limited	Software & Computer Services (Texas)	Senior Subordinated debt	Second lien on all assets	Second Lien Term Loan, 10.50%, due 8/3/2020	0.0	10.0
Pre-Paid Legal Services, Inc.	Consumer Services (Oklahoma)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated term loan, 11.50% due 12/31/2016	0.0	5.0
Prince Mineral Holdings, Corp.	Metal Services & Minerals (New York)	Senior Secured debt	First lien on substantially all assets	Senior subordinated term loan, 11.50% due 12/15/2019	0.0	10.0
Progexion Holdings, Inc.	Consumer Services (Utah)	Senior secured debt	First priority lien on substantially all assets	Senior Secured Term Loan, 10.50%, due 9/14/2017	0.0	241.0
Rocket Software, Inc	Software & Computer Services (Massachusetts)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 10.25% due 2/08/2019	0.0	20.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Royal Adhesives & Sealants, LLC	Chemicals (Indiana)	Senior Unsecured debt	Unsecured	Senior Subordinated debt, 12.00% plus 2.00% PIK due 11/29/2016	0.0	28.6
Ryan LLC,	Business Services (Texas)	Subordinated Secured debt	Second lien on substantially all assets	Subordinated secured 12.00% plus 3.00% PIK, due 6/30/2018	0.0	70.0
Sandow Media, LLC	Media (Florida)	Senior Secured debt	First lien on substantially all assets	Senior secured term loan, 10.50% plus 1.50% PIK, due 5/8/2018	0.0	24.9
Seaton Corp.	Business Services (Illinois)	Subordinated secured debt	Second priority lien on substantially all assets	Subordinated secured debt, 12.50% plus 2.00% PIK, due 3/14/2014; Subordinated secured debt, 12.50% plus 2.00 PIK, due 3/14/2015	0.0	13.3
SESAC Holdco II LLC	Media (Tennessee)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 10.00% due 7/12/2019	0.0	6.0
Skillsoft Public Limited Company(1)	Software and computer services (Ireland)	Subordinated unsecured debt	Unsecured	Subordinated unsecured debt, 11.125% due 6/1/2018	0.0	15.0
Snacks Holding Corporation	Food Products (Minnesota)	preferred stock and warrants	N/A	Warrants, expiring 11/12/2020; preferred shares;	0.6	0.0
Southern Management Corporation(1)	Consumer Finance (South Carolina)	Second Lien Term Loan	Second lien on loan receivables	Second Lien Term Loan, 12.00% plus 5.00% PIK, due 5/31/2017	0.0	18.3
Spartan Energy Services, Inc.	Energy (Louisiana)	Senior secured term loan	First priority lien on substantially all assets	Senior secured term loan, 10.50% due 12/28/2017	0.0	29.6
Speedy Group Holdings Corp(1)	Consumer Finance (Canada)	Senior unsecured debt	Unsecured	Senior unsecured, 12.00% due 11/15/2017	0.0	15.0
Sport Helmets Holdings, LLC	Personal & Non- durable Consumer Products	Escrow Receivable	N/A	Escrow Receivable	0.4	0.0
Stauber Performance Ingredients, Inc.	Food Products (California)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan, 10.50% due 1/21/2016, Senior Secured Term Loan, 10.50% due 5/21/2017	0.0	26.8

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Stryker Energy LLC	Oil and gas production (Ohio)	Subordinated secured revolving credit facility and overriding royalty Interest	Second priority lien on substantially all assets	Overriding royalty interest; Subordinated secured revolving credit facility, 8.5% plus 3.75% PIK, in non-accrual status effective 12/01/2011, due 12/1/2015	0.0	0.0
Symphony CLO, IX Ltd(1)	Diversified Financial Services (Cayman Islands)	LP Certificates (Residual Interest)	N/A	LP Certificates (Residual Interest)	44.0	0.0
System One Holdings, LLC	Business Services (Pennsylvania)	Senior Secured Term Loan	First lien on substantially all assets	Senior Secured Term Loan, 11.00%, due 12/31/2018	0.0	32.0
TB Corp.	Consumer Services (Texas)	Senior Subordinated debt	Second lien on substantially all assets	Senior Subordinated Note, 12.00% plus 1.50% PIK, due 12/18/2018	0.0	23.4
Targus Group International, Inc.	Durable Consumer Products (California)	First lien debt	First priority lien on substantially all assets	First lien term loan, 11.00% due 5/25/2016	0.0	23.5
TGG Medical Transitory, Inc.	Healthcare (New Jersey)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 11.25% due 6/27/2018	0.0	8.0
The Petroleum Place, Inc.	Software & Computer Services (Colorado)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 10.00% due 5/20/2019	0.0	22.0
Totes Isotoner Corporation	Nondurable Consumer Products (Ohio)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 10.75% due 1/08/2018	0.0	39.0
Traeger Pellet Grills LLC Products	Durable Consumer Term Loan (Oregon)	Revolving Line of Credit, Senior Secured Term Loan	First lien on substantially all assets	Revolving Line of Credit, 9.00% due 6/18/2014; Senior secured term loan A, 6.50% due 6/18/2018; Senior secured term loan B, 11.50% due 6/18/2018	0.0	66.1
TransFirst Holdings, Inc.	Software & Consumer Services (New York)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 11.00% due 6/27/2018	0.0	5.0
United Sporting Companies Inc.	Durable Consumer Products (South Carolina)	Second lien Term Loan	Second priority lien on Substantially all assets	Second lien term loan, 12.75% due 5/16/2018	0.0	160.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Wind River Resources Corp. and Wind River II Corp.	Oil and gas production (Utah)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 5.00%; Senior secured note, 13.00% plus 3.00% default interest on principal, 16% default interest on past due interest, in non- accrual status effective 12/01/2008, past due	0.0	0.0

(1)
Certain investments that the Company has determined are not "qualifying" assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The Company monitors the status of these assets on an ongoing basis

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

        In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

        Most of the investments in our portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors—Risks Relating to Our Business—Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

        The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company's ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.

        As part of the fair valuation process, the independent valuation firms engaged by the Board of Directors performs a review of each debt and equity investment and provides a range of values for each investment, which, along with management's valuation recommendations, is reviewed by the Audit Committee. Management and the independent valuation firm may adjust their preliminary evaluations to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management's valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

        Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        At our 2012 annual meeting of stockholders held on December 7, 2012, our stockholders approved our ability to sell, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, an unlimited number of shares of our common stock at any level of discount from NAV per share during the twelve-month period following such approval. In order to sell shares pursuant to this authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

        We may make sales of our common stock at prices below our most recently determined NAV per share. Pursuant to the approval of our Board of Directors, we have made such sales in the past and we may continue to do so under this prospectus.

        In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors considers a variety of factors including matters such as:

  •
  The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  Whether the estimated offering price would closely approximate the market value of our shares;

  •
  The potential market impact of being able to raise capital during the current financial market difficulties;

  •
  The nature of any new investors anticipated to acquire shares of common stock in the offering;

  •
  The anticipated rate of return on and quality, type and availability of investments; and

  •
  The leverage available to us.

        Our Board of Directors also considers the fact that sales of common stock at a discount will benefit our Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.

        We will not sell shares of common stock under a prospectus supplement to the registration statement (the "current registration statement") if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.75 and we have 275.0 million shares of common stock outstanding, sale of 50.0 million shares of common stock at net proceeds to us of $5.38 per share (an approximately 50% discount) would produce dilution of 7.69%. If we subsequently determined that our NAV per share increased back to $10.50 on the then 325.0 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 55.7 million shares of common stock at net proceeds to us of $5.25 per share, which would produce dilution of 7.31%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

        Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

  •
  existing shareholders who do not purchase any shares of common stock in the offering;

  •
  existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

  •
  new investors who become shareholders by purchasing shares of common stock in the offering.

        The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

        The examples assume that the issuer has 275.0 million common shares outstanding, $4,756,250,000 in total assets and $1,800,000,000 in total liabilities. The current NAV and NAV per share are thus $2,956,250,000 and $10.75. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 13,750,000 shares of common stock (5% of the outstanding shares of common stock) at $10.21 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 27,500,000 shares of common stock (10% of the outstanding shares of common stock) at $9.68 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 68,750,000 shares of common stock (25% of the outstanding shares of common stock) at $8.06 per share after offering expenses and commissions (a 25% discount from NAV), and (4) an offering of 68,750,000 shares of common stock (25% of the outstanding shares of common stock) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.77		$10.20		$8.49		$—
Net Proceeds per Share to Issuer		$10.21		$9.68		$8.06		$—
Decrease to NAV
Total Shares Outstanding	275,000,000	288,750,000	5.00%	302,500,000	10.00%	343,750,000	25.00%	343,750,000	25.00%
NAV per Share	$10.75	$10.72	(0.24)%	$10.65	(0.91)%	$10.21	(5.00)%	$8.60	(20.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	275,000	275,000	0.00%	275,000	0.00%	275,000	0.00%	275,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(20.00)%	0.08%	(20.00)%
Total NAV Held by Stockholder A	$2,956,250	$2,949,211	(0.24)%	$2,929,375	(0.91)%	$2,808,438	(5.00)%	$2,365,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.75 per Share on Shares Held Prior to Sale)		$2,956,250		$2,956,250		$2,956,250		$2,956,250
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(7,039)		$(26,875)		$(147,812)		$(591,250)
NAV per Share Held by Stockholder A		$10.72		$10.65		$10.21		$8.60
Investment per Share Held by Stockholder A (Assumed to be $10.75 per Share on Shares Held Prior to Sale)	$10.75	$10.75		$10.75		$10.75		$10.75
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.03)		$(0.10)		$(0.54)		$(2.15)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(5.00)%		(20.00)%

Impact On Existing Stockholders Who Do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 34,375 shares of common stock, which is 0.05% of an offering of 68,750,000 shares of common stock) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e., 103,125 shares of common stock, which is 0.15% of an offering of 68,750,000 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.49		$8.49
Net Proceeds per Share to Issuer		$8.06		$8.06
Decrease to NAV
Total Shares Outstanding	275,000,000	343,750,000	25.00%	343,750,000	25.00%
NAV per Share	$10.75	$10.21	(5.00)%	$10.21	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	275,000	309,375	12.50%	378,125	37.50%
Percentage Held by Stockholder A	0.10%	0.09%	(10.00)%	0.11%	10.00%
Total NAV Held by Stockholder A	$10.75	$3,159,492	6.88%	$3,861,602	30.63%
Total Investment by Stockholder A (Assumed to be $10.75 per Share on Shares Held Prior to Sale)		$3,248,143		$3,831,929
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(88,651)		$29,673
NAV per Share Held by Stockholder A		$10.21		$10.21
Investment per Share Held by Stockholder A (Assumed to be $10.75 per Share on Shares Held Prior to Sale)		$10.50		$10.13
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.29)		$0.08
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(2.73)%		0.77%

Impact On New Investors

        Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.77		$10.20		$8.49
Net Proceeds per Share to Issuer		$10.21		$9.68		$8.06
Decrease to NAV
Total Shares Outstanding	275,000,000	288,750,000	5.00%	302,500,000	10.00%	343,750,000	25.00%
NAV per Share	$10.75	$10.72	(0.24)%	$10.65	(0.91)%	$10.21	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	—	13,750		27,500		68,750
Percentage Held by Stockholder A	0.00%	0.00%		0.01%		0.02%
Total NAV Held by Stockholder A	$—	$147,461		$292,938		$702,109
Total investment by Stockholder A		$148,128		$280,382		$583,786
Total Dilution to Stockholder A (Total NAV Less Total investment)		$(667)		$12,556		$118,323
NAV per Share Held by Stockholder A		$10.72		$10.65		$10.21
Investment per Share Held by Stockholder A		$10.77		$10.20		$8.49
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.05)		$0.45		$1.72
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.45)%		4.48%		20.27%

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder's account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        We primarily use newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date for such dividend. If we use newly-issued shares to implement the plan, the valuation date will not be earlier than the last day that stockholders have the right to elect to receive cash in lieu of shares. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

        There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

        Stockholders who receive dividends in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator's Interactive Voice Response System at (888) 888-0313.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219 or by telephone at (718) 921-8200.

        Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of our common stock by the administrator.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. Stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a "straddle," "hedge" or "conversion" transaction. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations thereof, each as of the date of this prospectus and all of which are subject to differing interpretation or change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to the any of the tax aspects set forth below.

        This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

        A "U.S. Stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

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  a citizen or individual resident of the United States;

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  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

        A "Non-U.S. Stockholder" is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. Stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election To Be Taxed As A RIC

        As a business development company, we have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the Annual Distribution Requirement).

Taxation As A RIC

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

  •
  qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code) (the 90% Income Test); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a "qualified publicly traded partnership"); and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more "qualified publicly traded partnerships."

        To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a "qualified publicly traded partnership"), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a "qualified publicly traded partnership") will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a "qualified publicly traded partnership") in which we are a partner for purposes of the asset diversification tests. If the partnership is a "qualified publicly traded partnership," the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be "securities" for purposes of the diversification tests. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

        In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S.

federal income tax, and could result in a reduced after-tax yield on the portion of our assets held by such corporation.

        Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income and net capital gain not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year and (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to "qualified dividend income" to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

        We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may be unclear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation Of U.S. Stockholders

        Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Provided that certain holding period and other requirements are met, such distributions (if designated by us) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that we receive qualified dividend income (generally, dividend income from taxable domestic corporations and certain qualified foreign corporations). There can be no assurance as to what portion, if any, of our distributions will qualify for favorable treatment as qualified dividend income.

        Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder's holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder.

        Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, and designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. Stockholder will be required to include its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder's tax basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. Stockholder's liability for U.S. federal income tax. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

        If a U.S. Stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

        A U.S. Stockholder generally will recognize taxable gain or loss if such U.S. Stockholder sells or otherwise disposes of its shares of our common stock. Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

        In general, individual U.S. Stockholders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at ordinary income rates.

        Certain U.S. Stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their "net investment income," which includes dividends received from us and capital gains from the sale or other disposition of our stock.

        We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the amount and the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder's particular situation.

        Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our common stock generally are subject to information reporting unless the U.S. Stockholder is an exempt recipient. Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number and otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder's U.S. federal income tax liability, provided that certain information is provided timely to the IRS.

Taxation Of Non-U.S. Stockholders

        Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person's particular circumstances. An investment in our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our investment company taxable income to Non-U.S. Stockholders that are not "effectively connected" with a U.S. trade or business conducted by the Non-U.S. Stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of our current and accumulated earnings and profits.

        For our taxable years beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), properly reported distributions to Non-U.S. Stockholders are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our "qualified net interest income" (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our "qualified short-term capital gains" (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance as to whether this provision will be extended. In addition, depending on our circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Stockholder needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Stockholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

        Actual or deemed distributions of our net capital gain to a Non-U.S. Stockholder, and gains recognized by a Non-U.S. Stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is a nonresident alien individual and is physically present in the U.S. for 183 or more days during the taxable year and meets certain other requirements.

        Distributions of our investment company taxable income and net capital gain (including deemed distributions) to Non-U.S. Stockholders, and gains recognized by Non-U.S. Stockholders upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will be subject to U.S. federal income tax at the graduated rates applicable to

U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. Stockholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in our common stock is effectively connected with its conduct of a U.S. trade or business.

        If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

        In addition, after June 30, 2014, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2016, withholding at a rate of 30% will be required on gross proceeds from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Similarly, dividends in respect of, and gross proceeds from the sale of, our shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Internal Revenue Service. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Non-U.S. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our shares.

        A Non-U.S. Stockholder generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our common stock. In addition, we are required to annually report to the IRS and each Non-U.S. Stockholder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Stockholder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Stockholder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Stockholder's U.S. federal income tax liability, if any, provided that certain required information is provided timely to the IRS.

        Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.

Failure To Obtain RIC Tax Treatment

        If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction.

        Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

        The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        Our authorized capital stock consists of 500,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Our common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. Our Board of Directors will only take such actions in accordance with Section 18 as modified by Section 61 of the 1940 Act. The 1940 Act limits business development companies to only one class or series of common stock and only one class of preferred stock. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

        The below table sets forth each class of our outstanding securities as of October 10, 2013 including shares sold with settlement dates through October 16, 2013:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
Common Stock	500,000,000	0	276,844,568

  Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. Federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

  Preferred Stock

        Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws

  Anti-takeover Effect

        The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Control Share Acquisitions

        The Maryland General Corporation Law under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third,

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  one-third or more but less than a majority, or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will notify the Division of Investment Management at the SEC prior to amending our bylaws to be subject to the Control Share Act and will make such amendment only if the Board of Directors determines that it would be in our best interests.

  Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

        After the five-year prohibition, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute provides various exemptions from its provisions, including for business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflicts with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

  Classified Board of Directors

        Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2014, 2015 and 2013 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

  Election of Directors

        Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we are eligible to make the election provided for under Section 3-802(b) of the Maryland General Corporation Law, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

        Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of provision of notice and at the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of provision of notice and at the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meetings of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

        Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

        Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

DESCRIPTION OF OUR PREFERRED STOCK

        In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

        The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

        For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

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  any provisions relating to convertibility or exchangeability of the shares of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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  if applicable, a discussion of certain U.S. Federal income tax considerations; and

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  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

DESCRIPTION OF OUR DEBT SECURITIES

        We currently have the Notes outstanding. However, we may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Notes. Please see "Business—General—Notes" for a description of the Notes.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." On March 9, 2012, we entered into an Agreement of Resignation, Appointment and Acceptance (the "Agreement") with American Stock Transfer & Trust Company, LLC (the "Retiring Trustee") and U.S. Bank National Association (the "trustee"). Under the Agreement, we formally accepted the resignation of the Retiring Trustee and appointed the trustee under the Indenture, dated as of February 16, 2012 (the "indenture"), by and between us and the Retiring Trustee, as supplemented by the First Supplemental Indenture, dated as of March 1, 2012, by and between us and the Retiring Trustee, as further supplemented by the Second Supplemental Indenture, dated as of March 8, 2012, by and between us and the Retiring Trustee, and as further supplemented by the Joinder Supplemental Indenture, dated as of March 8, 2012, by and among us, the Retiring Trustee and the trustee. We accepted the resignation of the Retiring Trustee and appointed the trustee in order to take advantage of a more efficient money market based system of settling issuances of notes issued pursuant to the indenture not available through the Retiring Trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

        Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued;

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any events of default;

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

        The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

        We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

  Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices,

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  whether it imposes fees or charges,

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  how it would handle a request for the holders' consent, if ever required,

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

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  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

  Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

        An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

  •
  An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

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  An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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  The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

  •
  If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

  •
  An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

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  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

  •
  Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

        In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.

        The special situations for termination of a global security are as follows:

  •
  if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

  •
  if we notify the trustee that we wish to terminate that global security, or

  •
  if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under "Events of Default."

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

  Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."

  Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

  Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

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  We do not pay the principal of, or any premium on, a debt security of the series on its due date.

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  We do not pay interest on a debt security of the series within 30 days of its due date.

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  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

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  We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

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  Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

  Remedies if an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

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  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

  •
  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

  •
  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see "Indenture Provisions—Limitation on Liens" below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

  Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of, or interest on, a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

  Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

  Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

  Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

  Covenant Defeasance

        Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

  Full Defeasance

        If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form,

  •
  without interest coupons, and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

        Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

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  renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

        U.S. Bank National Association will serve as trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

        We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the Holders to purchase our Securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to the Holders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to the Holders on the record date that we set for receiving subscription rights in such subscription rights offering.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

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  the title of such subscription rights;

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  the exercise price for such subscription rights (or method of calculation thereof);

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  the ratio of the offering;

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  the number of such subscription rights issued to each Holder;

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  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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  any termination right we may have in connection with such subscription rights offering; and

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  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of our Securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the Securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

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  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

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  the date on which the right to exercise such warrants will commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

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  if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR UNITS

        A unit is a separate security consisting of two or more other securities that either may or must be traded or transferred together as a single security. The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

        We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include contracts for purchase of any such security or debt obligations of third parties, such as U.S. Treasury securities, such that the holder holds each component. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

        A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

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  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

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  a description of the terms of any unit agreement governing the units;

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  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

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  whether the units will be issued in fully registered or global form.

REGULATION

        We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, we may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments subject our stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An "eligible portfolio company" is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and

            (c)   satisfies any of the following:

              1.     does not have any class of securities with respect to which a broker or dealer may extend margin credit;

              2.     is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;

              3.     is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;

              4.     does not have any class of securities listed on a national securities exchange; or

              5.     has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

          (2)   Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.

          (3)   Securities of any eligible portfolio company which we control.

          (4)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

          (5)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

          (6)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

          (7)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.

Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, exercising control, either on its own or together with others, over a portfolio company or any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in money market funds, U.S. treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. Federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and classes of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. The 1940 Act allows BDCs to issue multiple series of the same class of preferred stock and to issue multiple classes in connection with certain refundings or reorganizations. In addition, while any preferred stock or public debt securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios after giving effect to such distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors."

Code of Ethics

        We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see "Available Information."

Investment Concentration

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While we are broadening the portfolio, many of our existing investments are in the energy and energy related industries.

Compliance Policies and Procedures

        We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. Federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brian H. Oswald serves as our Chief Compliance Officer.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.

        Introduction.    As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

        These policies and procedures for voting proxies for Prospect Capital Management's Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

        Proxy policies.    These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

          Elections of directors.     In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board of Directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of auditors.     Prospect Capital Management believes that the Company remains in the best position to choose the auditors and will generally support management's recommendation.

          Changes in capital structure.     Changes in a company's charter, articles of incorporation or by-laws may be required by state or U.S. Federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the Company's management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or U.S. Federal regulation.

          Corporate restructurings, mergers and acquisitions.     Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

          Proposals affecting the rights of stockholders.     Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the Company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.

          Corporate governance.     Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.

          Anti-takeover measures.    The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

          Stock splits.     Prospect Capital Management will generally vote with the management of the Company on stock split matters.

          Limited liability of directors.     Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.

          Social and corporate responsibility.     The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.

          Proxy voting procedures.     Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests, the Proxy Voting Committee will vote the proxy.

          Proxy voting committee.     Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the Company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

          Conflicts of interest.     Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer's proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients' best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

          Proxy voting.     Each account's custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.

          Proxy recordkeeping.    Prospect Capital Management must retain the following documents pertaining to proxy voting:

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    copies of its proxy voting polices and procedures;

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    copies of all proxy statements;

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    records of all votes cast by Prospect Capital Management;

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    copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

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    copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.

        All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

        Proxy voting records.    Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

Sarbanes-Oxley Act of 2002

        The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to our Chief Executive and Chief Financial Officers' required certifications as to the accuracy of our financial reporting, we are also required to disclose the effectiveness of our disclosure controls and procedures as well as report on our assessment of our internal controls over financial reporting, the latter of which must be audited by our independent registered public accounting firm.

        The Sarbanes-Oxley Act also requires us to continually review our policies and procedures to ensure that we remain in compliance with all rules promulgated under the Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our Securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1555 North Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, Attention: Mutual Fund Custody Account Administrator, facsimile: (866) 350-1430. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. We have not paid any brokerage commissions during the three most recent fiscal years. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.

        Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

        We may sell the Securities pursuant to this prospectus and a prospectus supplement in any of four ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; (c) through agents; or (d) directly to our stockholders and others through the issuance of transferable or non-transferable rights to our stockholders. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock or units issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold "at-the-market" to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

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  the name or names of any underwriters or agents and the amounts of Securities underwritten or placed by each of them;

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  the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

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  any securities exchanges on which the Securities may be listed.

        In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our Securities under this prospectus and as described in any related prospectus supplement.

        We may use Securities to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.

        Any offering price and any discounts or concessions allowed or reallowed or paid to underwriters or agents may be changed from time to time.

        We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at the annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.

        If underwriters are used in the sale of any Securities, Securities acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase the Securities will be subject to certain conditions precedent.

        In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our Securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the Securities as set forth on the cover page of the supplement to this prospectus. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

        We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

        Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

        We may enter into derivative transactions with third parties, or sell Securities outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use Securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge Securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other Securities offered by this prospectus or otherwise.

        Any of our common stock sold pursuant to a prospectus supplement will be listed on The NASDAQ Global Select Market, or another exchange on which our common stock is traded.

        In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP as special Maryland counsel.

INDEPENDENT REGISTERED ACCOUNTING FIRM

        BDO USA, LLP is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2013, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or by calling 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

F-1

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Prospect Capital Corporation
New York, New York

        We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation, the "Company", including the consolidated schedule of investments, as of June 30, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2013, and the financial highlights for each of the five years in the period ended June 30, 2013. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures include confirmation of securities owned as of June 30, 2013 and 2012 by correspondence with the custodian, trustees and portfolio companies, and alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2013 and 2012, the results of its operations, the changes in its net assets, and its cash flows for each of the three years in the period ended June 30, 2013, and the financial highlights for each of the five years in the period ended June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Prospect Capital Corporation's internal control over financial reporting as of June 30, 2013, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated August 21, 2013 expressed an unqualified opinion thereon.

/s/ BDO USA, LLP BDO USA, LLP New York, New York August 21, 2013, except for Note 16 which is dated October 11, 2013

F-2

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except share and per share data)

	June 30, 2013	June 30, 2012
Assets (Note 4)
Investments at fair value:
Control investments (net cost of $830,151 and $518,015, respectively)	$811,634	$564,489
Affiliate investments (net cost of $49,189 and $44,229, respectively)	42,443	46,116
Non-control/Non-affiliate investments (net cost of $3,376,438 and $1,537,069, respectively)	3,318,775	1,483,616

Total investments at fair value (net cost of $4,255,778 and $2,099,313, respectively, Note 3)	4,172,852	2,094,221

Investments in money market funds	143,262	118,369
Cash	59,974	2,825
Receivables for:
Interest, net	22,863	14,219
Other	4,397	784
Prepaid expenses	540	421
Deferred financing costs	44,329	24,415

Total Assets	4,448,217	2,255,254

Liabilities
Credit facility payable (Notes 4 and 8)	124,000	96,000
Senior convertible notes (Notes 5 and 8)	847,500	447,500
Senior unsecured notes (Notes 6 and 8)	347,725	100,000
Prospect Capital InterNotes® (Notes 7 and 8)	363,777	20,638
Due to Broker	43,588	44,533
Dividends payable	27,299	14,180
Due to Prospect Administration (Note 12)	1,366	658
Due to Prospect Capital Management (Note 12)	5,324	7,913
Accrued expenses	2,345	2,925
Interest payable	24,384	6,723
Other liabilities	4,415	2,210

Total Liabilities	1,791,723	743,280

Net Assets	$2,656,494	$1,511,974

Components of Net Assets
Common stock, par value $0.001 per share (500,000,000 common shares authorized; 247,836,965 and 139,633,870 issued and outstanding, respectively) (Note 9)	$248	$140
Paid-in capital in excess of par (Note 9)	2,739,864	1,544,801
Undistributed net investment income	77,084	23,667
Accumulated realized losses on investments	(77,776)	(51,542)
Unrealized depreciation on investments	(82,926)	(5,092)

Net Assets	$2,656,494	$1,511,974

Net Asset Value Per Share	$10.72	$10.83

See notes to consolidated financial statements.

F-3

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Investment Income
Interest income: (Note 3)
Control investments	$106,425	$53,408	$21,747
Affiliate investments	6,515	12,155	11,307
Non-control/Non-affiliate investments	234,013	144,592	101,400
CLO Fund securities	88,502	9,381	—

Total interest income	435,455	219,536	134,454

Dividend income:
Control investments	78,282	63,144	13,569
Affiliate Investments	728	—	—
Non-control/Non-affiliate investments	3,656	1,733	1,507
Money market funds	39	4	16

Total dividend income	82,705	64,881	15,092

Other income: (Note 10)
Control investments	16,821	25,464	2,829
Affiliate investments	623	108	190
Non-control/Non-affiliate investments	40,732	10,921	16,911

Total other income	58,176	36,493	19,930

Total Investment Income	576,336	320,910	169,476

Operating Expenses
Investment advisory fees:
Base management fee (Note 12)	69,800	35,836	22,496
Income incentive fee (Note 12)	81,231	46,671	23,555

Total investment advisory fees	151,031	82,507	46,051

Interest and credit facility expenses	76,341	38,534	17,598
Legal fees	1,918	279	1,062
Valuation services	1,579	1,212	992
Audit, compliance and tax related fees	1,566	1,446	876
Allocation of overhead from Prospect Administration (Note 12)	8,737	6,848	4,979
Insurance expense	356	324	285
Directors' fees	300	273	255
Excise tax	6,500	—	—
Other general and administrative expenses	3,084	2,803	3,157

Total Operating Expenses	251,412	134,226	75,255

Net Investment Income	324,924	186,684	94,221

Net realized (loss) gain on investments (Note 3)	(26,234)	36,588	16,465
Net change in unrealized (depreciation) appreciation on investments (Note 3)	(77,834)	(32,368)	7,552

Net Increase in Net Assets Resulting from Operations	$220,856	$190,904	$118,238

Net increase in net assets resulting from operations per share: (Notes 11 and 15)	$1.07	$1.67	$1.38

Weighted average shares of common stock outstanding:	207,069,971	114,394,554	85,978,757

See notes to consolidated financial statements.

F-4

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except share data)

	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Increase in Net Assets from Operations:
Net investment income	$324,924	$186,684	$94,221
Net (loss) gain on investments	(26,234)	36,588	16,465
Net change in unrealized (depreciation) appreciation on investments	(77,834)	(32,368)	7,552

Net Increase in Net Assets Resulting from Operations	220,856	190,904	118,238

Dividends to Shareholders:
Distribution of net investment income	(271,507)	(136,875)	(94,326)
Distribution of return of capital	—	(4,504)	(11,841)

Total Dividends to Shareholders	(271,507)	(141,379)	(106,167)

Capital Share Transactions:
Net proceeds from capital shares sold	1,180,899	338,270	381,316
Less: Offering costs of public share offerings	(1,815)	(708)	(1,388)
Reinvestment of dividends	16,087	10,530	10,934

Net Increase in Net Assets Resulting from Capital Share Transactions	1,195,171	348,092	390,862

Total Increase in Net Assets:	1,144,520	397,617	402,933
Net assets at beginning of year	1,511,974	1,114,357	711,424

Net Assets at End of Year	$2,656,494	$1,511,974	$1,114,357

Capital Share Activity:
Shares sold	101,245,136	30,970,696	37,494,476
Shares issued to acquire controlled investments	5,507,381	—	—
Shares issued through reinvestment of dividends	1,450,578	1,056,484	1,025,352

Net increase in capital share activity	108,203,095	32,027,180	38,519,828
Shares outstanding at beginning of year	139,633,870	107,606,690	69,086,862

Shares Outstanding at End of Year	247,836,965	139,633,870	107,606,690

See notes to consolidated financial statements.

F-5

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except share data)

	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$220,856	$190,904	$118,238
Net realized loss (gain) on investments	26,234	(36,588)	(16,465)
Net change in unrealized depreciation (appreciation) on investments	77,834	32,368	(7,552)
Amortization of discounts and premiums	(11,016)	(7,284)	(23,035)
Amortization of deferred financing costs	8,232	8,511	5,365
Payment-in-kind interest	(10,947)	(5,647)	(9,634)
Structuring fees	(52,699)	(8,075)	(13,460)
Change in operating assets and liabilities:
Payments for purchases of investments	(2,980,320)	(901,833)	(930,243)
Proceeds from sale of investments and collection of investment principal	931,534	500,952	285,862
Net (increase) decrease of investments in money market funds	(24,893)	(58,466)	8,968
Increase in interest receivable, net	(8,644)	(4,950)	(3,913)
(Increase) decrease in other receivables	(3,613)	(517)	153
(Increase) decrease in prepaid expenses	(119)	(320)	270
Decrease in other assets	—	—	534
Decrease in due to Broker	(945)	—	—
Increase (decrease) in due to Prospect Administration	708	446	(82)
Increase (decrease) in due to Prospect Capital Management	(2,589)	207	(1,300)
(Decrease) increase in accrued expenses	(580)	1,052	(1,998)
Increase in interest payable	17,661	2,720	3,817
Increase (decrease) in other liabilities	2,205	(1,361)	2,866

Net Cash Used In Operating Activities:	(1,811,101)	(287,881)	(581,609)

Cash Flows from Financing Activities:
Borrowings under credit facility (Note 4)	223,000	726,800	465,900
Payments under credit facility (Note 4)	(195,000)	(715,000)	(482,000)
Issuance of Senior Convertible Notes (Note 5)	400,000	130,000	322,500
Repurchases under Senior Convertible Notes (Note 5)	—	(5,000)	—
Issuance of Senior Unsecured Notes	247,725	100,000	—
Issuance of Prospect Capital InterNotes® (Note 7)	343,139	20,638	—
Financing costs paid and deferred	(28,146)	(17,651)	(13,061)
Net proceeds from issuance of common stock	1,121,648	177,699	381,316
Offering costs from issuance of common stock	(1,815)	(708)	(1,388)
Dividends paid	(242,301)	(127,564)	(91,247)

Net Cash Provided By Financing Activities:	1,868,250	289,214	582,020

Total Increase in Cash	57,149	1,333	411
Cash balance at beginning of year	2,825	1,492	1,081

Cash Balance at End of Year	$59,974	$2,825	$1,492

Cash Paid For Interest	$45,363	$24,515	$6,101

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$16,087	$10,530	$10,934

Amount of shares issued in conjunction with controlled investments	$59,251	$160,571	$—

See notes to consolidated financial statements.

F-6

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$28,750	$28,750	$28,750	1.1%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.5%
		Convertible Preferred Stock (9,919.684 shares)		9,920	9,920	0.4%
		Common Stock (100 shares)		—	3,478	0.1%

				51,170	54,648	2.1%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(3)(4)	19,737	19,737	19,737	0.7%
		Subordinated Unsecured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 3/30/2018)(4)	19,700	19,700	19,700	0.7%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				45,494	39,437	1.4%

APH Property Holdings, LLC(32)	Georgia / Real Estate	Senior Secured Note (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 10/24/2020)(4)	125,892	125,892	125,892	4.8%
		Common Stock (148,951 shares)		26,648	26,648	1.0. %

				152,540	152,540	5.8%

AWCNC, LLC(19)	North Carolina /	Members Units—Class A (1,800,000 units)		—	—	0.0%
	Machinery	Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,150 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)(25)	1,150	1,095	586	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,611	1,501	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,738	706	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,302	586	0.0%

See notes to consolidated financial statements.

F-7

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
CCPI Holdings, Inc.(33)	Ohio / Manufacturing	Senior Secured Note (10.00%, due 12/31/2017)(3)	$17,663	$17,663	$17,663	0.7%
		Senior Secured Note (12.00% plus 7.00% PIK, due 6/30/2018)	7,659	7,659	7,659	0.3%
		Common Stock (100 shares)		8,581	7,977	0.3%
		Net Revenue Interest (4% of Net Revenue)		—	604	0.0%

				33,903	33,903	1.3%

Credit Central Holdings of Delaware, LLC(22)(34)	Ohio / Consumer Finance	Senior Secured Revolving Credit Facility—$60,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 12/31/2022)(4) (25)	38,082	38,082	38,082	1.4%
		Common Stock (100 shares)		9,581	8,361	0.3%
		Net Revenue Interest (5% of Net Revenue)		—	4,019	0.2%

				47,663	50,462	1.9%

Energy Solutions Holdings, Inc.(8)	Texas / Gas Gathering and Processing	Junior Secured Note (18.00%, due 12/12/2016)	8,500	8,500	8,500	0.3%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, past due)(4)	13,906	12,503	8,449	0.3%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	0.0%
		Escrow Receivable		—	—	0.0%
		Common Stock (100 shares)		8,318	6,247	0.2%

				34,270	26,696	0.9%

First Tower Holdings of Delaware, LLC(22)(29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(4) (25)	264,760	264,760	264,760	10.0%
		Common Stock (83,729,323 shares)		43,193	20,447	0.8%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	12,877	0.5%

				307,953	298,084	11.3%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, past due)	500	500	346	0.0%
		Preferred Stock (6,635 shares)		—	—	0.0%
		Common Stock (17,082 shares)		—	—	0.0%

				500	346	0.0%

See notes to consolidated financial statements.

F-8

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Nationwide Acceptance Holdings, LLC(22)(36)	Chicago / Consumer Finance	Senior Secured Revolving Credit Facility—$30,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 1/31/2023)(4)(25)	$21,308	$21,308	$21,308	0.8%
		Membership Units (100 shares)		3,843	2,142	0.1%
		Net Revenue Interest (5% of Net Revenue)		—	1,701	0.1%

				25,151	25,151	1.0%

NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	16,000	16,000	13,149	0.5%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	—	0.0%
		Series A Preferred Stock (4,400 shares)		4,400	—	0.0%

				23,200	13,149	0.5%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(4)	32,750	32,750	32,750	1.2%
		Warrants (200,000 warrants, expiring 6/30/2017)		1,682	6,796	0.3%
		Common Stock (545,107 shares)		5,087	18,522	0.7%

				39,519	58,068	2.2%

The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, past due)	1,688	1,686	—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	0.0%
		Common Stock (1,000 shares)		975	—	0.0%

				3,831	—	0.0%

Valley Electric Holdings I, Inc.	Washington / Construction & Engineering	Senior Secured Note (9.00% (LIBOR + 6.00%, with 3.00% LIBOR floor) plus 9.00% PIK, due 12/31/2018)(4)	34,063	34,063	34,063	1.3%
		Senior Secured Note (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3)(4)	10,026	10,026	10,026	0.4%
		Common Stock (50,000 shares)		9,526	8,288	0.3%
		Net Revenue Interest (5% of Net Revenue)		—	1,238	0.1%

				53,615	53,615	2.1%

See notes to consolidated financial statements.

F-9

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Wolf Energy Holdings, Inc.(12)(37)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)	$22,000	$—	$3,832	0.1%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, past due)	2,642	2,000	546	0.0%
		Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status, past due)	51	50	51	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	7,930	5,990	—	0.0%
		Common Stock (100 shares)		—	—	0.0%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	520	0.0%

				8,040	4,949	0.1%

		Total Control Investments		830,151	811,634	30.6%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(3)(4)	29,550	29,550	29,550	1.1%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	2,832	0.1%
		Preferred Stock Series B (1,753.64 shares)(13)		579	533	0.0%

				32,429	32,915	1.2%

Boxercraft Incorporated(20)	Georgia / Textiles & Leather	Senior Secured Term Loan A (10.00% plus 1.00% PIK, due 9/15/2015)	1,712	1,702	1,712	0.1%
		Senior Secured Term Loan B (10.00% plus 1.00% PIK, due 9/15/2015)	4,892	4,809	4,892	0.2%
		Senior Secured Term Loan C (10.00% plus 1.00% PIK, due 9/15/2015)	2,371	2,371	2,371	0.1%
		Senior Secured Term Loan (10.00% plus 1.00% PIK, due 9/15/2015)	8,325	7,878	410	0.0%
		Preferred Stock (1,000,000 shares)		—	—	0.0%
		Common Stock (10,000 shares)		—	—	0.0%
		Warrants (1 warrant, expiring 8/31/2022)		—	—	0.0%

				16,760	9,385	0.4%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	143	0.0%

				—	143	0.0%

		Total Affiliate Investments		49,189	42,443	1.6%

See notes to consolidated financial statements.

F-10

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		$141	$335	0.0%

				141	335	0.0%

Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)	$7,000	6,900	7,000	0.3%

				6,900	7,000	0.3%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	565	0.0%

				396	565	0.0%

ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)	12,000	11,764	12,000	0.4%

				11,764	12,000	0.4%

American Gilsonite Company	Utah / Specialty Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)	38,500	38,500	38,500	1.4%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	4,058	0.2%

				38,500	42,558	1.6%

Apidos CLO VIII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	19,931	19,718	0.7%

				19,931	19,718	0.7%

Apidos CLO IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	19,609	19,294	0.7%

				19,609	19,294	0.7%

Apidos CLO XI, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,340	39,239	37,972	1.4%

				39,239	37,972	1.4%

Apidos CLO XII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	44,063	43,480	40,294	1.5%

				43,480	40,294	1.5%

Arctic Glacier U.S.A, Inc.(4)	Canada / Food Products	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 11/10/2019)	150,000	150,000	150,000	5.6%

				150,000	150,000	5.6%

Armor Holding II LLC(4)	New York / Diversified Financial Services	Second Lien Term Loan (9.25% (LIBOR + 8.00% with 1.25% LIBOR floor), due 12/26/2020)	7,000	6,860	7,000	0.3%

				6,860	7,000	0.3%

See notes to consolidated financial statements.

F-11

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Atlantis Healthcare Group (Puerto Rico), Inc.(4)	Puerto Rico / Healthcare	Revolving Line of Credit—$7,000 Commitment (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2014)(25)(26)	$2,000	$2,000	$2,000	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)	39,352	39,352	39,352	1.5%

				41,352	41,352	1.6%

Babson CLO Ltd 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	34,499	34,450	1.3%

				34,499	34,450	1.3%

Babson CLO Ltd 2012-IA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	29,075	25,917	27,269	1.0%

				25,917	27,269	1.0%

Babson CLO Ltd 2012-IIA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	28,863	27,510	1.0%

				28,863	27,510	1.0%

Blue Coat Systems, Inc.	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(4)	11,000	10,890	11,000	0.4%

				10,890	11,000	0.4%

Broder Bros., Co	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.75% (LIBOR + 9.00% with 1.75% LIBOR floor), due 6/27/2018(3)(4)	99,500	99,500	99,323	3.7%

				99,500	99,323	3.7%

Brookside Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,000	23,896	23,743	0.9%

				23,896	23,743	0.9%

Byrider Systems Acquisition Corp(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	10,914	10,914	10,417	0.4%

				10,914	10,417	0.4%

Caleel + Hayden, LLC(14)(31)	Colorado / Personal &	Membership Units (13,220 shares)		—	104	0.0%
	Nondurable Consumer	Escrow Receivable		—	137	0.0%

	Products			—	241	0.0%

See notes to consolidated financial statements.

F-12

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Capstone Logistics, LLC(4)	Georgia / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)(3)	$97,291	$97,291	$97,291	3.7%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)	100,000	100,000	100,000	3.8%

				197,291	197,291	7.5%

Cargo Airport Services USA, LLC	New York / Transportation	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/31/2016)(3)(4)	43,977	43,977	44,417	1.7%
		Common Equity (1.6 units)		1,639	1,860	0.1%

				45,616	46,277	1.8%

Cent 17 CLO Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	24,870	24,615	25,454	1.0%

				24,615	25,454	1.0%

CI Holdings(4)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 6/11/2019)	114,713	114,713	114,713	4.3%

				114,713	114,713	4.3%

CIFC Funding 2011-I, Ltd.(4)(22)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.32% (LIBOR + 5.00%), due 1/19/2023)	19,000	15,029	15,844	0.6%
		Unsecured Class E Notes (7.32% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,638	12,745	0.5%

				27,667	28,589	1.1%

Cinedigm DC Holdings, LLC(4)	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	70,595	70,595	70,595	2.7%

				70,595	70,595	2.7%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	130	0.0%

				—	130	0.0%

Correctional Healthcare Holding Company, Inc.	Colorado / Healthcare	Second Lien Term Loan (11.25%, due 1/11/2020)(3)	27,100	27,100	27,100	1.0%

				27,100	27,100	1.0%

Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3)(4)	39,303	39,303	39,303	1.5%

				39,303	39,303	1.5%

See notes to consolidated financial statements.

F-13

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
CP Well Testing, LLC	Oklahoma / Oil & Gas Products	Senior Secured Term Loan (13.50% (LIBOR + 11.00% with 2.50% LIBOR floor), due 10/03/2017)(4)	$19,125	$19,125	$19,125	0.7%

				19,125	19,125	0.7%

CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	71,106	71,106	71,106	2.7%

				71,106	71,106	2.7%

Deltek, Inc.	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(4)	12,000	11,833	12,000	0.5%

				11,833	12,000	0.5%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Edmentum, Inc (f/k/a Archipelago Learning, Inc)(4)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)	50,000	48,218	50,000	1.9%

				48,218	50,000	1.9%

EIG Investors Corp	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 5/09/2020)(4)(16)	22,000	21,792	22,000	0.8%

				21,792	22,000	0.8%

Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,332	14,650	0.6%

				15,332	14,650	0.6%

EXL Acquisition Corp	South Carolina / Biotechnology	Escrow Receivable	—	—	14	0.0%

				—	14	0.0%

Evanta Ventures, Inc.(11)	Oregon / Commercial Services	Subordinated Unsecured (12.00% plus 1.00% PIK, due 9/28/2018)	10,479	10,479	10,479	0.4%

				10,479	10,479	0.4%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	149	0.0%

				—	149	0.0%

Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	225	0.0%

				—	225	0.0%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	18,000	17,731	18,000	0.7%

				17,731	18,000	0.7%

See notes to consolidated financial statements.

F-14

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
FPG, LLC	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(4)	$21,401	$21,401	$21,401	0.8%
		Common Stock (5,638 shares)		27	19	0.0%

				21,428	21,420	0.8%

Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	20,792	21,657	0.8%

				20,792	21,657	0.8%

Galaxy XV CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,025	32,119	30,227	1.1%

				32,119	30,227	1.1%

Grocery Outlet, Inc.	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)(4)	14,457	14,127	14,457	0.5%

				14,127	14,457	0.5%

Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 10/12/2017)(3)(4)	41,213	41,213	31,972	1.2%

				41,213	31,972	1.2%

Halcyon Loan Advisors Funding 2012-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	23,188	22,279	22,724	0.9%

				22,279	22,724	0.9%

Halcyon Loan Advisors Funding 2013-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	40,400	41,085	38,291	1.4%

				41,085	38,291	1.4%

Hoffmaster Group, Inc.(4)	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	20,000	19,831	19,598	0.7%
		Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	991	955	0.0%

				20,822	20,553	0.7%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,310	33,929	1.3%

				43,310	33,929	1.3%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,300	12,500	0.5%

				12,300	12,500	0.5%

See notes to consolidated financial statements.

F-15

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
ING IM CLO 2012-II, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$38,070	$34,904	$36,848	1.4%

				34,904	36,848	1.4%

ING IM CLO 2012-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	46,632	44,454	46,361	1.7%

				44,454	46,361	1.7%

ING IM CLO 2012-IV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	40,613	39,255	41,153	1.5%

				39,255	41,153	1.5%

Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)(3)(4)	22,430	22,430	22,430	0.8%

				22,430	22,430	0.8%

Interdent, Inc.(4)	California / Healthcare	Senior Secured Term Loan A (8.00% (LIBOR + 6.50% with 1.50% LIBOR floor), due 8/3/2017)	53,475	53,475	53,475	2.0%
		Senior Secured Term Loan B (13.00% (LIBOR + 10.00% with 3.00% LIBOR floor), due 8/3/2017)(3)	55,000	55,000	55,000	2.1%

				108,475	108,475	4.1%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 6/23/2018)(3)(4)	16,119	16,119	16,119	0.6%

				16,119	16,119	0.6%

LaserShip, Inc.(4)	Virginia / Transportation	Revolving Line of Credit—$5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2017)(3)	37,031	37,031	37,031	1.4%

				37,031	37,031	1.4%

LCM XIV CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,500	25,838	25,838	1.0%

				25,838	25,838	1.0%

See notes to consolidated financial statements.

F-16

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4)(25)(26)	$—	$—	$—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	2,865	2,865	2,865	0.1%
		Membership Interest (125 units)		216	245	0.0%

				3,081	3,110	0.1%

Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	31,110	26,401	26,596	1.0%

				26,401	26,596	1.0%

Material Handling Services, LLC(4)	Ohio / Business Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 7/5/2017)(3)	27,580	27,580	27,199	1.0%
		Senior Secured Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/21/2017)	37,959	37,959	37,035	1.4%

				65,539	64,234	2.4%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	780	0.0%
		Common Units (1,250,000 units)		—	—	0.0%

				1,252	780	0.0%

Mountain View CLO 2013-I Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	43,650	44,235	43,192	1.6%

				44,235	43,192	1.6%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	13,427	13,427	13,427	0.5%

				13,427	13,427	0.5%

National Bankruptcy Services, LLC(3)(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/17/2017)	18,683	18,683	16,883	0.6%

				18,683	16,883	0.6%

See notes to consolidated financial statements.

F-17

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	$—	$—	$—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(3)	46,170	46,170	46,170	1.7%

				46,170	46,170	1.7%

New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 3.00% PIK, due 2/3/2018)(3)(4)	45,120	45,120	44,166	1.7%

				45,120	44,166	1.7%

New Star Metals, Inc.	Indiana / Metal Services & Minerals	Senior Subordinated Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 1.00% PIK, due 2/2/2018)(4)	50,274	50,274	50,274	1.9%

				50,274	50,274	1.9%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	15,509	15,252	14,992	0.6%

				15,252	14,992	0.6%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	3,618	0.1%

				—	3,618	0.1%

Pegasus Business Intelligence, LP(4)	Texas / Diversified Financial Services	Revolving Line of Credit—$2,500 Commitment (9.00% (LIBOR + 7.75% with 1.25% LIBOR floor), due 4/18/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.6%
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.6%

				31,876	31,876	1.2%

Octagon Investment Partners XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	26,901	26,919	25,515	1.0%

				26,919	25,515	1.0%

Pelican Products, Inc.(16)	California / Durable Consumer Products	Subordinated Secured (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 6/14/2019)(3)(4)	15,000	14,729	15,000	0.6%

				14,729	15,000	0.6%

See notes to consolidated financial statements.

F-18

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Pinnacle (US) Acquisition Co Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)	$10,000	$9,815	$10,000	0.4%

				9,815	10,000	0.4%

Pre-Paid Legal Services, Inc.(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.50% (PRIME + 8.25%), due 12/31/2016)(3)(4)	5,000	5,000	5,000	0.2%

				5,000	5,000	0.2%

Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,888	10,000	0.4%

				9,888	10,000	0.4%

Progrexion Holdings, Inc.(4)(28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)	241,033	241,033	241,033	9.1%

				241,033	241,033	9.1%

Rocket Software, Inc.(3)(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	20,000	19,719	20,000	0.8%

				19,719	20,000	0.8%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK, due 11/29/2016)	28,364	28,364	28,648	1.1%

				28,364	28,648	1.1%

Ryan, LLC(4)	Texas / Business Services	Subordinated Secured (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)	70,000	70,000	70,000	2.6%

				70,000	70,000	2.6%

Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 1.50% PIK, due 5/8/2018)(4)	24,900	24,900	24,900	0.9%

				24,900	24,900	0.9%

Seaton Corp.(3)(4)	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)	3,305	3,249	3,305	0.1%
		Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2015)	10,005	10,005	10,005	0.4%

				13,254	13,310	0.5%

SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 7/12/2019)(4)	6,000	5,914	6,000	0.2%

				5,914	6,000	0.2%

See notes to consolidated financial statements.

F-19

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Skillsoft Public Limited Company(22)	Ireland / Software & Computer Services	Senior Unsecured (11.125%, due 6/1/2018)	$15,000	$14,927	$15,000	0.6%

				14,927	15,000	0.6%

Snacks Holding Corporation	Minnesota / Food	Series A Preferred Stock (4,021.45 shares)		56	56	0.0%
	Products	Series B Preferred Stock (1,866.10 shares)		56	56	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	484	0.0%

				591	596	0.0%

Southern Management Corporation (22)(30)	South Carolina / Consumer Finance	Second Lien Term Loan (12.00% plus 5.00% PIK, due 5/31/2017)	17,565	17,565	18,267	0.7%

				17,565	18,267	0.7%

Spartan Energy Services, Inc.(3)(4)	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)	29,625	29,625	29,625	1.1%

				29,625	29,625	1.1%

Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured (12.00%, due 11/15/2017)(22)	15,000	15,000	15,000	0.6%

				15,000	15,000	0.6%

Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	389	0.0%

				—	389	0.0%

Stauber Performance Ingredients, Inc.(3)(4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)	16,594	16,594	16,594	0.6%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,238	10,238	10,238	0.4%

				26,832	26,832	1.0%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4)(25)	34,738	32,711	—	0.0%
		Overriding Royalty Interests(18)		—	—	0.0%

				32,711	—	0.0%

See notes to consolidated financial statements.

F-20

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Symphony CLO, IX Ltd.(22)	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest)	$45,500	$42,289	$43,980	1.7%

				42,289	43,980	1.7%

System One Holdings, LLC(3)(4)	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)	32,000	32,000	32,000	1.2%

				32,000	32,000	1.2%

TB Corp.(3)	Texas / Consumer Service	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/18/2018)	23,361	23,361	23,361	0.9%

				23,361	23,361	0.9%

Targus Group International, Inc. (16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3)(4)	23,520	23,209	23,520	0.9%

				23,209	23,520	0.9%

TGG Medical Transitory, Inc.	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4)	8,000	7,773	8,000	0.3%

				7,773	8,000	0.3%

The Petroleum Place, Inc.	Colorado / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 5/20/2019)(4)	22,000	21,690	22,000	0.8%

				21,690	22,000	0.8%

Totes Isotoner Corporation	Ohio / Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor), due 1/8/2018)(3)(4)	39,000	39,000	39,000	1.5%

				39,000	39,000	1.5%

Traeger Pellet Grills LLC(4)	Oregon / Durable Consumer Products	Revolving Line of Credit—$10,000 Commitment (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 6/18/2014)(25)	6,143	6,143	6,143	0.3%
		Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)	30,000	30,000	30,000	1.1%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)	30,000	30,000	30,000	1.1%

				66,143	66,143	2.5%

TransFirst Holdings, Inc.(4)	New York / Software & Computer Services	Second Lien Term Loan (11.00%, (LIBOR + 9.75% with 1.25% LIBOR floor), due 6/27/2018)	5,000	4,860	5,000	0.2%

				4,860	5,000	0.2%

See notes to consolidated financial statements.

F-21

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(4)	$160,000	$160,000	$160,000	6.0%

				160,000	160,000	6.0%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,750	—	0.0%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	—	0.0%

		Total Non-control/Non-affiliate Investments (Level 3 Investments)		3,376,319	3,318,663	124.9%

		Total Level 3 Portfolio Investments		4,255,659	4,172,740	157.1%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	0.0%

				56	—	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	112	0.0%

				63	112	0.0%

		Total Non-control/Non-affiliate Investments (Level 1 Investments)		119	112	0.0%

		Total Portfolio Investments		4,255,778	4,172,852	157.1%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				83,456	83,456	3.1%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				49,804	49,804	1.9%
Victory Government Money Market Funds				10,002	10,002	0.4%

Total Money Market Funds				143,262	143,262	5.4%

Total Investments				$4,399,040	$4,316,114	162.5%

See notes to consolidated financial statements.

F-22

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (greater than 25.00% voting control)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$29,350	$29,350	$29,350	2.0%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.8%
		Convertible Preferred Stock (9,919.684 shares)		9,920	6,132	0.4%
		Common Stock (100 shares)		—	—	0.0%

				51,770	47,982	3.2%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 4/01/2013)(3)(4)	20,167	20,167	20,167	1.3%
		Subordinated Secured Note—Tranche B (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 4/01/2013)(3)(4)	15,035	15,035	15,035	1.0%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	17,191	1.1%
		Unrestricted Common Stock (6 shares)		—	17	0.0%

				41,259	52,410	3.4%

AWCNC, LLC(19)	North Carolina /	Members Units—Class A (1,800,000 units)		—	—	0.0%
	Machinery	Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,000 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)(25)	1,000	945	668	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,352	707	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,152	668	0.0%

See notes to consolidated financial statements.

F-23

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Energy Solutions Holdings, Inc.(8)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)(3)	$25,000	$25,000	$25,000	1.7%
		Junior Secured Note (18.00%, due 12/12/2016)(3)	12,000	12,000	12,000	0.8%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.2%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011)(4)	13,352	12,504	5,603	0.4%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	0.0%
		Escrow Receivable		—	9,825	0.6%
		Common Stock (100 shares)		8,792	70,940	4.7%

				63,245	126,868	8.4%

First Tower Holdings of Delaware, LLC(22)(29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(25)	244,760	244,760	244,760	16.2%
		Common Stock (83,729,323 shares)		43,193	43,193	2.9%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	—	0.0%

				287,953	287,953	19.1%

Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, due 3/21/2012—12/18/2013)(10)	2,581	2,580	—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)(10)	1,170	1,170	—	0.0%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/9/2007, past due)	300	—	—	0.0%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/9/2007, past due)	11,520	11,520	—	0.0%
		Preferred Stock—Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				15,949	—	0.0%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)	3,550	3,550	—	0.0%
		Preferred Stock (6,635 shares)		6,307	—	0.0%
		Common Stock (17,082 shares)		1,170	—	0.0%

				11,027	—	0.0%

See notes to consolidated financial statements.

F-24

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	$21,700	$21,700	$21,700	1.4%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	2,800	0.2%
		Series A Preferred Stock (4,400 shares)		4,400	252	0.0%

				28,900	24,752	1.6%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	6,403	0.4%
		Common Stock (545,107 shares)		5,087	17,453	1.2%

				6,769	23,856	1.6%

Wolf Energy Holdings, Inc.(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)	2,437	2,000	—	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)(6)	7,311	5,991	—	0.0%
		Common Stock (100 Shares)		—	—	0.0%

				7,991	—	0.0%

		Total Control Investments		518,015	564,489	37.3%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 2/21/2013)(3)(4)	26,227	26,227	26,227	1.8%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	2,151	0.2%
		Preferred Stock Series B (1,753.64 shares)(13)		579	542	0.0%

				29,106	28,920	2.0%

Boxercraft Incorporated	Georgia / Textiles & Leather	Senior Secured Term Loan A (9.50% (LIBOR + 6.50% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	1,644	1,532	1,644	0.1%
		Senior Secured Term Loan B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	4,698	4,265	4,698	0.3%
		Senior Secured Term Loan C (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	2,277	2,277	2,277	0.2%
		Senior Secured Term Loan (12.00% plus 3.00% PIK, due 3/16/2014)(3)	7,966	7,049	7,966	0.5%
		Preferred Stock (1,000,000 shares)		—	576	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				15,123	17,161	1.1%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	35	0.0%

				—	35	0.0%

		Total Affiliate Investments		44,229	46,116	3.1%

See notes to consolidated financial statements.

F-25

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		$141	$240	0.0%

				141	240	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	471	0.0%

				396	471	0.0%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(3)(4)	$30,232	30,232	30,232	2.0%
		Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(4)	7,500	7,500	7,500	0.5%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	6,830	0.5%

				37,732	44,562	3.0%

Apidos CLO VIII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	18,056	19,509	1.3%

				18,056	19,509	1.3%

Apidos CLO IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	18,723	18,723	1.2%

				18,723	18,723	1.2%

Archipelago Learning, Inc	Minnesota / Consumer Services	Second Lien Debt (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(4)(16)	50,000	48,022	49,271	3.3%

				48,022	49,271	3.3%

Babson CLO Ltd 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	33,080	34,244	2.3%

				33,080	34,244	2.3%

Babson CLO Ltd 2012-IA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	29,075	27,014	27,197	1.8%

				27,014	27,197	1.8%

Babson CLO Ltd 2012-IIA(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	27,486	27,017	1.8%

				27,486	27,017	1.8%

Blue Coat Systems, Inc.(3)(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 8/15/2018)	25,000	24,279	25,000	1.7%

				24,279	25,000	1.7%

See notes to consolidated financial statements.

F-26

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Byrider Systems Acquisition Corp(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	$20,546	$20,546	$19,990	1.3%

				20,546	19,990	1.3%

Caleel + Hayden, LLC(14)(31)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	1,031	0.1%

				351	1,031	0.1%

Capstone Logistics, LLC(4)	Georgia / Commercial Services	Senior Secured Term Loan A (7.50% (LIBOR + 5.50% with 2.00% LIBOR floor), due 9/16/2016)	33,793	33,793	33,793	2.2%
		Senior Secured Term Loan B (13.50% (LIBOR + 11.50% with 2.00% LIBOR floor), due 9/16/2016)(3)	41,625	41,625	41,625	2.8%

				75,418	75,418	5.0%

Cargo Airport Services USA, LLC	New York / Transportation	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/31/2016)(3)(4)	48,891	48,891	48,891	3.2%
		Common Equity (1.6 units)		1,639	1,886	0.1%

				50,530	50,777	3.3%

CIFC Funding 2011-I, Ltd.(4)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.79% (LIBOR + 5.00%), due 1/19/2023)	19,000	14,778	15,229	1.0%
		Unsecured Class E Notes (7.79% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,480	12,488	0.8%

				27,258	27,717	1.8%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	315	0.0%

				—	315	0.0%

CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	73,500	73,500	73,491	4.9%

				73,500	73,491	4.9%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,255	15,700	1.0%

				15,255	15,700	1.0%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	144	0.0%

				—	144	0.0%

See notes to consolidated financial statements.

F-27

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (12.00% plus 2.00% PIK, due 10/31/2016)	$3,413	$3,413	$3,413	0.3%
		Escrow Receivable Escrow Escrow		—	565	0.0%
		Membership Class A (875,000 units)		875	2,036	0.1%

				4,288	6,014	0.4%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	15,000	14,711	14,711	1.0%

				14,711	14,711	1.0%

Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	21,526	21,897	1.4%

				21,526	21,897	1.4%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% PIK, plus 2.00% default interest, in non-accrual status effective 1/1/2011, past due)(4)	62,814	60,019	30,524	2.0%
		Senior Secured Note (18.00% PIK, in non-accrual status effective 4/27/2012, past due)	4,507	4,430	4,507	0.3%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	—	0.0%

				64,449	35,031	2.3%

Hi-Tech Testing Service, Inc. and Wilson Inspection X-Ray Services, Inc.	Texas / Oil & Gas Equipment & Services	Senior Secured Term Loan (11.00%, due 9/26/2016)	7,400	7,188	7,391	0.5%

				7,188	7,391	0.5%

Hoffmaster Group, Inc.(4)	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	10,000	9,810	9,811	0.6%
		Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	990	951	0.1%

				10,800	10,762	0.7%

Hudson Products Holdings, Inc.(16)	Texas / Manufacturing	Senior Secured Term Loan (9.00% (PRIME + 5.00% with 4.00% PRIME floor), due 8/24/2015)(3)(4)	6,299	5,880	5,826	0.4%

				5,880	5,826	0.4%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875% , due 10/15/2016)(3)	43,100	43,361	43,100	2.9%

				43,361	43,100	2.9%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,260	12,488	0.8%

				12,260	12,488	0.8%

See notes to consolidated financial statements.

F-28

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (12.00% (LIBOR + 7.50% with 4.50% LIBOR floor) plus 1.00% PIK, due 11/4/2017)(3)(4)	$15,100	$15,100	$15,100	1.0%

				15,100	15,100	1.0%

Iron Horse Coiled Tubing, Inc.(23)	Alberta, Canada / Production Services	Common Stock (3,821 shares)		268	2,040	0.1%

				268	2,040	0.1%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 6/23/2016)(3)(4)	15,736	15,736	15,736	1.0%

				15,736	15,736	1.0%

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4)(25)(26)	—	—	—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	4,265	4,125	4,125	0.3%
		Membership Interest (125 units)		216	225	0.0%

				4,341	4,350	0.3%

Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	31,110	25,810	25,810	1.7%

				25,810	25,810	1.7%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	1,756	0.1%
		Common Units (1,250,000 units)		—	95	0.0%

				1,252	1,851	0.1%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	17,317	17,317	17,317	1.1%

				17,317	17,317	1.1%

Mood Media Corporation(3)(16)(22)	Canada / Media	Senior Subordinated Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 11/6/2018)(4)	15,000	14,866	15,000	1.0%

				14,866	15,000	1.0%

See notes to consolidated financial statements.

F-29

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
National Bankruptcy Services, LLC(3)(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/16/2017)	$18,402	$18,402	$18,402	1.2%

				18,402	18,402	1.2%

Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)	48,600	48,600	48,600	3.2%

				48,600	48,600	3.2%

New Meatco Provisions, LLC	California / Food Products	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 4.00%, PIK due 4/18/2016)(4)	12,438	12,438	6,571	0.4%

				12,438	6,571	0.4%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	15,085	14,792	14,792	1.0%

				14,792	14,792	1.0%

Nobel Learning Communities, Inc.	Pennsylvania / Consumer Services	Subordinated Unsecured (11.50% plus 1.50% PIK, due 8/9/2017)	15,147	15,147	15,147	1.0%

				15,147	15,147	1.0%

Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit—$1,500 Commitment (10.50% (PRIME + 6.75% with 3.75% PRIME floor), due 7/30/2015)(4)(25)	200	200	200	0.0%
		Senior Secured Term Loan A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 7/30/2015)(3)(4)	16,092	16,092	16,092	1.1%
		Common Stock (50 shares)		371	1,205	0.1%

				16,663	17,497	1.2%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	6,431	0.4%

				—	6,431	0.4%

Out Rage, LLC(4)	Wisconsin / Durable Consumer Products	Revolving Line of Credit—$1,500 Commitment (11.0% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/02/2013)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/2/2015)	10,756	10,756	10,686	0.7%

				10,756	10,686	0.7%

See notes to consolidated financial statements.

F-30

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Pinnacle Treatment Centers, Inc.(4)	Pennsylvania / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.0% (LIBOR + 5.00% with 3.00% LIBOR floor), due 1/10/2016)(25)	$—	$—	$—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 1/10/2016)(3)	17,475	17,475	17,475	1.2%

				17,475	17,475	1.2%

Potters Holdings II, L.P.(16)	Pennsylvania / Manufacturing	Senior Subordinated Term Loan (10.25% (LIBOR + 8.50% with 1.75% LIBOR floor), due 11/6/2017)(3)(4)	15,000	14,803	14,608	1.0%

				14,803	14,608	1.0%

Pre-Paid Legal Services, Inc.(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2016)(3)(4)	5,000	5,000	4,989	0.3%

				5,000	4,989	0.3%

Progrexion Holdings, Inc.(4)(28)	Utah / Consumer Services	Senior Secured Term Loan A (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 12/31/2014)(3)	34,502	34,502	34,502	2.3%
		Senior Secured Term Loan B (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 12/31/2014)	28,178	28,178	28,178	1.9%

				62,680	62,680	4.2%

Renaissance Learning, Inc.(16)	Wisconsin / Consumer Services	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 10/19/2018)(4)	6,000	5,775	6,000	0.4%

				5,775	6,000	0.4%

Rocket Software, Inc.(3)(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	15,000	14,711	14,711	1.0%

				14,711	14,711	1.0%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK due 11/29/2016)	27,798	27,798	27,798	1.8%

				27,798	27,798	1.8%

Seaton Corp.	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)(3)(4)	3,288	3,164	3,288	0.2%

				3,164	3,288	0.2%

F-31

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
SG Acquisition, Inc.(4)	Georgia / Insurance	Senior Secured Term Loan A (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	$27,469	$27,469	$27,469	1.8%
		Senior Secured Term Loan B (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)(3)	29,625	29,625	29,625	2.0%
		Senior Secured Term Loan C (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	12,686	12,686	12,686	0.8%
		Senior Secured Term Loan D (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)	13,681	13,681	13,681	0.9%

				83,461	83,461	5.5%

Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.75% PIK (3.75% LIBOR floor), due 3/31/2016)(3)(4)	37,639	37,639	37,639	2.5%
		Membership Interest in Mistral Chip Holdings, LLC—Common (2,000 units)(17)		2,000	2,161	0.1%
		Membership Interest in Mistral Chip Holdings, LLC 2—Common (595 units)(17)		1,322	643	0.0%
		Membership Interest in Mistral Chip Holdings, LLC 3—Preferred (67 units)(17)		673	883	0.1%

				41,634	41,326	2.7%

Skillsoft Public Limited Company(22)	Ireland / Software & Computer Services	Senior Unsecured (11.125%, due 6/1/2018)	15,000	14,918	15,000	1.0%

				14,918	15,000	1.0%

Snacks Holding Corporation	Minnesota / Food Products	Senior Subordinated Unsecured Term Loan (12.00% plus 1.00% PIK, due 11/12/2017)	15,250	14,754	5,250	1.0%
		Series A Preferred Stock (4,021.45 shares)		56	42	0.0%
		Series B Preferred Stock (1,866.10 shares)		56	42	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	357	0.0%

				15,345	15,691	1.0%

Southern Management Corporation(22)(30)	South Carolina / Consumer Finance	Second Lien Term Loan (12.00% plus 5.00% PIK due 5/31/2017)	17,568	17,568	17,568	1.2%

				17,568	17,568	1.2%

Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	406	0.0%

				—	406	0.0%

See notes to consolidated financial statements.

F-32

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Springs Window Fashions, LLC	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 11/30/2017)(3)(4)	$35,000	$35,000	$34,062	2.3%

				35,000	34,062	2.3%

ST Products, LLC	Pennsylvania/ Manufacturing	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/16/2016)(3)(4)	23,328	23,328	23,328	1.5%

				23,328	23,328	1.5%

Stauber Performance Ingredients, Inc.(4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)	22,058	22,058	22,058	1.5%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,500	10,500	10,500	0.7%

				32,558	32,558	2.2%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4)(25)	33,444	32,711	—	0.0%
		Overriding Royalty Interests(18)		—	1,623	0.1%

				32,711	1,623	0.1%

Symphony CLO, IX Ltd.(22)	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest)	45,500	42,864	43,612	2.9%

				42,864	43,612	2.9%

Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3)(4)	23,760	23,363	23,760	1.6%

				23,363	23,760	1.6%

Totes Isotoner Corporation	Ohio / Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor) due 1/8/2018)(3)(4)	39,000	39,000	38,531	2.5%

				39,000	38,531	2.5%

U.S. HealthWorks Holding Company, Inc.(16)	California / Healthcare	Second Lien Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 6/15/2017)(3)(4)	25,000	25,000	25,000	1.7%

				25,000	25,000	1.7%

VanDeMark Chemicals, Inc.(3)	New York / Chemicals	Senior Secured Term Loan (12.20% (LIBOR + 10.20% with 2.0% LIBOR floor), due 12/31/2014)(4)	30,306	30,306	30,306	2.0%

				30,306	30,306	2.0%

See notes to consolidated financial statements.

F-33

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	$14,750	$14,750	$2,339	0.2%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	2,339	0.2%

		Total Non-control/Non-affiliate Investments (Level 3 Investments)		1,536,950	1,483,487	98.1%

		Total Level 3 Portfolio Investments		2,099,194	2,094,092	138.5%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	0.0%

				56	—	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	129	0.0%

				63	129	0.0%

		Total Non-control/Non-affiliate Investments (Level 1 Investments)		119	129	0.0%

		Total Portfolio Investments		2,099,313	2,094,221	138.5%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				86,596	86,596	5.7%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				31,772	31,772	2.1%
Victory Government Money Market Funds				1	1	0.0%

		Total Money Market Funds		118,369	118,369	7.8%

		Total Investments		$2,217,682	$2,212,590	146.3%

See notes to consolidated financial statements.

F-34

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2013 and June 30, 2012

(1)
The securities in which Prospect Capital Corporation ("we", "us" or "our") has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the "Securities Act." These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2013 and June 30, 2012, two of our portfolio investments, Allied Defense Group, Inc. ("Allied") and Dover Saddlery, Inc. ("Dover") were publicly traded and classified as Level 1 within the valuation hierarchy established by Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). As of June 30, 2013 and June 30, 2012, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Note 2 and Note 3 within the accompanying consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC, a bankruptcy remote special purpose entity, and is pledged as collateral for the revolving credit facility and such security is not available as collateral to our general creditors (See Note 4). The market values of these investments at June 30, 2013 and June 30, 2012 were $883,114 and $783,384, respectively; they represent 20.5% and 35.4% of total investments at fair value, respectively. Prospect Capital Funding LLC (See Note 1), our wholly-owned subsidiary, holds an aggregate market value of $883,114 and $783,384 of these investments as of June 30, 2013 and June 30, 2012, respectively.

(4)
Security, or portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. Stated interest rate was in effect at June 30, 2013 and June 30, 2012.

(5)
Ellett Brothers, LLC., Evans Sports, Inc., Jerry's Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc. and Outdoor Sports Headquarters, Inc., are joint borrowers on our second lien loan. United Sporting Companies, Inc., is a parent guarantor of this debt investment.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC ("Conquest"), as a result of the deterioration of Conquest's financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn owns 100% of the membership interest in Coalbed LLC.

On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx rollup, the Coalbed LLC assets and loan were assigned to Manx, the holding company. On June 30, 2012, Manx reassigned our investment in Coalbed to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed, separately owned holding company. Our Board of Directors set value at zero for the loan position in Coalbed LLC investment as of June 30, 2013 and June 30, 2012.

(7)
In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

F-35

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

(8)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, Inc. ("CCEHI") and Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holding, Inc. ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") was transferred to Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions") to consolidate all of our energy holdings under one management team. We own 100% of Energy Solutions.

(9)
Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff ("THS"), f/k/a Lisamarie Fallon, Inc. representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. ("VSA"), representing 100% ownership.

During the three months ended December 31, 2012, we determined that the impairment of Integrated Contract Services, Inc. ("ICS") was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair market value. Our remaining investment in The Healing Staff ("THS"), an affiliate of ICS, was valued at zero as of June 30, 2013 and continues to provide staffing solutions for health care facilities and security staffing.

(10)
Loan is with THS, an affiliate of ICS.

(11)
Evanta Ventures, Inc. and Sports Leadership Institute, Inc. are joint borrowers on our investment.

(12)
On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx Energy, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring. On June 30, 2012, Manx reassigned our investments in Coalbed and AEH to Wolf, a newly-formed, separately owned holding company. We continue to fully reserve any income accrued for Manx. During the quarter ended June 30, 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair market value. The Board of Directors set the fair value of our investment in Manx at $346 as of June 30, 2013.

(13)
On a fully diluted basis, represents 10.00% of voting common shares.

(14)
A portion of the positions listed was issued by an affiliate of the portfolio company.

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)
Syndicated investment which had been originated by another financial institution and broadly distributed.

(17)
At June 30, 2012, Mistral Chip Holdings, LLC owns 44,800 shares of Chip Holdings, Inc. and Mistral Chip Holdings 2, LLC owns 11,975 shares in Chip Holdings, Inc. Chip Holdings, Inc. is the parent company of Shearer's Foods, Inc. and has 67,936 shares outstanding before adjusting for

F-36

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

  management options. On November 7, 2012, we redeemed our membership interests in Mistral Chip Holdings, LLC, Mistral Chip Holdings 2, LLC and Mistral Chip Holdings 3, LLC in connection with the sale of Shearer's, receiving $6,022 of net proceeds and realizing a gain of approximately $2,027 on the redemption.

(18)
The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets. Our remaining outstanding debt after the sale was written off on December 31, 2009 and no value has been assigned to the equity position as of June 30, 2013 and June 30, 2012.

(20)
We own a warrant to purchase 3,755,000 shares of Series A Preferred Stock, 625,000 shares of Series B Preferred Stock, and 43,800 shares of Voting Common Stock in Boxercraft Incorporated.

(21)
We own warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation ("Metal Buildings"), the former holding company of Borga, Inc. Metal Buildings Holding Corporation owned 100% of Borga, Inc.

On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc.

(22)
Certain investments that we have determined are not "qualifying" assets under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. We monitor the status of these assets on an ongoing basis.

(23)
On January 1, 2010, we restructured our senior secured and bridge loans investment in Iron Horse Coiled Tubing, Inc. ("Iron Horse") and we reorganized Iron Horse's management structure. The senior secured loan and bridge loan were replaced with three new tranches of senior secured debt. During the period from June 30, 2011 to June 30, 2012, our fully diluted ownership of Iron Horse decreased from 57.8% to 5.0%, respectively, as we continued to transfer ownership interests to Iron Horse's management as they repaid our outstanding debt. Iron Horse management had an option to repurchase our remaining interest for $2,040.

On July 24, 2012, we sold our 3,821 shares of Iron Horse Coiled Tubing, Inc. common stock in connection with the exercise of the equity buyout option, receiving $2,040 of net proceeds and realizing a gain of approximately $1,772 on the sale.

(24)
On May 6, 2011, we made a secured first lien $24,250 debt investment to NMMB Acquisition, Inc., a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc. We own 100% of the Series A Preferred Stock in NMMB Holdings, Inc. NMMB Holdings, Inc. owns 100% of the Convertible Preferred in NMMB Acquisition, Inc. NMMB Acquisition, Inc. has a 5.8% dividend rate which is paid to NMMB Holdings, Inc. Our fully diluted ownership in NMMB Holdings, Inc. is 100% as of June 30, 2013 and June 30, 2012. Our fully diluted ownership in NMMB Acquisition, Inc. is 83.5% as of June 30, 2013 and June 30, 2012.

F-37

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

(25)
Undrawn committed revolvers incur commitment and unused fees ranging from 0.50% to 2.00%. As of June 30, 2013 and June 30, 2012, we had $202,518 and $180,646 of undrawn revolver commitments to our portfolio companies, respectively.

(26)
Stated interest rates are based on June 30, 2013 and June 30, 2012 one month Libor rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a Libor rate contract or Base Rate contract when drawing on the revolver.

(27)
On July 30, 2010, we made a secured first lien $30,000 debt investment to AIRMALL USA, Inc., a $12,500 secured second lien to AMU Holdings, Inc., and acquired 100% of the Convertible Preferred Stock and Common stock of AMU Holdings, Inc. Our Convertible Preferred Stock in AMU Holdings, Inc. has a 12.0% dividend rate which is paid from the dividends received from the underlying operating company, AIRMALL USA Inc. AMU Holdings, Inc. owns 100% of the common stock in AIRMALL USA, Inc.

(28)
Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc. Progrexion IP, Inc. and Efolks, LLC, are joint borrowers on our senior secured investment. Progrexion Holdings, Inc. and eFolks Holdings, Inc. are the guarantors of this debt investment.

(29)
Our wholly-owned entity, First Tower Holdings of Delaware, LLC, owns 80.1% of First Tower Holdings LLC, the operating company of First Tower, LLC.

(30)
Southern Management Corporation, Thaxton Investment Corporation, Southern Finance of Tennessee, Inc., Covington Credit of Texas, Inc., Covington Credit, Inc., Covington Credit of Alabama, Inc., Covington Credit of Georgia, Inc., Southern Finance of South Carolina, Inc. and Quick Credit Corporation, are joint borrowers on our senior secured investment. SouthernCo, Inc. is the guarantor of this debt investment.

(31)
We own 2.8% (13,220 shares) of the Mineral Fusion Natural, LLC, a subsidiary of Caleel + Hayden, common and preferred interest.

(32)
Our wholly-owned entity, APH Property Holdings, LLC, owns 100% of the common equity of American Property Holdings Corp., a REIT which holds investments in several real estate properties.

(33)
Our wholly-owned entity, CCPI Holdings, Inc. owns 95.13% of CCPI Inc., the operating company.

(34)
Our wholly-owned entity, Credit Central Holdings of Delaware, LLC owns 74.8% of Credit Central Holdings, LLC, which owns 100% of each of Credit Central, LLC, Credit Central South, LLC and Credit Central of Tennessee, LLC, the operating companies.

(35)
Our wholly-owned entity, Valley Electric Holdings I, Inc. ("HoldCo"), owns 100% of Valley Electric Holdings, II, Inc. ("Valley II"). Valley II owns 96.3% of Valley Electric Co. of Mt. Vernon, Inc. ("OpCo"), the operating company. Our debt investments are with both HoldCo and OpCo.

(36)
Our wholly-owned entity, Nationwide Acceptance Holdings, LLC owns 93.8% of Nationwide Acceptance LLC, the operating company.

F-38

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

(37)
On April 15, 2013, assets previously held by H&M were assigned to Wolf in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf sold the assets located in Martin County for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us resulting in a realized capital gain of $11,826. We received $3,960 of structuring and advisory fees from Wolf during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

(38)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended June 30, 2013 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Structuring fee	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AIRMALL USA, Inc.	$—	$600	$—	$5,822	$—	$—	$—	$—	$7,266
Ajax Rolled Ring & Machine, Inc.	23,300	19,065	—	5,176	—	155	—	—	(17,208)
APH Property Holdings, LLC	151,648	—	—	2,898	—	4,511	140	—	—
AWCNC, LLC	—	—	—	—	—	—	—	—	—
Borga, Inc.	150	—	—	—	—	—	—	—	(232)
CCPI Holdings, Inc.	34,081	338	—	1,792	—	575	32	—	—
Credit Central Holdings of Delaware, LLC	47,663	—	—	3,893	—	1,440	240	—	2,799
Energy Solutions Holdings, Inc.	—	28,500	475	24,809	53,820	—	—	—	(71,198)
First Tower Holdings of Delaware, LLC	20,000	—	—	52,476	—	—	2,426	—	(9,869)
Manx Energy, Inc.	—	—	—	—	—	—	—	(9,397)	18,865
Nationwide Acceptance Holdings, LLC	25,151	—	—	1,787	—	753	131	—	—
NMMB Holdings, Inc.	—	—	5,700	3,026	—	—	—	—	(5,903)
R-V Industries, Inc.	32,750	—	—	781	24,462	143	—	—	1,463
The Healing Staff, Inc.	975	—	894	2	—	—	—	(12,117)	12,117
Valley Electric Holdings I, Inc.	52,098	—	100	3,511	—	1,227	98	—	—
Wolf Energy Holdings, Inc.	50	—	—	452	—	3,960	991	11,826	(3,092)
(39)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio

F-39

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

  company (including through a management agreement). Transactions during the year ended June 30, 2013 in which the issuer was an Affiliated company (but not a portfolio company that the Company ("Controls") are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Structuring fee	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	$30,000	$26,677	$—	$3,159	$—	$600	$22	$—	$672
Boxercraft Incorporated	—	—	—	3,356	—	—	—	—	(9,413)
Smart, LLC	—	—	—	—	728	—	—	—	108
(40)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended June 30, 2012 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Structuring fee	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AIRMALL USA, Inc.	$—	$650	$—	$5,900	$—	$—	$—	$—	$(3,094)
Ajax Rolled Ring & Machine, Inc.	—	440	—	4,849	—	—	—	—	18,973
AWCNC, LLC	—	—	—	—	—	—	—	—	—
Borga, Inc.	—	—	—	—	—	—	—	—	(1,023)
C&J Cladding LLC	—	—	580	—	—	1,500	—	2,420	(4,119)
Change Clean Energy Holdings, Inc.	—	—	—	—	—	—	—	—	2,540
Energy Solutions Holdings, Inc.	5,951	—	—	7,174	47,850	5,220	4,983	—	(63,403)
First Tower Holdings of Delaware, LLC	287,953	—	—	2,312	—	8,075	—	—	—
Integrated Contract Services, Inc.	1,033	1,054	—	—	—	—	—	—	503
Iron Horse Coiled Tubing, Inc.	—	14,338	—	324	—	—	—	—	802
Manx Energy, Inc.	—	—	—	—	—	—	—	—	(1,312)
NMMB Holdings, Inc.	—	2,550	—	3,683	—	—	—	—	(4,148)
NRG Manufacturing, Inc.	37,218	50,299	2,317	28,579	15,011	372	3,800	36,940	(23,655)
Nupla Corporation	—	1,995	—	587	—	1,500	14	2,907	(4,194)
R-V Industries, Inc.	—	—	—	—	283	—	—	—	15,740
Yatesville Coal Holdings, Inc.	—	—	—	—	—	—	—	—	1,035
(41)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended

F-40

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013 and June 30, 2012

(in thousands, except share data)

  June 30, 2012 in which the issuer was an Affiliated company (but not a portfolio company that the Company ("Controls") are as follows:

Company	Purchases	Redemptions	Sales	Interest income	Dividend income	Structuring fee	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	$—	$—	$—	$3,333	$—	$—	$—	$—	$(5,099)
Boxercraft Incorporated	2,300	1,144	—	2,947	—	—	70	—	(662)
Smart, LLC	—	—	—	—	—	—	—	—	35
Sport Helmets Holdings, LLC	—	19,102	—	5,875	—	—	38	4,445	(7,483)

F-41

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except share and per share data)

Note 1. Organization

        References herein to "we", "us" or "our" refer to Prospect Capital Corporation ("Prospect") and its subsidiary unless the context specifically requires otherwise.

        We were organized on April 13, 2004 and were funded in an initial public offering ("IPO"), completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company ("BDC"), under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have qualified and have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Internal Revenue Code"). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes.

        On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding LLC ("PCF"), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the credit facility at PCF.

Note 2. Significant Accounting Policies

        The following are significant accounting policies consistently applied by us:

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

Reclassifications

        Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the twelve months ended June 30, 2013.

Use of Estimates

        The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or

F-42

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

an operating company which provides substantially all of its services and benefits to us. Our consolidated financial statements include our accounts and the accounts of PCF, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Risks

        The Company's investments are subject to a variety of risks. Those risks include the following:

  Market Risk

          Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

  Credit Risk

          Credit risk represents the risk that the Company would incur if the counterparties failed to perform pursuant to the terms of their agreements with the Company.

  Liquidity Risk

          Liquidity risk represents the possibility that the Company may not be able to rapidly adjust the size of its positions in times of high volatility and financial stress at a reasonable price.

F-43

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

  Interest Rate Risk

          Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

  Prepayment Risk

          Many of the Company's debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

Investment Valuation

        To value our assets, we follow the guidance of ASC 820 that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States or America, or GAAP, and requires disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

          Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        ASC 820 applies to fair value measurements already required or permitted by other standards.

        In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to

F-44

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with an independent valuation firm engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent appraisals and make their own independent assessment;

  3)
  the Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of Prospect Capital Management LLC (the "Investment Adviser") and that of the independent valuation firms; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        Our investments in CLOs are classified as ASC 820 level 3 securities, and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for each security. To value a CLO, both the assets and liabilities of the CLO capital structure need be modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distributes the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates that incorporate all the risk factors. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

        For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors—Risks relating to our business—Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

F-45

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1") permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We have elected not to value some assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (See Note 5) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require their accounting to be bifurcated and such features were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair market value as of December 2, 2009, and continues to accrete until maturity or repayment of the respective loans.

        Interest income from investments in the "equity" class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in accordance with the terms of the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment of collectability.

F-46

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We follow ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being

F-47

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2013 and for the year then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® (collectively, our "Senior Notes"), as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification 820, Fair Value

F-48

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Measurements ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends ASC 820, Fair Value Measurements, to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments were effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of the amended guidance in ASU 2011-04 did not have a significant effect on our financial statements. See Note 3 for the disclosure required by ASU 2011-04.

        In August 2012, the FASB issued Accounting Standards Update 2012-03, Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 114 ("SAB No. 114"), Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 ("ASU 2012-03"). The update amends various SEC paragraphs pursuant to the issuance of SAB No. 114 and is effective upon issuance. The adoption of the amended guidance in ASU 2012-03 did not have a significant effect on our financial statements.

        In October 2012, the FASB issued Accounting Standards Update 2012-04, Technical Corrections and Improvements ("ASU 2012-04"). The amendments in this update cover a wide range of Topics in the ASC. These amendments include technical corrections and improvements to the ASC and conforming amendments related to fair value measurements. The adoption of the amended guidance in ASU 2012-04 did not have a significant effect on our financial statements.

        In June 2013, the FASB issued Accounting Standards Update 2013-08, Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 clarifies the approach to be used for determining whether an entity is an investment company and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The adoption of ASU 2013-08 is not expected to materially effect on our financial statements.

F-49

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments

        At June 30, 2013, we had investments in 124 long-term portfolio investments, which had an amortized cost of $4,255,778 and a fair value of $4,172,852 and at June 30, 2012, we had investments in 85 long-term portfolio investments, which had an amortized cost of $2,099,313 and a fair value of $2,094,221.

        As of June 30, 2013, we own controlling interests in AIRMALL USA, Inc. ("Airmall"), Ajax Rolled Ring & Machine, Inc., APH Property Holdings, LLC ("APH"), AWCNC, LLC, Borga, Inc. ("Borga"), CCPI Holdings, Inc., Credit Central Holdings of Delaware, LLC, Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Holdings of Delaware, LLC ("First Tower Delaware"), Manx Energy, Inc. ("Manx"), Nationwide Acceptance Holdings, LLC, NMMB Holdings, Inc., R-V Industries, Inc., The Healing Staff, Inc. ("THS"), Valley Electric Holdings I, Inc. and Wolf Energy Holdings, Inc. ("Wolf"). We also own an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork), Boxercraft Incorporated and Smart, LLC.

        The composition of our investments and money market funds as of June 30, 2013 and June 30, 2012 at cost and fair value was as follows:

	June 30, 2013		June 30, 2012
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$9,238	$8,729	$1,145	$868
Senior Secured Debt	2,262,327	2,207,091	1,138,991	1,080,053
Subordinated Secured Debt	1,062,386	1,024,901	544,363	488,113
Subordinated Unsecured Debt	88,470	88,827	72,617	73,195
CLO Debt	27,667	28,589	27,258	27,717
CLO Residual Interest	660,619	658,086	214,559	218,009
Equity	145,071	156,629	100,380	206,266

Total Investments	4,255,778	4,172,852	2,099,313	2,094,221
Money Market Funds	143,262	143,262	118,369	118,369

Total Investments and Money Market Funds	$4,399,040	$4,316,114	$2,217,682	$2,212,590

F-50

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of June 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$8,729	$8,729
Senior Secured Debt	—	—	2,207,091	2,207,091
Subordinated Secured Debt	—	—	1,024,901	1,024,901
Subordinated Unsecured Debt	—	—	88,827	88,827
CLO Debt	—	—	28,589	28,589
CLO Residual Interest	—	—	658,086	658,086
Equity	112	—	156,517	156,629

Total Investments	112	—	4,172,740	4,172,852
Money Market Funds	—	143,262	—	143,262

Total Investments and Money Market Funds	$112	$143,262	$4,172,740	$4,316,114

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$811,634	$811,634
Affiliate investments	—	—	42,443	42,443
Non-control/non-affiliate investments	112	—	3,318,663	3,318,775

	112	—	4,172,740	4,172,852
Investments in money market funds	—	143,262	—	143,262

Total assets reported at fair value	$112	$143,262	$4,172,740	$4,316,114

F-51

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of June 30, 2012 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$868	$868
Senior Secured Debt	—	—	1,080,053	1,080,053
Subordinated Secured Debt	—	—	488,113	488,113
Subordinated Unsecured Debt	—	—	73,195	73,195
CLO Debt	—	—	27,717	27,717
CLO Residual Interest	—	—	218,009	218,009
Equity	129	—	206,137	206,266

Total Investments	129	—	2,094,092	2,094,221
Money Market Funds	—	118,369	—	118,369

Total Investments and Money Market Funds	$129	$118,369	$2,094,092	$2,212,590

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$564,489	$564,489
Affiliate investments	—	—	46,116	46,116
Non-control/non-affiliate investments	129	—	1,483,487	1,483,616

	129	—	2,094,092	2,094,221
Investments in money market funds	—	118,369	—	118,369

Total assets reported at fair value	$129	$118,369	$2,094,092	$2,212,590

F-52

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the year ended June 30, 2013 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2012	$564,489	$46,116	$1,483,487	$2,094,092

Total realized loss, net	(9,688)	—	(16,672)	(26,360)
Change in unrealized depreciation	(64,991)	(8,634)	(4,192)	(77,817)

Net realized and unrealized loss	(74,679)	(8,634)	(20,864)	(104,177)
Purchases of portfolio investments	387,866	30,000	2,674,404	3,092,270
Payment-in-kind interest	2,668	715	7,564	10,947
Accretion of purchase discount	—	922	10,095	11,017
Repayments and sales of portfolio investments	(68,710)	(26,676)	(836,023)	(931,409)
Transfers within Level 3	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2013	$811,634	$42,443	$3,318,663	$4,172,740

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2012	$868	$1,080,053	$488,113	$73,195	$27,717	$218,009	$206,137	$2,094,092

Total realized loss (gain), net	—	(21,545)	(22,001)	—	—	—	17,186	(26,360)
Change in unrealized (depreciation) appreciation	(232)	3,197	19,265	(222)	464	(5,981)	(94,308)	(77,817)

Net realized and unrealized (loss) gain	(232)	(18,348)	(2,736)	(222)	464	(5,981)	(77,122)	(104,177)
Purchases of portfolio investments	21,143	1,626,172	812,025	133,700	—	440,050	59,180	3,092,270
Payment-in-kind interest	—	4,401	3,687	2,859	—	—	—	10,947
Amortization of discounts and premiums	—	1,747	2,346	508	408	6,008	—	11,017
Repayments and sales of portfolio investments	(13,050)	(499,900)	(265,568)	(121,213)	—	—	(31,678)	(931,409)
Transfers within Level 3	—	12,966	(12,966)	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of June 30, 2013	$8,729	$2,207,091	$1,024,901	$88,827	$28,589	$658,086	$156,517	$4,172,740

F-53

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the year ended June 30, 2012 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2011	$310,072	$72,337	$1,080,421	$1,462,830

Total realized loss (gain), net	42,267	4,445	(10,115)	36,597
Change in unrealized appreciation (depreciation)	6,776	(13,617)	(25,476)	(32,317)

Net realized and unrealized gain (loss)	49,043	(9,172)	(35,591)	4,280
Purchases of portfolio investments	332,156	2,300	780,556	1,115,012
Payment-in-kind interest	219	467	4,961	5,647
Accretion of purchase discount	81	4,874	2,329	7,284
Repayments and sales of portfolio investments	(118,740)	(24,690)	(357,531)	(500,961)
Transfers within Level 3	(8,342)	—	8,342	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2012	$564,489	$46,116	$1,483,487	$2,094,092

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2011	$7,278	$789,981	$448,675	$55,336	$—	$—	$161,560	$1,462,830

Total realized loss (gain), net	—	2,686	(14,606)	—	—	—	48,517	36,597
Change in unrealized (depreciation) appreciation	(412)	(26,340)	(13,737)	(67)	459	3,450	4,330	(32,317)

Net realized and unrealized (loss) gain	(412)	(23,654)	(28,343)	(67)	459	3,450	52,847	4,280
Purchases of portfolio investments	1,500	582,566	227,733	17,000	27,072	214,559	44,582	1,115,012
Payment-in-kind interest	—	304	4,485	858	—	—	—	5,647
Accretion of purchase discount	80	3,449	3,501	68	186	—	—	7,284
Repayments and sales of portfolio investments	(7,578)	(272,593)	(167,938)	—	—	—	(52,852)	(500,961)
Transfers within Level 3	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of June 30, 2012	$868	$1,080,053	$488,113	$73,195	$27,717	$218,009	$206,137	$2,094,092

        For the year ended June 30, 2013 and 2012, the net change in unrealized appreciation on the investments that use Level 3 inputs was $77,488 and $18,866 for assets still held as of June 30, 2013 and 2012, respectively.

F-54

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2013 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior	$2,215,820	Yield Analysis	Market Yield	5.7% - 20.8%	10.7%
Subordinated Secured	1,024,901	Yield Analysis	Market Yield	7.7% - 19.8%	11.6%
Subordinated Unsecured	88,827	Yield Analysis	Market Yield	6.1% - 14.6%	10.7%
CLO Debt	28,589	Discounted Cash Flow	Discount Rate	12.10% - 20.1%	15.7%
CLO Residual Interest	658,086	Discounted Cash Flow	Discount Rate	11.3% - 19.8%	15.3%
Equity	151,855	EV Market Multiple Analysis	EV Market Multiple Analysis	3.3x - 8.8x	6.2x
Escrow	4,662	Discounted Cash Flow	Discount Rate	6.5% - 7.5%	7.0%

Total	$4,172,740

        The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2012 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior	$1,080,921	Yield Analysis	Market Yield	6.7% - 30.0%	11.1%
Subordinated Secured	488,113	Yield Analysis	Market Yield	7.0% - 30.0%	12.6%
Subordinated Unsecured	73,195	Yield Analysis	Market Yield	8.7% - 13.5%	11.8%
CLO Debt	27,717	Discounted Cash Flow	Discount Rate	13.0%	13.0%
CLO Residual Interest	218,009	Discounted Cash Flow	Discount Rate	8.0% - 14.0%	10.2%
Equity	188,451	EV Market Multiple Analysis	EV Market Multiple Analysis	3.3x - 9.0x	6.6x
Escrow	17,686	Discounted Cash Flow	Discount Rate	6.5% - 8.5%	7.7%

Total	$2,094,092

        The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of earnings before income tax, depreciation and amortization ("EBITDA") of the comparable guideline public companies. The independent valuation firm selects a population of public companies for each investment with similar operations and attributes of the subject company. Using these guideline public companies' data, a range of multiples of enterprise value to EBITDA is calculated. The independent valuation firm selects percentages from the range of multiples for purposes of determining the subject company's estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the subject company (or other meaningful measure). Significant increases or decreases in the multiple will result in an increase or decrease in enterprise value, resulting in an increase or decrease in the fair value estimate of the equity investment.

        The significant unobservable input used in the income approach of fair value measurement of our investments is the discount rate used to discount the estimated future cash flows expected to be

F-55

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable company investments, and call provisions.

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of our investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of our investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        During the year ended June 30, 2013, the valuation methodology for Airmall changed to incorporate the income method (discounted cash flow analysis) in addition to the market method (public comparable company analysis) used in previous quarters. Management adopted the income method to incorporate current financial projections in recognition of the time elapsed since the initial acquisition of the company in June 2010. As a result of this change and in recognition of recent improved company performance, we increased the fair value of our investment in Airmall to $54,648 as of June 30, 2013, a premium of $3,478 from its amortized cost, compared to the $3,788 unrealized depreciation recorded at June 30, 2012.

        During the year ended June 30, 2013, the valuation methodology for First Tower Delaware changed to incorporate the income method (discounted cash flow analysis) in addition to the market method (public comparable company analysis) used in previous quarters. Management adopted the income method in consideration of management forecasts not previously available. As a result of this change and in recognition of recent company performance and current market conditions we decreased the fair value of our investment in First Tower Delaware to $298,084 as of June 30, 2013, a discount of $13,869 to its amortized cost, compared to $287,953 as of June 30, 2012, equal to its amortized cost at that time.

        During the year ended June 30, 2013, the valuation methodology for ICON Health & Fitness, Inc. ("ICON") changed to incorporate an enterprise value waterfall analysis in place of a trading analysis in addition to the income method (discounted cash flow analysis) used in previous quarters. Management adopted the enterprise value waterfall analysis due to the impairment of the senior term loan, and removed the trading analysis due to lack of trading activity during the quarter. As a result of this change and in recognition of recent company performance and current market conditions, we decreased

F-56

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

the fair value of our investment in ICON to $33,929 as of June 30, 2013, a discount of $9,381 to its amortized cost, compared to the $261 unrealized depreciation recorded at June 30, 2012.

        In December 2011, we completed a reorganization of Gas Solutions Holdings, Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by us that operate within the energy industry. As part of the reorganization, our equity interests in Change Clean Energy Holdings, Inc. and Change Clean Energy, Inc., Freedom Marine Holdings, LLC, a subsidiary of Energy Solutions ("Freedom Marine") and Yatesville Coal Holdings, Inc., a subsidiary of Energy Solutions ("Yatesville"), were transferred to Energy Solutions to consolidate all of our energy holdings under one management team strategically expanding Energy Solutions across energy sectors.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solutions. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received approximately $158,687 in cash. Currently, a loan to Energy Solutions remains outstanding and is collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions, to the extent there are current year earnings and profits sufficient to support such recognition. During the year ended June 30, 2013, Energy Solutions repaid $28,500 of senior and subordinated secured debt. We received $19,543 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as interest income during the year ended June 30, 2013. During the year ended June 30, 2013, we received distributions of $53,820 from Energy Solutions which were recorded as dividend income. Energy Solutions continues to hold $23,979 of cash for future investment and repayment of the remaining debt.

        During the year ended June 30, 2013, we provided $125,892 and $26,648 of debt and equity financing, respectively, to APH for the acquisition of various industrial and multi-family residential real estate properties in Florida and Georgia. APH is a holding company that owns 100% of the common equity of American Property Holdings Corp. ("APHC"). APHC is a Maryland corporation and qualified REIT for federal income tax purposes. During the year ended June 30, 2013, we received $4,511 of structuring fees related to our investments in APH which were recorded as other income. As of June 30, 2013, APHC's real estate portfolio was comprised of seven investments. The following table shows the mortgages outstanding due to other parties for each of the seven properties:

No.	Property Name	City	Date of Acquisition	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway	Forest Park, GA	10/24/2012	$7,400	$—
2	Abbington Pointe	Marietta, GA	12/28/2012	23,500	15,275
3	Amberly Place	Tampa, FL	1/17/2013	63,400	39,600
4	Lofton Place	Tampa, FL	4/30/2013	26,000	16,965
5	Vista at Palma Sola	Bradenton, FL	4/30/2013	27,000	17,550
6	Arlington Park	Marietta, GA	5/8/2013	14,850	9,650
7	Arium Resort	Pembroke Pines, GA	6/24/2013	225,000	157,500
F-57

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        At June 30, 2013, eight loan investments were on non-accrual status: Borga, Freedom Marine, THS, formerly a subsidiary of Integrated Contract Services, Inc. ("ICS"), Manx, Stryker Energy, LLC ("Stryker"), Wind River Resources Corp. and Wind River II Corp. ("Wind River"), Wolf and Yatesville. At June 30, 2012, nine loan investments were on non-accrual status: Borga, Freedom Marine, H&M Oil and Gas, LLC ("H&M"), THS, formerly a subsidiary of ICS, Manx, Stryker, Wind River, Wolf and Yatesville. Principal balances of these loans amounted to $106,395 and $171,149 as of June 30, 2013 and June 30, 2012, respectively. The fair value of these loans amounted to $13,810 and $43,641 as of June 30, 2013 and June 30, 2012, respectively. The fair values of these investments represent approximately 0.5% and 2.9% of our net assets as of June 30, 2013 and June 30, 2012, respectively. For the years ended June 30, 2013, June 30, 2012 and June 30, 2011, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $25,965, $25,460 and $18,535, respectively.

        On December 3, 2010, we exercised our warrants in Miller Petroleum, Inc ("Miller") and received 2,013,814 shares of Miller common stock. On December 27, 2010, we sold 1,397,510 of these shares receiving $3.95 of net proceeds per share, realizing a gain of $5,415. On January 10, 2011, we sold the remaining 616,304 shares of Miller common stock receiving $4.23 of net proceeds per share, realizing an additional gain of $2,561. The total gain was $7,976 on the sale of the Miller common stock.

        On May 2, 2011, we sold our membership interests in Fischbein, LLC ("Fischbein") for $12,396 of gross proceeds, $1,479 of which is deferred revenue held in escrow, realizing a gain of $9,893, and received a repayment on the loan that was outstanding. We subsequently made a $3,334 senior secured second lien term loan and invested $875 in the common equity of Fischbein with the new ownership group.

        During the year ended June 30, 2012, Deb Shops, Inc. ("Deb Shops") filed for bankruptcy and a plan for reorganization was proposed. The plan was approved by the bankruptcy court and our debt position was eliminated with no payment to us. We determined that the impairment of Deb Shops was other-than-temporary on September 30, 2011 and recorded a realized loss of $14,607 for the full amount of the amortized cost. The asset was completely written off when the plan of reorganization was approved.

        On December 28, 2011, we made a secured debt investment of $37,218 to support the recapitalization of NRG Manufacturing, Inc. ("NRG"). After the financing, we received repayment of the $13,080 loan that was previously outstanding and a dividend of $6,711 as a result of our equity holdings. In addition, we sold 392 shares of NRG common stock held by us back to NRG for $13,266, realizing a gain of $12,131.

        On February 2, 2012, NRG was sold to an outside buyer for $123,258. In conjunction with the sale, the $37,218 loan that was outstanding was repaid. We also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012. Further, we received a $3,800 advisory fee for the transaction, which was recorded as other income in the quarter ending March 31, 2012. After expenses, including the make whole and advisory fees discussed above, $40,886 was available to be distributed to stockholders. While our 408 shares of NRG common stock represented 67.1% of the ownership, we received net proceeds of $25,991 as our contribution to the escrow amount was proportionately higher than the other shareholders. In

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PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

connection with the sales, we recognized a realized gain of $24,810 during the year ended June 30, 2012. In total, we received proceeds of $93,977 at closing. In addition, there was $11,125 being held in escrow of which 80% is due to us upon release of the escrowed amounts. During the year ended June 30, 2013, we received $3,251 upon release of escrowed amounts for which we recognized a gain in the same amount. As of June 30, 2013, the fair value of the remaining escrow amounts was $3,618. This will be recognized as a gain if and when received.

        On February 5, 2013, we received a distribution of $3,250 related to our investment in NRG, for which we realized a gain of the same amount. This was a partial release of the amount held in escrow.

        On June 15, 2012, we acquired 80.1% of the businesses of First Tower LLC ("First Tower") for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. As consideration for our investment, First Tower Holdings of Delaware, which is 100% owned by us, recorded a secured revolving credit facility to us of $244,760 and equity of $43,193. First Tower Delaware owns 80.1% of First Tower Holdings LLC, the holding company of First Tower. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower's businesses. We received $8,075 in structuring fee income as part of the acquisition.

        In December 2012, we determined that the impairment of ICS was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair market value. Our remaining investment in THS, an affiliate of ICS, was valued at zero as of June 30, 2013 and continues to provide staffing solutions for health care facilities and security staffing.

        On March 28, 2013, we sold our investment in New Meatco Provisions, LLC for net proceeds of approximately $1,965, recognizing a realized loss of $10,814 on the sale.

        On April 30, 2013, we sold our investment in Fischbein for net proceeds of $3,168, recognizing a realized gain of $2,293 on the sale. In addition, there is $310 being held in escrow which will be recognized as additional gain if and when received.

        On April 15, 2013, assets previously held by H&M were assigned to Wolf in exchange for a $66,000 term loan secured by the assets. Our cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and is equal to the fair value of assets at the time of transfer and we recorded a realized loss of $19,647 in connection with the foreclosure on the assets. On May 17 2013, Wolf sold certain of the assets that had been previously held by H&M that were located in Martin County to Hibernia for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us and we recognized as a realized gain of $11,826 partially offsetting the previously recorded loss. We received $3,960 of structuring and advisory fees from Wolf during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

        In June 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair market value.

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PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $3,103,217, $1,120,659 and $953,337 during the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. Debt repayments and proceeds from sales of equity securities of $931,534, $500,952 and $285,862 were received during the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

        During the year ended June 30, 2013, we recognized $1,481 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $1,481 recorded during the year ended June 30, 2013 is $1,111 of normal accretion and $370 of accelerated accretion resulting from the repayment of Hudson Products Holdings, Inc.

        During the year ended June 30, 2012, we recognized $6,613 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $6,613 is $3,083 of normal accretion and $3,530 of accelerated accretion resulting from the repayment of Mac & Massey Holdings, LLC, Nupla Corporation, ROM Acquisition Corp and Sport Helmets Holdings, LLC.

        During the year ended June 30, 2011, we recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, LLC, Label Corp Holdings Inc. and Prince Mineral Company, Inc., and $4,968 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead General Insurance Agency, Inc. ("Arrowhead"), The Copernicus Inc. ("Copernicus"), Fischbein and Northwestern Management Services, LLC ("Northwestern"). The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        As of June 30, 2013, $540 of purchase discount from the assets acquired from Patriot remains to be accreted as interest income, of which $240 is expected to be amortized during the three months ending September 30, 2013.

        As of June 30, 2013, $3,005,298 of our loans bear interest at floating rates, $2,976,709 of which have Libor floors ranging from 1.00% to 5.89%.

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of June 30, 2013 and June 30, 2012, we had $202,518 and $180,646 of undrawn revolver commitments to our portfolio companies, respectively.

Note 4. Revolving Credit Agreements

        On June 11, 2010, we closed an extension and expansion of our existing credit facility with a syndicate of lenders through PCF (the "2010 Facility"). The 2010 Facility, which had $325,000 total commitments as of June 30, 2011, included an accordion feature which allowed the 2010 Facility to accept up to an aggregate total of $400,000 of commitments, a limit which was met on September 1, 2011. Interest on borrowings under the 2010 Facility was one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charged a fee on the unused

F-60

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 4. Revolving Credit Agreements (Continued)

portion of the 2010 Facility equal to either 75 basis points if at least half of the credit facility was used or 100 basis points otherwise.

        On March 27, 2012, we renegotiated the 2010 Facility and closed on an expanded five-year $650,000 revolving credit facility (the "2012 Facility"). The lenders have extended commitments of $552,500 under the 2012 Facility as of June 30, 2013. The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At June 30, 2013, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of June 30, 2013 and June 30, 2012, we had $473,508 and $418,980, respectively, available to us for borrowing under our 2012 Facility, of which the amount outstanding was $124,000 and $96,000, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $552,500. At June 30, 2013, the investments used as collateral for the 2012 Facility had an aggregate market value of $833,310, which represents 31.37% of our net assets. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at market value as of June 30, 2013. The release of any assets from PCF requires the approval of the facility agent.

        In connection with the origination and amendments of the 2012 Facility, we incurred $11,150 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $6,722 remains to be amortized.

        During the years ended June 30, 2013, June 30, 2012 and June 30, 2011, we recorded $9,082, $14,883 and $8,507 of interest costs, unused fees and amortization of financing costs on our credit facility as interest expense, respectively.

F-61

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 5. Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds following underwriting expenses of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 88.0902 and 88.1429 shares of common stock, respectively, per $1 principal amount of 2015 Notes, which is equivalent to a conversion price of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (December 21, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes is increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds following underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 78.3699 and 78.5395 shares, respectively, of common stock per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.73 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (February 14, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of our 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds following underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 85.8442 and 86.1162 shares of common stock, respectively, per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately $11.61 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2013 was last calculated on the anniversary of the issuance (April 16, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10150 per share.

F-62

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

        On August 14, 2012, we issued $200,000 in aggregate principal amount of our 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds following underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 82.3451 shares of common stock per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.07 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (August 14, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2018 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101600 per share.

        On December 21, 2012, we issued $200,000 in aggregate principal amount of 5.875% senior convertible notes due 2019 (the "2019 Notes") for net proceeds following underwriting and other expenses of approximately $193,600. Interest on the 2019 Notes is paid semi-annually in arrears on January 15 and July 15, at a rate of 5.875% per year, commencing July 15, 2013. The 2019 Notes mature on January 15, 2019 unless converted earlier. The 2019 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2013 of 79.7766 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price of approximately $12.54 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (December 21, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2019 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.110025 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect

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PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2015 Notes and 2016 Notes (collectively, "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $27,032 of fees which are being amortized over the terms of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $20,254 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities as of June 30, 2013.

        During the years ended June 30, 2013, June 30, 2012 and June 30, 2011, we recorded $45,878, $22,197 and $9,090 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense.

Note 6. Senior Unsecured Notes

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        On March 15, 2013, we issued $250,000 in aggregate principal amount of 5.875% senior unsecured notes due 2023 (the "2023 Notes") for net proceeds following underwriting and other expenses of approximately $245,885. Interest on the 2023 Notes is paid semi-annually. The 2023 Notes mature on March 15, 2023. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        In connection with the issuance of the 2022 Notes and 2023 Notes (collectively the "Senior Unsecured Notes"), we incurred $7,480 of fees which are being amortized over the term of the notes in

F-64

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 6. Senior Unsecured Notes (Continued)

accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $7,114 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the years ended June 30, 2013 and June 30, 2012, we recorded $11,672 and $1,178 of interest costs and amortization of financing costs on the Senior Unsecured Notes as interest expense, respectively.

Note 7. Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes® Offering"), which was subsequently increased to $1,000,000. Additional agents appointed by us from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement.

        These notes are direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        During the year ended June 30, 2013, we issued $343,139 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $334,243. These notes were issued with stated interest rates ranging from 3.28% to 6.63% with a weighted average rate of 5.59%. These notes mature between July 15, 2019 and June 15, 2043.

F-65

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 7. Prospect Capital InterNotes® (Continued)

        The bonds outstanding as of June 30, 2013 are:

Date of Issuance	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date
March 1, 2012 - March 8, 2012	$5,465	6.90% - 7.00%	6.97%	March 15, 2022
April 5, 2012 - April 26, 2012	8,516	6.50% - 6.85%	6.72%	April 15, 2022
June 14, 2012	2,657	6.95%	6.95%	June 15, 2022
June 28, 2012	4,000	6.55%	6.55%	June 15, 2019
July 6, 2012 - July 26, 2012	20,928	6.20% - 6.45%	6.31%	July 15, 2019
August 2, 2012 - August 23, 2012	17,545	6.05% - 6.15%	6.09%	August 15, 2019
September 7, 2012 - September 27, 2012	29,406	5.85% - 6.00%	5.92%	September 15, 2019
October 4, 2012	7,172	5.70%	5.70%	October 19, 2019
November 23, 2012 - November 29, 2012	13,754	5.00% - 5.13%	5.09%	November 15, 2019
November 29, 2012	1,979	5.75%	5.75%	November 15, 2032
November 23, 2012 - November 29, 2012	16,437	6.50% - 6.63%	6.58%	November 15, 2042
December 6, 2012 - December 28, 2012	9,339	4.50% - 4.86%	4.73%	December 15, 2019
December 6, 2012	1,127	5.63%	5.63%	December 15, 2032
December 13, 2012 - December 28, 2012	3,702	5.00% - 5.13%	5.11%	December 15, 2030
December 6, 2012 - December 28, 2012	22,966	6.00% - 6.38%	6.21%	December 15, 2042
January 4, 2013 - January 31, 2013	4,427	4.00% - 4.375%	4.15%	January 15, 2020
January 4, 2013 - January 31, 2013	2,388	4.50% - 4.875%	4.74%	January 15, 2031
January 4, 2013 - January 31, 2013	9,338	5.50% - 5.875%	5.63%	January 15, 2043
February 4, 2013 - February 28, 2013	2,619	4.00%	4.00%	February 15, 2031
February 4, 2013 - February 28, 2013	664	4.50%	4.50%	February 15, 2031
February 4, 2013 - February 28, 2013	4,623	5.50%	5.50%	February 15, 2043
March 4, 2013 - March 28, 2013	3,832	4.00%	4.00%	March 15, 2020
March 4, 2013 - March 28, 2013	984	4.125% - 4.50%	4.24%	March 15, 2031
March 4, 2013 - March 28, 2013	4,308	5.50%	5.50%	March 15, 2043
March 14, 2013 - March 28, 2013	1,225	L+3.00%	3.27%	March 15, 2023
April 4, 2013 - April 25, 2013	29,528	4.50% - 5.00%	4.96%	April 15, 2020
April 4, 2013 - April 25, 2013	264	L+3.50%	3.78%	April 15, 2023
April 4, 2013 - April 25, 2013	5,164	4.63% - 5.50%	5.34%	April 15, 2031
April 4, 2013 - April 25, 2013	12,280	6.00%	6.00%	April 15, 2043
May 2, 2013 - May 31, 2013	42,482	5.00%	5.00%	May 15, 2020
May 2, 2013 - May 31, 2013	10,000	5.00%	5.00%	May 15, 2028
May 2, 2013 - May 31, 2013	7,548	5.75%	5.75%	May 15, 2031
May 2, 2013 - May 31, 2013	33,641	6.25%	6.25%	May 15, 2043
June 6, 2013 - June 27, 2013	9,905	5.00% - 5.25%	5.04%	June 15, 2020
June 6, 2013 - June 27, 2013	5,000	5.00%	5.00%	June 15, 2028
June 6, 2013 - June 27, 2013	1,707	5.75% - 6.00%	5.85%	June 15, 2031
June 6, 2013 - June 27, 2013	6,857	6.25% - 6.50%	6.31%	June 15, 2043

	$363,777

F-66

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 7. Prospect Capital InterNotes® (Continued)

        In connection with the issuance of the Prospect Capital InterNotes®, we incurred $10,598 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $10,248 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the years ended June 30, 2013 and June 30, 2012, we recorded $9,707 and $276 of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense, respectively.

Note 8. Financial Instruments Disclosed, But Not Carried, At Fair Value

        The fair values of our financial liabilities disclosed, but not carried, at fair value as of June 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Credit facility payable(1)	$—	$124,000	$—	$124,000
Senior convertible notes(2)	—	886,210	—	886,210
Senior unsecured notes(2)	101,800	242,013	—	343,813
Prospect Capital InterNotes®(3)	—	336,055	—	336,055

Total	$101,800	$1,588,278	$—	$1,690,078

(1)
The carrying value of our credit facility payable approximates the fair value.

(2)
We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)
The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using estimated current market rates.

        The fair values of our financial liabilities disclosed, but not carried, at fair value as of June 30, 2012 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Credit facility payable(1)	$—	$96,000	$—	$96,000
Senior convertible notes(2)	—	456,671	—	456,671
Senior unsecured notes(2)	99,560	—	—	99,560
Prospect Capital InterNotes ®(3)	—	20,280	—	20,280

Total	$99,560	$572,951	$—	$672,511

(1)
The carrying value of our credit facility payable approximates the fair value.

(2)
We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)
The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using estimated current market rates.

F-67

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions

        We issued 106,752,517 and 30,970,696 shares of our common stock during the years ended June 30, 2013 and June 30, 2012, respectively. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds Raised	Underwriting Fees	Offering Expenses	Average Offering Price
During the year ended June 30, 2013:
July 2, 2012 - July 12, 2012(1)	2,247,275	$26,040	$260	$—	$11.59
July 16, 2012	21,000,000	$234,150	$2,100	$300	$11.15
July 27, 2012	3,150,000	$35,123	$315	$—	$11.15
September 13, 2012 - October 9, 2012(2)	8,010,357	$94,610	$946	$638	$11.81
November 7, 2012	35,000,000	$388,500	$4,550	$814	$11.10
December 13, 2012(3)	467,928	$5,021	$—	$—	$10.73
December 28, 2012(3)	897,906	$9,581	$—	$—	$10.67
December 31, 2012(3)	4,141,547	$44,650	$—	$—	$10.78
January 7, 2013 - February 5, 2013(4)	10,248,051	$115,315	$1,153	$—	$11.25
February 14, 2013 - May 3, 2013(5)	17,230,253	$191,897	$1,788	$—	$11.14
May 14, 2013 - May 31, 2013(6)	4,359,200	$47,532	$399	$245	$10.90
During the year ended June 30, 2012:
June 12, 2012 - June 29, 2012(1)	2,952,489	$33,130	$331	$184	$11.220
June 15, 2012(7)	14,518,207	$160,571	$—	$—	$11.060
February 28, 2012	12,000,000	$131,400	$1,560	$360	$10.950
July 18, 2011	1,500,000	$15,225	$165	$165	$10.150

(1)
On June 1, 2012, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 9,500,000 shares of our common stock. Through this program we issued 5,199,764 shares of our common stock at an average price of $11.38 per share, raising $59,170 of gross proceeds, from June 12, 2012 through July 12, 2012.

(2)
On September 10, 2012, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 9,750,000 shares of our common stock. Through this program we issued 8,010,357 shares of our common stock at an average price of $11.81 per share, raising $94,610 of gross proceeds, from September 13, 2012 through October 9, 2012.

(3)
On December 13, 2012, December 28, 2012 and December 31, 2012, we issued 467,928, 897,906 and 4,141,547 shares of our common stock, respectively, in conjunction with investments in controlled portfolio companies.

(4)
On December 21, 2012, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 17,500,000 shares of our common stock. Through this program we issued 10,248,051 shares of our common stock at an average price of $11.25 per share, raising $115,315 of gross proceeds.

(5)
On February 11, 2013, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 45,000,000 shares of our common stock. Through this

F-68

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

  program we issued 17,230,253 shares of our common stock at an average price of $11.14 per share, raising $191,897 of gross proceeds.

(5)
On May 8, 2013, we established an at-the-market program through which we may sell, from time to time and at our sole discretion 45,000,000 shares of our common stock. Through this program we issued 4,539,200 shares of our common stock at an average price of $10.90 per share, raising $47,532 of gross proceeds.

(7)
On June 15, 2012, we completed the acquisition of the businesses of First Tower. We acquired 80.1% of First Tower's businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock.

        Our shareholders' equity accounts at June 30, 2013 and June 30, 2012 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

        On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value. We have not made any purchases of our common stock during the period from August 24, 2011 to June 30, 2013 pursuant to this plan. Prior to any repurchase we are required to notify shareholders of our intention to purchase our common stock. This notice lasts for six months after notice is given. The last notice was more than six months ago, therefore notice would be necessary before such repurchase could be effected.

        On October 29, 2012, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, as of June 30, 2013 we can issue up to $1,743,217 of additional debt and equity securities in the public market.

        On May 6, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110125 per share for May 2013 to holders of record on May 31, 2013 with a payment date of June 20, 2013;

  •
  $0.110150 per share for June 2013 to holders of record on June 28, 2013 with a payment date of July 18, 2013;

  •
  $0.110175 per share for July 2013 to holders of record on July 31, 2013 with a payment date of August 22, 2013; and

  •
  $0.110200 per share for August 2013 to holders of record on August 30, 2013 with a payment date of September 19, 2013.

F-69

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

        On June 17, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110225 per share for September 2013 to holders of record on September 30, 2013 with a payment date of October 24, 2013;

  •
  $0.110250 per share for October 2013 to holders of record on October 31, 2013 with a payment date of November 21, 2013;

  •
  $0.110275 per share for November 2013 to holders of record on November 29, 2013 with a payment date of December 19, 2013; and

  •
  $0.110300 per share for December 2013 to holders of record on December 31, 2013 with a payment date of January 23, 2014.

        During the years ended June 30, 2013 and June 30, 2012, we issued 1,450,578 and 1,056,484 shares, respectively, of our common stock in connection with the dividend reinvestment plan.

        At June 30 2013, we have reserved 70,246,258 shares of our common stock for issuance upon conversion of the Senior Convertible Notes (See Note 5).

Note 10. Other Investment Income

        Other investment income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources was $58,176, $36,493 and $19,930 for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

	For The Year Ended
Income Source	June 30, 2013	June 30, 2012	June 30, 2011
Structuring, advisory and amendment fees (Note 3)	$53,708	$35,976	$19,589
Overriding royalty interests	4,122	224	154
Administrative agent fee	346	293	187

Other Investment Income	$58,176	$36,493	$19,930

Note 11. Net Increase in Net Assets per Common Share

        The following information sets forth the computation of net increase in net assets resulting from operations per common share for the years ended June 30, 2013, 2012 and 2011, respectively.

	For The Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Net increase in net assets resulting from operations	$220,856	$190,904	$118,238
Weighted average common shares outstanding	207,069,971	114,394,554	85,978,757

Net increase in net assets resulting from operations per common share	$1.07	$1.67	$1.38

F-70

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions

Investment Advisory Agreement

        We have entered into an investment advisory and management agreement with Prospect Capital Management (the "Investment Advisory Agreement") under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The total base management fees earned by and paid to Prospect Capital Management for the years ended June 30, 2013, June 30, 2012 and June 30, 2011 were $69,800, $35,836 and $22,496, respectively.

        The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized).

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment

F-71

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        Income incentive fees totaling $81,231, $46,671 and $23,555 were earned for the years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. No capital gains incentive fees were earned for years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

F-72

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration, LLC ("Prospect Administration") under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and his staff. For the years ended June 30, 2013, 2012 and 2011, the reimbursement was approximately $8,737, $6,848 and $4,979, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of the Investment Adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as administrator for us.

Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. As of June 30, 2013 and June 30, 2012, $1,291 and $165 of managerial assistance fees remain on the consolidated statements of assets and liabilities as a payable to the Administrator for reimbursement of its cost in providing such assistance.

Note 13. Litigation

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise

F-73

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 13. Litigation (Continued)

will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any such material litigation as of the date of this report.

Note 14. Financial Highlights

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Per Share Data(1):
Net asset value at beginning of period	$10.83	$10.36	$10.30	$12.40	$14.55
Net investment income	1.57	1.63	1.10	1.13	1.87
Realized (loss) gain	(0.13)	0.32	0.19	(0.87)	(1.24)
Net unrealized (depreciation) appreciation	(0.37)	(0.28)	0.09	0.07	0.48
Net increase (decrease) in net assets as a result of public offering	0.13	0.04	(0.08)	(0.85)	(2.11)
Net increase in net assets as a result of shares issued for Patriot acquisition	—	—	—	0.12	—
Dividends to shareholders	(1.31)	(1.24)	(1.24)	(1.70)	(1.15)

Net asset value at end of period	$10.72	$10.83	$10.36	$10.30	$12.40

Per share market value at end of period	$10.80	$11.39	$10.11	$9.65	$9.20
Total return based on market value(2)	6.24%	27.21%	17.22%	17.66%	(18.60)%
Total return based on net asset value(2)	10.91%	18.03%	12.54%	(6.82)%	(0.61)%
Shares outstanding at end of period	247,836,965	139,633,870	107,606,690	69,086,862	42,943,084
Average weighted shares outstanding for period	207,069,971	114,394,554	85,978,757	59,429,222	31,559,905
Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$2,656,494	$1,511,974	$1,114,357	$711,424	$532,596
Portfolio turnover rate	29.24%	29.06%	27.63%	21.61%	4.99%
Annualized ratio of operating expenses to average net assets	11.50%	10.73%	8.47%	7.54%	9.03%
Annualized ratio of net investment income to average net assets	14.86%	14.92%	10.60%	10.69%	13.14%

(1)
Financial highlights are based on weighted average shares.

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

F-74

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 15. Selected Quarterly Financial Data (Unaudited)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2010	35,212	0.47	20,995	0.28	4,585	0.06	25,580	0.34
December 31, 2010	33,300	0.40	19,080	0.23	12,861	0.16	31,940	0.38
March 31, 2011	44,573	0.51	23,956	0.27	9,803	0.11	33,759	0.38
June 30, 2011	56,391	0.58	30,190	0.31	(3,232)	(0.03)	26,959	0.28
September 30, 2011	55,342	0.51	27,877	0.26	12,023	0.11	39,900	0.37
December 31, 2011	67,263	0.61	36,508	0.33	27,984	0.26	64,492	0.59
March 31, 2012	95,623	0.84	58,072	0.51	(7,863)	(0.07)	50,209	0.44
June 30, 2012	102,682	0.82	64,227	0.52	(27,924)	(0.22)	36,303	0.29
September 30, 2012	123,636	0.76	74,027	0.46	(26,778)	(0.17)	47,249	0.29
December 31, 2012	166,035	0.85	99,216	0.51	(52,727)	(0.27)	46,489	0.24
March 31, 2013	120,195	0.53	59,585	0.26	(15,156)	(0.07)	44,429	0.20
June 30, 2013	166,470	0.68	92,096	0.38	(9,407)	(0.04)	82,689	0.34

(1)
Per share amounts are calculated using weighted average shares during period.

(2)
As adjusted for increase in earnings from Patriot.

Note 16. Subsequent Events

        During the period from July 1, 2013 to October 11, 2013, we issued $115,110 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $112,713.

        During the period from July 1, 2013 to August 21, 2013, we sold 9,818,907 shares of our common stock at an average price of $10.97 per share, and raised $107,725 of gross proceeds, under the ATM Program. Net proceeds were $106,822 after commissions to the broker-dealer on shares sold and offering costs.

        On August 23, 2013, we entered into an ATM Program with BMO Capital Markets, Goldman, Sachs & Co., RBC Capital Markets and KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 45,000,000 shares of our common stock. During the period from August 26, 2013 to October 11, 2013 (with settlements August 29, 2013 through October 16, 2013), we sold 17,444,710 shares of our common stock at an average price of $11.26 per share, and raised $196,513 of gross proceeds, under the ATM Program. Net Proceeds were $194,579 after commissions to BMO Capital Markets, Goldman, Sachs & Co., RBC Capital Markets and KeyBanc on shares sold.

        On July 1, 2013, Pre-Paid Legal Services, Inc. repaid the $5,000 loan receivable to us.

        On July 9, 2013, Southern Management Corporation repaid the $17,565 loan receivable to us.

        On July 12, 2013, we provided $11,000 of secured second lien financing to Water PIK, Inc., a leader in developing innovative personal and oral healthcare products.

        On July 23, 2013, we made a $2,000 investment in Carolina Beverage Group, LLC ("Carolina Beverage"), a contract beverage manufacturer.

F-75

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On July 24, 2013, we sold our $2,000 investment in Carolina Beverage and realized a gain of $45 on this investment.

        On July 26, 2013, we made a $2,000 follow-on senior secured debt investment in Spartan Energy Services, LLC, a leading provider of thru tubing and flow control services to oil and gas companies.

        On July 26, 2013, we made a $20,000 follow-on secured second lien investment in Royal Adhesives & Sealants, LLC ("Royal"), a leading producer of proprietary, high-performance adhesives and sealants.

        On July 31, 2013, we made a $5,100 follow-on investment in Coverall North America, Inc., a leading franchiser of commercial cleaning businesses.

        On July 31, 2013, Royal repaid the $28,364 subordinated unsecured loan receivable to us.

        On July 31, 2013, Cargo Airport Services USA, LLC repaid the $43,399 loan receivable to us.

        On August 1, 2013, Medical Security Card Company, LLC repaid the $13,214 loan receivable to us.

        On August 2, 2013, we made an investment of $44,100 to purchase 90% of the subordinated notes in CIFC Funding 2013-III, Ltd.

        On August 2, 2013, we funded a recapitalization of CP Energy Services, Inc. ("CP Energy") with $81,273 of debt and $12,741 of equity financing. Through the recapitalization, we acquired a controlling interest in CP Energy for $73,009 in cash and 1,918,342 unregistered shares of our common stock. After the financing, we received repayment of the $18,991 loan previously outstanding.

        On August 12, 2013, we provided $80,000 in senior secured loans and a senior secured revolving loan facility, of which $70,000 was funded at closing, for the recapitalization of Matrixx Initiatives, Inc., owner of Zicam, a leading developer and marketer of OTC cold remedy products under the Zicam brand.

        On August 14, 2013, we announced the revised conversion rate on the 2018 Notes of 82.8631 shares of common stock per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.07.

        On August 15, 2013, we announced an increase of $15,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $567,500.

        On August 15, 2013, we made a $14,000 follow-on investment in Totes Isotoner Corporation, a leading designer, distributer and retailer of high quality, branded functional accessories.

        On August 21, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110325 per share for January 2014 to holders of record on January 31, 2014 with a payment date of February 20, 2014;

  •
  $0.110350 per share for February 2014 to holders of record on February 28, 2014 with a payment date of March 20, 2014; and

  •
  $0.110375 per share for March 2014 to holders of record on March 31, 2014 with a payment date of April 17, 2014.

F-76

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On August 30, 2013, we made a $16,000 follow-on investment in System One Holdings, LLC, a leading provider of professional staffing services.

        On September 5, 2013, we provided $50,000 of floating rate senior secured financing to a leading payments processor.

        On September 10, 2013, we made a $12,500 first lien secured investment in Photonis SAS, a world leader in the development, manufacture and sale of electro-optic components for the detection and intensification of very faint light sources.

        On September 11, 2013, Seaton Corp. repaid the $13,310 loan receivable to us.

        On September 12, 2013, we provided a $75,000 floating-rate senior secured term loan to support the recapitalization of American Broadband Communications, LLC, a leading provider of voice, video, and high-speed internet services.

        On September 13, 2013, we made an investment of $36,515 to purchase 83.56% of the subordinated notes in Apidos CLO XV, Ltd.

        On September 19, 2013, we provided $47,985 of combined senior secured floating rate debt and equity to support the recapitalization of Mity Enterprises, Inc., a leading designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.

        On September 25, 2013, we made a $12,000 senior secured investment in NCP Finance, a lender to short term loan providers in the alternative financial services industry.

        On September 25, 2013, we received payment of $5,000 in settlement of a lawsuit related to the loan to Integrated Contract Services, Inc., which was previously written off.

        On September 30, 2013, we made an investment of $22,575 to purchase 51.02% of the subordinated notes in Galaxy XVI CLO, Ltd.

        On September 30, 2013, we sold our investment in ADAPCO, Inc. for net proceeds of $553, recognizing a realized gain of $413 on the sale.

        On September 30, 2013, we made an $18,818 follow-on investment in JHH Holdings, Inc., a leading provider of home healthcare services in Texas.

        On October 1, 2013, we made a $2,600 follow-on investment in AIRMALL USA, Inc., a leading developer and manager of airport retail operations.

        On October 7, 2013, Evanta Ventures, Inc. repaid the $10,506 loan receivable to us.

        On October 11, 2013, we made a $5,846 follow-on senior debt and equity investment in CP Energy Services, Inc., an energy services company based in western Oklahoma.

        On October 11, 2013, we provided $25,000 in preferred equity for the recapitalization of Ajax Rolled Ring & Machine, Inc. After the financing, we received repayment of the $20,009 loan previously outstanding.

F-77

PROSPECTUS SUPPLEMENT
November 4, 2013

Incapital LLC

BofA Merrill Lynch

Citigroup